GE FUNDS

ANNUAL REPORT

                                                               [GE LOGO OMITTED]

                                                              September 30, 2000

[GE LOGO OMITTED]

WE BRING GOOD THINGS TO LIFE.

                    UNDERSTANDING YOUR REPORT

PRESIDENT'S LETTER ...................................... 1

REVIEW OF PERFORMANCE AND SCHEDULES OF INVESTMENTS
Portfolio managers discuss your Funds and what
we invested in and why
     GE U.S. EQUITY FUND ................................ 3
     GE VALUE EQUITY FUND ............................... 7
     GE MID-CAP GROWTH FUND .............................11
     GE MID-CAP VALUE EQUITY FUND .......................15
     GE SMALL-CAP VALUE EQUITY FUND .....................18
     GE S&P 500 INDEX FUND ..............................22
     GE GLOBAL EQUITY FUND ..............................29
     GE INTERNATIONAL EQUITY FUND .......................34
     GE EUROPE EQUITY FUND ..............................39
     GE EMERGING MARKETS FUND ...........................43
     GE PREMIER GROWTH EQUITY FUND ......................48
     GE PREMIER RESEARCH EQUITY FUND ....................51
     GE PREMIER INTERNATIONAL EQUITY FUND ...............54
     GE PREMIER VALUE EQUITY FUND .......................57
     GE INCOME FUNDS ....................................60
       O GE FIXED INCOME FUND
       O GE GOVERNMENT SECURITIES FUND
       O GE SHORT-TERM GOVERNMENT FUND
     GE TAX-EXEMPT FUND .................................75
     GE HIGH YIELD FUND .................................79
     GE STRATEGIC INVESTMENT FUND .......................85
     GE MONEY MARKET FUND ...............................95
     NOTES TO PERFORMANCE ...............................97
     NOTES TO SCHEDULES OF INVESTMENTS ..................98
FINANCIAL STATEMENTS
     Financial Highlights ...............................99
     Notes to Financial Highlights .....................117
     Statements of Assets and Liabilities, Operations,
     and Changes in Net Assets .........................118

NOTES
     Notes to Financial Statements .....................134

REPORT OF INDEPENDENT ACCOUNTANTS ......................144

TAX INFORMATION ........................................145
GE FUNDS' INVESTMENT TEAM ..............................148

SHAREHOLDER INQUIRIES ....................INSIDE BACK COVER





                              HIGHLY RATED GE FUNDS

                             MORNINGSTAR RATINGS(TM)

                           THROUGH SEPTEMBER 30, 2000




                              NUMBER OF             STAR
FUND/CLASS               FUNDS IN ITS CLASS        RATINGS
--------------------------------------------------------------------------------

GE U.S. EQUITY (DOMESTIC EQUITY)
------------------------------------------------------------------------------
  OVERALL                       3876
   Class A, B & Y                                 [star][star][star][star]
  3 YEAR                        3876
   Class A, B & Y                                 [star][star][star]
  5 YEAR                        2419
   Class A, B & Y                                 [star][star][star][star]

GE VALUE EQUITY (DOMESTIC EQUITY)
------------------------------------------------------------------------------
  OVERALL                       3876
   Class A & B                                    [star][star][star][star]
  3 YEAR                        3876
   Class A & B                                    [star][star][star]
  5 YEAR                        2419
   Class A & B                                    [star][star][star][star]

GE GLOBAL EQUITY (INTERNATIONAL EQUITY)
------------------------------------------------------------------------------
  OVERALL                       1175
   Class A, B & Y                                 [star][star][star][star]
  3 YEAR                        1175
   Class A, B & Y                                 [star][star][star][star]
  5 YEAR                         730
   Class A, B & Y                                 [star][star][star][star]

GE PREMIER GROWTH EQUITY (DOMESTIC EQUITY)
------------------------------------------------------------------------------
  OVERALL & 3 YEAR              3876
   Class A, B & Y                                 [star][star][star][star]

GE SHORT TERM GOVERNMENT (TAXABLE BOND)
------------------------------------------------------------------------------
  OVERALL                       1741
   Class A & B                                    [star][star][star][star]
   Class Y                                        [star][star][star][star][star]
  3 YEAR                        1741
   Class A & B                                    [star][star][star][star]
   Class Y                                        [star][star][star][star][star]
  5 YEAR                        1300
   Class A & B                                    [star][star][star][star]
   Class Y                                        [star][star][star][star][star]

Morningstar is an independent fund rating company that seeks to provide a non-biased system used in making investment decisions. A fund is rated in its broad asset class on a scale of one to five stars through the evaluation of the historical balance of risk and return after 3 years of performance.

Morningstar proprietary ratings on U.S.-domiciled funds reflect historical risk-adjusted performance as of September 30, 2000. The ratings are subject to change every month. Past performance is no guarantee of future results. Morningstar ratings on U.S.-domiciled funds are calculated from the funds' three-, five-, and 10-year average annual returns (if applicable) in excess of 90-day U.S. Treasury bill returns with appropriate fee adjustments, and a risk factor that reflects fund performance below 90-day U.S. T-bill returns. The top 10% of the funds in a broad asset class receive 5 stars, the next 22.5% receive 4 stars, and the next 35% receive 3 stars. The funds were rated exclusively against U.S.-domiciled funds. Ratings are for the share classes shown only, other classes may vary.

Investment return and principal value will fluctuate and you may have a gain or loss when you sell your shares. The adviser has voluntarily agreed to waive and/or bear certain fees and expenses. Without these provisions, which may be terminated in the future, the results may have been lower. Returns assume changes in share price and reinvestment of dividends and capital gains.


--------------------------------------------------------------------------------
This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

                                                     A LETTER FROM THE PRESIDENT

DEAR SHAREHOLDER:

I am pleased to provide you with the Annual Report for the GE Funds, for the twelve months ended September 30, 2000. In this letter I would like to give you an overview of some of the new products and ideas we have introduced since our last report, fund highlights, an overview of the market and what we expect will happen in the market over the course of the next few months. If you would like detailed information about a particular fund's performance, please read the portfolio manager commentary and fund specific data included in this report.

NEW FEATURES
As I mentioned in my letter that accompanied the semi-annual report sent to you earlier this year, we improved our voice response system. Speech Recognition capability was added, allowing you to get your account balance, change your PIN, or request your statement over the telephone rather than waiting in a phone queue for the answers you need. If you have not yet called in and used the new program, I would encourage you to do so.

Our latest enhancements involve our Internet web sites. From the GE FINANCIAL NETWORK, located at WWW.GEFN.COM/MUTUALFUNDS, you can access your account information, check on your investments and download and print your quarterly GE Funds statement - you no longer have to wait to receive your statement by mail. In addition, the www.gefn.com web site contains information about obtaining auto, life and disability insurance, a home mortgage or GE credit card, plus a great deal more. The GE Center for Financial Learning, located at WWW.FINANCIALLEARNING.COM offers a resource center complete with financial tools and calculators, on-line courses, interactive workshops, a personal planner, and a bookstore - all designed to help you meet a wide variety of personal financial needs.

In other exciting news, on-line brokerage services will be made available in the first quarter of next year. Customers will be able to invest in a variety of various stocks, bonds and mutual funds through GE's brokerage service. Watch for more information in the coming months!

FUND HIGHLIGHTS
The GE STRATEGIC INVESTMENT FUND was named by MUTUAL FUNDS MAGAZINE as one of the top 100 mutual funds in its May, 2000 issue. This honor recognizes the value inherent in Strategic Investment's neutral, or balanced, asset allocation strategy. The strategy allows the portfolio management team to select the securities they believe will offer the best return, without being limited to holding a specific percent in particular sectors. For more information on this Fund or any other GE Fund, you can download a prospectus from our web site or call 800-242-0134 to request a copy.

In addition to the good news about the GE Strategic Investment Fund, Standard & Poor's awarded its Select Fund designation to GE VALUE EQUITY FUND and GE U.S. EQUITY FUND. The award acknowledges the Funds' performance track records as well as their consistent management over the last three years. In its presentation, S&P stated that GE Value Equity Fund earned this designation because of its consistent high performance and experienced and skilled management team, which has demonstrated an ability to identify undervalued companies. The GE U.S. Equity Fund was noted for its consistent performance and management team, as well as for demonstrating an ability to create a style-neutral portfolio from a successful, established process.

We are very pleased with these honors and believe that they highlight our investment management goal of realizing consistent above average returns, while maintaining appropriate levels of risk for our investors.

MARKET OVERVIEW
The U.S. economy continued its strength into the third quarter of the year as unemployment figures reached a new low of 3.9% and worker productivity levels continued to rise. The Federal Reserve Board's interest rate increases over the past 18 months began to take effect as signs of inflation diminished and the U.S. economy appeared to be heading for a soft landing. U.S. stock markets were hard hit

[PHOTO OF MICHAEL J. COSGROVE OMITTED]
during the second quarter of the year as the NASDAQ composite index fell 355 points, or over 30% in one day. The NASDAQ did regain much of its losses in June and into the third quarter, however, it still finished down 9.74% for the one-year period ended September 30, 2000. The Dow Jones Industrial Average and the S&P 500 Index also closed the year down, finishing at -1.39% and -6.31%, respectively. The positive news from the major indices was that the market had regained some breadth after having been narrowly focused on technology stocks for so long. Utility stocks, financials, capital goods, and energy stocks all performed well during the third quarter.

The Federal Reserve Board declined to increase interest rates at its last meeting, meeting market expectations. The bond market reacted favorably as interest rates lowered across the maturity spectrum, producing a positive total return for the U.S. Treasury sector.

MARKET OUTLOOK
As we enter the fourth quarter of the year, we believe there are four areas of concern for the economy and the markets. The first is the November presidential elections, with concern about future spending by the U.S. Government being raised, since both candidates have made promises that will impact the surplus, and could cause the country to go back to a deficit position. The second concern is the ability of the Federal Reserve Board to hold interest rates steady. The Board's bias thus far has been toward tightening rates, and looks to continue that way, given the tight labor market and potential inflation effect of higher energy costs. The third concern came into play during September as a number of large companies, roughly 30% of the DJIA, reported earnings misses -- meaning that they would not meet their earnings estimates for the year. The fourth area is rising energy costs. The price of oil reached a ten-year high of $37 a barrel as the third quarter ended. If weather forecasters are correct in predicting a very cold winter, then oil and gas consumption will be heavy and could result in higher prices. Higher energy prices would also affect corporate earnings, since the cost of doing business for many companies would be negatively impacted.

With all of these uncertainties in the market, we continue to believe that our investment strategy of stock picking, and not indexing, is the key determinant of who will be successful going forward and who will not. We will continue to look for investment opportunities with high-quality companies that have strategic vision and strong earnings potential. We plan to position our portfolios in a neutral posture going forward in order to take advantage of investment opportunities as they arise. We would suggest that our investors look to balance their portfolios, based upon their tolerance levels and risk profiles in order to make the most of the earning power in their portfolios.

Thank you for your continued investment with GE Funds. We look forward to continuing to serve your financial needs and encourage you to log on to WWW.GEFN.COM/MUTUALFUNDS to take advantage of the many opportunities offered by the GE Financial Network.

Sincerely,

/s/Michael J. Cosgrove


Michael J. Cosgrove
CHAIRMAN, GE FUNDS
OCTOBER 16, 2000

MIKE COSGROVE IS THE PRESIDENT OF THE ASSET MANAGEMENT SERVICES GROUP OF GE FINANCIAL ASSURANCE HOLDINGS, INC., AND OF GE INVESTMENT DISTRIBUTORS, INC., THE FUNDS' DISTRIBUTOR, AND SERVES AS A TRUSTEE OF THE GE PENSION TRUST AND GE'S EMPLOYEE SAVINGS PROGRAM. PREVIOUSLY CHIEF FINANCIAL OFFICER OF GE ASSET MANAGEMENT AND ASSISTANT TREASURER - GE COMPANY, MIKE JOINED GE IN 1970 AND HELD A NUMBER OF MANAGERIAL POSITIONS IN FINANCE AND SALES IN THE INTERNATIONAL OPERATION AND IN GE TRADING COMPANY. HE HAS A B.S. IN ECONOMICS FROM FORDHAM UNIVERSITY AND AN M.B.A. FROM ST. JOHN'S UNIVERSITY.

                                                             GE U.S. EQUITY FUND

Q&A

GENE BOLTON IS RESPONSIBLE FOR THE OVERALL MANAGEMENT OF THE U.S. EQUITY OPERATION AT GE ASSET MANAGEMENT WITH TOTAL ASSETS OF APPROXIMATELY $34 BILLION. HIS RESPONSIBILITIES INCLUDE OVERSEEING THE PORTFOLIO MANAGEMENT TEAM OF THE GE U.S. EQUITY FUND. GENE JOINED GE IN 1964. AFTER COMPLETING GE'S FINANCIAL MANAGEMENT PROGRAM, HE HELD A NUMBER OF FINANCIAL AND STRATEGIC PLANNING POSITIONS IN THE U.S. AND EUROPE. JOINING GE ASSET MANAGEMENT IN 1984 AS CHIEF FINANCIAL OFFICER, HE MOVED TO EQUITIES AS A PORTFOLIO MANAGER IN 1986 AND WAS NAMED TO HIS PRESENT POSITION IN 1991. GENE IS A TRUSTEE OF THE GE PENSION TRUST AND GE'S EMPLOYEE SAVINGS PROGRAM, AS WELL AS CHAIRMAN OF THE ASSET ALLOCATION COMMITTEE OF GE ASSET MANAGEMENT. HE ALSO SERVES AS A TRUSTEE OF THE INVESTMENT MANAGEMENT WORKSHOP, SPONSORED BY THE ASSOCIATION FOR INVESTMENT MANAGEMENT AND RESEARCH. GENE IS A GRADUATE OF MUNDELEIN COLLEGE WITH A B.A. IN BUSINESS MANAGEMENT.

[PHOTO OF GENE BOLTON OMITTED]


Q. HOW DID THE GE U.S. EQUITY FUND PERFORM COMPARED TO ITS BENCHMARK FOR THE ONE-YEAR PERIOD ENDED SEPTEMBER 30, 2000?
A. The GE U.S. Equity Fund posted a return of 12.10% for the Class A Shares, 11.29% for the Class B Shares, 11.25% for the Class C Shares and 12.38% for the Class Y Shares for the one-year period ended September 30, 2000, while the Standard & Poor's 500 Composite Price Index returned 13.24% for the same period.

Q. WHY DID THE FUND UNDERPERFORM ITS BENCHMARK FOR THE ONE-YEAR PERIOD ENDED SEPTEMBER 30, 2000?
A. The Fund underperformed the benchmark because of an underweighting in technology and due to the continued decline in consumer cyclical stocks amid a moderation in economic growth. Financial, consumer stable, energy, and capital goods were strong sectors for the Fund and helped contribute positively to performance.

Q.  WHICH STOCKS/SECTORS HAVE PERFORMED WELL? WHICH HAVE NOT PERFORMED WELL?
A. On an annual basis, the Fund's strategy is outperforming the S&P 500 Index by more than 1.00%. Several sectors have helped performance including financial, consumer stable, energy, and capital goods. The financial sector has just recently rebounded to post very strong returns in the third quarter of 2000, helping to offset lackluster results early on in the year. The consumer stable sector has done well primarily due to the strong performance of healthcare stocks. Energy has also been a strong sector due to positive demand/supply characteristics around oil and the production and refining of this commodity. Another positive sector over the annual period was capital goods. Recently capital goods stocks have pulled back because of several disappointing earnings pre-announcements due to the moderation in economic growth both in the United States and abroad.


    The technology sector delivered strong double-digit returns over the period. However, our concerns over valuations resulted in an underweighting of the sector. In addition, the consumer cyclical sector has been hit hard amid concerns of an economic slowdown with retailers, restaurants, broadcasting, and entertainment stocks all under pressure.

Q.  WHAT HAS BEEN GOING ON IN THE U.S. EQUITY MARKETS?
A. Volatility has been the one constant in the U.S. equity markets over the past year. After stellar gains in the fourth quarter of 1999, the first three quarters of 2000 have been very volatile. The first quarter of 2000 performed quite well with a very strong January and February, however, March proved to be the beginning of a re-valuation of the U.S. equity markets. A number of technology stocks were priced to perfection and the March through May period corrected some of the excesses.

    The U.S. equity markets certainly did not earn a gold medal in the third quarter of 2000. In fact, the S&P 500 finished down 1.0% in the quarter, placing the index seventh out of 33 FT/S&P All-World Indices measured in U.S. dollars. The silver lining is that the U.S. position improved from 18th place in 1999, perhaps indicating that the U.S. markets provide a relative "safe" haven in times of slowing global economic conditions.

Q.  WHAT IS YOUR OUTLOOK FOR THE FUND?
A. With the Fund broadly diversified in high-quality, reasonably valued stocks, we believe it is well positioned for the volatility that we expect for the remainder of the year. We are committed to investing in high quality managements that have the experience and resources to manage their businesses in times of moderating economic conditions.

                                                             GE U.S. EQUITY FUND


--------------------------------------------------------------------------------
                            TOP TEN LARGEST HOLDINGS
                              AT SEPTEMBER 30, 2000
                              AS A % OF NET ASSETS
--------------------------------------------------------------------------------
  Citigroup Inc.                   4.24%
--------------------------------------------------------------------------------
  Merck & Co. Inc.                 2.71%
--------------------------------------------------------------------------------
  Exxon Mobil Corp.                2.59%
--------------------------------------------------------------------------------
  Microsoft Corp.                  2.58%
--------------------------------------------------------------------------------
  Intel Corp.                      2.50%
--------------------------------------------------------------------------------
  Cardinal Health Inc.             2.05%
--------------------------------------------------------------------------------
  Cisco Systems Inc.               1.91%
--------------------------------------------------------------------------------
  SBC Communications Inc.          1.90%
--------------------------------------------------------------------------------
  Fannie Mae                       1.79%
--------------------------------------------------------------------------------
  First Data Corp.                 1.77%
--------------------------------------------------------------------------------


                               INVESTMENT PROFILE
             A mutual fund designed for investors who seek long-term
                  growth of capital by investing primarily in a
            diversified portfolio of growth and value stocks of U.S.
                                   companies.

                         * LIPPER PERFORMANCE COMPARISON
                           LARGE CAP VALUE PEER GROUP
       BASED ON AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED 9/30/00

                     One         Five
                    Year         Year
                   -------      -------
 Number of
 Funds in
 peer group:          365         169

 Peer group
 average annual
 total return:     10.60%      16.71%

 Lipper categories
 in peer group:  LARGE CAP VALUE

 *SEE NOTES TO PERFORMANCE FOR EXPLANATION OF PEER CATEGORIES




              COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT

CLASS A SHARES+
[CLASS A SHARES LINE GRAPH OMITTED]

PLOT POINTS FOLLOWS:
       GE U.S. Equity   GE U.S. Equity w/load        S&P 500
2/22/93  10,000.00          9,425.00               10,000.00
         10,519.58          9,917.30               10,215.80
9/93     11,032.38         10,400.76               10,531.82
         10,701.37         10,088.69               10,365.39
9/94     11,129.16         10,491.98               10,920.02
         11,991.38         11,304.84               11,979.63
9/95     14,118.31         13,310.00               14,166.68
         15,797.66         14,893.21               15,825.89
9/96     16,758.61         15,799.16               17,047.17
         18,560.23         17,497.63               18,960.87
9/97     23,422.39         22,081.43               23,948.59
         26,873.73         25,335.17               28,069.47
9/98     24,739.00         23,323.11               26,131.98
         31,294.61         29,502.94               33,274.27
9/99     31,615.33         29,805.30               33,398.05
         36,083.96         34,018.08               39,318.96
9/00     35,439.60         33,410.62               37,820.44


                                 AVERAGE ANNUAL
                                  TOTAL RETURN

                       ONE   FIVE    SINCE
                      YEAR   YEAR  INCEPTION
                     ------ ------ ---------
GE U.S. Equity       12.10% 20.21%   18.10%
GE U.S. Equity w/load
(maximum load-5.75%)  5.66% 18.79%   17.19%
S&P 500              13.24% 21.70%   19.11%


CLASS B SHARES
[CLASS B SHARES LINE GRAPH OMITTED]

PLOT POINTS FOLLOWS:
       GE U.S. Equity GE  U.S. Equity w/load     S&P 500
12/22/93 10,000.00            10,000.00         10,000.00
          9,647.78             9,647.78          9,618.62
9/94      9,990.57             9,990.57         10,133.30
         10,728.90            10,728.90         11,116.57
9/95     12,579.81            12,579.81         13,146.06
         14,022.58            14,022.58         14,685.73
9/96     14,816.93            14,816.93         15,819.02
         16,345.27            16,345.27         17,594.85
9/97     20,558.50            20,558.50         22,223.24
         23,492.61            23,492.61         26,047.23
9/98     21,545.00            21,545.00         24,249.33
         27,153.91            27,153.91         30,877.06
9/99     27,326.98            27,326.98         30,991.92
         32,103.31            32,103.31         36,486.26
9/00     31,530.04            31,530.04         35,095.70

                                 AVERAGE ANNUAL
                                  TOTAL RETURN

                       ONE   FIVE    SINCE
                      YEAR   YEAR  INCEPTION
                     ------ ------ ---------
GE U.S. Equity       11.29% 19.31%  18.47%
GE U.S. Equity w/load 7.33% 19.31%  18.47%
(maximum load)        4.00%  0.00%   0.00%
S&P 500              13.24% 21.70%  20.36%


CLASS C SHARES
[CLASS C SHARES LINE GRAPH OMITTED]

PLOT POINTS FOLLOWS:
      GE U.S. Equity  GE U.S. Equity w/load         S&P 500
10/1/99  10,000.00         10,000.00              10,000.00
10/99    10,528.82         10,528.82              10,636.00
11/99    10,652.31         10,652.31              10,851.91
12/99    11,171.89         11,171.89              11,491.09
01/00    10,727.88         10,727.88              10,912.05
02/00    10,337.58         10,337.58              10,710.07
03/00    11,372.41         11,272.41              11,772.83
04/00    11,171.89         11,073.09              11,399.04
05/00    11,182.63         11,083.74              11,165.82
06/00    11,150.41         11,051.80              11,438.93
07/00    11,007.18         10,909.84              11,256.37
08/00    11,619.48         11,519.48              11,955.39
09/00    11,125.34         11,026.96              11,324.15


                                 AVERAGE ANNUAL
                                  TOTAL RETURN

                           ONE    SINCE
                          YEAR  INCEPTION
                         ------ ---------
GE U.S. Equity            11.25% 11.25%
GE U.S. Equity w/load     10.27% 10.27%
(maximum load)             1.00%  1.00%
S&P 500                   13.24% 13.24%


CLASS Y SHARES
[CLASS Y SHARES LINE GRAPH OMITTED]

PLOT POINTS FOLLOWS:
         GE U.S. Equity     S&P 500
11/29/93 10,000.00         10,000.00
          9,696.21          9,737.32
9/94     10,096.06         10,258.34
         10,889.12         11,253.75
9/95     12,835.67         13,308.28
         14,388.82         14,866.95
9/96     15,270.71         16,014.23
         16,937.04         17,811.97
9/97     21,403.88         22,497.47
         24,582.47         26,368.65
9/98     22,658.00         24,548.57
         28,694.05         31,258.08
9/99     29,033.73         31,374.36
         33,171.20         36,936.50
9/00     32,627.07         35,528.78



                                 AVERAGE ANNUAL
                                  TOTAL RETURN

                     ONE   FIVE    SINCE
                    YEAR   YEAR  INCEPTION
                   ------ ------ ---------
GE U.S. Equity      12.38% 20.51% 18.88%
S&P 500             13.24% 21.70% 20.37%



  SEE NOTES TO PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

                                                             GE U.S. EQUITY FUND

                                      SCHEDULE OF INVESTMENTS SEPTEMBER 30, 2000

GE U.S. EQUITY FUND

[GE U.S. EQUITY FUND PIE CHART OMITTED]
PLOT POINTS FOLLOWS:
TECHNOLOGY                   19.1%
FINANCIAL                    18.5%
CONSUMER STABLE              17.5%
CONSUMER CYCLICAL            11.0%
CAPITAL GOODS                 8.2%
ENERGY                        8.0%
CASH & OTHER*                 7.6%
UTILITIES                     6.8%
BASIC MATERIALS               2.2%
TRANSPORTATION                1.1%

*INCLUDES CASH EQUALIZED BY FUTURES OF 5.0%.




                                       NUMBER
                                    OF SHARES         VALUE
--------------------------------------------------------------------------------
COMMON STOCK -- 92.4%
--------------------------------------------------------------------------------
BASIC MATERIALS -- 2.2%

Airgas Inc. .......................   21,494   $    146,428(a)
Barrick Gold Corp. ................  131,351      2,003,103
Bowater Inc. ......................   40,599      1,885,316
Du Pont de Nemours (E.I.) & Co. ...   47,764      1,979,221
International Paper Co. ...........   35,823      1,027,672
Newmont Mining Corp. ..............  161,204      2,740,468
PPG Industries Inc. ...............   29,853      1,184,791
Rayonier Inc. .....................   40,002      1,437,572
The Dow Chemical Co. ..............   35,823        893,336
Weyerhaeuser Co. ..................  119,410      4,821,178
                                                 18,119,085

CAPITAL GOODS -- 8.2%

Boeing Co. ........................   64,482      4,062,366
Deere & Co. .......................   45,376      1,508,752
Dover Corp. .......................  266,643     12,515,556(h)
Eaton Corp. .......................   34,032      2,097,222
Emerson Electric Co. ..............  123,828      8,296,476
General Dynamics Corp. ............   32,241      2,025,138
Honeywell International Inc. ......   69,258      2,467,316(h)
Ingersoll-Rand Co. ................   45,375      1,537,078
Martin Marietta Materials Inc. ....   50,152      1,919,819
Molex Inc. (Class A) ..............  188,668      7,817,930
Parker-Hannifin Corp. .............   44,182      1,491,142
Textron Inc. ......................  156,547      7,220,730
United Technologies Corp. .........  195,048     13,507,074
Waste Management Inc. .............   10,726        187,035
                                                 66,653,634

CONSUMER - CYCLICAL -- 11.0%

Adelphia Communications
   Corp. (Class A) ................    8,359        230,395(a)
AT&T Corp. - Liberty Media
   Group (Class A) ................  397,633      7,157,394(a)




                                       NUMBER
                                    OF SHARES         VALUE
--------------------------------------------------------------------------------
Carnival Corp. ....................   52,540  $   1,293,798
Catalina Marketing Corp. ..........  130,754      4,919,619(a)
Comcast Corp. (Class A) ...........  198,221      8,114,672(a)
Costco Wholesale Corp. ............   25,076        876,093(a)
CVS Corp. .........................  117,021      5,419,535
Gannett Co. Inc. ..................   99,110      5,252,830
Home Depot Inc. ...................  122,992      6,526,263
Interpublic Group Cos. Inc. .......  194,638      6,629,857
Knight-Ridder Inc. ................   39,406      2,002,317
Lowes Cos. Inc. ...................  124,186      5,572,847
McDonald's Corp. ..................  209,565      6,326,243
NTL Inc. ..........................  111,349      5,156,851(a)
Target Corp. ......................  275,240      7,053,025
The Walt Disney Co. ...............  262,225     10,030,106(h)
Wal-Mart Stores Inc. ..............  146,874      7,068,311
                                                 89,630,156

CONSUMER - STABLE -- 17.5%

Abbott Laboratories ...............  145,083      6,900,510
American Home Products Corp. ......   39,405      2,228,845(h)
Amgen Inc. ........................   63,287      4,419,213(a)
Anheuser Busch Cos. Inc. ..........   51,346      2,172,578(h)
Avon Products Inc. ................   28,658      1,171,396
Bestfoods .........................   27,464      1,998,006
Bristol-Myers Squibb Co. ..........  159,878      9,133,031
Cardinal Health Inc. ..............  189,266     16,690,895(h)
Colgate-Palmolive Co. .............   15,284        721,405
Dentsply International Inc. .......   33,435      1,168,135
Eli Lilly & Co. ...................   80,006      6,490,487
Energizer Holdings Inc. ...........   94,334      2,311,183(a)
General Mills Inc. ................   50,152      1,780,396
Gillette Co. ......................  107,469      3,318,105
Heinz (H.J.) Co. ..................   29,853      1,106,427
Henry Schein Inc. .................   54,332      1,083,244(a)
Johnson & Johnson .................  113,559     10,667,449
Lincare Holdings Inc. .............   72,840      2,089,598(a)
Medtronic Inc. ....................   14,926        773,353
Merck & Co. Inc. ..................  296,137     22,043,698(h)
PE Corp. - PE Biosystems Group ....   13,036      1,518,694
Pepsico Inc. ......................  242,402     11,150,492
Pfizer Inc. .......................  299,122     13,441,795
Pharmacia Corp. ...................   50,152      3,018,523
Philip Morris Cos. Inc. ...........   48,003      1,413,088
Procter & Gamble Co. ..............   14,354        961,718
Ralston-Ralston Purina Group ......  137,321      3,252,791
Schering Plough Corp. .............   96,722      4,497,573
Sybron International Corp. ........   96,722      2,321,328(a)
The Quaker Oats Co. ...............   21,494      1,700,713
Watson Pharmaceuticals Inc. .......   13,136        852,198(a)
                                                142,396,867

ENERGY -- 8.0%

Anadarko Petroleum Corp. ..........   45,376      3,015,689
Baker Hughes Inc. .................   60,899      2,260,875
BP Amoco PLC ADR ..................   28,658      1,518,874
Burlington Resources Inc. .........   79,217      2,916,176
Calpine Corp. .....................   15,524      1,620,318(a)
Chevron Corp. .....................   28,658      2,443,094
Conoco Inc. (Class B) .............  125,380      3,377,424
Exxon Mobil Corp. .................  237,112     21,132,607(h)
Halliburton Co. ...................   63,236      3,094,612
Nabors Industries Inc. ............   96,721      5,068,180(a)
Royal Dutch Petroleum Co. ADR .....   95,529      5,725,769





--------
See Notes to Schedules of Investments and Financial Statements.

                                                             GE U.S. EQUITY FUND

                                      SCHEDULE OF INVESTMENTS SEPTEMBER 30, 2000




                                       NUMBER
                                    OF SHARES         VALUE
--------------------------------------------------------------------------------
Schlumberger Ltd. .................  106,462 $    8,763,153
Texaco Inc. .......................   10,747        564,218
Unocal Corp. ......................   71,646      2,538,955
USX-Marathon Group ................   51,346      1,456,943
                                                 65,496,887

FINANCIAL -- 18.5%

AFLAC Inc. ........................   14,329        917,952
American Express Co. ..............  104,484      6,347,403
American International
   Group Inc. .....................  124,097     11,874,532
Associates First Capital Corp.
   (Class A) ......................  137,919      5,240,922
Bank of America Corp. .............  156,427      8,192,864
Bank One Corp. ....................   38,211      1,475,900
Berkshire Hathaway Inc. (Class B) .      940      1,945,800(a)
Chase Manhattan Corp. .............  114,634      5,294,658
Chubb Corp. .......................   59,705      4,724,158
Citigroup Inc. ....................  638,645     34,526,745
Countrywide Credit
   Industries Inc. ................   20,897        788,862
Fannie Mae ........................  203,355     14,539,882
Fidelity National Financial Inc. ..   44,567      1,103,033
FleetBoston Financial Corp. .......  138,516      5,402,124
Goldman Sachs Group Inc. ..........   23,882      2,721,055
Hartford Financial Services
   Group Inc. .....................   71,646      5,225,680
J.P. Morgan & Co. Inc. ............    8,955      1,463,023
Lehman Brothers Holdings Inc. .....   50,032      7,392,228
Loews Corp. .......................   18,509      1,543,188
Marsh & McLennan Cos. Inc. ........   32,002      4,248,266
MetLife Inc. ......................   49,371      1,292,903(a)
Morgan Stanley, Dean
   Witter & Co. ...................  119,112     10,891,304
PNC Financial Services Group ......   93,139      6,054,035
St. Paul Cos. Inc. ................   46,570      2,296,483
State Street Corp. ................   29,256      3,803,280(e)
U.S. Bancorp. .....................   56,123      1,276,798
                                                150,583,078

TECHNOLOGY -- 19.1%

Analog Devices Inc. ...............  100,133      8,267,231(a)
Applied Materials Inc. ............  106,036      6,289,260(a)
Automatic Data Processing Inc. ....  129,202      8,640,384
Cisco Systems Inc. ................  281,211     15,536,908(a)
Compaq Computer Corp. .............   40,599      1,119,720
Dell Computer Corp. ...............  300,913      9,271,882(a)
EMC Corp. .........................  120,963     11,990,457(a)
Equifax Inc. ......................  360,589      9,713,366
First Data Corp. ..................  368,977     14,413,164
Intel Corp. .......................  489,581     20,348,210
International Business
   Machines Corp. .................   40,599      4,567,388
Microsoft Corp. ...................  348,263     21,004,612(a)
Motorola Inc. .....................   72,182      2,039,142
Nortel Networks Corp. .............  131,350      7,823,534
PerkinElmer Inc. ..................   13,971      1,458,223
Sun Microsystems Inc. .............   41,794      4,879,450(a)
Tellabs Inc. ......................   88,363      4,219,333(a)
Texas Instruments Inc. ............   83,587      3,944,262
                                                155,526,526




                                       NUMBER
                                    OF SHARES         VALUE
--------------------------------------------------------------------------------
TRANSPORTATION -- 1.1%

AMR Corp. .........................   66,989 $    2,189,703(a)
Burlington Northern
   Santa Fe Corp. .................    4,356         93,926
Canadian Pacific Ltd. .............  112,245      2,918,370
Continental Airlines Inc.
   (Class B) ......................   32,241      1,464,951(a)
Delta Air Lines Inc. ..............   47,765      2,119,572
                                                  8,786,522

UTILITIES -- 6.8%

AT&T Wireless Group ...............   23,882        498,537(a)
Dominion Resources Inc. ...........   16,717        970,631
Duke Energy Corp. .................   62,690      5,375,667
Dynegy Inc. (Class A) .............   26,270      1,497,390
El Paso Energy Corp. ..............   75,228      4,635,925
Enron Corp. .......................   21,494      1,883,412
Global Crossing Ltd. ..............   75,228      2,332,068(a)
NEXTLINK Communications
   Inc. (Class A) .................   51,346      1,806,737(a)
Qwest Communications
   International Inc. .............  145,083      6,973,052(a)
SBC Communications Inc. ...........  309,869     15,493,450
Southern Energy Inc. ..............   14,327        449,510(a)
Verizon Communications ............  143,292      6,940,706
Vodafone Group PLC ADR ............  108,065      3,998,405
Xcel Energy Inc. ..................   87,170      2,397,175
                                                 55,252,665
TOTAL INVESTMENTS IN SECURITIES
   (COST $614,392,411) ............             752,445,420


--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 3.9%
--------------------------------------------------------------------------------

GEI Short-Term
   Investment Fund ...............31,070,492     31,070,492

                                   PRINCIPAL
                                      AMOUNT           VALUE
--------------------------------------------------------------------------------
TIME DEPOSIT -- 0.1%

State Street Cayman Islands
   6.563%   10/02/00 .............  $485,000        485,000

TOTAL SHORT-TERM INVESTMENTS
   (COST $31,555,492) ............               31,555,492

OTHER ASSETS AND LIABILITIES,
   NET 3.7% ......................               30,411,010
                                               ------------

NET ASSETS-- 100% ................             $814,411,922
                                               ============


--------------------------------------------------------------------------------
OTHER INFORMATION
--------------------------------------------------------------------------------

The GE U.S. Equity Fund had the following long futures contracts open at September 30, 2000:

                            NUMBER
            EXPIRATION        OF       UNDERLYING   UNREALIZED
DESCRIPTION    DATE        CONTRACTS   FACE VALUE  DEPRECIATION
--------------------------------------------------------------------------------

S&P 500    December 2000      111      $40,340,175  $(635,582)






-----------
See Notes to Schedules of Investments and Financial Statements.

                                                            GE VALUE EQUITY FUND

Q&A

PETER J. HATHAWAY IS THE PORTFOLIO MANAGER FOR THE GE VALUE EQUITY FUND. HE IS CURRENTLY A SENIOR VICE PRESIDENT OF GE ASSET MANAGEMENT AND MANAGES EQUITY ASSETS OF APPROXIMATELY $9 BILLION. PETE HAS MORE THAN 37 YEARS OF INVESTMENT EXPERIENCE AND HAS HELD POSITIONS WITH GE ASSET MANAGEMENT SINCE 1985. PETE WAS SENIOR VICE PRESIDENT AND PORTFOLIO MANAGER AT AMERITRUST FROM 1975 TO 1985, AND PREVIOUSLY HELD INVESTMENT POSITIONS AT MERRILL LYNCH, EQUITABLE LIFE AND US TRUST. HE HOLDS AN M.B.A. FROM THE WHARTON SCHOOL AT THE UNIVERSITY OF PENNSYLVANIA AND A BS IN FINANCE FROM ARIZONA STATE UNIVERSITY.

Q. HOW DID THE GE VALUE EQUITY FUND PERFORM COMPARED TO ITS BENCHMARK FOR THE ONE-YEAR PERIOD ENDED SEPTEMBER 30, 2000?
A. The GE Value Equity Fund posted a return of 11.35% for Class A Shares, 10.44% for Class B Shares, 10.53% for Class C Shares and 11.56% for Class Y Shares for the one-year period ended September 30, 2000, while the Standard & Poor's 500/Barra Value Composite Price Index returned 13.76% for the same period.

Q. WHY DID THE FUND UNDERPERFORM ITS BENCHMARK FOR THE ONE-YEAR PERIOD ENDED SEPTEMBER 30, 2000?
A. Our performance lagged the benchmark because our technology holdings did not keep pace with the holdings in the benchmark, despite an overweighting. The benchmark returned in excess of 43% while the Fund returned just 20%. In addition, financials did well during this period where the benchmark returned 33% however the Fund was underweight financials despite solid stock selection which returned more than 42% during the period.

Q.  WHICH STOCKS/SECTORS HAVE PERFORMED WELL? WHICH HAVE NOT PERFORMED WELL?
A. Six of nine sectors in the S&P 500/Barra Value Index earned positive returns. On a stock selection basis, we outperformed the S&P 500/Barra Value Index in five sectors: capital goods, consumer cyclicals, transportation, utilities, and financials. Specific stocks that did well included Molex, Walt Disney, El Paso Energy, and Morgan Stanley Dean Witter to name just a few.

    Areas that detracted from performance included technology, where Unisys and Motorola fell more than 75% and 42%, respectively, over the period. Again, although our stock performance in the financial sector was very strong, the Fund's underweight had a negative impact on the Fund's performance.

Q.  HOW HAS THE VOLATILITY IN THE MARKET IMPACTED THE FUND?
A. Volatility over the past twelve months has been a consistent theme in the U.S. equity markets. In particular, the market certainly did not earn a gold medal in the most recent third quarter of 2000. In fact, the S&P 500 Index finished down 1.0% in the quarter, placing the Index seventh out of 33 FT/S&P All-World Indices measured in U.S. dollars. In September, the broader averages, including the S&P 500 Index and the Dow Jones Industrials, both posted declines in excess of 5.0% while the NASDAQ gave back an 11% gain in August with a more than 13% decline. These market indices have posted mixed results on a year-to-date basis in 2000 with the S&P 500 Index now down 1.5%, the Dow Jones Industrials down 6.55%, and the NASDAQ down 9.7%. Interestingly, this is the first negative nine-month performance for the S&P 500 Index since 1994.

    The continuation of the roller coaster volatility in performance for the broader averages is really the confluence of several factors including energy prices, the Euro currency, U.S. corporate earnings, and the U.S. Presidential election -- the "4 E's" as some equity strategists have remarked. In addition, the Federal Reserve's monetary policy of raising interest rates six times or 175 basis points over the past 18 months has provided the backdrop for a global economic slowdown, following a blistering pace of GDP growth in the U.S.
    during 1999.

    In terms of the Fund, we continue to own those companies that are underappreciated relative to their earnings growth and their peers. We are buying stocks that have a catalyst to unlock the intrinsic value over the next three to four years. We look at volatility, or swings in the markets, as opportunities to scale buy or scale sell those stocks that become, respectively, undervalued or overvalued relative to the market and to their peers. We are committed to finding those companies with excellent management who can execute their business strategy in difficult market conditions.

Q.  WHAT IS YOUR OUTLOOK FOR THE FUND?
A. We continue to expect the stock market to be volatile amid a moderate economic slowdown. We maintain our focus on fundamental research and stock selection, and plan to maintain the valuation discipline that has rewarded us over the years. We remain focused on finding under-appreciated stocks with a catalyst for investment over the next three to four years. We believe the portfolio is positioned for solid relative performance in this environment.



  [PHOTO OF PETER J. HATHAWAY OMITTED]

                                                            GE VALUE EQUITY FUND


--------------------------------------------------------------------------------
                            TOP TEN LARGEST HOLDINGS
                              AT SEPTEMBER 30, 2000
                              AS A % OF NET ASSETS
--------------------------------------------------------------------------------
  Citigroup Inc.                     3.31%
--------------------------------------------------------------------------------
  Exxon Mobil Corp.                  2.96%
--------------------------------------------------------------------------------
  Merck & Co. Inc.                   2.53%
--------------------------------------------------------------------------------
  Microsoft Corp.                    2.53%
--------------------------------------------------------------------------------
  Intel Corp.                        2.36%
--------------------------------------------------------------------------------
  SBC Communications Inc.            2.30%
--------------------------------------------------------------------------------
  Morgan Stanley, Dean Witter & Co.  2.07%
--------------------------------------------------------------------------------
  United Technologies Corp.          1.90%
--------------------------------------------------------------------------------
  Cisco Systems Inc.                 1.44%
--------------------------------------------------------------------------------
  Fannie Mae                         1.43%
--------------------------------------------------------------------------------



                               INVESTMENT PROFILE
    A mutual fund designed for investors who seek long-term growth of capital and future income by investing primarily in equity securities of companies with large-sized market capitalizations that the fund's management considers to be undervalued by the market.

                         * LIPPER PERFORMANCE COMPARISON
                           LARGE CAP VALUE PEER GROUP
       BASED ON AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED 9/30/00
                          One     Five
                         Year     Year
                        ------   ------
  Number of Funds
  in peer group:         365       169

  Peer group
  average annual
  total return:       10.60%    16.71%

  Lipper categories
  in peer group:  LARGE CAP VALUE

 *SEE NOTES TO PERFORMANCE FOR EXPLANATION OF PEER CATEGORIES




              COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT

CLASS A SHARES++
[CLASS A SHARES LINE GRAPH OMITTED]

PLOT POINTS FOLLOWS:

       GE VALUE EQUITY   GE VALUE EQUITY W/LOAD   S&P 500/BARRA VALUE   RUSSELL 1000
9/8/93    10,000.00          9,425.00                10,000.00           10,000.00
           9,573.86          9,023.37                 9,710.11            9,639.65
9/94       9,925.18          9,354.48                10,050.64            9,946.33
          10,731.37         10,114.31                10,936.61           10,718.19
9/95      12,288.84         11,582.23                12,833.89           12,698.33
          13,491.08         12,715.34                14,537.21           14,309.44
9/96      14,770.05         13,920.77                15,226.76           14,977.25
          16,253.70         15,319.11                16,962.23           16,893.04
9/97      20,647.82         19,460.57                21,195.09           21,313.61
          23,729.39         22,364.95                24,167.98           24,863.84
9/98      21,858.00         20,601.48                21,156.16           22,081.64
          27,331.79         25,752.31                25,552.22           26,117.31
9/99      27,834.55         26,226.02                25,698.62           26,215.41
          31,479.72         29,660.54                28,068.43           27,772.11
9/00      30,993.92         29,202.81                29,233.17           28,510.98

                                 AVERAGE ANNUAL
                                  TOTAL RETURN

                          ONE   FIVE     SINCE
                         YEAR   YEAR  INCEPTION
                        ------ -----  -----------
GE Value Equity         11.35% 20.32%   17.37%
GE Value Equity w/load   4.97% 18.92%   16.39%
(maximum load-5.75%)
S&P 500/Barra Value     13.76% 17.90%   16.40%
Russell 1000 Value       8.76% 17.56%   15.98%


CLASS B SHARES

[CLASS B SHARES LINE GRAPH OMITTED]
PLOT POINTS FOLLOWS:

        GE VALUE EQUITY   GE VALUE EQUITY W/LOAD    S&P 500/BARRA VALUE        RUSSELL 1000
9/8/93    10,000.00           10,000.00                10,000.00                10,000.00
           9,555.57            9,555.57                 9,710.11                 9,639.65
9/94       9,873.06            9,873.06                10,050.64                 9,946.33
          10,625.67           10,625.67                10,936.61                10,718.19
9/95      12,139.56           12,139.56                12,833.89                12,698.33
          13,268.08           13,268.08                14,537.21                14,309.44
9/96      14,461.66           14,461.66                15,226.76                14,977.25
          15,862.84           15,862.84                16,962.23                16,893.04
9/97      20,078.03           20,078.03                21,195.09                21,313.61
          23,007.23           23,007.23                24,167.98                24,863.84
9/98      21,146.00           21,146.00                21,156.16                22,081.64
          26,358.96           26,358.96                25,552.22                26,117.31
9/99      26,785.19           26,785.19                25,698.62                26,215.41
          30,178.69           30,178.69                28,068.43                27,772.11
9/00      29,581.81           29,581.81                29,233.17                28,510.98

                                 AVERAGE ANNUAL
                                  TOTAL RETURN

                        ONE   FIVE    SINCE
                       YEAR   YEAR  INCEPTION
                      ------ ----- ----------
GE Value Equity        10.44% 19.50%   16.60%
GE Value Equity w/load  6.44% 19.50%   16.60%
(maximum load)          4.00%  0.00%    0.00%
S&P 500/Barra Value    13.76% 17.90%   16.40%
Russell 1000 Value      8.76% 17.56%   15.98%


CLASS C SHARES

[CLASS C SHARES LINE GRAPH OMITTED]
PLOT POINTS FOLLOWS:

       GE VALUE EQUITY   GE VALUE EQUITY W/LOAD    S&P 500/BARRA VALUE        RUSSELL 1000
9/30/99   10,000.00         10,000.00                  10,000.00               10,000.00
10/99     10,569.51         10,569.51                  10,564.50               10,575.60
11/99     10,661.64         10,661.64                  10,502.17               10,492.90
12/99     11,115.40         11,115.40                  10,896.74               10,543.58
1/00      10,625.14         10,625.14                  10,550.00               10,199.65
2/00      10,232.94         10,232.94                   9,890.84                9,441.81
3/00      11,275.85         11,175.85                  10,922.16               10,593.81
4/00      11,097.57         10,997.57                  10,849.09               10,470.50
5/00      11,115.40         11,015.40                  10,882.94               10,580.44
63/00     11,053.00         10,953.00                  10,453.06               10,096.91
7/00      10,954.95         10,854.95                  10,662.23               10,223.12
8/00      11,543.26         11,443.26                  11,377.66               10,792.55
9/00      11,053.00         10,953.00                  11,375.38               10,875.65

                                 AVERAGE ANNUAL
                                  TOTAL RETURN

                          ONE    SINCE
                         YEAR  INCEPTION
                        ------ --------
GE Value Equity          10.53% 10.53%
GE Value Equity w/load    9.53%  9.53%
(maximum load)            1.00%  1.00%
S&P 500/Barra Value      13.76% 13.76%
Russell 1000 Value        8.76%  8.76%


CLASS Y SHARES

[CLASS Y SHARES LINE GRAPH OMITTED]
PLOT POINTS FOLLOWS:

       GE VALUE EQUITY   S&P 500/BARRA VALUE       RUSSELL 1000
1/5/98    10,000.00         10,000.00               10,000.00
03/98     11,240.00         11,155.33               11,166.49
6/98      11,540.00         11,213.06               11,216.69
09/98     10,380.19          9,765.15                9,916.99
12/98     12,447.54         11,467.64               11,563.74
3/99      12,999.61         11,794.26               11,729.43
6/99      14,082.91         13,067.40               13,052.23
9/99      13,270.43         11,861.83               11,773.49
12/99     14,782.74         12,925.53               12,413.47
3/00      15,036.66         12,955.68               12,472.61
6/00      14,771.70         12,399.25               11,887.59
9/00      14,804.82         12,493.29               12,804.44



                                 AVERAGE ANNUAL
                                  TOTAL RETURN

                          ONE    SINCE
                         YEAR  INCEPTION
                        ------ --------
GE Value Equity          11.56% 15.41%
S&P 500/Barra Value      13.76% 11.57%
Russell 1000 Value        8.76%  9.45%


  SEE NOTES TO PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

                                                            GE VALUE EQUITY FUND

                                      SCHEDULE OF INVESTMENTS SEPTEMBER 30, 2000

GE VALUE EQUITY FUND

[GE VALUE EQUITY FUND PIE CHART OMITTED]

PLOT POINTS FOLLOWS:
GE VALUE EQUITY FUND
FINANCIAL          19.0%
TECHNOLOGY         18.1%
CONSUMER STABLE    16.7%
UTILITIES           9.3%
CONSUMER CYCLICAL   9.3%
CAPITAL GOODS       8.6%
ENERGY              8.1%
CASH & OTHER        6.1%*
BASIC MATERIALS     3.2%
TRANSPORTATION      1.6%
*INCLUDES CASH EQUALIZED BY FUTURES OF 3.5%.




                                       NUMBER
                                    OF SHARES         VALUE
--------------------------------------------------------------------------------

COMMON STOCK -- 93.9%
--------------------------------------------------------------------------------
BASIC MATERIALS -- 3.2%

Avery Dennison Corp. ..............    2,124   $     98,501
Barrick Gold Corp. ................   23,365        356,316
Bowater Inc. ......................    7,219        335,232
Du Pont de Nemours (E.I.) & Co. ...    8,495        352,012
International Paper Co. ...........    6,378        182,969
Newmont Mining Corp. ..............   18,054        306,918
PPG Industries Inc. ...............    5,312        210,820
Praxair Inc. ......................    1,062         39,692
Rayonier Inc. .....................    7,115        255,695
Westvaco Corp. ....................    5,415        144,513
Weyerhaeuser Co. ..................   17,628        711,730
Willamette Industries Inc. ........    1,168         32,704
                                                  3,027,102

CAPITAL GOODS -- 8.6%

Boeing Co. ........................   11,469        722,547
Cooper Industries Inc. ............    3,398        119,780
Deere & Co. .......................    4,246        141,180
Dover Corp. .......................   16,841        790,474(h)
Eaton Corp. .......................    6,053        373,016
Emerson Electric Co. ..............   17,587      1,178,329(h)
General Dynamics Corp. ............    5,735        360,230
Honeywell International Inc. ......    6,797        242,143(h)
Illinois Tool Works Inc. ..........    1,274         71,185
Ingersoll-Rand Co. ................    8,071        273,405
Martin Marietta Materials Inc. ....    8,923        341,572
Molex Inc. (Class A) ..............    8,495        352,012
Parker-Hannifin Corp. .............    7,858        265,207
Sherwin-Williams Co. ..............    3,611         77,185
Textron Inc. ......................   20,390        940,489
United Technologies Corp. .........   25,636      1,775,293
                                                  8,024,047

CONSUMER - CYCLICAL -- 9.3%

AT&T Corp. - Liberty Media
   Group (Class A) ................    7,859        141,462(a)
Catalina Marketing Corp. ..........    4,458        167,732(a)
Comcast Corp. (Class A) ...........   13,593        556,464(a)
Costco Wholesale Corp. ............    4,460        155,821(a)





                                       NUMBER
                                    OF SHARES         VALUE
--------------------------------------------------------------------------------
CVS Corp. .........................    7,647 $      354,152
Delphi Automotive Systems Corp. ...    7,859        118,867
Eastman Kodak Co. .................    1,274         52,075
Gannett Co. Inc. ..................   11,045        585,385
Home Depot Inc. ...................   10,195        540,972
Interpublic Group Cos. Inc. .......   13,829        471,050
Knight-Ridder Inc. ................    7,009        356,145
Lowes Cos. Inc. ...................   14,442        648,085
McDonald's Corp. ..................   25,700        775,819
McGraw Hill Cos. Inc. .............    2,124        135,007
Omnicom Group Inc. ................    1,061         77,387
Target Corp. ......................   36,110        925,319(h)
The Walt Disney Co. ...............   31,052      1,187,739
Tricon Global Restaurants Inc. ....    1,274         39,016(a)
TRW Inc. ..........................      767         31,159
Viacom Inc. (Class B) .............    1,912        111,852(a)
Wal-Mart Stores Inc. ..............   26,146      1,258,276(h)
                                                  8,689,784

CONSUMER - STABLE -- 16.7%

Abbott Laboratories ...............    8,496        404,091(h)
Amgen Inc. ........................    7,009        489,425(a)
Anheuser Busch Cos. Inc. ..........    9,132        386,398(h)
Avon Products Inc. ................    3,398        138,893
Baxter International Inc. .........    3,185        254,203
Bestfoods .........................    4,885        355,384
Bristol-Myers Squibb Co. ..........   16,992        970,668(h)
Cardinal Health Inc. ..............   13,170      1,161,429
Colgate-Palmolive Co. .............    2,974        140,373
Eli Lilly & Co. ...................   11,682        947,702
Energizer Holdings Inc. ...........   13,379        327,786(a)
General Mills Inc. ................    8,922        316,731
Gillette Co. ......................    5,310        163,946
Heinz (H.J.) Co. ..................    5,310        196,802
Johnson & Johnson .................   11,469      1,077,369
Keebler Foods Co. .................    1,911         80,262
Kimberly Clark Corp. ..............    4,035        225,203
Medtronic Inc. ....................    2,653        137,459
Merck & Co. Inc. ..................   31,859      2,371,504
PE Corp. - PE Biosystems Group ....    2,316        269,814
Pepsico Inc. ......................   25,275      1,162,650(h)
Pfizer Inc. .......................   21,876        983,053
Pharmacia Corp. ...................    9,034        543,734
Procter & Gamble Co. ..............    9,983        668,861
Ralston-Ralston Purina Group ......   24,426        578,591
Schering Plough Corp. .............   17,204        799,986
Sysco Corp. .......................    5,735        265,602
The Quaker Oats Co. ...............    1,912        151,287
                                                 15,569,206

ENERGY -- 8.1%

BP Amoco PLC ADR ..................    5,097        270,141
Burlington Resources Inc. .........    9,558        351,854
Chevron Corp. .....................    5,097        434,519
Conoco Inc. (Class B) .............   22,302        600,760
Exxon Mobil Corp. .................   31,052      2,767,510
Halliburton Co. ...................   11,257        550,890
Nabors Industries Inc. ............    9,768        511,843(a)
Royal Dutch Petroleum Co. ADR .....   10,621        636,596
Schlumberger Ltd. .................    4,673        384,646
Texaco Inc. .......................    1,912        100,380
Tosco Corp. .......................    5,521        172,186
Transocean Sedco Forex Inc. .......    1,850        108,456






-----------
See Notes to Schedules of Investments and Financial Statements.

                                                            GE VALUE EQUITY FUND

                                      SCHEDULE OF INVESTMENTS SEPTEMBER 30, 2000



                                       NUMBER
                                    OF SHARES         VALUE
--------------------------------------------------------------------------------
Unocal Corp. ......................   12,744  $     451,616
USX-Marathon Group ................    9,134        259,177
                                                  7,600,574

FINANCIAL -- 19.0%

AFLAC Inc. ........................    1,699        108,842
Allstate Corp. ....................    4,248        147,618
American Express Co. ..............   13,171        800,138
American International
   Group Inc. .....................   11,024      1,054,859
Associates First Capital
   Corp. (Class A) ................   16,779        637,602
AXA-UAP ...........................    1,161        151,853
Bank of America Corp. .............   21,240      1,112,445
Bank of New York Inc. .............    2,807        157,367
Bank One Corp. ....................    1,062         41,020
BlackRock Inc. (Class A) ..........    7,647        244,704(a)
Chase Manhattan Corp. .............   13,168        608,197
Chubb Corp. .......................    7,009        554,587
Citigroup Inc. ....................   57,376      3,101,890
Comerica Inc. .....................    3,186        186,182
Edwards A.G. Inc. .................    3,901        204,071
Fannie Mae ........................   18,691      1,336,406
Fidelity National Financial Inc. ..   14,401        356,425
FleetBoston Financial Corp. .......   15,506        604,734
Franklin Resources Inc. ...........    2,940        130,624
Goldman Sachs Group Inc. ..........    4,248        484,007
Hartford Financial Services
   Group Inc. .....................   12,744        929,516
J.P. Morgan & Co. Inc. ............    1,592        260,093
Lehman Brothers Holdings Inc. .....    6,814      1,006,768
Merrill Lynch & Co. Inc. ..........      850         56,100
MetLife Inc. ......................    2,760         72,278(a)
Morgan Stanley, Dean
   Witter & Co. ...................   21,187      1,937,286
PNC Financial Services Group ......   13,806        897,390
St. Paul Cos. Inc. ................    8,284        408,505
Torchmark Corp. ...................    1,273         35,405
Waddell & Reed Financial
   Inc. (Class A) .................    5,523        171,213
                                                 17,798,125

TECHNOLOGY -- 18.1%

Analog Devices Inc. ...............   11,683        964,578(a)
Applied Materials Inc. ............   10,474        621,239(a)
Automatic Data Processing Inc. ....    8,284        553,993
BMC Software Inc. .................    2,548         48,731(a)
Cisco Systems Inc. ................   24,320      1,343,680(a,h)
Compaq Computer Corp. .............    1,487         41,011
Computer Sciences Corp. ...........    1,062         78,854(a)
Dell Computer Corp. ...............   33,984      1,047,132(a)
EarthLink Inc. ....................    2,124         19,382(a)
EMC Corp. .........................    7,649        758,207(a)
Equifax Inc. ......................   21,665        583,601
First Data Corp. ..................   26,550      1,037,109
Intel Corp. .......................   53,100      2,206,969
International Business
   Machines Corp. .................    7,223        812,587
Microsoft Corp. ...................   39,292      2,369,799(a)
Motorola Inc. .....................   10,832        306,004
Nokia Oyj ADR .....................    1,168         46,501
Nortel Networks Corp. .............   16,992      1,012,086
PerkinElmer Inc. ..................    3,611        376,898

                                       NUMBER
                                    OF SHARES         VALUE
--------------------------------------------------------------------------------
Pitney Bowes Inc. .................   14,445  $     569,675
SCI Systems Inc. ..................    2,124         87,084(a)
Sun Microsystems Inc. .............    7,434        867,919(a)
Synopsys Inc. .....................    2,549         96,543(a)
Tellabs Inc. ......................   11,045        527,399(a)
Texas Instruments Inc. ............   12,530        591,259
                                                 16,968,240

TRANSPORTATION -- 1.6%

AMR Corp. .........................    9,345        305,465(a)
Canadian Pacific Ltd. .............   19,968        519,168
Continental Airlines Inc.
   (Class B) ......................    5,748        261,175(a)
Delta Air Lines Inc. ..............    8,495        376,965
                                                  1,462,773

UTILITIES -- 9.3%

Constellation Energy Group ........    5,947        295,863
Dominion Resources Inc. ...........    2,974        172,678
Duke Energy Corp. .................   11,152        956,284
Dynegy Inc. (Class A) .............    4,662        265,734
El Paso Energy Corp. ..............   13,381        824,604
FPL Group Inc. ....................      637         41,883
Global Crossing Ltd. ..............   13,381        414,811(a)
Montana Power Co. .................    2,124         70,889
NEXTLINK Communications
   Inc. (Class A) .................    2,124         74,738(a)
PECO Energy Co. ...................    2,548        154,313
Qwest Communications
   International Inc. .............   19,752        949,330(a)
SBC Communications Inc. ...........   43,120      2,156,000
Southern Co. ......................      637         20,663
Southern Energy Inc. ..............    2,548         79,944(a)
Sprint Corp. ......................   16,990        498,019
Verizon Communications ............   25,487      1,234,527(h)
Williams Cos. Inc. ................    2,337         98,738
Xcel Energy Inc. ..................   15,506        426,414
                                                  8,735,432
TOTAL INVESTMENTS IN SECURITIES
   (COST $70,146,157) .............              87,875,283
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 3.0%
--------------------------------------------------------------------------------
GEI Short-Term Investment Fund
   (COST $2,781,702) ..............2,781,702      2,781,702

OTHER ASSETS AND LIABILITIES,
   NET 3.1% .......................               2,918,334
                                                ===========

NET ASSETS-- 100% .................             $93,575,319
                                                ===========

--------------------------------------------------------------------------------
OTHER INFORMATION
--------------------------------------------------------------------------------
The GE Value Equity Fund had the following long futures contracts open at September 30, 2000:

                            NUMBER
            EXPIRATION        OF       UNDERLYING   UNREALIZED
DESCRIPTION    DATE        CONTRACTS   FACE VALUE  DEPRECIATION
--------------------------------------------------------------------------------
S&P 500    December 2000       9       $3,270,825    $(21,175)


-------
See Notes to Schedules of Investments and Financial Statements.

                                                          GE MID-CAP GROWTH FUND

Q&A

RALPH (CHIP) E. WHITMAN HAS BEEN THE PORTFOLIO MANAGER OF THE GE MID-CAP GROWTH FUND SINCE DECEMBER 1998. HE IS CURRENTLY A SENIOR VICE PRESIDENT OF GE ASSET MANAGEMENT. CHIP HAS MORE THAN 12 YEARS OF INVESTMENT EXPERIENCE AND HAS HELD POSITIONS WITH GE ASSET MANAGEMENT SINCE 1987. CHIP IS A HOLDER OF A CHARTERED FINANCIAL ANALYST DESIGNATION. HE HOLDS A B.A. IN MATHEMATICS FROM HAMILTON COLLEGE AND A M.S. IN MANAGEMENT FROM THE SLOAN SCHOOL AT MIT.

BETWEEN OCTOBER 1997 AND NOVEMBER 1998, ELAINE G. HARRIS WAS THE PORTFOLIO MANAGER OF THE FUND.

Q. HOW DID THE GE MID-CAP GROWTH FUND PERFORM COMPARED TO ITS BENCHMARK FOR THE ONE-YEAR PERIOD ENDED SEPTEMBER 30, 2000?
A. The GE Mid-Cap Growth Fund returned 33.44% for Class A Shares, 32.47% for Class B Shares, 32.47% for Class C Shares and 33.77% for Class Y Shares for the one-year period ended September 30, 2000, while the Standard & Poor's 400 MidCap Index returned 43.23% for the same period.

Q. WHY DID THE FUND UNDERPERFORM ITS BENCHMARK FOR THE ONE-YEAR PERIOD ENDED SEPTEMBER 30, 2000?
A. The Fund underperformed its benchmark due to its underweight positions in the technology and selected healthcare areas. Valuation concerns in technology and biotechnology related stocks caused us to de-emphasize these groups. The Fund was underweight technology by 4.5%, but was able to invest in some solid companies that did quite well over this period.

    The financial sector provided the Fund with positive performance due to an overweight of the sector and strong performance from holdings such as Waddell & Reed, Bank of New York, and AXA Financial. Another sector providing a positive boost to performance was utilities, where the Fund was underweight but where stock selection was solid. The Fund's focus in this sector was primarily in the telecommunications industry. The capital goods, consumer cyclical, and consumer stable sectors, as well as an underweight in energy, all detracted from the Fund's performance. The Fund continues to seek out those companies with above average growth and reasonable valuations.

Q.  WHICH INVESTMENTS STAND OUT?
A. Energy, technology and healthcare-related stocks (mainly biotechnology) were, no doubt, the main focus with investors over the past year. The Fund's performance certainly benefited from this trend. Holdings such as Analog Devices (semiconductors), up 223%, ADC Telecommunications (telecom equipment), up 157% and Genentech (biotechnology), up 154%, certainly all stand out. Other issues in the Fund such as Watson Pharmaceuticals, Waddell & Reed Financial and Nabors Industries were up 112%, 110%, and 110%, respectively, as strength in the financial, energy and healthcare-related sectors accelerated. While the Fund continues to embrace the "new economy" paradigm, we are focused on business models with sustainable advantages and remain disciplined about valuation levels.

Q.  HOW IS THE FUND POSITIONED AMID MODERATING ECONOMIC GROWTH?
A. While we believe the Fund is well positioned to survive an economic slowdown, we concede that no one security or strategy would be immune to a broad-based slowdown. Our strategy has been to select securities with strong, consistent earnings track records and shareholder-friendly management teams that have a sustainable business model for the long-term. With respect to valuations, our discipline limits our exposure to high-flying stocks with stretched valuations as these stocks tend to carry the most amount of downside risk. We remain focused on bottom-up, fundamental stock picking to achieve our results.

Q.  WHAT IS YOUR OUTLOOK FOR THE FUND?
A. We believe the Fund is well positioned to take advantage of a rotation into stocks other than technology-related names. Stocks in these areas have produced stellar returns over the past few years and are now trading at extreme valuation levels, even despite the recent correction in many of them. As we stay focused on quality companies, we believe the Fund can generate solid results.

[PHOTO OF RALPH E. WHITMAN OMITTED]
                                       11

                                                          GE MID-CAP GROWTH FUND

--------------------------------------------------------------------------------
                            TOP TEN LARGEST HOLDINGS
                             AT SEPTEMBER 30, 2000
                              AS A % OF NET ASSETS
--------------------------------------------------------------------------------
 Analog Devices Inc.               3.74%
--------------------------------------------------------------------------------
 SCI Systems Inc.                  2.94%
--------------------------------------------------------------------------------
 Bank of New York Inc.             2.72%
--------------------------------------------------------------------------------
 Molex Inc. (Class A)              2.50%
--------------------------------------------------------------------------------
 Viad Corp.                        2.41%
--------------------------------------------------------------------------------
 El Paso Energy Corp.              2.33%
--------------------------------------------------------------------------------
 Devon Energy Corp.                2.27%
--------------------------------------------------------------------------------
 Tosco Corp.                       2.26%
--------------------------------------------------------------------------------
 American International Group Inc. 2.17%
--------------------------------------------------------------------------------
 Tyco International Ltd.           2.10%
-------------------------------------------------------------------------------

                               INVESTMENT PROFILE
  A mutual fund designed for investors who seek long-term growth of capital by investing primarily in equity securities of companies with medium-sized market capitalizations that the fund's management considers to have the potential for above-average growth.

                         * LIPPER PERFORMANCE COMPARISON
                            MULTICAP VALUE PEER GROUP
       BASED ON AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED 9/30/00

                      One       Five
                     Year       Year
                    ------     ------
  Number of
  Funds in
  peer group:         475        209

  Peer group
  average annual
  total return:    11.94%     13.80%

  Lipper categories
  in peer group:  MULTICAP VALUE

 *SEE NOTES TO PERFORMANCE FOR EXPLANATION OF PEER CATEGORIES




             COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT

CLASS A SHARES++

[CLASS A SHARES LINE GRAPH OMITTED]

PLOT POINTS FOLLOWS:
     GE Mid-Cap Growth Fund  GE Mid-Cap Growth Fund w/load      S&P MidCap 400
9/8/93   10,000.00                         9,425.00                10,000.00
          9,847.06                         9,280.85                 9,977.95
9/94     10,251.10                         9,661.66                10,262.83
         11,106.35                        10,467.73                10,824.72
9/95     13,743.36                        12,953.12                12,919.75
         14,277.89                        13,456.91                13,911.12
9/96     15,715.18                        14,811.56                14,730.65
         15,430.10                        14,542.87                15,388.68
9/97     20,917.94                        19,715.16                20,490.44
         22,427.98                        21,138.37                22,940.57
9/98     17,548.00                        16,536.00                19,213.60
         20,836.59                        19,635.36                23,000.74
9/99     19,987.85                        18,835.55                24,048.16
         26,735.34                        25,194.05                31,762.12
9/00     26,671.68                        25,134.07                34,444.96



                                 AVERAGE ANNUAL
                                  TOTAL RETURN

                            ONE    FIVE     SINCE
                            YEAR   YEAR   INCEPTION
                            ----   ----   ---------
GE Mid-Cap Growth          33.44%  14.18%  14.90%
GE Mid-Cap Growth  w/load  25.83%  12.83%  13.94%
(maximum load-5.75%)
S&P MidCap 400             43.23%  21.67%  19.13%


CLASS B SHARES
[CLASS B SHARES LINE GRAPH OMITTED]
PLOT POINTS FOLLOWS:

     GE Mid-Cap Growth Fund  GE Mid-Cap Growth Fund w/load   S&P MidCap 400
9/8/93   10,000.00                   10,000.00                 10,000.00
          9,823.53                    9,823.53                  9,977.95
9/94     10,180.31                   10,180.31                 10,262.83
         10,976.20                   10,976.20                 10,824.72
9/95     13,542.06                   13,542.06                 12,919.75
         14,017.22                   14,017.22                 13,911.12
9/96     15,383.31                   15,383.31                 14,730.65
         15,050.70                   15,050.70                 15,388.68
9/97     20,336.85                   20,336.85                 20,490.44
         21,740.75                   21,740.75                 22,940.57
9/98     16,958.00                   16,958.00                 19,213.60
         20,088.45                   20,088.45                 23,000.74
9/99     19,218.82                   19,218.82                 24,048.16
         25,610.61                   25,610.61                 31,762.12
9/00     25,458.42                   25,458.42                 34,444.96



                                 AVERAGE ANNUAL
                                  TOTAL RETURN

                             ONE      FIVE    SINCE
                             YEAR     YEAR  INCEPTION
                             ------ ------- ---------
GE Mid-Cap Growth            32.47%  13.46%  14.15%
GE Mid-Cap Growth  w/load    28.47%  13.46%  14.15%
(maximum load)                4.00%   0.00%   0.00%
S&P MidCap 400               43.23%  21.67%  19.13%


CLASS C SHARES
[CLASS C SHARES LINE GRAPH OMITTED]
PLOT POINTS FOLLOWS:

    GE Mid-Cap Growth Fund   GE Mid-Cap Growth Fund w/load    S&P MidCap 400
9/30/99  10,000.00                    10,000.00                 10,000.00
10/99    10,305.43                    10,305.43                 10,510.50
11/99    10,961.54                    10,961.54                 11,062.30
12/99    12,262.44                    12,262.44                 11,719.40
1/00     11,447.96                    11,447.96                 11,391.14
2/00     12,194.57                    12,194.57                 12,187.38
3/00     13,325.79                    13,225.79                 13,207.71
4/00     12,771.49                    12,671.49                 12,746.36
5/00     12,635.75                    12,535.75                 12,590.60
6/00     12,658.37                    12,558.37                 12,774.55
7/00     12,692.31                    12,592.31                 12,974.99
8/00     13,936.65                    13,836.65                 14,424.29
9/00     13,246.61                    13,146.61                 14,323.32



                                 AVERAGE ANNUAL
                                  TOTAL RETURN

                            ONE      SINCE
                            YEAR   INCEPTION
                           ------  ---------
GE Mid-Cap Growth          32.47%   32.47%
GE Mid-Cap Growth  w/load  31.47%   31.47%
(maximum load)              1.00%    1.00%
S&P MidCap 400             43.23%   43.23%


CLASS Y SHARES
[CLASS Y SHARES LINE GRAPH OMITTED]
PLOT POINTS FOLLOWS:

    GE Mid-Cap Growth Fund   S&P MidCap 400
1/5/98   10,000.00             10,000.00
3/98     11,120.00             11,104.28
6/98     10,680.00             10,865.88
9/98      8,710.05              9,300.25
12/98    10,400.00             11,886.37
3/99     10,380.00             11,133.40
6/99     11,280.00             12,707.03
9/99      9,980.00             11,640.40
12/99     1,270.00             13,641.85
3/00     13,370.00             15,374.30
6/00     12,730.00             14,870.09
9/00     13,350.00             16,672.92



                                 AVERAGE ANNUAL
                                  TOTAL RETURN

                     ONE     SINCE
                    YEAR   INCEPTION
                   ------  ---------
GE Mid-Cap Growth   33.77% 11.13%
S&P MidCap 400      43.23% 20.54%


  SEE NOTES TO PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

                                                          GE MID-CAP GROWTH FUND

                                      SCHEDULE OF INVESTMENTS SEPTEMBER 30, 2000
GE MID-CAP GROWTH FUND
[PIE CHART OMITTED]

PLOT POINTS FOLLOWS:
TECHNOLOGY        21.1%
FINANCIAL         14.3%
CONSUMER CYCLICAL 12.8%
CAPITAL GOODS     11.7%
CONSUMER STABLE   11.3%
UTILITIES         10.5%
ENERGY             7.9%
CASH & OTHER       7.5%*
BASIC MATERIALS    2.9%

*INCLUDES CASH EQUALIZED BY FUTURES OF (1.3)%.





                                       NUMBER
                                    OF SHARES         VALUE
--------------------------------------------------------------------------------
COMMON STOCK -- 92.5%
--------------------------------------------------------------------------------
BASIC MATERIALS -- 2.9%

Bowater Inc. ......................    6,200   $    287,912
Crompton Corp. ....................        1              8
Praxair Inc. ......................   12,400        463,450
Rohm & Haas Co. ...................    3,519        102,271
Sealed Air Corp. ..................    7,435        336,434(a)
                                                  1,190,075

CAPITAL GOODS -- 11.7%

Dover Corp. .......................   10,161        476,932
Honeywell International Inc. ......    8,054        286,924
Hubbell Inc. (Class B) ............    7,064        177,042
Martin Marietta Materials Inc. ....    9,295        355,813
Mettler-Toledo International Inc. .   16,605        730,620(a)
Molex Inc. (Class A) ..............   24,791      1,027,277
Textron Inc. ......................   12,396        571,765
Thermo Electron Corp. .............   12,392        322,192(a)
Tyco International Ltd. ...........   16,605        861,384
                                                  4,809,949

CONSUMER - CYCLICAL -- 12.8%

Costco Wholesale Corp. ............   10,116        353,428(a)
Federated Department Stores Inc. ..   24,788        647,586(a)
Hispanic Broadcasting Corp. .......    9,300        259,238(a)
Interpublic Group Cos. Inc. .......   16,740        570,206
ITT Industries Inc. ...............   24,788        804,061
Jones Apparel Group Inc. ..........   12,764        338,246(a)
Kroger Co. ........................   20,075        452,942(a)
Office Depot Inc. .................   30,980        242,031(a)
Viad Corp. ........................   37,174        987,434
Young & Rubicam Inc. ..............    3,720        184,140
Zale Corp. ........................   12,144        393,921(a,h)
                                                  5,233,233


                                       NUMBER
                                    OF SHARES         VALUE
--------------------------------------------------------------------------------

CONSUMER - STABLE -- 11.3%

Cardinal Health Inc. ..............    7,187  $     633,804
Energizer Holdings Inc. ...........   12,400        303,800(a)
Genentech Inc. ....................    2,675        496,714(a)
Henry Schein Inc. .................   18,588        370,598(a)
Keebler Foods Co. .................   15,500        651,000
Manor Care Inc. ...................   21,686        340,199(a)
Sybron International Corp. ........   18,588        446,112(a)
Tenet Healthcare Corp. ............   16,605        604,007(a)
Watson Pharmaceuticals Inc. .......   12,392        803,931(a)
                                                  4,650,165

ENERGY -- 7.9%

Devon Energy Corp. ................   15,500        932,325
Nabors Industries Inc. ............    8,551        448,073(a)
Schlumberger Ltd. .................    4,089        336,576
Tosco Corp. .......................   29,751        927,859
Transocean Sedco Forex Inc. .......      791         46,372
USX-Marathon Group ................   18,592        527,548
                                                  3,218,753

FINANCIAL -- 14.3%

American International
   Group Inc. .....................    9,294        889,320(h)
AXA Financial Inc. ................   16,109        820,552
Bank of New York Inc. .............   19,950      1,118,447
Comdisco Inc. .....................   30,980        590,556(h)
Firstar Corp. .....................    6,241        139,642
GATX Corp. ........................   10,409        435,877
Hartford Financial Services
   Group Inc. .....................    7,683        560,379
Nationwide Financial
   Services Inc. (Class A) ........   18,600        695,175
UnumProvident Corp. ...............    9,046        246,503
Waddell & Reed Financial
   Inc. (Class A) .................   12,379        383,749
                                                  5,880,200

TECHNOLOGY -- 21.1%

ADC Telecommunications Inc. .......   23,146        622,410(a)
Analog Devices Inc. ...............   18,600      1,535,662(a)
ANTEC Corp. .......................   12,400        365,800(a)
Atmel Corp. .......................   31,114        472,544(a)
Axcelis Technologies Inc. .........   24,800        294,500(a)
C-Cube Microsystems Inc. ..........   22,728        465,924(a)
Cadence Design Systems Inc. .......   12,516        321,505(a)
Convergys Corp. ...................   12,400        486,195(a)
Cypress Semiconductor Corp. .......    8,986        373,481(a)
Intuit Inc. .......................    8,329        474,753(a)
Nokia Oyj ADR .....................   17,531        697,953
Nortel Networks Corp. .............   13,374        796,589
SCI Systems Inc. ..................   29,388      1,204,908(a)
SunGard Data Systems Inc. .........   13,135        562,342(a)
                                                  8,674,566



--------
See Notes to Schedules of Investments and Financial Statements.

                                                          GE MID-CAP GROWTH FUND

                                      SCHEDULE OF INVESTMENTS SEPTEMBER 30, 2000


                                       NUMBER
                                    OF SHARES         VALUE
--------------------------------------------------------------------------------

UTILITIES -- 10.5%

Dynegy Inc. (Class A) .............   12,401    $   706,857
Eastern Enterprises ...............    9,300        593,456
El Paso Energy Corp. ..............   15,489        954,510
Montana Power Co. .................   24,800        827,700
Qwest Communications
   International Inc. .............   16,109        774,239(a)
Southern Energy Inc. ..............    1,224         38,403(a)
Telephone & Data Systems Inc. .....    3,720        411,804
                                                  4,306,969
TOTAL INVESTMENTS IN SECURITIES
   (COST $31,030,142) .............              37,963,910

--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 11.0%
--------------------------------------------------------------------------------

GEI Short-Term Investment Fund
   (COST $4,534,955) ..............4,534,955      4,534,955

OTHER ASSETS AND LIABILITIES,
   NET (3.5)% .....................              (1,449,111)
                                                -----------

NET ASSETS-- 100% .................             $41,049,754
                                                ===========


--------------------------------------------------------------------------------
OTHER INFORMATION
--------------------------------------------------------------------------------
The GE Mid-Cap Growth Fund had the following short futures contracts open at September 30, 2000:

                              NUMBER
                EXPIRATION      OF     UNDERLYING   UNREALIZED
DESCRIPTION        DATE      CONTRACTS FACE VALUE  APPRECIATION
--------------------------------------------------------------------------------

S&P Midcap     December 2000     2      $545,300      $10,750



--------
See Notes to Schedules of Investments and Financial Statements.

                                                    GE MID-CAP VALUE EQUITY FUND

Q&A

JON D. BOSSE OF NWQ INVESTMENT MANAGEMENT COMPANY (NWQ) IS THE PORTFOLIO MANAGER OF THE GE MID-CAP VALUE EQUITY FUND. NWQ IS THE FUND'S SUB-ADVISER AND HAS TOTAL ASSETS UNDER MANAGEMENT EXCEEDING $5.2 BILLION. PRIOR TO JOINING NWQ IN 1996, JON SPENT TEN YEARS WITH ARCO INVESTMENT MANAGEMENT COMPANY WHERE HE WAS DIRECTOR OF EQUITY RESEARCH AND MANAGED A VALUE-ORIENTED FUND. PREVIOUS TO THIS, HE SPENT FOUR YEARS IN THE CORPORATE FINANCE DEPARTMENT OF ARCO. JON RECEIVED HIS B.A. (SUMMA CUM LAUDE) IN ECONOMICS FROM WASHINGTON UNIVERSITY IN ST. LOUIS WHERE HE RECEIVED THE JOHN M. OLIN AWARD FOR EXCELLENCE IN ECONOMICS. HE RECEIVED HIS M.B.A. FROM THE WHARTON SCHOOL AT THE UNIVERSITY OF PENNSYLVANIA. JON IS ALSO A HOLDER OF A CHARTERED FINANCIAL ANALYST DESIGNATION AND A MEMBER OF THE ASSOCIATION FOR INVESTMENT MANAGEMENT AND RESEARCH AND THE LOS ANGELES SOCIETY OF FINANCIAL ANALYSTS.


Q. HOW DID THE GE MID-CAP VALUE EQUITY FUND PERFORM COMPARED TO ITS BENCHMARK AND LIPPER PEER GROUP FOR THE ONE-YEAR PERIOD ENDED SEPTEMBER 30, 2000?
A. The GE Mid-Cap Value Equity Fund posted a return of 8.55% for Class A, 7.69% for Class B, 7.69% for Class C and 8.72% for Class Y for the one-year period ended September 30, 2000. This compares with a 43.23% return for the S&P MidCap 400 Index. The Lipper Multi-Cap Value Peer Group returned 11.94% for the same period.

Q.  WHY DID THE FUND UNDERPERFORM ITS BENCHMARK?
A. The Fund's underperformance relative to its benchmark can be attributed to several factors, most importantly is the Fund's limited exposure to technology stocks. These stocks, which comprise over twenty percent of the S&P MidCap 400 Index, performed exceptionally well due to strong investor demand for growth stocks. Our investment philosophy, in which we seek attractive risk/reward opportunities with value-oriented characteristics, limited our investment in that group. Also negatively impacting performance was market weakness in the telecommunication sector. This weakness was related to concerns about profitability, and the industry's ability to tap the financial markets for the slated expansion of their networks. Fund holdings in this sector include Alltel, AT&T Corp., CoreComm Limited, NTL Inc., and Telephone & Data Systems. We actively reduced the Fund's exposure to the telecommunication sector earlier this year following the group's spectacular returns the past several years. Unfortunately, we were not as aggressive as we would have liked to be, due to the group's severe sell-off during the market's rapid decline in March 2000, and our belief we could sell at better prices.

Q.  WHICH INVESTMENTS STAND OUT?
A. Fund holdings that positively contributed to performance the past twelve-months include Alberto-Culver, Carnival, Mandalay Resort Group, and Quantum Hard Disk Drive Group. Improving fundamental trends in the healthcare segment provided the catalyst for our Aetna, Pharmacia Corp., and Tenet Healthcare holdings to perform well. These trends include growing unit volumes, upward pricing momentum, and closure of government fraud investigations. Some of the best performing stocks were Nabisco Group Holdings, which received a $30/share cash takeout offer from RJ Reynolds Tobacco Holdings, and APW Limited, an undervalued technology company. Financial service was the best performing sector. These stocks rallied due to moderating inflation concerns, extremely attractive valuations, and a flurry of consolidation activity. Some of our favorites in the group include Bear Stearns Companies, Countrywide Credit Industries, and Hartford Financial Services Group. On the downside, CoreComm Limited and NTL Inc. underperformed due to the very weak market environment for telecommunication and media stocks.

Q.  HOW DO YOU PICK STOCKS?
A. Our investment philosophy is to identify undervalued companies with catalysts present to improve profitability and unlock value. Catalysts may include new management, industry consolidation, restructuring, and a positive turn in the fundamentals. We are value-oriented and invest in attractive risk/reward opportunities.

Q. WHAT ARE THE FIVE BEST AND WORST PERFORMING STOCKS HELD DURING THE TWELVE-MONTH PERIOD?
                            BEST
  Hartford Financial
     Services Group            + 78.4%
  Bear Stearns Companies       + 63.9%
  Quantum Corp.-Hard Disk
    Drive Group                + 45.9%
  Waddell & Reed Financial     + 39.7%
  IndyMac Mortgage
     Holdings Inc.             + 37.1%
                            WORST
  Alltel Corp.                 - 25.8%
  Chase Manhattan Corp.        - 38.7%
  Lear Corp.                   - 41.6%
  Hasbro Inc.                  - 46.8%
  CoreComm Ltd.                - 63.8%

Effective October 1, 2000, GEAM, as Investment Adviser to the Fund, will assume day-to-day portfolio management responsibility from NWQ, the current Sub-Adviser to the Fund.

                                                    GE MID-CAP VALUE EQUITY FUND

--------------------------------------------------------------------------------
                            TOP TEN LARGEST HOLDINGS
                              AT SEPTEMBER 30, 2000
                              AS A % OF NET ASSETS
--------------------------------------------------------------------------------
  Tenet Healthcare Corp.                    4.27%
--------------------------------------------------------------------------------
  Telephone & Data Systems Inc.             4.17%
--------------------------------------------------------------------------------
  Hartford Financial Services Group Inc.    3.12%
--------------------------------------------------------------------------------
  Heller Financial Inc.                     3.11%
--------------------------------------------------------------------------------
  IndyMac Mortgage Holdings Inc.            2.85%
--------------------------------------------------------------------------------
  The E.W. Scripps Co. Inc. (Class A)       2.70%
--------------------------------------------------------------------------------
  Noble Affiliates Inc.                     2.61%
--------------------------------------------------------------------------------
  AT&T Corp. - Liberty Media
     Group (Class A)                        2.61%
--------------------------------------------------------------------------------
  Loews Corp.                               2.54%
--------------------------------------------------------------------------------
  Praxair Inc.                              2.49%
--------------------------------------------------------------------------------

                               INVESTMENT PROFILE
   Amutual fund designed for investors who seek long-term growth of capital by investing primarily in equity securities of companies with medium-sized market capitalizations that the fund's management considers as undervalued by the market and have above-average growth potential.

                         * LIPPER PERFORMANCE COMPARISON
                            MULTICAP VALUE PEER GROUP
       BASED ON AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED 9/30/00


                         One Year
                        ----------
   Number of
   Funds in
   peer group:               475

   Peer group
   average annual
   total return:          11.94%

   Lipper categories
   in peer group:   MULTICAP VALUE

   *SEE NOTES TO PERFORMANCE FOR EXPLANATION OF PEER CATEGORIES




              COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT

CLASS A SHARES+
[CLASS A SHARES LINE GRAPH OMITTED]
PLOT POINTS FOLLOWS:

         GE Mid-Cap Value Equity  GE Mid-Cap Value Equity w/load  S&P MidCap 400
12/31/98 10,000.00                 9,425.00                       10,000.00
         10,060.00                 9,481.55                        9,615.30
          9,580.00                 9,029.15                        9,109.63
3/99     10,100.00                 9,519.25                        9,366.52
         11,070.00                10,433.47                       10,104.89
         11,110.00                10,471.17                       10,147.43
6/99     11,500.00                10,838.75                       10,690.42
         10,970.00                10,339.22                       10,461.11
         10,370.00                 9,773.72                       10,103.44
9/99      9,830.00                 9,264.84                        9,793.06
         10,290.00                 9,698.40                       10,293.00
         10,360.00                 9,764.37                       10,833.38
12/99    10,791.22                10,170.80                       11,476.89
         10,036.24                 9,459.22                       11,155.42
          9,351.72                 8,814.06                       11,935.18
3/00     10,730.82                10,113.87                       12,934.39
         10,428.83                 9,829.24                       12,482.60
         10,328.16                 9,734.37                       12,330.06
6/00     10,056.37                 9,478.20                       12,510.20
         10,157.03                 9,573.08                       12,706.49
         10,781.15                10,161.31                       14,125.80
9/00     10,670.42                10,056.95                       14,026.92



                                 AVERAGE ANNUAL
                                  TOTAL RETURN

                                ONE       SINCE
                                YEAR    INCEPTION
                                -----   ---------
GE Mid-Cap Value Equity         8.55%     3.77%
GE Mid-Cap Value w/load         2.31%     0.32%
(maximum load-5.75%)
S&P MidCap 400                 43.23%    21.32%


CLASS B SHARES
[CLASS B SHARES LINE GRAPH OMITTED]
PLOT POINTS FOLLOWS:

     GE Mid-Cap Value Equity  GE Mid-Cap Value Equity w/load  S&P MidCap 400
12/31/98 10,000.00                10,000.00                      10,000.00
         10,050.00                10,050.00                       9,615.30
          9,570.00                 9,570.00                       9,109.63
3/99     10,080.00                 10,080.00                      9,366.52
         11,030.00                11,030.00                      10,104.89
         11,070.00                11,070.00                      10,147.43
6/99     11,450.00                11,450.00                      10,690.42
         10,910.00                10,910.00                      10,461.11
         10,310.00                10,310.00                      10,103.44
9/99      9,770.00                 9,770.00                       9,793.06
         10,220.00                10,220.00                      10,293.00
         10,280.00                10,280.00                      10,833.38
12/99    10,711.74                10,711.74                      11,476.89
          9,950.20                 9,950.20                      11,155.42
          9,258.79                 9,258.79                      11,935.18
3/00     10,631.58                10,331.58                      12,934.39
         10,320.95                10,020.95                      12,482.60
         10,220.74                 9,920.74                      12,330.06
6/00      9,940.18                 9,642.58                      12,510.20
         10,040.38                 9,740.38                      12,706.49
         10,641.60                10,341.60                      14,125.80
9/00     10,521.36                10,221.36                      14,026.92



                                 AVERAGE ANNUAL
                                  TOTAL RETURN

                          ONE     SINCE
                         YEAR   INCEPTION
                        ------  ---------
GE Mid-Cap Value Equity  7.69%   2.94%
GE Mid-Cap Value w/load  3.69%   1.26%
(maximum load)           4.00%   3.00%
S&P MidCap 400          43.23%  21.32%


CLASS C SHARES
[CLASS C SHARES LINE GRAPH OMITTED]
PLOT POINTS FOLLOWS:

    GE Mid-Cap Value Equity  GE Mid-Cap Value Equity w/load  S&P MidCap 400
9/30/99  10,000.00               10,000.00                        10,000.00
10/99    10,460.59               10,460.59                        10,510.50
11/99    10,522.01               10,522.01                        11,062.30
12/99    10,965.14               10,965.14                        11,719.40
1/00     10,191.50               10,191.50                        11,391.14
2/00      9,479.74                9,479.74                        12,187.38
3/00     10,882.62               10,782.62                        13,207.71
4/00     10,562.85               10,462.85                        12,746.36
5/00     10,459.69               10,359.69                        12,590.60
6/00     10,170.86               10,070.86                        12,774.55
7/00     10,274.02               10,174.02                        12,974.99
8/00     10,892.93               10,792.93                        14,424.29
9/00     10,769.15               10,669.15                        14,323.32



                                 AVERAGE ANNUAL
                                  TOTAL RETURN

                           ONE     SINCE
                           YEAR  INCEPTION
                          -----  ---------
GE Mid-Cap Value Equity    7.69%   7.69%
GE Mid-Cap Value w/load    6.69%   6.69%
(maximum load)             1.00%   1.00%
S&P MidCap 400            43.23%  43.23%


CLASS Y SHARES
[CLASS Y SHARES LINE GRAPH OMITTED]
PLOT POINTS FOLLOWS:

         GE Mid-Cap Value Equity    S&P MidCap 400
12/31/98 10,000.00                  10,000.00
         10,060.00                   9,615.30
          9,580.00                   9,109.63
3/99     10,100.00                   9,366.52
         11,070.00                  10,104.89
         11,110.00                  10,147.43
6/99     11,510.00                  10,690.42
         10,970.00                  10,461.11
         10,380.00                  10,103.44
9/99      9,840.00                   9,793.06
         10,300.00                  10,293.00
         10,370.00                  10,833.38
12/99    10,808.50                  11,476.89
         10,052.31                  11,155.42
          9,366.69                  11,935.18
3/00     10,758.09                  12,934.39
         10,455.61                  12,482.60
         10,354.78                  12,330.06
6/00     10,082.56                  12,510.20
         10,193.46                  12,706.49
         10,818.58                  14,125.80
9/00     10,697.59                  14,026.92



                                 AVERAGE ANNUAL
                                  TOTAL RETURN

                          ONE      SINCE
                          YEAR   INCEPTION
                         ------  ---------
GE Mid-Cap Value Equity   8.72%    3.93%
S&P MidCap 400           43.23%   21.32%


 SEE NOTES TO PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

                                                    GE MID-CAP VALUE EQUITY FUND

                                      SCHEDULE OF INVESTMENTS SEPTEMBER 30, 2000

GE MID-CAP VALUE EQUITY FUND
[PIE CHART OMITTED]

PLOT POINTS FOLLOWS:
FINANCIAL                           15.1%
CONSUMER DISCRETIONARY              14.3%
TELECOMMUNICATIONS                  10.1%
CASH & OTHER                         8.7%
HEALTHCARE                           8.5%
MATERIALS & PROCESSING               7.5%
INSURANCE                            7.5%
CONSUMER STABLE                      7.3%
TECHNOLOGY - ELECTRONICS & EQUIPMENT 6.7%
ENERGY                               6.5%
CAPITAL GOODS                        6.4%
TRANSPORTATION                       1.4%



                                        NUMBER
                                     OF SHARES         VALUE
--------------------------------------------------------------------------------

COMMON STOCK -- 91.3%
--------------------------------------------------------------------------------
CAPITAL GOODS -- 6.4%

CNH Global N.V. ...................   18,200   $    182,000
Ingersoll-Rand Co. ................    5,400        182,925
Parker-Hannifin Corp. .............    4,700        158,625
Snap-on Inc. ......................    7,300        172,006
York International Corp. ..........    7,500        186,563
                                                    882,119

CONSUMER - DISCRETIONARY -- 14.3%

AT&T Corp. - Liberty Media
   Group (Class A) ................   20,000        360,000(a)
Carnival Corp. ....................    6,900        169,912
Delphi Automotive Systems Corp. ...   16,200        245,025
Dillards Inc. (Class A) ...........    9,800        104,125
Ford Motor Co. ....................    9,789        247,784
Hasbro Inc. .......................   20,400        233,325
Lear Corp. ........................    4,600         94,588(a)
Mandalay Resort Group .............    5,000        128,125(a)
The E.W. Scripps Co. Inc.
   (Class A) ......................    6,900        372,600
Visteon Corp. .....................      733         11,087
                                                  1,966,571

CONSUMER - STABLE -- 7.3%

Alberto-Culver Co. (Class A) ......    8,100        203,006
Loews Corp. .......................    4,200        350,175
Philip Morris Cos. Inc. ...........    9,200        270,825
Sara Lee Corp. ....................    9,000        182,813
                                                  1,006,819

ENERGY -- 6.5%

Conoco Inc. (Class B) .............   10,700        288,231
Noble Affiliates Inc. .............    9,700        360,112
Tosco Corp. .......................    8,100        252,619
                                                    900,962

FINANCIAL -- 15.1%

Bank of America Corp. .............    4,200        219,975
Bear Stearns Cos. Inc. ............    2,163        136,269


                                        NUMBER
                                     OF SHARES         VALUE
--------------------------------------------------------------------------------
Chase Manhattan Corp. .............    5,100 $      235,556
Countrywide Credit
   Industries Inc. ................    7,000        264,250
First Union Corp. .................    6,600        212,438
Heller Financial Inc. .............   15,000        428,437
IndyMac Mortgage Holdings Inc. ....   19,100        392,744
Waddell & Reed Financial
   Inc. (Class A) .................    6,400        198,400
                                                  2,088,069

HEALTHCARE -- 8.5%

Aetna Inc. ........................    4,300        249,669
Pharmacia Corp. ...................    5,474        329,466
Tenet Healthcare Corp. ............   16,200        589,275(a)
                                                  1,168,410

INSURANCE -- 7.5%

Hartford Financial Services
   Group Inc. .....................    5,900        430,331
MGIC Investment Corp. .............    5,200        317,850
Torchmark Corp. ...................   10,300        286,469
                                                  1,034,650

MATERIALS & PROCESSING -- 7.5%

Bowater Inc. ......................    3,400        157,887
Packaging Corp. of America ........   16,700        184,744(a)
Praxair Inc. ......................    9,200        343,850
Rohm & Haas Co. ...................    9,500        276,094
Smurfit-Stone Container Corp. .....    6,600         79,200(a)
                                                  1,041,775

TECHNOLOGY - ELECTRONICS & EQUIPMENT -- 6.7%

Agilent Technologies Inc. .........    4,500        220,219(a)
APW Ltd. ..........................    5,800        282,750(a)
Quantum Corp. - DLT & Storage
   Systems ........................   13,600        204,850(a)
Quantum Corp. - Hard Disk Drive ...   21,200        210,675(a)
                                                    918,494

TELECOMMUNICATIONS -- 10.1%

Alltel Corp. ......................    4,100        213,969
AT&T Corp. ........................    5,283        155,188
CoreComm Ltd. .....................   13,725        108,942(a)
NTL Inc. ..........................    7,187        332,848(a)
Telephone & Data Systems Inc. .....    5,200        575,640
                                                  1,386,587

TRANSPORTATION -- 1.4%

Delta Air Lines Inc. ..............    4,300        190,812

TOTAL INVESTMENTS IN SECURITIES
   (COST $12,063,935) .............              12,585,268

--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 8.7%
--------------------------------------------------------------------------------
GEI Short-Term Investment Fund
   (COST $1,205,247) ..............1,205,247      1,205,247

OTHER ASSETS AND LIABILITIES,
   NET 0.0% .......................                    (682)
                                                -----------

NET ASSETS-- 100% .................             $13,789,833
                                                ===========


---------
See Notes to Schedules of Investments and Financial Statements.

                                                  GE SMALL-CAP VALUE EQUITY FUND


Q&A

PALISADE CAPITAL MANAGEMENT, L.L.C. ("PALISADE") WITH TOTAL ASSETS UNDER MANAGEMENT EXCEEDING $2.4 BILLION, IS THE FUND'S SUB-ADVISER. THE FUND IS MANAGED BY PALISADE'S SENIOR INVESTMENT COMMITTEE WHICH IS COMPOSED OF THE FOLLOWING MEMBERS: JACK FEILER, MARTIN L. BERMAN, STEVEN E. BERMAN AND RICHARD MEISENBERG. JACK FEILER (PICTURED), CHIEF INVESTMENT OFFICER AT PALISADE, HAS DAY-TO-DAY RESPONSIBILITY FOR MANAGING THE FUND AND WORKS WITH THE SENIOR INVESTMENT COMMITTEE FOR DEVELOPING AND EXECUTING THE FUND'S INVESTMENT PROGRAM.

JACK HAS MORE THAN 30 YEARS OF INVESTMENT EXPERIENCE AND HAS SERVED AS THE PRINCIPAL SMALL-CAP PORTFOLIO MANAGER AT PALISADE SINCE THE COMMENCEMENT OF PALISADE'S OPERATIONS IN APRIL 1995. PRIOR TO JOINING PALISADE, JACK WORKED FOR BURNHAM & CO. AS AN ACCOUNT EXECUTIVE AND WAS PROMOTED TO SENIOR EXECUTIVE VICE PRESIDENT OF BROAD STREET INVESTMENT MANAGEMENT IN 1981. IN 1990 HE JOINED SMITH BARNEY AS SENIOR VICE PRESIDENT OF INVESTMENTS. JACK RECEIVED HIS BACHELOR'S DEGREE IN 1964 FROM CITY COLLEGE OF NEW YORK AND HIS JURIS DOCTOR DEGREE FROM BROOKLYN LAW SCHOOL IN 1967.


Q. HOW DID THE GE SMALL-CAP VALUE EQUITY FUND PERFORM COMPARED TO ITS BENCHMARK AND LIPPER PEER GROUP FOR THE ONE-YEAR PERIOD ENDED SEPTEMBER 30, 2000?

A. The GE Small-Cap Value Equity Fund posted a return of 27.80% for Class A, 26.77% for Class B, 26.77% for Class C and 28.11% for Class Y for the one-year period ended September 30, 2000. The Russell 2000 Index returned 23.22% and the Lipper Small-Cap Value Equity Peer Group returned 20.66% for the same period.


Q.  WHY DID THE FUND OUTPERFORM ITS BENCHMARK?

A. Strong performance posted in the healthcare and financial services sectors helped bolster results over the past twelve months. Among our top performers were companies with strong management and robust growth potential:
    AmeriCredit Corp, Barr Labs, Triad Hospitals and Universal Health Services.


Q.  HOW DO YOU PICK STOCKS?

A. Our focus is on quality of management, valuation, visibility of earnings and growth-rate sustainability. We believe sagacious stock selection begins with thorough fundamental research. We attempt to maintain a balance between an investment candidate's projected growth and its valuation.


Q.  WHY DID THE WEIGHTING OF THE FUND CHANGE?

A. There is no limit as to the amount we will be under- or over-weighted in a sector or industry group compared to the Russell 2000. First and foremost, we consider ourselves stock pickers. We view sector allocation as a tool to help manage risk, but rely upon our stock selection as the primary component of portfolio construction. Our allocation to the financial services, healthcare and energy sectors has increased over the last few months as we have found greater potential for future return within these sectors.


Q. WHAT IS THE OUTLOOK FOR THE FUND AND HOW HAVE YOU POSITIONED THE FUND GOING FORWARD?

A. We remain committed to finding companies with strong product lines, robust projected growth, reasonable valuations and forward-thinking management.


                                                  [PHOTO OF JACK FEILER OMITTED]

                                                  GE SMALL-CAP VALUE EQUITY FUND


--------------------------------------------------------------------------------
                            TOP TEN LARGEST HOLDINGS
                              AT SEPTEMBER 30, 2000
                              AS A % OF NET ASSETS
--------------------------------------------------------------------------------
  InterTAN Inc.                    3.67%
--------------------------------------------------------------------------------
  Golden State Bancorp Inc.        3.52%
--------------------------------------------------------------------------------
  Iron Mountain Inc.               3.45%
--------------------------------------------------------------------------------
  Triad Hospitals Inc.             3.06%
--------------------------------------------------------------------------------
  Everest Re Group Ltd.            3.01%
--------------------------------------------------------------------------------
  The Earthgrains Co.              2.90%
--------------------------------------------------------------------------------
  Beckman Coulter Inc.             2.78%
--------------------------------------------------------------------------------
  Caremark Rx Inc.                 2.67%
--------------------------------------------------------------------------------
  IndyMac Mortgage Holdings Inc.   2.61%
--------------------------------------------------------------------------------
  Oshkosh Truck Corp.              2.47%
--------------------------------------------------------------------------------


                               INVESTMENT PROFILE
  A mutual fund designed for investors who seek long-term growth of capital by investing primarily in equity securities of companies with small-sized market capitalizations that the fund's management considers as undervalued by the market but have solid growth potential.


                         * LIPPER PERFORMANCE COMPARISON
                     SMALL CAP VALUE EQUITY PEER GROUP BASED
              ON AVERAGE ANNUAL TOTAL RETURNS FOR THE
                             PERIODS ENDED 9/30/00


                           One Year
                          ----------
   Number of
   Funds in
   peer group:                 311

   Peer group
   average annual
   total return:            20.66%

   Lipper categories
   in peer group:   SMALL-CAP VALUE

   *SEE NOTES TO PERFORMANCE FOR EXPLANATION OF PEER CATEGORIES




                           COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT

CLASS A SHARES+

[CLASS A SHARES LINE GRAPH OMITTED]

PLOT POINTS FOLLOWS:
         GE Small-Cap    GE Small-Cap Value     Russell
         Value Equity       Equity w/load       2000
9/30/98   10,000.00          9,425.00        10,000.00
          10,760.00         10,141.38        10,407.80
          11,450.00         10,791.71        10,953.17
12/98     12,016.63         11,325.76        11,631.17
          11,383.12         10,728.67        11,785.86
          10,498.21          9,894.64        10,831.21
3/99      10,437.88          9,837.77        11,000.18
          11,332.84         10,681.28        11,985.79
          11,795.41         11,117.25        12,160.78
6/99      12,800.98         12,065.02        12,710.45
          12,881.43         12,140.84        12,362.19
          12,237.86         11,534.27        11,904.78
9/99      12,227.80         11,524.79        11,907.17
          12,479.20         11,761.73        11,955.99
          13,263.55         12,500.99        12,669.76
12/99     14,557.95         13,720.97        14,103.97
          13,891.53         13,092.86        13,876.90
          15,373.75         14,489.87        16,167.98
3/00      15,936.76         15,020.51        15,102.51
          15,477.16         14,587.33        14,193.34
          14,546.46         13,710.14        13,365.86
6/00      15,224.38         14,349.08        14,531.37
          14,592.42         13,753.46        14,063.46
          15,638.02         14,738.95        15,136.50
9/00      15,626.53         14,728.12        14,671.81


                                 AVERAGE ANNUAL
                                  TOTAL RETURN

                           ONE        SINCE
                           YEAR     INCEPTION
                           ------   ---------
GE Small-Cap Value         27.80%   24.97%
GE Small-Cap Value w/load  20.46%   21.33%
(maximum load-5.75%)
Russell 2000               23.22%   21.10%


CLASS B SHARES
[CLASS B SHARES LINE GRAPH OMITTED]
PLOT POINTS FOLLOWS:

         GE Small-Cap   GE Small-Cap Value    Russell
         Value Equity     Equity w/load        2000
9/30/98   10,000.00         10,000.00        10,000.00
          10,750.00         10,750.00        10,407.80
          11,440.00         11,440.00        10,953.17
12/98     11,996.22         11,996.22        11,631.17
          11,353.74         11,353.74        11,785.86
          10,460.30         10,460.30        10,831.21
3/99      10,400.07         10,400.07        11,000.18
          11,283.47         11,283.47        11,985.79
          11,735.21         11,735.21        12,160.78
6/99      12,729.04         12,729.04        12,710.45
          12,799.31         12,799.31        12,362.19
          12,156.83         12,156.83        11,904.78
9/99      12,136.76         12,136.76        11,907.17
          12,377.68         12,377.68        11,955.99
          13,150.66         13,150.66        12,669.76
12/99     14,421.02         14,421.02        14,103.97
          13,755.08         13,755.08        13,876.90
          15,213.26         15,213.26        16,167.98
3/00      15,752.90         15,452.90        15,102.51
          15,293.63         14,993.63        14,193.34
          14,363.61         14,063.61        13,365.86
6/00      15,018.07         14,718.07        14,531.37
          14,398.06         14,098.06        14,063.46
          15,408.44         15,108.44        15,136.50
9/00      15,385.48         15,185.48        14,671.81

                                 AVERAGE ANNUAL
                                  TOTAL RETURN

                          ONE       SINCE
                          YEAR     INCEPTION
                          ------   ---------
GE Small-Cap Value        26.77%   24.00%
GE Small-Cap Value w/load 22.77%   23.19%
(maximum load)             4.00%    3.00%
Russell 2000              23.22%   21.10%


CLASS C SHARES
[CLASS C SHARES LINE GRAPH OMITTED]
PLOT POINTS FOLLOWS:
          GE Small-Cap  GE Small-Cap Value     Russell
         Value Equity     Equity w/load         2000
9/30/1999 10,000.00         10,000.00        10,000.00
10/99     10,198.51         10,198.51        10,041.00
11/99     10,835.40         10,835.40        10,640.45
12/99     11,882.10         11,882.10        11,844.95
1/00      11,333.41         11,333.41        11,654.24
2/00      12,534.86         12,534.86        13,578.36
3/00      12,979.49         12,879.49        12,683.54
4/00      12,610.54         12,510.54        11,920.00
5/00      11,834.80         11,734.80        11,225.06
6/00      12,374.04         12,274.04        12,203.88
7/00      11,863.18         11,763.18        11,810.92
8/00      12,695.69         12,595.69        12,712.09
9/00      12,676.77         12,576.77        12,321.83


                                 AVERAGE ANNUAL
                                  TOTAL RETURN

                           ONE        SINCE
                           YEAR     INCEPTION
                           -----    ---------
GE Small-Cap Value         26.77%   26.77%
GE Small-Cap Value w/load  25.77%   25.77%
(maximum load)              1.00%    1.00%
Russell 2000               23.22%   23.22%


CLASS Y SHARES
[CLASS Y SHARES LINE GRAPH OMITTED]
PLOT POINTS FOLLOWS:

    GE Small-Cap Value Equity        Russell 2000
9/30/98   10,000.00                   10,000.00
          10,760.00                   10,407.80
          11,460.00                   10,953.17
12/98     12,021.58                   11,631.17
          11,387.80                   11,785.86
          10,502.53                   10,831.21
3/99      10,442.17                   11,000.18
          11,347.56                   11,985.79
          11,810.32                   12,160.78
6/99      12,816.31                   12,710.45
          12,906.85                   12,362.19
          12,273.07                   11,904.78
9/99      12,252.95                   11,907.17
          12,514.51                   11,955.99
          13,299.18                   12,669.76
12/99     14,593.75                   14,103.97
          13,938.76                   13,876.90
          15,421.12                   16,167.98
3/00      15,984.18                   15,102.51
          15,536.03                   14,193.34
          14,605.24                   13,365.86
6/00      15,283.22                   14,531.37
          14,662.70                   14,063.46
          15,708.39                   15,136.50
9/00      15,696.90                   14,671.81


                                 AVERAGE ANNUAL
                                  TOTAL RETURN

                          ONE     SINCE
                         YEAR   INCEPTION
                        ------  ---------
GE Small-Cap Value      28.11%  25.25%
Russell 2000            23.22%  21.10%


  SEE NOTES TO PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

                                                  GE SMALL-CAP VALUE EQUITY FUND

                                      SCHEDULE OF INVESTMENTS SEPTEMBER 30, 2000

[GE SMALL-CAP VALUE EQUITY FUND PIE CHART OMITTED]
PLOT POINTS FOLLOWS:

TELECOMMUNICATIONS            1.0%
FINANCIAL SERVICES           19.3%
HEALTHCARE                   18.1%
CONSUMER DISCRETIONARY       12.9%
TECHNOLOGY                   12.5%
REAL ESTATE INVESTMENT TRUST  7.8%
CONSUMER STABLE               6.7%
PRODUCER DURABLES             3.9%
MATERIALS & PROCESSING        3.8%
AUTOS & TRANSPORTATION        3.7%
UTILITIES                     3.6%
ENERGY                        3.6%





                                       NUMBER
                                    OF SHARES         VALUE
--------------------------------------------------------------------------------

COMMON STOCK -- 96.9%
--------------------------------------------------------------------------------
AUTO & TRANSPORTATION -- 3.7%

Kirby Corp. ........................  33,700   $    661,363(a)
Oshkosh Truck Corp. ................  33,300      1,290,375
                                                  1,951,738

CONSUMER - DISCRETIONARY -- 12.9%

AnnTaylor Stores Corp. .............  12,800        492,000(a)
F.Y.I. Inc. ........................   6,700        250,413(a)
Handleman Co. ......................  62,700        775,913(a)
InterTAN Inc. ...................... 132,650      1,915,134(a)
Iron Mountain Inc. .................  48,600      1,798,200(a)
Reader's Digest Assoc. Inc.
   (Class A) .......................  12,400        437,875
School Specialty Inc. ..............  49,400      1,052,837(a)
                                                  6,722,372

CONSUMER - STABLE -- 6.7%

Smithfield Foods Inc. ..............  36,000        945,000(a)
Suiza Foods Corp. ..................  14,900        755,244(a)
The Earthgrains Co. ................  82,200      1,515,562
The J.M. Smucker Co. ...............  11,700        284,456(a)
                                                  3,500,262

ENERGY -- 3.6%

Louis Dreyfus Natural Gas Corp. ....  23,900        947,037(a)
Noble Affiliates Inc. ..............  25,100        931,838
                                                  1,878,875

FINANCIAL SERVICES -- 19.3%

Affiliated Computer Services
   Inc. (Class A) ..................  19,400        967,575(a)
AmeriCredit Corp. ..................  19,600        564,725(a)
Commerce Bancorp Inc. ..............  10,400        605,150
Everest Re Group Ltd. ..............  31,700      1,569,150
Golden State Bancorp Inc. ..........  77,800      1,838,025



                                       NUMBER
                                    OF SHARES         VALUE
--------------------------------------------------------------------------------
IndyMac Mortgage
   Holdings Inc. ...................  66,100  $   1,359,181
Investment Technology
   Group Inc. ......................  18,000        718,875(a)
NOVA Corp. .........................  24,800        424,700(a)
PartnerRe Ltd. .....................   4,500        212,777
The BISYS Group Inc. ...............  16,300      1,260,194(a)
Trenwick Group Ltd. ................  27,800        524,238
                                                 10,044,590

HEALTHCARE -- 18.1%

Beckman Coulter Inc. ...............  18,800      1,449,950
Caremark Rx Inc. ................... 124,000      1,395,000(a)
Digene Corp. .......................  16,300        586,800(a)
Henry Schein Inc. ..................  39,900        795,506(a)
Oxford Health Plans Inc. ...........  16,100        494,823(a)
The Cooper Cos. Inc. ...............  35,700      1,262,888
Triad Hospitals Inc. ...............  54,300      1,595,063(a)
Universal Health Services Inc.
   (Class B) .......................  11,200        959,000(a)
Varian Medical Systems Inc. ........  19,900        899,231
                                                  9,438,261

MATERIALS & PROCESSING -- 3.8%

Ball Corp. .........................  29,600        937,950
Grant Prideco Inc. .................  48,600      1,066,162(a)
                                                  2,004,112

PRODUCER DURABLES -- 3.9%

Advanced Energy Industries Inc. ....   9,300        306,900(a)
Baldor Electric Co. ................  20,500        416,406
L-3 Communications
   Holdings Inc. ...................   6,200        350,300(a)
LTX Corp. ..........................  37,100        702,581(a)
MKS Instruments Inc. ...............   8,700        238,163(a)
                                                  2,014,350

REAL ESTATE INVESTMENT TRUST -- 7.8%

Colonial Properties Trust ..........  29,500        757,781
First Industrial Realty Trust Inc. .  32,400        996,300
Gables Residential Trust ...........  18,300        497,531
Great Lakes REIT Inc. ..............  41,300        717,588
Mid-Atlantic Realty Trust ..........  50,500        596,531
Parkway Properties Inc. ............  16,600        506,300
                                                  4,072,031

TECHNOLOGY -- 12.5%

About.com Inc. .....................  15,200        492,100(a)
Aeroflex Inc. ......................  21,100      1,025,988(a)
Comdisco Inc. ......................  46,500        886,406
DRS Technologies Inc. ..............  35,600        578,500(a)
General Semiconductor Inc. .........  87,000      1,060,312(a)
Glenayre Technologies Inc. .........  45,000        489,375(a)
Herley Industries Inc. .............  36,000        816,750(a)
Pemstar Inc. .......................  37,100        730,406(a)
Teledyne Technologies Inc. .........  15,100        439,788(a)
                                                  6,519,625



---------
See Notes to Schedules of Investments and Financial Statements.

                                                  GE SMALL-CAP VALUE EQUITY FUND

                                      SCHEDULE OF INVESTMENTS SEPTEMBER 30, 2000




                                       NUMBER
                                    OF SHARES         VALUE
--------------------------------------------------------------------------------
TELECOMMUNICATIONS -- 1.0%

Microcell Telecommunications
   Inc. (Class B) ..................  18,200    $   528,938(a)

UTILITIES -- 3.6%

American Water Works Co. Inc. ......  41,400      1,141,088
IDACORP Inc. .......................  16,000        740,000
                                                  1,881,088
TOTAL INVESTMENTS IN SECURITIES
   (COST $45,283,284) ..............             50,556,242

--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 8.8%
--------------------------------------------------------------------------------
GEI Short-Term Investment Fund
   (COST $4,570,345) ..............4,570,345      4,570,345

OTHER ASSETS AND LIABILITIES,
   NET (5.7)% .......................            (2,953,282)
                                                -----------

NET ASSETS-- 100% ...................           $52,173,305
                                                ===========



                                    NUMBER
            EXPIRATION DATE/          OF
              STRIKE PRICE         CONTRACTS         VALUE
--------------------------------------------------------------------------------
CALL OPTIONS
--------------------------------------------------------------------------------
AmeriCredit Corp.
            Oct 00/30.00

   (Written Option
        Premium $16,202) ............ (93)         $(13,950)
                                                   ========


---------
See Notes to Schedules of Investments and Financial Statements.

                                                           GE S&P 500 INDEX FUND

Q&A

JAMES B. MAY LEADS A TEAM OF PORTFOLIO MANAGERS AT STATE STREET GLOBAL ADVISORS, THE SUB-ADVISER FOR THE GE S&P 500 INDEX FUND. SINCE 1994, JAMES HAS BEEN AN INVESTMENT OFFICER AND PORTFOLIO MANAGER IN THE U.S. STRUCTURED PRODUCTS GROUP AT STATE STREET BANK AND TRUST COMPANY WITH TOTAL ASSETS UNDER MANAGEMENT EXCEEDING $738 BILLION. FROM 1991 TO 1993, JAMES SERVED AS AN INVESTMENT SUPPORT ANALYST IN THE U.S. PASSIVE SERVICES GROUP AT STATE STREET. JAMES HOLDS A B.S. IN FINANCE FROM BENTLEY COLLEGE AND AN M.B.A. FROM BOSTON COLLEGE.




Q. HOW DID THE GE S&P 500 INDEX FUND PERFORM COMPARED TO ITS BENCHMARK AND LIPPER PEER GROUP FOR THE PERIOD APRIL 28, 2000 (COMMENCEMENT OF OPERATIONS) THROUGH SEPTEMBER 30, 2000?

A. The GE S&P 500 Index Fund returned negative 0.60% for the period ended September 30, 2000 compared to negative 0.66% for the S&P 500 Index, the Fund's benchmark.


Q.  WHY DID THE FUND OUTPERFORM ITS BENCHMARK?

A. The Fund outperformed its benchmark due to the investment of Fund cash flows and our Index change trading strategy. The value added from those two factors helped to offset the Fund's expenses.



Q.  WHAT HAS YOUR INVESTMENT STRATEGY BEEN?

A. We are utilizing a full replication strategy to manage the GE S&P 500 Index Fund. With this strategy, all 500 constituents of the S&P 500 Index are owned by the Fund in the approximate capitalization weight of the Index. This methodology has provided consistent tracking to the Index.


Q.  WHICH INVESTMENTS STAND OUT?

A. As the technology sector continued to suffer, the financial sector emerged as the Index sector leader during the third quarter. Firms such as Associates First Capital, Capital One and Lehman Brothers posted strong third quarter returns of 70.60%, 57.06% and 56.36%, respectively, helping to lead the financial sector. Over the course of the year, technology increased to 35% of the capitalization weight of the S&P 500 Index through strong returns and Index additions. However, as the sector stumbled, the overall weight in the Index has dropped to 29% at September 30, 2000.

    The U.S. equity market is broadening. Earlier in the year the largest cap stocks such as Cisco Systems, Intel and GE dominated the S&P 500 Index. Their strong returns coupled with their large weightings in the universe powered the Index return. As other smaller stocks in the Index have performed well, the impact has not been as great due to their smaller weightings. Reflecting the broadening market, in the year 2000, 260 stocks in the S&P 500 Index have posted positive returns through September 30, 2000.



Q. WHAT IS THE OUTLOOK FOR THE FUND AND HOW HAVE YOU POSITIONED THE FUND GOING FORWARD?

A. Due to the passive investment style of the Fund, it will remain fully invested in the S&P 500 Index to provide as close tracking as possible to the Index.

                                                           GE S&P 500 INDEX FUND


--------------------------------------------------------------------------------
                            TOP TEN LARGEST HOLDINGS
                              AT SEPTEMBER 30, 2000
                              AS A % OF NET ASSETS
--------------------------------------------------------------------------------
  General Electric Co.              4.29%
--------------------------------------------------------------------------------
  Cisco Systems Inc.                2.94%
--------------------------------------------------------------------------------
  Microsoft Corp.                   2.38%
--------------------------------------------------------------------------------
  Exxon Mobil Corp.                 2.33%
--------------------------------------------------------------------------------
  Pfizer Inc.                       2.13%
--------------------------------------------------------------------------------
  Intel Corp.                       2.10%
--------------------------------------------------------------------------------
  Citigroup Inc.                    1.82%
--------------------------------------------------------------------------------
  Oracle Systems Corp.              1.67%
--------------------------------------------------------------------------------
  American International Group Inc. 1.66%
--------------------------------------------------------------------------------
  EMC Corp.                         1.62%
--------------------------------------------------------------------------------




                           COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT

[LINE GRAPH OMITTED]
PLOT POINTS FOLLOWS:

         S&P 500 INDEX FUND         S&P 500
4/28/00  10,000.00                  10,000.00
5/00      9,810.00                   9,791.70
6/00     10,040.00                  10,031.20
7/00      9,890.00                   9,874.82
8/00     10,500.00                  10,488.04
9/00      9,940.00                   9,934.28


                                 AVERAGE ANNUAL
                                  TOTAL RETURN

                        SINCE
                      INCEPTION
                      --------
GE S&P 500 Index        -0.60%
S&P 500                 -0.66%


                               INVESTMENT PROFILE
      A mutual fund designed for investors who seek growth of capital and accumulation of income that corresponds to the investment return of the
     Standard & Poor's 500 Composite Stock Index by investing primarily in equity securities of companies contained in the Index.


  SEE NOTES TO PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

                                                           GE S&P 500 INDEX FUND

                                      SCHEDULE OF INVESTMENTS SEPTEMBER 30, 2000

GE S&P 500 INDEX FUND
[PIE CHART OMITTED]
PLOT POINTS FOLLOWS:

TECHNOLOGY             28.2%
CONSUMER STABLE        16.6%
FINANCIAL              14.8%
CONSUMER CYCLICAL      10.6%
UTILITIES               9.1%
CAPITAL GOODS           7.8%
ENERGY                  5.5%
CASH & OTHER            5.2%*
BASIC MATERIALS         1.7%
TRANSPORTATION          0.5%

*INCLUDES CASH EQUALIZED BY FUTURES OF 5.1%.





                                       NUMBER
                                    OF SHARES         VALUE
--------------------------------------------------------------------------------
COMMON STOCK -- 94.8%
--------------------------------------------------------------------------------
BASIC MATERIALS -- 1.7%

Air Products & Chemicals Inc. .......    483     $   17,388
Alcan Aluminum Ltd. .................    463         13,398
Alcoa Inc. ..........................  1,850         46,828
Allegheny Technologies Inc. .........    171          3,099
Avery Dennison Corp. ................    236         10,944
Barrick Gold Corp. ..................    837         12,764
Bethlehem Steel Corp. ...............    239            717(a)
Boise Cascade Corp. .................    104          2,763
Du Pont de Nemours (E.I.) & Co. .....  2,255         93,442
Eastman Chemical Co. ................    143          5,282
Ecolab Inc. .........................    282         10,170
Engelhard Corp. .....................    230          3,737
FMC Corp. ...........................     55          3,688(a)
Fort James Corp. ....................    451         13,784
Freeport McMoran Copper &
   Gold Inc. (Class B) ..............    299          2,635(a)
Georgia Pacific Corp. ...............    412          9,682
Goodrich (B.F.) Co. .................    201          7,877
Great Lakes Chemical Corp. ..........    105          3,078
Hercules Inc. .......................    194          2,740
Homestake Mining Co. ................    476          2,469
Inco Ltd. ...........................    351          5,660(a)
International Paper Co. .............  1,024         29,376
Louisiana-Pacific Corp. .............    194          1,782
Mead Corp. ..........................    187          4,371
Millipore Corp. .....................     82          3,972
Newmont Mining Corp. ................    306          5,202
Nucor Corp. .........................    159          4,790
Pall Corp. ..........................    226          4,506
Phelps Dodge Corp. ..................    148          6,179
Placer Dome Inc. ....................    798          7,531
Potlatch Corp. ......................     52          1,645
PPG Industries Inc. .................    366         14,526
Praxair Inc. ........................    322         12,035
Rohm & Haas Co. .....................    456         13,252
Sealed Air Corp. ....................    188          8,507(a)
Sigma-Aldrich Corp. .................    184          6,072
The Dow Chemical Co. ................  1,488         37,107



                                       NUMBER
                                    OF SHARES         VALUE
--------------------------------------------------------------------------------
Union Carbide Corp. .................    285     $   10,759
USX-U.S. Steel Group Inc. ...........    161          2,445
W.R. Grace & Co. ....................    131            901(a)
Westvaco Corp. ......................    183          4,884
Weyerhaeuser Co. ....................    492         19,864
Willamette Industries Inc. ..........    204          5,712
Worthington Industries Inc. .........    163          1,528
                                                    479,091

CAPITAL GOODS -- 7.8%

Allied Waste Industries Inc. ........    345          3,170(a)
American Power Conversion
   Corp. ............................    385          7,387(a)
Armstrong Holdings Inc. .............     73            871
Boeing Co. ..........................  1,909        120,267
Briggs & Stratton Corp. .............     42          1,588
Caterpillar Inc. ....................    746         25,177
Centex Corp. ........................    108          3,470
Cooper Industries Inc. ..............    226          7,967
Crane Co. ...........................    120          2,745
Cummins Engine Co. Inc. .............     75          2,245
Danaher Corp. .......................    300         14,925
Deere & Co. .........................    497         16,525
Dover Corp. .........................    430         20,183
Eaton Corp. .........................    162          9,983
Emerson Electric Co. ................    905         60,635
Fluor Corp. .........................    139          4,170
General Dynamics Corp. ..............    430         27,009
General Electric Co. ................ 21,220      1,224,129(h)
Grainger (W.W.) Inc. ................    170          4,473
Honeywell International Inc. ........  1,740         61,987
Illinois Tool Works Inc. ............    639         35,704
Ingersoll-Rand Co. ..................    332         11,246
ITT Industries Inc. .................    160          5,190
Kaufman & Broad Home Corp. ..........     87          2,344
Lockheed Martin Corp. ...............    944         31,114
Masco Corp. .........................    957         17,824
McDermott International Inc. ........    108          1,188
Minnesota Mining &
   Manufacturing Co. ................    856         78,003
Molex Inc. ..........................    415         22,592
National Service Industries Inc. ....     74          1,448
Navistar International Corp. Inc. ...    115          3,443(a)
Northrop Grumman Corp. ..............    151         13,722
PACCAR Inc. .........................    143          5,300
Parker-Hannifin Corp. ...............    237          7,999
Pulte Corp. .........................     79          2,607
Raytheon Co. (Class B) ..............    718         20,418
Rockwell International Corp. ........    447         13,522
Sherwin-Williams Co. ................    303          6,477
Textron Inc. ........................    295         13,607
The Timken Co. ......................    113          1,547
Thermo Electron Corp. ...............    389         10,114(a)
Thomas & Betts Corp. ................    105          1,831
Tyco International Ltd. .............  3,624        187,995
United Technologies Corp. ...........  1,016         70,358
Vulcan Materials Co. ................    225          9,042
Waste Management Inc. ...............  1,321         23,035
                                                  2,216,576


---------
See Notes to Schedules of Investments and Financial Statements.

                                                           GE S&P 500 INDEX FUND

                                      SCHEDULE OF INVESTMENTS SEPTEMBER 30, 2000



                                    NUMBER
                                    OF SHARES         VALUE
--------------------------------------------------------------------------------
CONSUMER - CYCLICAL -- 10.6%

Albertsons Inc. .....................    920     $   19,320
American Greetings Corp.
   (Class A) ........................    118          2,065
Autozone Inc. .......................    252          5,717(a)
Bed Bath & Beyond Inc. ..............    612         14,927(a)
Best Buy Co. Inc. ...................    438         27,868(a)
Black & Decker Corp. ................    158          5,402
Block (H & R) Inc. ..................    279         10,340
Brunswick Corp. .....................    168          3,066
Carnival Corp. ......................  1,291         31,791
Cendant Corp. .......................  1,559         16,954(a)
Circuit City Stores Inc. ............    435         10,005
Clear Channel
   Communications Inc. ..............  1,240         70,060(a)
Comcast Corp. (Class A) .............  1,916         78,436(a)
Consolidated Stores Corp. ...........    202          2,727(a)
Cooper Tire & Rubber Co. ............    138          1,389
Costco Wholesale Corp. ..............    947         33,086(a)
CVS Corp. ...........................    858         39,736
Dana Corp. ..........................    301          6,472
Darden Restaurants Inc. .............    234          4,870
Delphi Automotive Systems Corp. .....  1,197         18,105
Deluxe Corp. ........................    134          2,722
Dillards Inc. (Class A) .............    191          2,029
Dollar General Corp. ................    703         11,775
Donnelley (R.R.) & Sons Co. .........    231          5,674
Dow Jones & Co. Inc. ................    191         11,556
Dun & Bradstreet Corp. ..............    394         13,568
Eastman Kodak Co. ...................    652         26,650
Federated Department Stores Inc. ....    460         12,017(a)
Ford Motor Co. ......................  4,088        103,477(a)
Fortune Brands Inc. .................    300          7,950
Gannett Co. Inc. ....................    558         29,574
Gap Inc. ............................  1,802         36,265
General Motors Corp. ................  1,136         73,840
Genuine Parts Co. ...................    325          6,195
Goodyear Tire & Rubber Co. ..........    331          5,958
Harcourt General Inc. ...............    161          9,499
Harley-Davidson Inc. ................    641         30,688
Harrah's Entertainment Inc. .........    235          6,463(a)
Hasbro Inc. .........................    321          3,671
Hilton Hotels Corp. .................    780          9,019
Home Depot Inc. .....................  4,945        262,394
Interpublic Group Cos. Inc. .........    652         22,209
J.C. Penney Co. Inc. ................    554          6,544
Johnson Controls Inc. ...............    187          9,946
K Mart Corp. ........................    890          5,340(a)
Knight-Ridder Inc. ..................    153          7,774
Kohl's Corp. ........................    698         40,266(a)
Kroger Co. ..........................  1,805         40,725(a)
Leggett & Platt Inc. ................    359          5,677
Limited Inc. ........................    907         20,011
Liz Claiborne Inc. ..................    108          4,158
Longs Drug Stores Corp. .............     71          1,358
Lowes Cos. Inc. .....................    837         37,560
Marriott International Inc.
   (Class A) ........................    555         20,223
Mattel Inc. .........................    869          9,722
May Department Stores Co. ...........    705         14,452
Maytag Corp. ........................    154          4,784
McDonald's Corp. ....................  2,812         84,887



                                       NUMBER
                                    OF SHARES         VALUE
--------------------------------------------------------------------------------
McGraw Hill Cos. Inc. ...............    406   $     25,806
Meredith Corp. ......................     94          2,773
New York Times Co. (Class A) ........    413         16,236
Newell Rubbermaid Inc. ..............    565         12,889
Nike Inc. (Class B) .................    586         23,477
Nordstrom Inc. ......................    246          3,828
Office Depot Inc. ...................    602          4,703(a)
Omnicom Group Inc. ..................    376         27,424
Polaroid Corp. ......................     81          1,088
RadioShack Corp. ....................    393         25,398
Reebok International Ltd. ...........    102          1,919(a)
Russell Corp. .......................     60            953
Safeway Inc. ........................  1,081         50,469(a)
Seagram Co. Ltd. ....................    950         54,566
Sears Roebuck & Co. .................    732         23,731
Snap-on Inc. ........................    107          2,521
Springs Industries Inc. .............     32            902
Staples Inc. ........................  1,053         14,939(a)
Starbucks Corp. .....................    396         15,865(a)
Target Corp. ........................  1,931         49,482
The Stanley Works ...................    163          3,759
The Walt Disney Co. .................  4,457        170,480
Tiffany & Co. .......................    330         12,726
Time Warner Inc. ....................  2,844        222,543
TJX Cos. Inc. .......................    619         13,927
Toys `R Us Inc. .....................    439          7,134(a)
Tribune Co. .........................    641         27,964
Tricon Global Restaurants Inc. ......    376         11,515(a)
TRW Inc. ............................    249         10,116
Tupperware Corp. ....................    105          1,890
VF Corp. ............................    216          5,333
Viacom Inc. (Class B) ...............  3,262        190,827(a)
Visteon Corp. .......................    316          4,780
Wal-Mart Stores Inc. ................  9,559        460,027(h)
Walgreen Co. ........................  2,186         82,931
Wendy's International Inc. ..........    218          4,374
Whirlpool Corp. .....................    136          5,287
Winn Dixie Stores Inc. ..............    267          3,838
Young & Rubicam Inc. ................    159          7,871
                                                  3,015,247

CONSUMER - STABLE -- 16.6%

Abbott Laboratories .................  3,314        157,622
Adolph Coors Co. (Class B) ..........     67          4,234
Aetna Inc. ..........................    294         17,070
Alberto-Culver Co. (Class B) ........    101          2,910
Allergan Inc. .......................    292         24,656
Alza Corp. ..........................    245         21,193(a)
American Home Products Corp. ........  2,804        158,601
Amgen Inc. ..........................  2,214        154,599(a)
Anheuser Busch Cos. Inc. ............  1,960         82,932
Archer-Daniels Midland Co. ..........  1,377         11,873
Avon Products Inc. ..................    494         20,192
Ball Corp. ..........................     55          1,743
Bard (C.R.) Inc. ....................     93          3,929
Bausch & Lomb Inc. ..................    105          4,088
Baxter International Inc. ...........    615         49,085
Becton Dickinson & Co. ..............    535         14,144
Bemis Co. Inc. ......................     95          3,052
Bestfoods ...........................    587         42,704
Biogen Inc. .........................    312         19,032(a)
Biomet Inc. .........................    388         13,580



---------
See Notes to Schedules of Investments and Financial Statements.

                                                           GE S&P 500 INDEX FUND

                                      SCHEDULE OF INVESTMENTS SEPTEMBER 30, 2000


                                       NUMBER
                                    OF SHARES         VALUE
--------------------------------------------------------------------------------
Boston Scientific Corp. .............    853   $     14,021(a)
Bristol-Myers Squibb Co. ............  4,223        241,239
Brown-Forman Corp. (Class B) ........    145          7,939
Campbell Soup Co. ...................    908         23,495
Cardinal Health Inc. ................    589         51,942
CIGNA Corp. .........................    347         36,227
Clorox Co. ..........................    492         19,465
Coca-Cola Co. .......................  5,319        293,210
Coca-Cola Enterprises Inc. ..........    878         13,993
Colgate-Palmolive Co. ...............  1,250         59,000
Conagra Inc. ........................  1,129         22,651
Crown Cork & Seal Inc. ..............    236          2,522
Eli Lilly & Co. .....................  2,429        197,053
General Mills Inc. ..................    593         21,052
Gillette Co. ........................  2,250         69,469
Guidant Corp. .......................    652         46,088(a)
HCA-The Healthcare Corp. ............  1,188         44,104
Healthsouth Corp. ...................    706          5,736(a)
Heinz (H.J.) Co. ....................    788         29,205
Hershey Foods Corp. .................    281         15,209
Humana Inc. .........................    306          3,290(a)
IMS Health Inc. .....................    629         13,052
International Flavors &
   Fragrances .......................    192          3,504
Johnson & Johnson ...................  2,986        280,497
Kellogg Co. .........................    874         21,140
Kimberly Clark Corp. ................  1,172         65,412
Mallinckrodt Inc. ...................    125          5,703
Manor Care Inc. .....................    188          2,949(a)
McKesson HBOC Inc. ..................    615         18,796
MedImmune Inc. ......................    444         34,299(a)
Medtronic Inc. ......................  2,583        133,832
Merck & Co. Inc. ....................  4,937        367,498
Nabisco Group Holdings Corp. ........    696         19,836
Owens-Illinois Inc. .................    274          2,535(a)
Pactiv Corp. ........................    313          3,502(a)
PE Corp. - PE Biosystems Group ......    443         51,609
Pepsico Inc. ........................  3,090        142,140
Pfizer Inc. ......................... 13,537        608,319
Pharmacia Corp. .....................  2,763        166,298
Philip Morris Cos. Inc. .............  4,853        142,860
Procter & Gamble Co. ................  2,814        188,538
Quintiles Transnational Corp. .......    210          3,347(a)
Ralston-Ralston Purina Group ........    653         15,468
Sara Lee Corp. ......................  1,958         39,772
Schering Plough Corp. ...............  3,133        145,684
St. Jude Medical Inc. ...............    178          9,078(a)
Supervalu Inc. ......................    255          3,841
Sysco Corp. .........................    740         34,271
Temple-Inland Inc. ..................    102          3,863
Tenet Healthcare Corp. ..............    666         24,226(a)
The Quaker Oats Co. .................    272         21,522
Unilever N.V. .......................  1,243         59,975
UnitedHealth Group Inc. .............    356         35,155
UST Inc. ............................    313          7,160
Watson Pharmaceuticals Inc. .........    217         14,078(a)
Wellpoint Health Networks Inc.
   (Class A) ........................    138         13,248(a)
Wrigley (W.M.) Junior Co. ...........    238         17,820
                                                  4,744,976



                                       NUMBER
                                    OF SHARES         VALUE
--------------------------------------------------------------------------------
ENERGY -- 5.5%

Amerada Hess Corp. ..................    186   $     12,450
Anadarko Petroleum Corp. ............    518         34,426
Apache Corp. ........................    260         15,373
Ashland Oil Inc. ....................    129          4,346
Baker Hughes Inc. ...................    696         25,839
Burlington Resources Inc. ...........    451         16,602
Chevron Corp. .......................  1,408        120,032
Conoco Inc. (Class B) ...............  1,310         35,288
Devon Energy Corp. ..................    270         16,241
Exxon Mobil Corp. ...................  7,469        665,675(h)
Halliburton Co. .....................    940         46,001
Kerr-McGee Corp. ....................    204         13,515
Occidental Petroleum Corp. ..........    786         17,145
Phillips Petroleum Co. ..............    540         33,885
Rowan Cos. Inc. .....................    200          5,800(a)
Royal Dutch Petroleum Co. ADR .......  4,606        276,072
Schlumberger Ltd. ...................  1,227        100,997
Sunoco Inc. .........................    165          4,445
Texaco Inc. .........................  1,166         61,215
Tosco Corp. .........................    325         10,136
Transocean Sedco Forex Inc. .........    467         27,378
Unocal Corp. ........................    517         18,321
USX-Marathon Group ..................    664         18,841
                                                  1,580,023

FINANCIAL -- 14.8%

AFLAC Inc. ..........................    562         36,003
Allstate Corp. ......................  1,548         53,793
American Express Co. ................  2,866        174,109
American General Corp. ..............    552         43,056
American International
   Group Inc. .......................  4,963        474,897
AmSouth Bancorp. ....................    834         10,425
Aon Corp. ...........................    543         21,313
Associates First Capital
   Corp. (Class A) ..................  1,543         58,634
Bank of America Corp. ...............  3,533        185,041
Bank of New York Inc. ...............  1,573         88,186
Bank One Corp. ......................  2,492         96,253
BB&T Corp. ..........................    838         25,245
Bear Stearns Cos. Inc. ..............    238         14,994
Capital One Financial Corp. .........    414         29,006
Charles Schwab Corp. ................  2,938        104,299
Charter One Financial Inc. ..........    420         10,238
Chase Manhattan Corp. ...............  2,820        130,249
Chubb Corp. .........................    389         30,780
Cincinnati Financial Corp. ..........    346         12,283
CIT Group Inc. (Class A) ............    556          9,730
Citigroup Inc. ......................  9,627        520,460
Comerica Inc. .......................    330         19,284
Conseco Inc. ........................    598          4,560
Countrywide Credit
   Industries Inc. ..................    242          9,136
Freddie Mac .........................  1,506         81,418
Fannie Mae ..........................  2,170        155,155
Fifth Third Bancorp .................    985         53,067
First Union Corp. ...................  2,085         67,111
Firstar Corp. .......................  2,085         46,652
FleetBoston Financial Corp. .........  1,918         74,802


---------
See Notes to Schedules of Investments and Financial Statements.

                                                           GE S&P 500 INDEX FUND

                                      SCHEDULE OF INVESTMENTS SEPTEMBER 30, 2000



                                       NUMBER
                                    OF SHARES         VALUE
--------------------------------------------------------------------------------
Franklin Resources Inc. .............    554  $      24,614
Golden West Financial Corp. .........    323         17,321
Hartford Financial Services
   Group Inc. .......................    475         34,645
Household International Inc. ........  1,003         56,795
Huntington Bancshares Inc. ..........    532          7,814
Jefferson-Pilot Corp. ...............    211         14,322
J.P. Morgan & Co. Inc. ..............    346         56,528
KeyCorp. ............................    918         23,237
Lehman Brothers Holdings Inc. .......    257         37,972
Lincoln National Corp. ..............    426         20,501
Loews Corp. .........................    209         17,425
Marsh & McLennan Cos. Inc. ..........    575         76,331
MBIA Inc. ...........................    202         14,367
MBNA Corp. ..........................  1,829         70,416
Mellon Financial Corp. ..............  1,027         47,627
Merrill Lynch & Co. Inc. ............  2,101        138,666
MGIC Investment Corp. ...............    216         13,203
Morgan Stanley, Dean
   Witter & Co. .....................  2,418        221,096
National City Corp. .................  1,314         29,072
Northern Trust Corp. ................    473         42,038
Old Kent Financial Corp. ............    290          8,392
PNC Financial Services Group ........    612         39,780
Progressive Corp. ...................    150         12,281
Providian Financial Corp. ...........    303         38,481
Regions Financial Corp. .............    500         11,344
Safeco Corp. ........................    307          8,366
SouthTrust Corp. ....................    407         12,795
St. Paul Cos. Inc. ..................    496         24,459
State Street Corp. ..................    341         44,330(e)
Stilwell Financial Inc. .............    472         20,532(a)
Summit Bancorp. .....................    419         14,455
Suntrust Banks Inc. .................    656         32,677
Synovus Financial Corp. .............    612         12,967
T. Rowe Price Associates Inc. .......    247         11,594
Torchmark Corp. .....................    240          6,675
Union Planters Corp. ................    316         10,448
U.S. Bancorp. .......................  1,638         37,264
UnumProvident Corp. .................    539         14,688
USA Education Inc. ..................    337         16,239
Wachovia Corp. ......................    451         25,566
Washington Mutual Inc. ..............  1,141         45,426
Wells Fargo & Co. ...................  3,544        162,802
                                                  4,215,730

TECHNOLOGY -- 28.2%

Adaptec Inc. ........................    190          3,800(a)
ADC Telecommunications Inc. .........  1,495         40,201(a)
Adobe Systems Inc. ..................    254         39,434
Advanced Micro Devices Inc. .........    701         16,561(a)
Agilent Technologies Inc. ...........    959         46,931(a)
Altera Corp. ........................    843         40,253(a)
America Online Inc. .................  4,959        266,546(a)
Analog Devices Inc. .................    752         62,087(a)
Andrew Corp. ........................    147          3,850(a)
Apple Computer ......................    688         17,716(a)
Applied Materials Inc. ..............  1,750        103,797(a)
Autodesk Inc. .......................    112          2,842
Automatic Data Processing Inc. ......  1,357         90,749
BMC Software Inc. ...................    482          9,218(a)


                                       NUMBER
                                    OF SHARES         VALUE
--------------------------------------------------------------------------------
Broadcom Corp. (Class A) ............    479   $    116,756(a)
Cabletron Systems Inc. ..............    433         12,719(a)
Ceridian Corp. ......................    308          8,643(a)
Cisco Systems Inc. .................. 15,208        840,242(a,h)
Citrix Systems Inc. .................    354          7,102(a)
Compaq Computer Corp. ...............  3,613         99,647
Computer Associates
   International Inc. ...............  1,253         31,560
Computer Sciences Corp. .............    356         26,433(a)
Compuware Corp. .....................    773          6,474(a)
Comverse Technology Inc. ............    343         37,044(a)
Conexant Systems Inc. ...............    472         19,765(a)
Convergys Corp. .....................    326         12,673(a)
Corning Inc. ........................    632        187,704
Dell Computer Corp. .................  5,565        171,472(a)
Electronic Data Systems Corp. .......  1,019         42,289
EMC Corp. ...........................  4,677        463,608(a)
Equifax Inc. ........................    299          8,054
First Data Corp. ....................    863         33,711
Gateway Inc. ........................    682         31,884(a)
Hewlett Packard Co. .................  2,144        207,968
Intel Corp. ......................... 14,393        598,209(h)
International Business
   Machines Corp. ...................  3,777        424,912
JDS Uniphase Corp. ..................  2,012        190,511(a)
KLA-Tencor Corp. ....................    394         16,228(a)
Lexmark International Inc.
   (Class A) ........................    270         10,125(a)
Linear Technology Corp. .............    660         42,735
LSI Logic Corp. .....................    648         18,954(a)
Lucent Technologies Inc. ............  7,178        219,378
Maxim Integrated Products Inc. ......    599         48,182(a)
Mercury Interactive Corp. ...........    169         26,491(a)
Micron Technology Inc. ..............  1,196         55,016(a)
Microsoft Corp. ..................... 11,280        680,325(a,h)
Motorola Inc. .......................  4,697        132,690
National Semiconductor Corp. ........    377         15,174(a)
NCR Corp. ...........................    203          7,676(a)
Network Appliance Inc. ..............    662         84,322(a)
Nortel Networks Corp. ...............  6,408        381,677
Novell Inc. .........................    597          5,933(a)
Novellus Systems Inc. ...............    280         13,038(a)
Oracle Systems Corp. ................  6,038        475,492(a,h)
Palm Inc. ...........................  1,195         63,260(a)
Parametric Technology Corp. .........    503          5,502(a)
Paychex Inc. ........................    788         41,370
PeopleSoft Inc. .....................    591         16,511(a)
PerkinElmer Inc. ....................    111         11,586
Pitney Bowes Inc. ...................    524         20,665
QUALCOMM Inc. .......................  1,608        114,570(a)
Sabre Holdings Corp. ................    273          7,900
Sanmina Corp. .......................    321         30,054(a)
Sapient Corp. .......................    232          9,440(a)
Scientific-Atlanta Inc. .............    355         22,587
Seagate Technology ..................    479         33,051(a)
Siebel Systems Inc. .................    900        100,181(a)
Solectron Corp. .....................  1,307         60,285(a)
Sun Microsystems Inc. ...............  3,404        397,417(a)
Tektronix Inc. ......................    102          7,835
Tellabs Inc. ........................    867         41,399(a)
Teradyne Inc. .......................    356         12,460(a)
Texas Instruments Inc. ..............  3,718        175,443


---------
See Notes to Schedules of Investments and Financial Statements.

                                                           GE S&P 500 INDEX FUND

                                      SCHEDULE OF INVESTMENTS SEPTEMBER 30, 2000



                                       NUMBER
                                    OF SHARES         VALUE
--------------------------------------------------------------------------------
Unisys Corp. .......................     657 $        7,391(a)
VERITAS Software Corp. .............     867        123,114(a)
Xerox Corp. ........................   1,382         20,816
Xilinx Inc. ........................     696         59,595(a)
Yahoo! Inc. ........................   1,185        107,835(a)
                                                  8,047,068

TRANSPORTATION -- 0.5%

AMR Corp. ..........................     370         12,095(a)
Burlington Northern
   Santa Fe Corp. ..................     900         19,406
CSX Corp. ..........................     499         10,885
Delta Air Lines Inc. ...............     259         11,493
FedEx Corp. ........................     623         27,624(a)
Norfolk Southern Corp. .............     799         11,685
Ryder System Inc. ..................     108          1,991
Southwest Airlines Co. .............   1,033         25,050
U.S. Airways Group Inc. ............     130          3,957(a)
Union Pacific Corp. ................     534         20,759
                                                    144,945

UTILITIES -- 9.1%

AES Corp. ..........................     971         66,513(a)
Alltel Corp. .......................     668         34,861
Ameren Corp. .......................     297         12,437
American Electric Power Inc. .......     726         28,405
AT&T Corp. .........................   8,072        237,115
Bellsouth Corp. ....................   4,035        162,409
CenturyTel Inc. ....................     298          8,121
CINergy Corp. ......................     390         12,894
CMS Energy Corp. ...................     211          5,684
Coastal Corp. ......................     454         33,653
Columbia Gas Systems Inc. ..........     174         12,354
Consolidated Edison Inc. ...........     464         15,834
Constellation Energy Group .........     323         16,069
CP&L Inc. ..........................     392         16,342
Dominion Resources Inc. ............     510         29,612
DTE Energy Co. .....................     317         12,125
Duke Energy Corp. ..................     777         66,628
Eastern Enterprises ................      49          3,127
Edison International ...............     727         14,040
El Paso Energy Corp. ...............     492         30,319
Enron Corp. ........................   1,592        139,499
Entergy Corp. ......................     451         16,800
FirstEnergy Corp. ..................     526         14,169
Florida Progress Corp. .............     214         11,329
FPL Group Inc. .....................     372         24,459
Global Crossing Ltd. ...............   1,869         57,939(a)
GPU Inc. ...........................     257          8,336
KeySpan Corp. ......................     292         11,717
Nextel Communications Inc.
   (Class A) .......................   1,649         77,091(a)
Niagara Mohawk Holdings Inc. .......     324          5,103(a)
Nicor Inc. .........................      86          3,112
ONEOK Inc. .........................      56          2,226
PECO Energy Co. ....................     359         21,742
Peoples Energy Corp. ...............      65          2,169
PG&E Corp. .........................     849         20,535
Pinnacle West Capital Corp. ........     179          9,107
PPL Corp. ..........................     324         13,527
Public Service Enterprise Group ....     455         20,333



                                       NUMBER
                                    OF SHARES         VALUE
--------------------------------------------------------------------------------
Qwest Communications
   International Inc. ..............   3,574 $      171,775(a)
Reliant Energy Inc. ................     628         29,202
SBC Communications Inc. ............   7,275        363,750
Sempra Energy ......................     432          8,991
Southern Co. .......................   1,380         44,764
Sprint Corp. (FON Group) ...........   1,873         54,902
Sprint Corp. (PCS Group) ...........   1,966         68,933(a)
TXU Corp. ..........................     605         23,973
Unicom Corp. .......................     386         21,688
Verizon Communications .............   5,839        282,827
Williams Cos. Inc. .................     937         39,588
WorldCom Inc. ......................   6,185        187,869(a)
Xcel Energy Inc. ...................     765         21,037
                                                  2,597,034
TOTAL INVESTMENTS IN SECURITIES
   (COST $27,377,830) ..............             27,040,690

--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 5.2%
--------------------------------------------------------------------------------
GEI Short-Term
   Investment Fund ................. 666,627        666,627
Money Market
   Obligations Trust ............... 729,442        729,442

                                    PRINCIPAL
                                       AMOUNT          VALUE
--------------------------------------------------------------------------------
U.S. GOVERNMENT -- 0.3%

United States Treasury Bill
   5.99%    12/14/00 ...............$100,000         98,790(d)

TOTAL SHORT-TERM INVESTMENTS
   (COST $1,494,859) ...............              1,494,859

OTHER ASSETS AND LIABILITIES,
   NET 0.0% ........................                 (1,779)
                                                -----------


NET ASSETS -- 100% .................            $28,533,770
                                                ===========


--------------------------------------------------------------------------------
OTHER INFORMATION
--------------------------------------------------------------------------------
The GE S&P 500 Index Fund had the following long futures contracts open at September 30, 2000:

                            NUMBER
            EXPIRATION        OF      UNDERLYING    UNREALIZED
DESCRIPTION    DATE        CONTRACTS  FACE VALUE   DEPRECIATION
--------------------------------------------------------------------------------

S&P 500    December 2000       4      $1,453,700     $(69,950)

----------
See Notes to Schedules of Investments and Financial Statements.

                                                           GE GLOBAL EQUITY FUND


Q&A

RALPH R. LAYMAN (PICTURED ON PAGE 34) MANAGES THE INTERNATIONAL EQUITY INVESTMENT PROCESS AT GE ASSET MANAGEMENT. TOTAL ASSETS UNDER HIS MANAGEMENT EXCEED $15 BILLION. HE LEADS A TEAM OF PORTFOLIO MANAGERS FOR THE GE INTERNATIONAL EQUITY FUND, THE GE EMERGING MARKETS FUND AND SHARES PORTFOLIO MANAGEMENT RESPONSIBILITY FOR THE GE GLOBAL EQUITY FUND WITH MICHAEL SOLECKI. PRIOR TO JOINING GE ASSET MANAGEMENT IN 1991, RALPH WAS EXECUTIVE VICE PRESIDENT, PARTNER AND PORTFOLIO MANAGER OF THE INTERNATIONAL EQUITY OPERATIONS AT NORTHERN CAPITAL MANAGEMENT. PREVIOUSLY, HE WAS A VICE PRESIDENT AND PORTFOLIO MANAGER AT TEMPLETON INVESTMENT COUNSEL, INC. HE WAS INSTRUMENTAL IN FORMING TEMPLETON'S EMERGING MARKETS EQUITY FUND IN THE U.S. RALPH IS A TRUSTEE OF THE GE PENSION TRUST, AND GE'S EMPLOYEE SAVINGS PROGRAM, AND SERVES ON THE GE ASSET MANAGEMENT'S ASSET ALLOCATION COMMITTEE. HE IS A HOLDER OF A CHARTERED FINANCIAL ANALYST DESIGNATION, A CHARTER MEMBER OF THE INTERNATIONAL SOCIETY OF SECURITY ANALYSTS AND A MEMBER OF THE NEW YORK SOCIETY OF SECURITY ANALYSTS. RALPH IS A GRADUATE OF THE UNIVERSITY OF WISCONSIN WITH A B.S. IN ECONOMICS AND A M.S. IN FINANCE.

MICHAEL J. SOLECKI (PICTURED ON THE LEFT ON PAGE 34) CO-LEADS THE TEAM OF PORTFOLIO MANAGERS FOR THE GE GLOBAL EQUITY FUND. HE HAS SERVED THE FUND AS CO-PORTFOLIO MANAGER SINCE SEPTEMBER 1997. MIKE ALSO HAS SERVED AS PORTFOLIO MANAGER OF THE GE EUROPE EQUITY FUND SINCE THAT FUND'S COMMENCEMENT. MIKE HAS MORE THAN TEN YEARS OF INVESTMENT EXPERIENCE AND JOINED GE ASSET MANAGEMENT IN 1990. HE IS CURRENTLY A VICE PRESIDENT OF GE ASSET MANAGEMENT. MIKE IS A HOLDER OF A CHARTERED FINANCIAL ANALYST DESIGNATION AND A MEMBER OF THE NEW YORK SOCIETY OF SECURITY ANALYSTS. HE HOLDS A B.S. IN FINANCE FROM WESTERN NEW ENGLAND COLLEGE AND AN M.B.A. FROM FORDHAM UNIVERSITY.

Q. HOW DID THE GE GLOBAL EQUITY FUND PERFORM COMPARED TO ITS BENCHMARK FOR THE ONE-YEAR PERIOD ENDED SEPTEMBER 30, 2000?

A. The GE Global Equity Fund posted a return of 14.45% for the Class A Shares, 13.56% for the Class B Shares, 13.56% for the Class C Shares and 14.75% for the Class Y Shares for the one-year period ended September 30, 2000, while the MSCI World Index returned 8.15% for the same period.

Q. WHAT EVENTS HAD AN IMPACT ON THE FINANCIAL MARKETS DURING THE ONE-YEAR PERIOD ENDED SEPTEMBER 30, 2000 AND HOW DID THEY IMPACT THE FUND?

A. The twelve-month period was one of two parts, the first half when the markets were very strong, led by the technology, media and telecommunications ("TMT") sectors and the second half during which many stocks in these sectors lost most if not all of the gains they made earlier. Thus, for the twelve-month period, the MSCI World Index rose 8.13%, but this hides the fact that the Index rose 16.9% in the first three months but declined in the following three three-month periods. Despite good fundamentals in the non-TMT sectors, many stocks were ignored during the first six months of this period and they have only recently started to reflect their good underlying growth rates. It is interesting to note that the only sector that consistently performed during the twelve-month period was healthcare although the energy sector, boosted by strong crude oil prices, also performed well.

Q. HOW DID THE FUND PERFORM RELATIVE TO ITS BENCHMARK FOR THE ONE-YEAR PERIOD ENDED SEPTEMBER 30, 2000?

A. The Fund outperformed the MSCI World Index during the twelve-month period ended September 30, 2000. The Fund avoided a great deal of the TMT meltdown starting in the first quarter of 2000 which added value relative to the Index. The best performing sectors for the Fund were the information technology and telecommunications sectors. Continental Europe and the Emerging Markets were the best regions, particularly in the information technology and telecommunications sectors. The holdings that had the greatest impact on performance were Sonera Oyj (Finland), EMC Corp (US), Ericsson (Sweden), Vodafone (UK), Philips (Netherlands), Lagardere (France) and Nortel Networks (Canada) all of which are TMT companies.

Q.  WHAT CHANGES HAVE YOU MADE IN THE FUND RECENTLY BASED ON CURRENT MARKET
    EVENTS?

A. The main activity during the period was in the first quarter when many of the TMT stocks became very overvalued on our "price to cash earnings relative to growth" measure which defines our buy and sell discipline. Many of the TMT stocks became over-valued and their share prices rose to levels that we considered as unsustainable, given their expected future growth. Thus, we sold some of our largest holdings into this momentum driven market, including Nortel Networks (Canada), Comverse Technology (Israel), Nokia (Finland) and Telecom Italia Mobile (Italy). Stocks bought during the period included RAS, the Italian Insurance Company; Aventis, the French Life Sciences company; Nordic Baltic, the Swedish Banking group; BMW of Germany; Duke Energy, a U.S. utility; and Schlumberger, a U.S. energy company.

Q.  WHAT IS YOUR OUTLOOK FOR THE FUND?

A. At the current time, relationships between Israel and the Palestinians have deteriorated significantly which has caused further nervousness in the oil market. This has exacerbated the situation in the oil industry, where stocks in developed countries are low as we enter the Northern Hemisphere's winter period. This has come about because of a lack of investment over the last few years, when the price of a barrel of crude oil was at levels that made capital investment unprofitable. Inflation expectations are rising, leading to concerns that the U.S. Federal Reserve Board will, at best, keep rates at current levels, causing the U.S.- and hence global- growth to slow. The effect on overseas markets, especially those emerging markets that are dependent on U.S. growth, will be significant unless European growth, which is improving, can compensate for a slower U.S. growth outlook.

                                                           GE GLOBAL EQUITY FUND


--------------------------------------------------------------------------------
                            TOP TEN LARGEST HOLDINGS
                              AT SEPTEMBER 30, 2000
                              AS A % OF NET ASSETS
--------------------------------------------------------------------------------
  Citigroup Inc.                   2.33%
--------------------------------------------------------------------------------
  SPDR Trust                       2.13%
--------------------------------------------------------------------------------
  Merck & Co. Inc.                 2.00%
--------------------------------------------------------------------------------
  Duke Energy Corp.                1.72%
--------------------------------------------------------------------------------
  Pepsico Inc.                     1.55%
--------------------------------------------------------------------------------
  The Walt Disney Co.              1.54%
--------------------------------------------------------------------------------
  Fannie Mae                       1.52%
--------------------------------------------------------------------------------
  EMC Corp.                        1.48%
--------------------------------------------------------------------------------
  Schlumberger Ltd.                1.45%
--------------------------------------------------------------------------------
  SBC Communications Inc.          1.44%
--------------------------------------------------------------------------------


                               INVESTMENT PROFILE
                  A mutual fund designed for investors who seek
                    long-term growth of capital by investing
                   primarily in equity securities of companies
                                around the world.


                         * LIPPER PERFORMANCE COMPARISON
                             GLOBAL FUNDS PEER GROUP
       BASED ON AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED 9/30/00

                            One     Five
                           Year     Year
                          -------  -------
 Number of
 Funds in
 peer group:                 305     140

 Peer group
 average annual
 total return:            20.93%   14.81%
 Lipper categories
 in peer group:  GLOBAL, GLOBAL SMALL CAP

 *SEE NOTES TO PERFORMANCE FOR EXPLANATION OF PEER CATEGORIES




                           COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT

CLASS A SHARES+
[CLASS A SHARES LINE GRAPH OMITTED]
PLOT POINTS FOLLOWS:

         GE Global Equity Fund     GE Global Equity Fund w/load     MSCI World
2/22/93   10,000.00                      9,425.00                    10,000.00
          10,405.58                      9,805.76                    10,576.80
9/93      11,409.58                     10,751.88                    11,744.20
          12,615.25                     11,888.04                    12,006.81
9/94      13,038.67                     12,287.06                    12,631.91
          12,646.61                     11,917.60                    13,126.17
9/95      14,012.70                     13,204.94                    14,450.99
          14,798.50                     13,945.44                    15,754.10
9/96      15,615.16                     14,715.02                    16,426.49
          16,167.68                     15,235.68                    17,228.07
9/97      18,553.20                     17,483.68                    20,387.13
          20,128.56                     18,968.23                    22,733.25
9/98      16,539.00                     15,585.56                    20,414.83
          21,406.49                     20,172.53                    25,607.49
9/99      22,640.97                     21,335.85                    26,431.84
          28,553.08                     26,907.17                    31,206.53
9/00      25,912.28                     24,418.59                    28,586.36

                                 AVERAGE ANNUAL
                                  TOTAL RETURN

                         ONE      FIVE          SINCE
                         YEAR     YEAR       INCEPTION
                         ----     ------     ---------
GE Global Equity         14.45%   13.08%     13.33%
GE Global Equity w/load   7.86%   11.75%     12.45%
(maximum load-5.75%)

MSCI World                8.15%   14.62%     14.80%


CLASS B SHARES
[CLASS B SHARES LINE GRAPH OMITTED]
PLOT POINTS FOLLOWS:

         GE Global Equity Fund     GE Global Equity Fund w/load     MSCI World
12/22/93  10,000.00                       10,000.00                 10,000.00
          10,257.78                       10,257.78                 10,061.15
9/94      10,569.61                       10,569.61                 10,584.95
          10,206.22                       10,206.22                 10,999.12
9/95      11,269.36                       11,269.36                 12,109.26
          11,860.62                       11,860.62                 13,201.20
9/96      12,464.76                       12,464.76                 13,764.63
          12,854.81                       12,854.81                 14,436.32
9/97      14,698.12                       14,698.12                 17,083.46
          15,895.50                       15,895.50                 19,049.40
9/98      13,017.00                       13,017.00                 17,106.68
          16,789.26                       16,789.26                 21,457.88
9/99      17,683.36                       17,683.36                 22,148.64
          23,222.24                       23,222.24                 26,149.61
9/00      21,074.47                       21,074.47                 23,954.03


                                 AVERAGE ANNUAL
                                  TOTAL RETURN

                        ONE       FIVE       SINCE
                        YEAR      YEAR     INCEPTION
                        ------    ----     ---------
GE Global Equity        13.56%    12.25%   11.63%
GE Global Equity w/load  9.56%    12.25%   11.63%
(maximum load)           4.00%     0.00%    0.00%

MSCI World               8.15%    14.62%   13.76%



CLASS C SHARES
[CLASS C SHARES LINE GRAPH OMITTED]
PLOT POINTS FOLLOWS:

         GE Global Equity Fund   GE Global Equity Fund w/load   MSCI World
9/30/99   10,000.00                   10,000.00                10,000.00
10/99     11,308.99                   11,308.99                10,518.40
11/99     10,822.63                   10,822.63                10,812.92
12/99     12,106.23                   12,106.23                11,686.82
1/00      11,610.75                   11,610.75                11,015.99
2/00      11,979.07                   11,979.07                11,044.41
3/00      12,562.24                   12,462.24                11,806.42
4/00      12,058.00                   11,958.00                11,305.82
5/00      11,922.07                   11,822.07                11,018.20
6/00      12,364.93                   12,264.93                11,387.31
7/00      11,961.53                   11,861.53                11,065.40
8/00      12,123.77                   12,023.77                11,424.02
9/00      11,356.44                   11,256.44                10,815.12




                                 AVERAGE ANNUAL
                                  TOTAL RETURN

                          ONE        SINCE
                          YEAR     INCEPTION
                          -----    ---------
GE Global Equity          13.56%    13.56%
GE Global Equity w/load   12.56%    12.56%
(maximum load)             1.00%     1.00%

MSCI World                 8.15%     8.15%



CLASS Y SHARES
[CLASS Y SHARES LINE GRAPH OMITTED]
PLOT POINTS FOLLOWS:


     GE Global Equity Fund  MSCI World
11/29/93  10,000.00         10,000.00
          10,861.41         10,551.02
9/94      11,242.92         11,100.33
          10,919.95         11,534.67
9/95      12,115.44         12,698.86
          12,810.58         13,843.96
9/96      13,534.42         14,434.83
          14,027.20         15,139.22
9/97      16,124.78         17,915.25
          17,523.65         19,976.92
9/98      14,417.00         17,939.60
          18,684.44         22,502.66
9/99      19,779.03         23,227.06
          24,971.45         27,422.83
09/00     22,696.02         25,120.35

                                 AVERAGE ANNUAL
                                  TOTAL RETURN

                     ONE    FIVE      SINCE
                    YEAR    YEAR    INCEPTION
                   ------   -----   ---------
GE Global Equity    14.75%  13.38%  12.73%

MSCI World           8.15%  14.62%  14.41%





  SEE NOTES TO PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

                                                           GE GLOBAL EQUITY FUND

                                      SCHEDULE OF INVESTMENTS SEPTEMBER 30, 2000
GE GLOBAL EQUITY FUND
[PIE CHART OMITTED]
PLOT POINTS FOLLOWS:

UNITED STATES             42.9%
EUROPE                    31.4%
JAPAN                      7.9%
PACIFIC RIM                5.0%
OTHER REGIONS              5.0%
CASH & OTHER               5.0%
OTHER INVESTMENT COMPANIES 2.8%





                                       NUMBER
                                    OF SHARES          VALUE
--------------------------------------------------------------------------------
COMMON STOCK -- 91.4%
--------------------------------------------------------------------------------
AUSTRALIA -- 1.1%

Brambles Industries Ltd. ...........  27,542    $   720,067
Cable & Wireless Optus Ltd. ........  80,490        174,683(a)
                                                    894,750

BRAZIL -- 1.2%

Embraer - Empresa Brasileira de
   Aeronautica S.A. ADR ............   8,039        249,209(a)
Petroleo Brasileiro S.A. -
   Petrobras ADR ...................  12,264        368,686(a)
Telecomunicacoes Brasileiras
   S.A. ADR ........................   1,372        108,560
Uniao de Bancos Brasileiros
   S.A. GDR ........................   8,120        267,960
                                                    994,415

CANADA -- 0.9%

ATI Technologies Inc. ..............  27,976        227,364(a)
Celestica Inc. .....................   7,510        520,067(a)
CGI Group Inc. (Class A) ...........   5,965         46,302(a)
                                                    793,733

DENMARK -- 0.1%

GN Store Nord A/S ..................     410         58,254

FINLAND -- 1.0%

Sampo Insurance Co. Ltd.
   (Series A) ......................  12,500        611,997
Stora Enso Oyj .....................  24,760        207,657
Tietoenator Oyj ....................   1,102         31,164
                                                    850,818


                                       NUMBER
                                    OF SHARES          VALUE
--------------------------------------------------------------------------------

FRANCE -- 7.2%

Alcatel ............................   4,227   $    270,832
Alstom .............................  34,108        788,238
Aventis S.A. .......................   9,901        743,751
AXA-UAP ............................   7,097        928,252
Banque Nationale de Paris ..........   5,996        529,366
Coflexip S.A. ADR ..................   2,480        154,380
Lagardere S.C.A. ...................  11,085        672,520
Lyonnaise Des Eaux S.A. ............   2,011        312,258
Publicis Groupe ....................   3,102         94,867
Rhodia S.A. ........................   7,046         76,653
Schneider S.A. .....................   2,609        164,627
Total S.A. (Class B) ...............   5,821        852,926
Vivendi S.A. .......................   5,779        430,025
                                                  6,018,695

GERMANY -- 3.8%

Bayer AG ...........................   7,144        266,114
Bayerische Hypo- und
   Vereinsbank AG ..................   3,205        177,763
Bayerische Motoren Werke
   (BMW) AG ........................  12,537        429,334
Deutsche Bank AG ...................   6,139        508,354
Dresdner Bank AG ...................  14,356        631,565
Fresenius Medical Care AG ..........   4,934        446,943
Muenchener Rueckversicherungs-
   Gesellschaft AG (Regd.) .........   1,702        508,400
Veba AG ............................   4,589        236,437
                                                  3,204,910

GREECE -- 0.3%

Hellenic Telecommunication
   Organization S.A. ADR ...........  10,384         96,052
Hellenic Telecommunication
   Organization S.A. GDR ...........   9,550        182,999
                                                    279,051

HONG KONG -- 1.2%

Cheung Kong (Holdings) Ltd. ........  26,918        324,542
Giordano International Ltd. ........ 332,000        192,689
Hutchison Whampoa Ltd. .............   3,300         43,808
Johnson Electric Holdings Ltd. ..... 212,000        455,461
                                                  1,016,500

IRELAND -- 0.7%

Bank of Ireland ....................  26,806        214,397
CRH PLC ............................  24,408        387,623
                                                    602,020

ISRAEL -- 1.4%

ECI Telecommunications Ltd. ........  20,732        634,917
Teva Pharmaceutical Industries
   Ltd. ADR ........................   7,050        515,972
                                                  1,150,889



---------
See Notes to Schedules of Investments and Financial Statements.

                                                           GE GLOBAL EQUITY FUND

                                      SCHEDULE OF INVESTMENTS SEPTEMBER 30, 2000



                                       NUMBER
                                    OF SHARES          VALUE
--------------------------------------------------------------------------------
ITALY -- 1.6%

Banca Intesa S.p.A. ................ 119,048   $    459,762
Riunione Adriatica di
   Sicurta S.p.A ...................  36,344        478,573
Saipem .............................  49,088        273,303
Telecom Italia S.p.A ...............  15,043        160,063
                                                  1,371,701

JAPAN -- 7.9%

Asahi Bank Ltd. ....................  15,024         61,994
Canon Inc. .........................  24,000      1,065,974
Fujitsu Ltd. .......................  37,000        861,143
ITOCHU Corp. .......................  46,271        214,955(a)
Kao Corp. ..........................  18,144        496,312
Minebea Co. Ltd. ...................  61,000        715,518
Mizuho Holdings Inc. ...............      21        173,304(a)
Murata Manufacturing Co. Ltd. ......   4,000        552,645
Nippon Telegraph and
   Telephone Corp. (NTT) ...........      36        353,841
Shin-Etsu Chemical Co. .............  12,000        506,282
Sony Corp. .........................   6,900        701,229
The Tokyo Electric Power Co. Inc. ..  10,300        243,067
Toshiba Corp. ......................  82,000        662,265
                                                  6,608,529

MEXICO -- 1.5%

Desc S.A. de C.V. (Series B) .......  73,986         41,530
Desc S.A. de C.V. ADR ..............   7,636         78,746
Grupo Carso S.A. de C.V. ADR .......  15,454         92,879(a)
Grupo Financiero Banamex
   Accival S.A. de C.V. (Class B) ..  97,766        448,344(a)
Grupo Televisa S.A. GDR ............   4,523        260,921(a)
Telefonos de Mexico S.A.
   de C.V. ADR .....................   5,544        294,871
                                                  1,217,291

NETHERLANDS -- 4.2%

ASM Lithography Holding N.V. .......  12,341        410,079(a)
European Aeronautic Defence &
   Space Co. .......................  14,740        258,575(a)
Getronics N.V. .....................  10,021        100,782
IHC Caland N.V. ....................   7,218        363,598
ING Groep N.V. .....................  17,231      1,149,401
Ispat International N.V. (Regd.)
   (Class A) .......................  13,558         67,790
Koninklijke (Royal) Philips
   Electronics N.V. ................  20,201        870,673
Koninklijke Ahold N.V. .............   9,111        258,706
                                                  3,479,604

POLAND -- 0.1%

Telekomunikacja Polska S.A. GDR
   (Series A) ......................  24,599        124,225(b)

PORTUGAL -- 0.1%

Banco Comercial Portugues
   (Regd.) .........................  16,757         88,114



                                       NUMBER
                                    OF SHARES          VALUE
--------------------------------------------------------------------------------
SINGAPORE -- 0.3%

Datacraft Asia Ltd. ................  30,160   $    250,328

SOUTH KOREA -- 1.3%

Kookmin Bank .......................   3,482         41,528
Korea Electric Power (KEPCO)
   Corp. ...........................   4,770        124,474
Korea Telecom Corp. ADR ............   5,680        190,990
Korea Telecom Corp. ................   1,912        114,533
Pohang Iron &
   Steel Co. Ltd. ..................   2,680        199,471
Pohang Iron &
   Steel Co. Ltd. ADR ..............   1,283         23,896
Samsung Electronics ................   2,160        391,266
                                                  1,086,158

SPAIN -- 1.4%

Acciona S.A. .......................   1,956         64,754
Repsol S.A. ........................   9,942        183,193
Telefonica S.A. ....................  42,476        842,732(a)
Telefonica S.A. ADR ................     792         47,074(a)
                                                  1,137,753

SWEDEN -- 1.0%

Investor AB (Series B) .............   5,717         81,161
Invik & Co. AB .....................   1,232        114,551
Kinnevik AB (Series B) .............   2,394         54,528
NetCom AB (Series B) ...............   1,325         68,076(a)
Nordic Baltic Holding AB FDR .......  36,817        260,947
Svenska Handelsbanken AB
   (Series A) ......................   4,973         80,168
Telefonaktiebolaget LM
   Ericsson AB (Series B) ..........   9,141        139,278
                                                    798,709

SWITZERLAND -- 0.5%

ABB Ltd. ...........................     524         51,014
Credit Suisse AG ...................   1,833        343,093
                                                    394,107

TAIWAN -- 1.1%

Taiwan Semiconductor
   Manufacturing Co. Ltd. .......... 274,000        909,805(a)

UNITED KINGDOM -- 8.6%

BAE Systems PLC .................... 210,076      1,133,988
Bank of Scotland ...................  20,189        177,652
Billiton PLC .......................  32,849        117,443
BP Amoco PLC ADR ...................  19,975      1,058,675
CGNU PLC ...........................  61,405        871,794
Corus Group PLC ....................  85,600         64,880
Dimension Data Holdings PLC ........   5,344         49,553(a)
Granada Compass PLC ................  27,919        261,362(a)
Invensys PLC ....................... 357,470        781,099
Nycomed Amersham PLC ...............  55,808        547,616
Prudential PLC .....................  14,021        191,390



---------
See Notes to Schedules of Investments and Financial Statements.

                                                           GE GLOBAL EQUITY FUND

                                      SCHEDULE OF INVESTMENTS SEPTEMBER 30, 2000




                                       NUMBER
                                    OF SHARES          VALUE
--------------------------------------------------------------------------------
Railtrack Group PLC ................   9,650   $    158,270
Reed International PLC .............  33,594        266,793
Royal & Sun Alliance Insurance
   Group PLC .......................  84,592        565,466
Vodafone AirTouch PLC .............. 235,759        880,377
                                                  7,126,358

UNITED STATES -- 42.9%

American Express Co. ...............  16,543      1,004,987
Analog Devices Inc. ................  10,268        847,752(a)
Cisco Systems Inc. .................  18,538      1,024,225(a)
Citigroup Inc. .....................  35,902      1,940,952
Colgate-Palmolive Co. ..............  19,821        935,551
Comcast Corp. (Class A) ............  23,609        966,493(a)
Dell Computer Corp. ................  16,169        498,207(a)
Dover Corp. ........................  23,608      1,108,101
Duke Energy Corp. ..................  16,666      1,429,110
El Paso Energy Corp. ...............  13,054        804,453
Eli Lilly & Co. ....................  12,789      1,037,508
EMC Corp. ..........................  12,473      1,236,386(a)
Emerson Electric Co. ...............  17,287      1,158,229
Fannie Mae .........................  17,667      1,263,191
First Data Corp. ...................  23,347        911,992
Home Depot Inc. ....................  20,330      1,078,761
Intel Corp. ........................  27,620      1,147,956
Interpublic Group Cos. Inc. ........  28,070        956,134
McDonald's Corp. ...................  30,310        914,983
Merck & Co. Inc. ...................  22,418      1,668,740
Microsoft Corp. ....................   2,222        134,014(a)
Morgan Stanley, Dean
   Witter & Co. ....................  12,517      1,144,523
Pepsico Inc. .......................  28,067      1,291,082
Pfizer Inc. ........................  23,790      1,069,063
SBC Communications Inc. ............  24,058      1,202,900
Schering Plough Corp. ..............  18,383        854,810
Schlumberger Ltd. ..................  14,681      1,208,430
SPDR Trust .........................  12,376      1,777,503
Texas Instruments Inc. .............  12,877        607,633
Textron Inc. .......................  21,657        998,929
The Quaker Oats Co. ................  11,466        907,247
The Walt Disney Co. ................  33,467      1,280,113
Wal-Mart Stores Inc. ...............  14,960        719,950
Zebra Technologies Corp.
   (Class A) .......................  12,275        589,967(a)
                                                 35,719,875
TOTAL COMMON STOCK
   (COST $69,748,517) ..............             76,176,592

--------------------------------------------------------------------------------
PREFERRED STOCK -- 0.8%
--------------------------------------------------------------------------------

GERMANY -- 0.8%

Fresenius Medical Care AG ..........   3,605        178,411
Henkel KGaA ........................   7,837        473,112

TOTAL PREFERRED STOCK
   (COST $614,894) .................                651,523



                                       NUMBER
                                    OF SHARES          VALUE
--------------------------------------------------------------------------------
WARRANTS -- 0.0%
--------------------------------------------------------------------------------
Muenchener Rueckversicherungs-
   Gesellschaft AG (Regd.),
   06/03/02 ........................      46   $      3,496(a)
Publicis SA-CVG, 03/07/02 ..........   3,102          5,976(a)

TOTAL WARRANTS
   (COST $0) .......................                  9,472

--------------------------------------------------------------------------------
OTHER INVESTMENT COMPANIES -- 2.8%
--------------------------------------------------------------------------------
iShares EMU Index Fund .............  12,181        878,555
iShares MSCI France ................  12,928        319,968
iShares MSCI Germany ...............  10,811        208,787
iShares MSCI Japan .................  34,915        462,624
iShares MSCI United Kingdom ........  25,308        452,380

TOTAL OTHER INVESTMENT COMPANIES
   (COST $2,339,996) ...............              2,322,314

TOTAL INVESTMENTS IN SECURITIES
   (COST $72,703,407) ..............             79,159,901

--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 4.8%
--------------------------------------------------------------------------------

GEI Short-Term Investment Fund
   (COST $4,005,275) ..............4,005,275      4,005,275

OTHER ASSETS AND LIABILITIES,
   NET 0.2% .......................                 139,686
                                                -----------

NET ASSETS-- 100% .................             $83,304,862
                                                ===========

--------------------------------------------------------------------------------
OTHER INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------
The GE Global Equity Fund invested in the following sectors at September 30,
2000:

                                               PERCENT (BASED
SECTOR                                      ON TOTAL NET ASSETS)
--------------------------------------------------------------------------------
Finance                                               18.83%
Consumer Goods                                        16.28%
Information Technology                                15.86%
Industrials                                           14.75%
Health Care                                            8.48%
Cash and Other                                         7.76%
Telecommunication Services                             5.88%
Energy                                                 4.92%
Utilities                                              4.30%
Materials                                              2.94%
                                                    ---------
                                                     100.00%
                                                    =========



---------
See Notes to Schedules of Investments and Financial Statements.

                                                    GE INTERNATIONAL EQUITY FUND


Q&A

RALPH R. LAYMAN (PLEASE REFER TO PAGE 29 FOR RALPH'S BIOGRAPHICAL DETAILS) LEADS A TEAM OF PORTFOLIO MANAGERS FOR THE GE INTERNATIONAL EQUITY FUND.

Q. HOW DID THE GE INTERNATIONAL EQUITY FUND PERFORM COMPARED TO ITS BENCHMARK FOR THE ONE-YEAR PERIOD ENDED SEPTEMBER 30, 2000?

A. The GE International Equity Fund posted a return of 10.50% for the Class A Shares, 9.68% for the Class B Shares, 9.68% for the Class C Shares and 10.77% for the Class Y Shares for the one-year period ended September 30, 2000, while the MSCI EAFE Index returned 3.18% for the same period.

Q. WHAT EVENTS HAD AN IMPACT ON THE FINANCIAL MARKETS DURING THE ONE-YEAR PERIOD ENDED SEPTEMBER 30, 2000 AND HOW DID THEY IMPACT THE FUND?

A. The twelve-month period was one of two parts, the first half when the markets were very strong, led by the technology, media and telecommunications ("TMT") sectors and the second half during which many stocks in these sectors lost most if not all of the gains they made earlier. Thus, for the twelve-month period, the MSCI EAFE Index rose just 3.18%, but this hides the fact that the index rose 17% in the first three months but declined in the following three three-month periods.

    Despite good fundamentals in the non-TMT sectors, many stocks were ignored during the first six months of this period and they have only recently started to reflect their good underlying growth rates. It is interesting to note that the only sector that consistently performed during the twelve-month period was Healthcare although the energy sector, boosted be a strong crude oil price, also preformed well.

Q. HOW DID THE FUND PERFORM RELATIVE TO ITS BENCHMARK FOR THE ONE-YEAR PERIOD ENDED SEPTEMBER 30, 2000?

A. The Fund outperformed the MSCI EAFE Index during the twelve-month period ending September 30, 2000. With the exception of the United Kingdom, where a small number of large holdings underperformed, market and stock attribution was positive across all regions with that for Continental Europe being particularly strong. In addition, the contribution from the Emerging Markets stocks and the Canadian holdings was particularly noteworthy. The holdings that had the greatest impact on performance were Ericsson (Sweden), Vodafone
    (UK), Philips (Netherlands), Lagardere (France) and Nortel Networks (Canada) all of which are TMT companies.

Q.  WHAT CHANGES HAVE YOU MADE IN THE FUND RECENTLY BASED ON CURRENT MARKET
    EVENTS?

A. The main activity during the period was in the first quarter when many of the TMT stocks became very overvalued on our "price to cash earnings relative to growth" measure which defines our buy and sell discipline. Many of the TMT stocks became over valued and their share prices rose to levels that we considered as unsustainable given their expected future growth. Thus, we sold some of our largest holdings into this momentum driven market, including Nortel Networks (Canada), Comverse Technology (Israel), Nokia (Finland) and Telecom Italia Mobile (Italy). Stocks bought during the period included RAS, the Italian Insurance Company; Aventis, the French Life Sciences company; Nordic Baltic, the Swedish Banking group; and BMW of Germany.

Q.  WHAT IS YOUR OUTLOOK FOR THE FUND?

A. At the current time, relationships between Israel and the Palestinians have deteriorated significantly which has caused further nervousness in the oil market. This has exacerbated the situation in the oil industry, where stocks in developed countries are low as we enter the Northern Hemisphere's winter period. This has come about because of a lack of investment over the last few years, when the price of a barrel of crude oil was at levels that made capital investment unprofitable. Inflation expectations are rising, leading to concerns that the U.S. Federal Reserve Board will, at best, keep rates at current levels, causing the U.S.- and hence global- growth to slow. The effect on overseas markets, especially those emerging markets that are dependent on U.S. growth, will be significant unless European growth, which is improving, can compensate for a slower U.S. growth outlook.



  [PHOTO OMITTED]
 (PICTURED LEFT TO RIGHT: M. SOLECKI, J. STUDER,  R. LAYMAN,  B. HOPKINSON)

                                                    GE INTERNATIONAL EQUITY FUND


--------------------------------------------------------------------------------
                            TOP TEN LARGEST HOLDINGS
                              AT SEPTEMBER 30, 2000
                              AS A % OF NET ASSETS
--------------------------------------------------------------------------------
  ING Groep N.V.                   2.55%
--------------------------------------------------------------------------------
  BAE Systems PLC                  2.54%
--------------------------------------------------------------------------------
  Canon Inc.                       2.31%
--------------------------------------------------------------------------------
  AXA-UAP                          2.10%
--------------------------------------------------------------------------------
  Vodafone AirTouch PLC            2.05%
--------------------------------------------------------------------------------
  CGNU PLC                         2.03%
--------------------------------------------------------------------------------
  Taiwan Semiconductor
     Manufacturing Co. Ltd.        2.03%
--------------------------------------------------------------------------------
  Total S.A. (Class B)             2.00%
--------------------------------------------------------------------------------
  Telefonica S.A.                  1.97%
--------------------------------------------------------------------------------
  Fujitsu Ltd.                     1.96%
--------------------------------------------------------------------------------


                               INVESTMENT PROFILE
                           A mutual fund designed for
                          investors who seek long-term
                         growth of capital by investing
                          primarily in foreign equity
                                  securities.


                         * LIPPER PERFORMANCE COMPARISON
                      INTERNATIONAL FUNDS PEER GROUP BASED
                       ON AVERAGE ANNUAL TOTAL RETURNS FOR
                            THE PERIOD ENDED 9/30/00

                         One      Five
                        Year      Year
                      --------  --------

  Number of
  Funds in
  peer group:            730       302

  Peer group
  average annual
  total return:       12.81%    10.79%

  Lipper categories
  in peer group:  INTERNATIONAL, CANADIAN,
  INTERNATIONAL SMALL CAP

   *SEE NOTES TO PERFORMANCE FOR EXPLANATION OF PEER CATEGORIES




                           COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT

CLASS A SHARES+
[CLASS A SHARES LINE GRAPH OMITTED]
PLOT POINTS FOLLOWS:

         GE Int'l Equity Fund      GE Int'l Equity Fund w/load        MSCI EAFE
3/2/94   10,000.00                  9,425.00                          10,000.00
          9,760.00                  9,195.98                           9,569.30
9/94     10,126.66                  9,541.46                          10,067.77
          9,703.64                  9,142.89                          10,150.72
9/95     10,649.18                 10,033.80                          10,650.87
         11,379.76                 10,722.16                          11,402.42
9/96     11,877.76                 11,191.38                          11,568.08
         12,543.60                 11,818.75                          11,568.04
9/97     14,109.82                 13,294.46                          12,976.21
         15,473.21                 14,579.07                          13,719.51
9/98     12,882.00                 12,137.17                          11,894.60
         15,519.80                 14,622.93                          14,551.79
9/99     16,163.52                 15,229.45                          15,576.45
         20,375.65                 19,198.16                          18,203.72
9/00     17,861.17                 16,828.99                          16,072.43



                                 AVERAGE ANNUAL
                                  TOTAL RETURN

                               ONE      FIVE      SINCE
                               YEAR     YEAR    INCEPTION
                               -----    -----   ---------
GE International Equity        10.50%   10.90%   9.21%
GE International Equity w/load  4.14%    9.59%   8.23%
(maximum load-5.75%)
MSCI EAFE                       3.18%    8.57%   7.47%


CLASS B SHARES

[CLASS B SHARES LINE GRAPH OMITTED]

PLOT POINTS FOLLOWS:
         GE Int'l Equity Fund      GE Int'l Equity Fund w/load        MSCI EAFE
3/2/94   10,000.00                 10,000.00                          10,000.00
          9,753.33                  9,753.33                           9,569.30
9/94     10,086.65                 10,086.65                          10,067.77
          9,629.36                  9,629.36                          10,150.72
9/95     10,523.58                 10,523.58                          10,650.87
         11,210.92                 11,210.92                          11,402.42
9/96     11,658.03                 11,658.03                          11,568.08
         12,257.71                 12,257.71                          11,568.04
9/97     13,740.18                 13,740.18                          12,976.21
         15,011.34                 15,011.34                          13,719.51
9/98     12,450.00                 12,450.00                          11,894.60
         14,946.19                 14,946.19                          14,551.79
9/99     15,508.21                 15,508.21                          15,576.45
         19,472.12                 19,472.12                          18,203.72
9/00     17,009.17                 17,009.17                          16,072.43



                                 AVERAGE ANNUAL
                                  TOTAL RETURN

                                ONE      FIVE         SINCE
                                YEAR     YEAR       INCEPTION
                                ----    -----       ---------
GE International Equity         9.68%   10.08%      8.40%
GE International Equity w/load  5.68%   10.08%      8.40%
(maximum load)                  4.00%    0.00%      0.00%
MSCI EAFE                       3.18%    8.57%      7.47%



CLASS C SHARES
[CLASS C SHARES LINE GRAPH OMITTED]
PLOT POINTS FOLLOWS:

         GE Int'l Equity Fund      GE Int'l Equity Fund w/load        MSCI EAFE
9/30/99  10,000.00                 10,000.00                          10,000.00
10/99    10,266.14                 10,266.14                          10,374.60
11/99    10,747.45                 10,747.45                          10,735.01
12/99    12,131.76                 12,131.76                          11,698.48
1/00     11,594.43                 11,594.43                          10,955.63
2/00     12,221.32                 12,221.32                          11,250.55
3/00     12,561.63                 12,461.63                          11,686.70
4/00     11,839.21                 11,739.21                          11,071.75
5/00     11,749.66                 11,649.66                          10,801.37
6/00     12,364.60                 12,264.60                          11,223.71
7/00     11,922.80                 11,822.80                          10,753.10
8/00     11,857.12                 11,757.12                          10,846.65
9/00     10,967.54                 10,867.54                          10,318.42



                                 AVERAGE ANNUAL
                                  TOTAL RETURN

                                 ONE       SINCE
                                 YEAR    INCEPTION
                                 ----    ---------
GE International Equity          9.68%   9.68%
GE International Equity w/load   8.68%   8.68%
(maximum load)                   1.00%   1.00%
MSCI EAFE                        3.18%   3.18%


CLASS Y SHARES
[CLASS Y SHARES LINE GRAPH OMITTED]
PLOT POINTS FOLLOWS:

         GE Int'l Equity Fund      MSCI EAFE
3/2/94   10,000.00                 10,000.00
          9,760.00                  9,569.30
9/94     10,146.67                 10,067.77
          9,733.29                 10,150.72
9/95     10,699.89                 10,650.87
         11,461.43                 11,402.42
9/96     11,980.87                 11,568.08
         12,669.13                 11,568.04
9/97     14,276.37                 12,976.21
         15,697.18                 13,719.51
9/98     13,085.00                 11,894.60
         15,781.79                 14,551.79
9/99     16,450.89                 15,576.45
         20,766.23                 18,203.72
9/00     18,223.23                 16,072.43


                                 AVERAGE ANNUAL
                                  TOTAL RETURN

                          ONE       FIVE       SINCE
                          YEAR      YEAR     INCEPTION
                          -----     -----    ---------
GE International Equity   10.77%    11.24%     9.55%
MSCI EAFE                  3.18%     8.57%     7.47%



  SEE NOTES TO PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

                                                    GE INTERNATIONAL EQUITY FUND

                                      SCHEDULE OF INVESTMENTS SEPTEMBER 30, 2000
GE INTERNATIONAL EQUITY FUND
[PIE CHART OMITTED]

PLOT POINTS FOLLOWS:

EUROPE                     53.4%
JAPAN                      14.3%
OTHER INVESTMENT COMPANIES  9.4%
OTHER REGIONS               9.4%
PACIFIC RIM                 8.5%
CASH & OTHER                5.0%



                                       NUMBER
                                    OF SHARES          VALUE
--------------------------------------------------------------------------------
COMMON STOCK -- 84.3%
--------------------------------------------------------------------------------
AUSTRALIA -- 2.1%

Brambles Industries Ltd. ..........   49,849  $   1,303,268
Cable & Wireless Optus Ltd. .......  155,512        337,500(a)
                                                  1,640,768

BRAZIL -- 2.2%

Embraer - Empresa Brasileira de
   Aeronautica S.A. ADR ...........   12,663        392,553(a)
Petroleo Brasileiro S.A. -
   Petrobras ADR ..................   22,488        676,046(a)
Telecomunicacoes
   Brasileiras S.A. ADR ...........    2,074        164,105
Uniao de Bancos
   Brasileiros S.A. GDR ...........   15,127        499,191
                                                  1,731,895

CANADA -- 2.1%

ATI Technologies Inc. .............   42,518        345,549(a)
Celestica Inc. ....................   13,252        917,701(a)
CGI Group Inc. (Class A) ..........   56,725        440,312(a)
                                                  1,703,562

DENMARK -- 0.1%

GN Store Nord A/S .................      659         93,632

FINLAND -- 1.7%

Sampo Insurance Co. Ltd.
   (Series A) .....................   21,411      1,048,277
Stora Enso Oyj ....................   38,024        318,899
                                                  1,367,176

FRANCE -- 12.8%

Alcatel ...........................    6,863        439,725
Alstom ............................   58,210      1,345,236



                                       NUMBER
                                    OF SHARES          VALUE
--------------------------------------------------------------------------------
Aventis S.A. ......................   18,798  $   1,412,082
AXA-UAP ...........................   12,932      1,691,441
Banque Nationale de Paris .........   11,475      1,013,089
Coflexip S.A. ADR .................    3,644        226,839
Lagardere S.C.A. ..................   12,280        745,021
Lyonnaise Des Eaux S.A. ...........    3,967        615,975
Publicis Groupe ...................    4,701        143,751
Schneider S.A. ....................    5,327        336,132
Total S.A. (Class B) ..............   10,981      1,608,999
Vivendi S.A. ......................   10,152        755,428
                                                 10,333,718

GERMANY -- 7.0%

Bayer AG ..........................   10,446        389,114
Bayerische Hypo- und
   Vereinsbank AG .................    6,633        367,894
Bayerische Motoren Werke
   (BMW) AG .......................   22,971        786,649
Deutsche Bank AG ..................   10,590        876,930
Dresdner Bank AG ..................   26,357      1,159,525
Fresenius Medical Care AG .........    8,150        738,262
Muenchener Rueckversicherungs-
   Gesellschaft AG (Regd.) ........    3,267        975,877
Veba AG ...........................    7,062        363,853
                                                  5,658,104

GREECE -- 0.2%

Hellenic Telecommunication
   Organization S.A. ADR ..........   20,003        185,028

HONG KONG -- 2.3%

Cheung Kong (Holdings) Ltd. .......   49,277        594,118
Giordano International Ltd. .......  620,000        359,841
Hutchison Whampoa Ltd. ............    6,600         87,616
Johnson Electric Holdings Ltd. ....  377,600        811,236
                                                  1,852,811

IRELAND -- 1.6%

Bank of Ireland ...................   69,864        558,766
CRH PLC ...........................   47,357        752,075
                                                  1,310,841

ISRAEL -- 2.6%

ECI Telecommunications Ltd. .......   39,264      1,202,460
Teva Pharmaceutical Industries
   Ltd. ADR .......................   11,836        866,247
                                                  2,068,707

ITALY -- 2.9%

Banca Intesa S.p.A. ...............  219,752        848,679
Riunione Adriatica di
   Sicurta S.p.A ..................   60,918        802,160
Saipem ............................   97,612        543,467
Telecom Italia S.p.A ..............   15,380        163,649
                                                  2,357,955


---------
See Notes to Schedules of Investments and Financial Statements.

                                                    GE INTERNATIONAL EQUITY FUND

                                      SCHEDULE OF INVESTMENTS SEPTEMBER 30, 2000



                                       NUMBER
                                    OF SHARES          VALUE
--------------------------------------------------------------------------------
JAPAN -- 14.3%

Asahi Bank Ltd. ...................   22,024 $       90,877
Canon Inc. ........................   42,000      1,865,455
Fujitsu Ltd. ......................   68,000      1,582,642
ITOCHU Corp. ......................   90,226        419,150(a)
Kao Corp. .........................   29,737        813,428
Minebea Co. Ltd. ..................  103,000      1,208,169
Mizuho Holdings Inc. ..............       44        363,114(a)
Murata Manufacturing Co. Ltd. .....    4,000        552,645
Nippon Telegraph and Telephone
   Corp. (NTT) ....................       68        668,367
Shin-Etsu Chemical Co. ............   21,000        885,994
Sony Corp. ........................   12,600      1,280,504
The Tokyo Electric Power Co. Inc. .   19,200        453,095
Toshiba Corp. .....................  163,000      1,316,454
                                                 11,499,894

MEXICO -- 2.5%

Desc S.A. de C.V. (Series B) ......   75,199         42,211
Desc S.A. de C.V. ADR .............   15,224        156,998
Grupo Financiero Banamex
   Accival S.A. de C.V. (Class B) .  174,208        798,899(a)
Grupo Televisa S.A. GDR ...........    9,031        520,976(a)
Telefonos de Mexico S.A.
   de C.V. ADR ....................    9,292        494,218
                                                  2,013,302

NETHERLANDS -- 7.5%

ASM Lithography Holding N.V. ......   22,064        733,164(a)
European Aeronautic Defence &
   Space Co. ......................   18,931        332,096(a)
Getronics N.V. ....................   19,298        194,081
IHC Caland N.V. ...................   13,102        659,997
ING Groep N.V. ....................   30,881      2,059,931
Ispat International N.V. (Regd.)
   (Class A) ......................   18,579         92,895
Koninklijke (Royal) Philips
   Electronics N.V. ...............   35,456      1,528,171
Koninklijke Ahold N.V. ............   16,411        465,988
                                                  6,066,323

POLAND -- 0.2%

Telekomunikacja Polska
   S.A. GDR (Series A) ............   37,171        187,713(b)

PORTUGAL -- 0.2%

Banco Comercial Portugues
   (Regd.) ........................   33,224        174,702

SINGAPORE -- 0.6%

Datacraft Asia Ltd. ...............   52,280        433,924

SOUTH KOREA -- 1.5%

Korea Electric Power
   (KEPCO) Corp. ..................    7,140        186,319
Korea Telecom Corp. ADR ...........    2,393         80,465




                                       NUMBER
                                    OF SHARES          VALUE
--------------------------------------------------------------------------------
Pohang Iron &
   Steel Co. Ltd. .................    2,300  $     171,188
Pohang Iron &
   Steel Co. Ltd. ADR .............      831         15,477
Samsung Electronics ...............    3,960        717,320
                                                  1,170,769

SPAIN -- 2.5%

Acciona S.A. ......................    3,361        111,267
Repsol S.A. .......................   14,914        274,808
Telefonica S.A. ...................   79,919      1,585,608(a)
Telefonica S.A. ADR ...............    1,084         64,430(a)
                                                  2,036,113

SWEDEN -- 1.6%

Investor AB (Series B) ............    8,912        126,520
Invik & Co. AB ....................    1,729        160,762
NetCom AB (Series B) ..............    2,763        141,958(a)
Nordic Baltic Holding AB FDR ......   74,153        525,572
Svenska Handelsbanken AB
   (Series A) .....................    7,768        125,225
Telefonaktiebolaget LM
   Ericsson AB (Series B) .........   14,031        213,785
                                                  1,293,822

SWITZERLAND -- 0.8%

ABB Ltd. ..........................      406         39,526
Credit Suisse AG ..................    3,307        618,990
                                                    658,516

TAIWAN -- 2.0%

Taiwan Semiconductor
   Manufacturing Co. Ltd. .........  492,080      1,633,930(a)

UNITED KINGDOM -- 13.0%

BAE Systems PLC ...................  379,932      2,050,868
Billiton PLC ......................   57,379        205,144
CGNU PLC ..........................  115,368      1,637,931
Dimension Data Holdings PLC .......    8,812         81,711(a)
Granada Compass PLC ...............   53,115        497,233(a)
Invensys PLC ......................  667,795      1,459,183
Nycomed Amersham PLC ..............   95,393        936,044
Prudential PLC ....................   22,988        313,792
Railtrack Group PLC ...............    3,230         52,975
Reed International PLC ............   67,456        535,715
Royal & Sun Alliance Insurance
   Group PLC ......................  162,252      1,084,595
Vodafone AirTouch PLC .............  442,265      1,651,516
                                                 10,506,707

TOTAL COMMON STOCK
   (COST $65,541,774) .............              67,979,912


---------
See Notes to Schedules of Investments and Financial Statements.

                                                    GE INTERNATIONAL EQUITY FUND

                                      SCHEDULE OF INVESTMENTS SEPTEMBER 30, 2000




                                       NUMBER
                                    OF SHARES          VALUE
--------------------------------------------------------------------------------
PREFERRED STOCK -- 1.3%
--------------------------------------------------------------------------------
GERMANY -- 1.3%

Fresenius Medical Care AG .........    5,662   $    280,212
Henkel KGaA .......................   12,334        744,591

TOTAL PREFERRED STOCK
   (COST $962,449) ................               1,024,803

--------------------------------------------------------------------------------
WARRANTS -- 0.0%
--------------------------------------------------------------------------------

Muenchener Rueckversicherungs-
   Gesellschaft AG (Regd.),
   06/03/02 .......................       57          4,332(a)
Publicis SA-CVG, 03/07/02 .........    4,701          9,057(a)

TOTAL WARRANTS
   (COST $0) ......................                  13,389

--------------------------------------------------------------------------------
OTHER INVESTMENT COMPANIES -- 9.4%
--------------------------------------------------------------------------------
iShares EMU Index Fund ............   12,624        910,506
iShares MSCI Australia ............   16,631        157,995
iShares MSCI Canada ...............   34,117        550,137
iShares MSCI France ...............   47,503      1,175,699
iShares MSCI Germany ..............   38,166        737,081
iShares MSCI Hong Kong ............   15,283        185,306
iShares MSCI Italy ................   11,128        236,470
iShares MSCI Japan ................   95,497      1,265,335
iShares MSCI Netherlands ..........   26,287        591,457
iShares MSCI South Korea ..........   11,682        191,293
iShares MSCI Spain ................    8,195        199,753
iShares MSCI Taiwan ...............   12,259        173,158
iShares MSCI United Kingdom .......   67,402      1,204,811

TOTAL OTHER INVESTMENT COMPANIES
   (COST $7,635,013) ..............               7,579,001

TOTAL INVESTMENTS IN SECURITIES
   (COST $74,139,236) .............              76,597,105

--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 9.2%
--------------------------------------------------------------------------------
GEI Short-Term Investment Fund
   (COST $7,451,103) ..............7,451,103      7,451,103

OTHER ASSETS AND LIABILITIES,
   NET (4.2)% .....................              (3,414,364)
                                                -----------


NET ASSETS-- 100% .................             $80,633,844
                                                ===========


--------------------------------------------------------------------------------
OTHER INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------
The GE International Equity Fund invested in the following sectors at September 30, 2000:

                                               PERCENT (BASED
SECTOR                                      ON TOTAL NET ASSETS)
--------------------------------------------------------------------------------
Financial                                             23.08%
Information Technology                                15.71%
Industrials                                           13.30%
Cash and Other                                         9.53%
Other Investment Companies                             9.40%
Consumer Discretionary                                 7.95%
Telecommunication Services                             7.22%
Healthcare                                             5.25%
Materials                                              4.43%
Energy                                                 4.13%
                                                    ---------
                                                     100.00%
                                                    =========

---------
See Notes to Schedules of Investments and Financial Statements.

                                                           GE EUROPE EQUITY FUND

Q&A

MICHAEL SOLECKI LEADS THE TEAM OF PORTFOLIO MANAGERS FOR THE GE EUROPE EQUITY FUND (PLEASE REFER TO PAGE 29 FOR MIKE'S BIOGRAPHICAL DETAILS).

Q. HOW DID THE GE EUROPE EQUITY FUND PERFORM COMPARED TO ITS BENCHMARK FOR THE ONE-YEAR PERIOD ENDED SEPTEMBER 30, 2000?

A. The GE Europe Equity Fund posted a return of 27.95% for the Class A Shares, 27.01% for the Class B Shares, 27.04% for the Class C Shares and 28.39% for the Class Y Shares for the one-year period ended September 30, 2000, while the MSCI Europe Index returned 5.45% for the same period.


Q. WHAT EVENTS HAD AN IMPACT ON THE FINANCIAL MARKETS DURING THE ONE-YEAR PERIOD ENDED SEPTEMBER 30, 2000 AND HOW DID THEY IMPACT THE FUND?

A. European markets have recently been weak following a strong performance in early 2000 and late 1999. Market sentiment has been significantly impacted by the high price of the UMTS cellular licenses for which European telephone companies have been paying, and by the rising price of oil. The political implications of rising oil prices during the year were significant, given the already high prices because of the substantial petroleum taxes imposed by European governments. Public demonstrations led to distribution problems in France, the United Kingdom and Germany, causing a loss of popularity for their governments and leading to promises to ease taxes. Sentiment was further dampened by the weakening Euro which fell to a low of 0.84 against the U.S. dollar in mid-September, before rallying slightly to end the quarter at 0.88. Since its launch in January 1999, the Euro has fallen 26%.


Q. HOW DID THE FUND PERFORM RELATIVE TO ITS BENCHMARK FOR THE ONE-YEAR PERIOD ENDED SEPTEMBER 30, 2000?

A. The Fund outperformed the MSCI Europe Index during the twelve-month period ended September 30, 2000. Over the last twelve months, the consumer discretionary, information technology and telecommunication services sectors were the three major performance drivers for the Fund. The holdings that had the greatest impact on performance were Thomson Multimedia, Ericsson, Epcos and Mannesmann.


Q.  WHAT IS YOUR OUTLOOK FOR THE FUND?

A. Restructuring at the corporate and fiscal level continues. Of note is the discussion of tax reform, which will lead to lower corporate and personal tax rates in France and Germany, and the removal of a tax liability on the sale of cross shareholdings in Germany. Corporate activity continues to be high, boosted by some significant acquisitions including Seagrams by Vivendi, Paine Webber by UBS, Snapple by Cadbury and Voice-stream by Deutsche Telecom - interestingly many of the transactions involve European companies buying U.S. assets despite the weak Euro.



[PHOTO OMITTED]

 (PICTURED LEFT TO RIGHT: C. SALDANHA, W. CHU, M. SOLECKI)

                                                           GE EUROPE EQUITY FUND


--------------------------------------------------------------------------------
                            TOP TEN LARGEST HOLDINGS
                              AT SEPTEMBER 30, 2000
                              AS A % OF NET ASSETS
--------------------------------------------------------------------------------
  Aventis S.A.                     3.15%
--------------------------------------------------------------------------------
  BAE Systems PLC                  2.84%
--------------------------------------------------------------------------------
  iShares MSCI France              2.80%
--------------------------------------------------------------------------------
  Koninklijke (Royal) Philips
     Electronics N.V.              2.80%
--------------------------------------------------------------------------------
  iShares MSCI United Kingdom      2.79%
--------------------------------------------------------------------------------
  Invensys PLC                     2.78%
--------------------------------------------------------------------------------
  Royal & Sun Alliance Insurance
     Group PLC                     2.64%
--------------------------------------------------------------------------------
  ING Groep N.V.                   2.54%
--------------------------------------------------------------------------------
  Koninklijke Ahold N.V.           2.39%
--------------------------------------------------------------------------------
  Vivendi S.A.                     2.37%
--------------------------------------------------------------------------------





                               INVESTMENT PROFILE
             A mutual fund designed for investors who seek long-term
               growth of capital by investing primarily in equity
               securities of issuers located in developed European
                                   countries.


                         * LIPPER PERFORMANCE COMPARISON
                            EUROPE EQUITY PEER GROUP
       BASED ON AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED 9/30/00


                         One Year
                        ----------
   Number of
   Funds in
   peer group:               150

   Peer group
   average annual
   total return:          19.46%

   Lipper categories
   in peer group:   EUROPE

          *SEE NOTES TO PERFORMANCE FOR EXPLANATION OF PEER CATEGORIES




                           COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT

CLASS A SHARES+
[CLASS A SHARES LINE GRAPH OMITTED]
PLOT POINTS FOLLOWS:

         GE Europe Equity  GE Europe Equity w/load     MSCI Europe
1/29/99  10,000.00          9,425.00                   10,000.00
          9,470.00          8,925.47                    9,746.20
3/99      9,620.00          9,066.85                    9,852.43
          9,910.00          9,340.17                   10,146.04
          9,380.00          8,840.65                    9,658.72
6/99      9,670.00          9,113.97                    9,821.76
         10,120.00          9,538.10                    9,913.01
         10,240.00          9,651.20                   10,013.72
9/99      9,930.00          9,359.10                    9,936.52
         10,160.00          9,575.87                   10,302.18
         11,120.00         10,480.68                   10,580.03
12/99    12,756.07         12,022.68                   11,664.48
         12,766.13         12,032.17                   10,833.97
         14,768.07         13,919.01                   11,398.96
3/00     14,476.33         13,644.04                   11,674.24
         13,641.35         12,857.07                   11,158.94
         13,570.93         12,790.70                   11,067.66
6/00     13,993.45         13,188.92                   11,305.62
         13,711.77         12,923.44                   11,124.95
         13,500.51         12,724.32                   10,993.68
9/00     12,705.77         11,975.28                   10,479.17



                                 AVERAGE ANNUAL
                                  TOTAL RETURN

                          ONE       SINCE
                         YEAR     INCEPTION
                        ------    ---------
GE Europe Equity         27.95%   15.40%
GE Europe Equity w/load  20.55%   11.38%
(maximum load-5.75%)
MSCI Europe               5.45%    2.84%



CLASS B SHARES
[CLASS B SHARES LINE GRAPH OMITTED]
PLOT POINTS FOLLOWS:

         GE Europe Equity  GE Europe Equity w/load     MSCI Europe
1/29/99  10,000.00         10,000.00                   10,000.00
          9,470.00          9,470.00                    9,746.20
3/99      9,610.00          9,610.00                    9,852.43
          9,890.00          9,890.00                   10,146.04
          9,360.00          9,360.00                    9,658.72
6/99      9,640.00          9,640.00                    9,821.76
         10,080.00         10,080.00                    9,913.01
         10,200.00         10,200.00                   10,013.72
9/99      9,880.00          9,880.00                    9,936.52
         10,100.00         10,100.00                   10,302.18
         11,050.00         11,050.00                   10,580.03
12/99    12,668.68         12,668.68                   11,664.48
         12,668.68         12,668.68                   10,833.97
         14,641.59         14,641.59                   11,398.96
3/00     14,351.16         14,051.16                   11,674.24
         13,509.92         13,209.92                   11,158.94
         13,439.82         13,139.82                   11,067.66
6/00     13,850.43         13,550.43                   11,305.62
         13,560.00         13,260.00                   11,124.95
         13,339.67         13,069.37                   10,993.68
9/00     12,548.51         12,248.51                   10,479.17



                                 AVERAGE ANNUAL
                                  TOTAL RETURN

                          ONE      SINCE
                         YEAR    INCEPTION
                        ------   ---------
GE Europe Equity         27.01%  14.54%
GE Europe Equity w/load  23.01%  12.90%
(maximum load)            4.00%   3.00%
MSCI Europe               5.45%   2.84%


CLASS C SHARES
[CLASS C SHARES LINE GRAPH OMITTED]
PLOT POINTS FOLLOWS:

         GE Europe Equity  GE Europe Equity w/load     MSCI Europe
9/30//99 10,000.00         10,000.00                   10,000.00
10/99    10,222.67         10,222.67                   10,368.00
11/99    11,184.21         11,184.21                   10,647.62
12/99    12,816.29         12,816.29                   11,739.01
1/00     12,826.47         12,826.47                   10,903.19
2/00     14,821.70         14,821.70                   11,471.79
3/00     14,526.48         14,426.48                   11,748.83
4/00     13,681.57         13,581.57                   11,230.24
5/00     13,600.13         13,500.13                   11,138.37
6/00     14,017.50         13,917.50                   11,377.85
7/00     13,722.29         13,622.29                   11,196.03
8/00     13,508.51         13,408.51                   11,063.92
9/00     12,704.31         12,604.31                   10,546.12



                                 AVERAGE ANNUAL
                                  TOTAL RETURN

                          ONE       SINCE
                         YEAR     INCEPTION
                        ------    ---------
GE Europe Equity          27.04%  27.04%
GE Europe Equity w/load   26.04%  26.04%
(maximum load)             1.00%   1.00%
MSCI Europe                5.45%   5.45%


CLASS Y SHARES
[CLASS Y SHARES LINE GRAPH OMITTED]
PLOT POINTS FOLLOWS:

         GE Europe Equity  MSCI Europe
1/29/99  10,000.00         10,000.00
          9,470.00          9,746.20
3/99      9,630.00          9,852.43
          9,920.00         10,146.04
          9,390.00          9,658.72
6/99      9,680.00          9,821.76
         10,130.00          9,913.01
         10,250.00         10,013.72
9/99      9,940.00          9,936.52
         10,180.00         10,302.18
         11,140.00         10,580.03
12/99    12,781.85         11,664.48
         12,791.92         10,833.97
         14,806.40         11,398.96
3/00     14,514.30         11,674.24
         13,678.29         11,158.94
         13,617.86         11,067.66
6/00     14,040.90         11,305.62
         13,768.94         11,124.95
         13,557.42         10,993.68
9/00     12,761.70         10,479.17




                                 AVERAGE ANNUAL
                                  TOTAL RETURN

                          ONE     SINCE
                         YEAR   INCEPTION
                        ------  ---------
GE Europe Equity         28.39%  15.70%
MSCI Europe               5.45%   2.84%


  SEE NOTES TO PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

                                                           GE EUROPE EQUITY FUND

                                      SCHEDULE OF INVESTMENTS SEPTEMBER 30, 2000

GE EUROPE EQUITY FUND
[PIE CHART OMITTED]
PLOT POINTS FOLLOWS:

DEVELOPED EUROPE           81.8%
OTHER INVESTMENT COMPANIES  9.5%
CASH & OTHER                6.9%
EMERGING EUROPE             1.8%




                                      NUMBER
                                   OF SHARES          VALUE
--------------------------------------------------------------------------------
COMMON STOCK -- 83.6%
--------------------------------------------------------------------------------
DENMARK -- 0.4%

GN Store Nord A/S ...................    233   $     33,105
Novo-Nordisk A/S (Series B) .........    168         37,297
                                                     70,402

FINLAND -- 1.4%

Sampo Insurance Co. Ltd.
   (Series A) .......................  4,627        226,537

FRANCE -- 18.6%

Alcatel .............................  2,552        163,511
Alstom .............................. 15,344        354,601
Aventis S.A. ........................  6,917        519,596
AXA-UAP .............................  2,426        317,309
Banque Nationale de Paris ...........  1,844        162,801
Lagardere S.C.A. ....................  5,310        322,155
Schneider S.A. ......................  1,178         74,331
Studio Canal ........................  9,553         97,933(a)
Thomson Multimedia ..................  5,251        264,512(a)
Total S.A. (Class B) ................  2,496        365,728
Unilog S.A. .........................    251         27,949
Vivendi S.A. ........................  5,241        389,992
                                                  3,060,418

GERMANY -- 11.0%

AMB Aachener & Muenchener
   Beteiligungs AG ..................     66          5,792
Bayer AG ............................    848         31,588
Bayerische Motoren Werke
   (BMW) AG .........................  3,260        111,640
Dresdner Bank AG ....................  7,429        326,824
Epcos AG ............................  3,776        308,009(a)
Ergo Versicherungs Gruppe AG ........  1,286        193,092
Fresenius Medical Care AG ...........  3,024        273,927
Muenchener Rueckversicherungs-
   Gesellschaft AG (Regd.) ..........    786        234,784



                                      NUMBER
                                   OF SHARES          VALUE
--------------------------------------------------------------------------------
Suess MicroTec AG ...................  2,862   $     93,078(a)
Techem AG ...........................  9,701        240,051(a)
                                                  1,818,785

GREECE -- 1.8%

Antenna TV S.A. ADR ................. 13,412        295,064(a)

IRELAND -- 3.4%

Bank of Ireland ..................... 34,506        275,981
CRH PLC ............................. 11,206        177,962
Irish Life & Permanent PLC ..........  3,724         36,893
Jefferson Smurfit Group PLC ......... 41,974         72,628
                                                    563,464

ITALY -- 3.6%

Banca Intesa S.p.A. ................. 73,459        283,698
Banca Popolare di Verona ............  2,982         35,182
Riunione Adriatica di
   Sicurta S.p.A ....................  6,422         84,564
Saipem ..............................  8,825         49,134
Telecom Italia S.p.A ................ 14,048        149,475
                                                    602,053

NETHERLANDS -- 15.0%

ASM Lithography Holding N.V. ........  6,934        230,410(a)
Fox Kids Europe N.V. ................ 19,422        326,120(a)
Getronics N.V. ...................... 21,975        221,004
IHC Caland N.V. .....................  5,227        263,303
ING Groep N.V. ......................  6,277        418,710
Koninklijke (Royal) KPN N.V. ........  6,995        152,568
Koninklijke (Royal) Philips
   Electronics N.V. ................. 10,709        461,563
Koninklijke Ahold N.V. .............. 13,884        394,234
                                                  2,467,912

NORWAY -- 0.2%

Sparebanken NOR .....................  1,537         37,358

PORTUGAL -- 1.7%

PT MULTIMEDIA - Servicos de
   Telecomunicacoes e Multimedia
   SGPS S.A. ........................  2,526         92,643(a)
Telecel-Comunicacoes
   Pessoais S.A. .................... 14,706        184,679(a)
                                                    277,322

SPAIN -- 1.4%

Corporacion Mapfre, Compania
   Internacional de
   Reaseguros S.A. ..................  1,029         16,141
Telefonica S.A. ..................... 10,725        212,786(a)
                                                    228,927

SWEDEN -- 1.1%

LGP Telecom Holding AB ..............  5,196        126,995
Telefonaktiebolaget LM
   Ericsson AB (Series B) ...........  2,105         32,073



---------
See Notes to Schedules of Investments and Financial Statements.

                                                           GE EUROPE EQUITY FUND

                                      SCHEDULE OF INVESTMENTS SEPTEMBER 30, 2000



                                      NUMBER
                                   OF SHARES          VALUE
--------------------------------------------------------------------------------
Telelogic AB ......................    3,333  $      26,692(a)
                                                    185,760

SWITZERLAND -- 6.0%

Credit Suisse AG ..................      518         96,957
Leica Geosystems AG ...............      673        210,989(a)
Sulzer AG (Regd.) .................      503        292,068(a)
Unaxis Holding AG (Regd.) .........    1,378        384,896(a)
                                                    984,910

UNITED KINGDOM -- 18.0%

BAE Systems PLC ...................   86,797        468,529
Bank of Scotland ..................    1,310         11,527
Cable & Wireless PLC ..............   23,289        332,366
CGNU PLC ..........................   19,643        278,880
Cobham PLC ........................    2,342         36,783
Corus Group PLC ...................  124,032         94,008
Dialog Semiconductor PLC ..........      578         20,177(a)
Horizon Technology Group PLC ......    2,036         17,094(a)
Invensys PLC ......................  209,415        457,588
Nycomed Amersham PLC ..............   13,013        127,690
Prudential PLC ....................    6,487         88,549
Railtrack Group PLC ...............      180          2,952
Reed International PLC ............   35,719        283,669
Royal & Sun Alliance Insurance
   Group PLC ......................   65,179        435,698
Somerfield PLC ....................    6,823          7,972
Standard Chartered PLC ............    3,348         48,771
Tesco PLC .........................    6,119         22,488
Vodafone AirTouch PLC .............   62,976        235,167
                                                  2,969,908

TOTAL COMMON STOCK
   (COST $13,138,653) .............              13,788,820

--------------------------------------------------------------------------------
OTHER INVESTMENT COMPANIES -- 9.5%
--------------------------------------------------------------------------------

iShares MSCI France ...............   18,670        462,082
iShares MSCI Germany ..............   15,362        296,679
iShares MSCI Italy ................    6,302        133,918
iShares MSCI Spain ................    4,224        102,960
iShares MSCI Sweden ...............    5,071        111,245
iShares MSCI United Kingdom .......   25,716        459,673

TOTAL OTHER INVESTMENT COMPANIES
   (COST $1,581,148) ..............               1,566,557

TOTAL INVESTMENTS IN SECURITIES
   (COST $14,719,801) .............              15,355,377

--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 3.9%
--------------------------------------------------------------------------------
GEI Short-Term Investment Fund
   (COST $636,774) ................  636,774        636,774

OTHER ASSETS AND LIABILITIES,
   NET 3.0% .......................                 493,726
                                                -----------

NET ASSETS-- 100% .................             $16,485,877
                                                ===========



--------------------------------------------------------------------------------
OTHER INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------
The GE Europe Equity Fund invested in the following sectors at September 30,
2000:

                                               PERCENT (BASED
SECTOR                                      ON TOTAL NET ASSETS)
--------------------------------------------------------------------------------
Financial                                             21.93%
Industrials                                           15.15%
Consumer Discretionary                                13.12%
Cash and Other                                        11.51%
Information Technology                                 9.99%
Other Investment Companies                             9.50%
Telecommunication Services                             7.89%
Healthcare                                             5.81%
Consumer Staples                                       2.58%
Energy                                                 2.52%
                                                    ---------
                                                     100.00%
                                                    =========



---------
See Notes to Schedules of Investments and Financial Statements.

                                                        GE EMERGING MARKETS FUND


Q&A

RALPH LAYMAN LEADS A TEAM OF PORTFOLIO MANAGERS FOR THE GE EMERGING MARKETS FUND (PLEASE REFER TO PAGE 29 FOR RALPH'S BIOGRAPHICAL DETAILS).


Q. HOW DID THE GE EMERGING MARKETS FUND PERFORM COMPARED TO ITS BENCHMARK FOR THE ONE-YEAR PERIOD ENDED SEPTEMBER 30, 2000?

A. The GE Emerging Markets Fund posted a return of 15.27% for the Class A Shares, 14.41% for the Class B Shares, 13.56% for the Class C Shares and 15.56% for the Class Y Shares for the one-year period ended September 30, 2000, while the MSCI EMF Index returned 0.42% for the same period.


Q. WHY DID THE FUND OUTPERFORM ITS BENCHMARK FOR THE ONE-YEAR PERIOD ENDED SEPTEMBER 30, 2000?

A. The Fund outperformed due to its superior stock selection. Our gains in Latin America were led by our holdings in the Mexican banks. Mexico's financial system has required nearly five years to repair itself following the nation's currency devaluation in 1994. Institutions such as Bannaci and Bancomer are now relatively healthy, and we expect stronger loan growth and better profitability from these groups going forward. In Asia, we continue to make money on several of our Indian software names. Also, the Chinese market has performed well. Among our Chinese stocks, Huaneng Power, an electric utility, and China Mobile, a cellular telephony provider, added the most value.


Q.  WHAT HAS YOUR INVESTMENT STRATEGY BEEN?

A. Our strategy remains to invest in the best companies in our asset class. It is our view that there is a new generation of firms emerging in our universe. These newer companies are run by entrepreneurs, they can compete globally, and they are in some of world's best growth industries. Some examples would include Embraer, a Brazilian regional jet maker, or Datacraft Asia, a telecom systems integrator. We expect to find other companies like these in the future, and believe that our efforts will ultimately prove rewarding to our shareholders.


Q. WHAT IS YOUR OUTLOOK FOR THE FUND AND HOW HAVE YOU POSITIONED THE FUND GOING FORWARD?

A. Going forward, we expect investors to wait for a clearer indication of global economic growth before returning to the asset class. At these levels, however, emerging stocks look compelling. We have recently been reducing our cash holdings, as we are finding several attractive bottoms-up ideas.



[PHOTO OMITTED]

(PICTURED LEFT TO RIGHT: D. MOTOYOSHI, P. NESTRO, P. GILLESPIE, M. SUMINO,
P. ZHOU)

                                                        GE EMERGING MARKETS FUND


--------------------------------------------------------------------------------
                            TOP TEN LARGEST HOLDINGS
                              AT SEPTEMBER 30, 2000
                              AS A % OF NET ASSETS
--------------------------------------------------------------------------------
  Telefonos de Mexico S.A. de C.V. ADR   2.83%
--------------------------------------------------------------------------------
  Satyam Computer Services Ltd.          2.60%
--------------------------------------------------------------------------------
  UTI India IT Fund                      2.49%
--------------------------------------------------------------------------------
  Taiwan Semiconductor
     Manufacturing Co. Ltd.              2.34%
--------------------------------------------------------------------------------
  Mastek Ltd.                            1.98%
--------------------------------------------------------------------------------
  Korea Electric Power (KEPCO) Corp.     1.94%
--------------------------------------------------------------------------------
  Pohang Iron & Steel Co. Ltd. ADR       1.88%
--------------------------------------------------------------------------------
  Kookmin Bank                           1.88%
--------------------------------------------------------------------------------
  Samsung Electronics                    1.80%
--------------------------------------------------------------------------------
  Grupo Financiero Banamex
     Accival S.A. de C.V. (Class B)      1.60%
--------------------------------------------------------------------------------


                               INVESTMENT PROFILE
             A mutual fund designed for investors who seek long-term
               growth of capital by investing primarily in equity
            securities of issuers that are located in emerging market
                                   countries.


                         * LIPPER PERFORMANCE COMPARISON
                      EMERGING MARKETS PEER GROUP BASED ON
               AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED
                                     9/30/00


                           One Year
                          ----------
   Number of
   Funds in
   peer group:                188

   Peer group
   average annual
   total return:            8.74%

   Lipper categories
   in peer group:   EMERGING MARKETS

   *SEE NOTES TO PERFORMANCE FOR EXPLANATION OF PEER CATEGORIES




                           COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT

CLASS A SHARES+
[CLASS A SHARES LINE GRAPH OMITTED]
PLOT POINTS FOLLOWS:

         GE Emerging Markets       GE Emerging Markets w/load    MSCI EMF
1/29/99  10,000.00                  9,425.00                     10,000.00
          9,840.00                  9,274.20                     10,097.30
3/99     11,180.00                 10,537.15                     11,428.02
         11,980.00                 11,291.15                     12,841.90
         12,080.00                 11,385.40                     12,767.16
6/99     13,170.00                 12,412.72                     14,216.10
         12,980.00                 12,233.65                     13,829.85
         13,120.00                 12,365.60                     13,955.70
9/99     13,470.00                 12,695.57                     13,483.44
         14,030.00                 13,223.37                     13,770.50
         16,310.00                 15,372.29                     15,005.17
12/99    19,732.64                 18,598.16                     16,913.53
         19,721.94                 18,588.07                     17,015.01
         21,990.55                 20,726.25                     17,239.77
3/00     21,562.51                 20,322.82                     17,323.91
         18,063.29                 17,024.78                     15,681.78
         16,500.94                 15,552.25                     15,033.49
6/00     17,742.26                 16,722.20                     15,562.67
         16,832.67                 15,864.91                     14,762.28
         17,292.81                 16,298.60                     14,834.62
9/00     15,527.15                 14,634.45                     13,539.55



                                 AVERAGE ANNUAL
                                  TOTAL RETURN

                             ONE     SINCE
                             YEAR   INCEPTION
                            ------  ---------
GE Emerging Markets         15.27%  30.10%
GE Emerging Markets w/load   8.66%  25.57%
(maximum load-5.75%)
MSCI EMF                     0.42%  19.88%


CLASS B SHARES
[CLASS B SHARES LINE GRAPH OMITTED]
PLOT POINTS FOLLOWS:

         GE Emerging Markets       GE Emerging Markets w/load    MSCI EMF
1/29/99  10,000.00                 10,000.00                     10,000.00
          9,840.00                  9,840.00                     10,097.30
3/99     11,160.00                 11,160.00                     11,428.02
         11,960.00                 11,960.00                     12,841.90
         12,050.00                 12,050.00                     12,767.16
6/99     13,140.00                 13,140.00                     14,216.10
         12,930.00                 12,930.00                     13,829.85
         13,060.00                 13,060.00                     13,955.70
9/99     13,400.00                 13,400.00                     13,483.44
         13,950.00                 13,950.00                     13,770.50
         16,210.00                 16,210.00                     15,005.17
12/99    19,591.15                 19,591.15                     16,913.53
         19,580.45                 19,580.45                     17,015.01
         21,817.91                 21,817.91                     17,239.77
3/00     21,378.98                 21,078.98                     17,323.91
         17,899.68                 17,599.68                     15,681.78
         16,336.67                 16,036.67                     15,033.49
6/00     17,557.10                 17,257.10                     15,562.67
         16,647.13                 16,347.13                     14,762.28
         17,096.76                 16,796.76                     14,834.62
9/00     15,330.35                 15,030.35                     13,539.55


                                 AVERAGE ANNUAL
                                  TOTAL RETURN

                             ONE      SINCE
                             YEAR   INCEPTION
                            ------  --------
GE Emerging Markets          14.41%  29.11%
GE Emerging Markets w/load   10.41%  27.60%
(maximum load)                4.00%   3.00%
MSCI EMF                      0.42%  19.88%


CLASS C SHARES

[CLASS C SHARES LINE GRAPH OMITTED]

PLOT POINTS FOLLOWS:
         GE Emerging Markets       GE Emerging Markets w/load    MSCI EMF
9/30/99  10,000.00                 10,000.00                     10,000.00
10/99    10,325.93                 10,325.93                     10,212.90
11/99    12,000.00                 12,000.00                     11,128.59
12/99    14,511.97                 14,511.97                     12,543.92
1/00     14,496.11                 14,496.11                     12,619.19
2/00     16,153.48                 16,153.48                     12,785.89
3/00     15,828.35                 15,728.35                     12,848.28
4/00     13,251.09                 13,151.09                     11,630.39
5/00     12,101.23                 12,001.23                     11,149.59
6/00     13,005.26                 12,905.26                     11,542.06
7/00     12,323.28                 12,223.28                     10,948.45
8/00     12,656.34                 12,556.34                     11,002.10
9/00     11,355.81                 11,255.81                     10,041.62



                                 AVERAGE ANNUAL
                                  TOTAL RETURN

                            ONE       SINCE
                            YEAR    INCEPTION
                            -----   ---------
GE Emerging Markets         13.56%  13.56%
GE Emerging Markets w/load  12.56%  12.56%
(maximum load)               1.00%   1.00%
MSCI EMF                     0.42%   0.42%


CLASS Y SHARES
[CLASS Y SHARES LINE GRAPH OMITTED]
PLOT POINTS FOLLOWS:

         GE Emerging Markets       MSCI EMF
1/29/99  10,000.00                 10,000.00
          9,850.00                 10,097.30
3/99     11,180.00                 11,428.02
         11,990.00                 12,841.90
         12,090.00                 12,767.16
6/99     13,190.00                 14,216.10
         12,990.00                 13,829.85
         13,140.00                 13,955.70
9/99     13,490.00                 13,483.44
         14,050.00                 13,770.50
         16,340.00                 15,005.17
12/99    19,772.11                 16,913.53
         19,772.11                 17,015.01
         22,051.04                 17,239.77
3/00     21,623.08                 17,323.91
         18,124.44                 15,681.78
         16,562.36                 15,033.49
6/00     17,814.16                 15,562.67
         16,894.03                 14,762.28
         17,364.80                 14,834.62
9/00     15,588.73                 13,539.55


                                 AVERAGE ANNUAL
                                  TOTAL RETURN

                          ONE    SINCE
                         YEAR  INCEPTION
                        ------ ---------
GE Emerging Markets     15.56%  30.41%
MSCI EMF                 0.42%  19.88%


  SEE NOTES TO PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

                                                        GE EMERGING MARKETS FUND

                                      SCHEDULE OF INVESTMENTS SEPTEMBER 30, 2000

GE EMERGING MARKETS FUND
[PIE CHART OMITTED]
PLOT POINTS FOLLOWS:

PACIFIC RIM       41.9%
OTHER REGIONS     40.7%
EUROPE            11.3%
CASH & OTHER       6.1%




                                       NUMBER
                                    OF SHARES          VALUE
--------------------------------------------------------------------------------
COMMON STOCK -- 90.1%
--------------------------------------------------------------------------------
ARGENTINA -- 0.3%

Impsat Fiber Networks Inc. .........   3,500    $    38,500(a)
Telecom Argentina S.A. ADR .........   1,358         29,367
                                                     67,867

BRAZIL -- 4.9%

Aracruz Celulose S.A. ADR ..........   2,853         47,253
Brasil Telecom Participacoes
   S.A. ADR ........................   1,835        106,889
Embraer - Empresa Brasileira de
   Aeronautica S.A. ................  28,001        214,224
Embraer - Empresa Brasileira de
   Aeronautica S.A. ADR ............   3,331        103,261(a)
Petroleo Brasileiro S.A. ADR .......   1,644         46,648
Petroleo Brasileiro S.A. -
   Petrobras ADR ...................   5,869        176,437(a)
Telecomunicacoes Brasileiras
   S.A. ADR ........................   4,221        333,987
Ultrapar Participacoes S.A. ADR ....   6,001         69,011
Uniao de Bancos Brasileiros
   S.A. GDR ........................   7,036        232,188
                                                  1,329,898

CANADA -- 0.5%

Global Light
   Telecommunications Inc. .........  26,136        134,600(a)

CHILE -- 0.1%

Companhia de Telecomunicaciones
   de Chile S.A. ADR ...............   2,183         37,930

CHINA -- 4.6%

Brilliance China Automotive
   Holdings Ltd. ADR ...............   9,235        281,668
China Mobile (Hong Kong)
   Ltd. ADR ........................   5,741        186,224(a)



                                       NUMBER
                                    OF SHARES          VALUE
--------------------------------------------------------------------------------
China Unicom Ltd. .................. 108,000    $   241,724
Denway Motors Ltd. ................. 436,000         68,225(a)
Huaneng Power International
   Inc. ADR ........................  11,731        187,696
Huaneng Power International
   Inc. (Class H) .................. 698,000        293,202
                                                  1,258,739

CROATIA -- 1.3%

Pliva D D GDR (Regd.) ..............  15,144        161,284
Zagrebacka Banka GDR ...............  11,621        180,125(b)
                                                    341,409

CZECH REPUBLIC -- 0.3%

Ceske Radiokomunikace GDR ..........   2,351         87,457(a,b)

DOMINICAN REPUBLIC -- 0.8%

TRICOM S.A. ADR ....................  13,783        210,191(a)

EGYPT -- 2.1%

Al-Ahram Beverage Co.
   S.A.E. GDR ......................   8,304        117,086(a)
Commercial International
   Bank GDR ........................   4,900         38,465(b)
EFG-Hermes Holding
   S.A.E. GDR ......................  12,320         29,568(b)
Egyptian Company for
   Mobile Services .................   9,645        213,851(a)
Olympic Group Financial
   Investment Co. ..................  20,610         23,774
Orascom Telecommunication
   GDR .............................  25,169        161,082(a,b)
                                                    583,826

ESTONIA -- 0.5%

AS Eesti Telekom GDR ...............   8,360        129,998

GHANA -- 0.0%

Home Finance Co. ...................  30,523          4,436

GREECE -- 1.0%

A.G. Petzetakis S.A. ...............  14,939        122,518
Hellenic Telecommunication
   Organization S.A. ADR ...........  15,781        145,974
                                                    268,492

HUNGARY -- 0.4%

Magyar Tavkozlesi RT ADR ...........   2,648         62,393
OTP Bank RT ........................   1,151         59,386
                                                    121,779

INDIA -- 10.9%

Aptech Ltd. ........................  20,216        201,259
Cipla Ltd. .........................   3,500         50,374
Dr. Reddy's Laboratories Ltd. ......   2,571         67,668
Global Tele-Systems Ltd. ADR .......   3,004         75,727


---------
See Notes to Schedules of Investments and Financial Statements.

                                                        GE EMERGING MARKETS FUND

                                      SCHEDULE OF INVESTMENTS SEPTEMBER 30, 2000



                                       NUMBER
                                    OF SHARES          VALUE
--------------------------------------------------------------------------------
Himachal Futuristic
   Communications Ltd. .............   4,286   $    122,591
Mastek Ltd. ........................  10,300        540,655(a)
NIIT Ltd. ..........................   7,936        246,037(k)
Pentamedia Graphics Ltd. ...........   3,200         29,578
Pentamedia Graphics Ltd. GDR .......  13,043        110,866
Satyam Computer Services Ltd. ......  69,535        710,683(a)
Sriven Multi-Tech Ltd. .............  17,057         15,914(a)
Sun Pharmaceutical
   Industries Ltd. .................  12,732        117,388
UTI India IT Fund ..................  23,175        681,809
                                                  2,970,549

INDONESIA -- 0.5%

PT Gudang Garam .................... 119,500        143,113

ISRAEL -- 11.3%

Camtek Ltd. ........................  18,410        155,334(a)
Commtouch Software Ltd. ............   2,821         53,423(a)
Comverse Technology Inc. ...........   3,151        340,308(a)
DSP Group Inc. .....................   4,183        156,340(a)
e-SIM Ltd. .........................   7,140         50,426(a)
ECI Telecommunications Ltd. ........  10,549        323,063
ECtel Ltd. .........................   2,211         44,082(a)
Fundtech Ltd. ......................  18,143        432,881(a)
Galileo Technology Ltd. ............   9,793        310,928(a)
Magic Software Enterprises Ltd. ....  14,687        111,988(a)
MIND C.T.I. Ltd. ...................   8,839        104,963(a)
NICE Systems Ltd. ADR ..............   1,416        101,952(a)
Orbotech Ltd. ......................   3,780        206,719(a)
Radview Software Ltd. ..............  12,327         81,666(a)
RADVision Ltd. .....................   2,977         83,914(a)
Radware Ltd. .......................   4,130        123,900(a)
Sapiens International Corp. N.V. ...  33,975        131,653(a)
Teva Pharmaceutical
   Industries Ltd. ADR .............   1,508        110,367
TTI Team Telecom
   International Ltd. ..............   7,714        157,173(a)
                                                  3,081,080

KAZAKHSTAN -- 0.0%

Kazkommertsbank GDR ................   1,367          9,785(a)

MEXICO -- 12.7%

Alfa S.A. (Series A) ...............  30,840         64,737
Coca-Cola Femsa S.A.
   de C.V. ADR .....................   5,486        109,720
Consorcio Ara S.A. de C.V. .........  42,774         69,312(a)
Corporacion GEO S.A.
   de C.V. (Series B) .............. 102,430        176,828(a)
Corporacion Interamericana
   de Entretenimiento S.A.
   de C.V.(CIE) (Series B) .........  17,263         83,646(a)
Desc S.A. de C.V. (Series B) .......  62,180         34,903
Desc S.A. de C.V. ADR ..............   5,107         52,666
Fomento Economico Mexicano
   S.A. de C.V. ADR ................   2,105         82,095
Grupo Carso S.A. de C.V. ADR .......  12,413         74,602(a)
Grupo Elektra S.A. de C.V. GDR .....  10,229         97,176




                                       NUMBER
                                    OF SHARES          VALUE
--------------------------------------------------------------------------------
Grupo Financiero Banamex
   Accival S.A. de C.V. (Class B) ..  95,575    $   438,297(a)
Grupo Financiero Bancomer
   S.A. ADR (Series C) .............  30,796        358,003(a,b)
Grupo Financiero Banorte S.A.
   de C.V. ......................... 141,208        184,249(a)
Grupo Financiero Inbursa
   S.A. de C.V. ....................  10,195         44,486(a)
Grupo Iusacell S.A. de
   C.V. ADR ........................   5,786         68,709(a)
Grupo Televisa S.A. GDR ............   5,032        290,283(a)
Telefonos de Mexico S.A.
   de C.V. ADR .....................  14,540        773,346
Tubos de Acero de
   Mexico S.A. ADR .................   7,818        130,952
TV Azteca S.A. de C.V. ADR .........  11,233        144,625
Wal-Mart de Mexico S.A. de C.V. ....  89,797        186,403(a)
                                                  3,465,038

NETHERLANDS -- 0.7%

Indigo N.V. ........................  26,517        177,332(a)

PHILIPPINES -- 1.9%

Benpres Holdings Corp. ............. 652,700         53,685(a)
Metropolitan Bank & Trust Co. ......  20,720         75,346
Philippine Long Distance
   Telephone Co. ...................  22,202        389,256
                                                    518,287

POLAND -- 1.8%

Elektrim Spolka Akcyjna S.A. .......  14,996        135,409(a)
Europejki Fundusz
   Leasingowy GDR ..................   2,717         40,076(a,b)
Prokom Software S.A. GDR ...........   8,228        181,016(b)
Telekomunikacja Polska
   S.A. GDR (Series A) .............  28,258        142,703(b)
                                                    499,204

RUSSIA -- 1.6%

Mobile Telesystems ADR .............  10,943        277,679(a)
OAO Lukoil Holding ADR .............   3,022        169,232
Sun Interbrew Ltd. GDR (Class A) ...   1,992          3,446(a)
                                                    450,357

SINGAPORE -- 1.3%

Datacraft Asia Ltd. ................  43,319        359,548

SOUTH AFRICA -- 3.9%

Dimension Data Holdings PLC ........  29,414        272,329(a)
Johnnic Holdings Ltd. ..............  23,847        309,697
M-Cell Ltd. ........................  28,470        114,432
Sappi Ltd. .........................  30,027        222,653
Softline Ltd. ...................... 220,031        136,929(a)
                                                  1,056,040


---------
See Notes to Schedules of Investments and Financial Statements.

                                                        GE EMERGING MARKETS FUND

                                      SCHEDULE OF INVESTMENTS SEPTEMBER 30, 2000




                                       NUMBER
                                    OF SHARES          VALUE
--------------------------------------------------------------------------------
SOUTH KOREA -- 12.2%

Dae Duck Electronics Co. ...........  23,123   $    207,353
Kookmin Bank .......................  43,154        514,683
Korea Electric Power
   (KEPCO) Corp. ...................  20,272        529,001
Korea Telecom Corp. ADR ............   2,215         74,479
Korea Telecom Corp. ................   5,977        358,036
Medison Co. Ltd. ...................  17,580         98,056
Mirae Co. ADR ......................   2,025          9,619
Pohang Iron & Steel Co. Ltd. .......   3,200        238,174
Pohang Iron & Steel Co.
   Ltd. ADR ........................  27,661        515,186
S1 Corp. ...........................  11,849        123,787
Samsung Electronics ................   2,721        492,886
Youngone Corp. ..................... 143,270        170,231
                                                  3,331,491

TAIWAN -- 10.1%

Chroma Ate Inc. ....................  49,400         93,056
Compal Electronics Inc. ............ 177,261        277,315
Compeq Manufacturing Co. Ltd. ......  41,200        226,251
D-Link Corp. .......................  58,280         94,897
Far Eastern Textile Ltd. ........... 372,724        398,654
Hon Hai Precision Industry .........  38,920        255,979
Nien Hsing Textile Corp. Ltd. ...... 143,900        174,586
Premier Camera Taiwan Ltd. .........  83,802        203,344
Procomp Informatics Co. Ltd. .......  31,640        150,518
Ritek Corp. ........................  18,521         61,203
Ritek Corp. GDR ....................   2,313         14,803(b)
Taiwan Semiconductor
   Manufacturing Co. Ltd. .......... 192,448        639,015(a)
Yageo Corp. ........................ 231,168        183,777
                                                  2,773,398

THAILAND -- 0.4%

Hana Microelectronics Public
   Co. Ltd. ........................  44,200        116,440(a)

TURKEY -- 3.7%

Aksigorta A.S. ................... 6,040,640         97,668
Dogan Yayin Holding A.S. .........18,437,106        210,749
Enka Holding Yatirim A.S. ........   635,764        100,403
Migros Turk T.A.S. ...............   859,432        102,117
Tansas A.S. ...................... 1,244,734        142,282
Turkcell Iletisim Hizmetleri
   A.S. ADR ......................    15,987        175,857(a)
Turkiye Garanti Bankasi A.S. .....14,523,000        124,506
Yapi ve Kredi Bankasi A.S. ....... 7,242,677         52,288
                                                  1,005,870

VENEZUELA -- 0.3%

Compania Anonima Nacional
   Telefonos de Venezuela ADR ....     3,735         91,274

TOTAL COMMON STOCK
   (COST $25,157,481) ............               24,625,428


                                       NUMBER
                                    OF SHARES          VALUE
--------------------------------------------------------------------------------
PREFERRED STOCK -- 3.8%
--------------------------------------------------------------------------------
BRAZIL -- 3.8%

Celular CRT Participaceos S.A. ...   226,477 $       78,646(a)
Companhia de Bebidas das
   Americas (Ambev) ADR ..........     7,920        175,230(a)
Companhia Paranaense de
   Energia-Copel ADR .............     7,095         62,968
Companhia Vale do Rio Doce .......     3,872         97,273
Embratel Participacoes S.A.
   ADR ...........................     3,702         68,487
Petroleo Brasileiro S.A. .........     7,200        205,882
Tele Norte Leste Participacoes
   S.A. ADR ......................     8,419        192,585
Telecomunicacoes do Rio
   de Janeiro S.A. ............... 2,351,816         72,469
Telesp Celular Participacoes S.A.  6,147,657         81,090

TOTAL PREFERRED STOCK
   (COST $862,468) ...............                1,034,630

TOTAL INVESTMENTS IN SECURITIES
   (COST $26,019,949) ............               25,660,058


--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 5.1%
--------------------------------------------------------------------------------
GEI Short-Term Investment Fund
   (COST $1,411,633) ............. 1,411,633      1,411,633

OTHER ASSETS AND LIABILITIES,
   NET 1.0% ......................                  261,071
                                                -----------

NET ASSETS-- 100% ................              $27,332,762
                                                ===========

--------------------------------------------------------------------------------
OTHER INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------
The GE Emerging Market Fund invested in the following sectors at September 30, 2000:

                                               PERCENT (BASED
SECTOR                                      ON TOTAL NET ASSETS)
--------------------------------------------------------------------------------

Information Technology                                31.78%
Telecommunication Services                            18.58%
Finance                                               13.70%
Consumer Goods                                        11.85%
Cash and Other                                         5.90%
Materials                                              4.55%
Utilities                                              4.18%
Industrials                                            3.98%
Health Care                                            2.81%
Energy                                                 2.67%
                                                    ---------
                                                     100.00%
                                                    =========



---------
See Notes to Schedules of Investments and Financial Statements.

                                                   GE PREMIER GROWTH EQUITY FUND


Q&A

DAVID CARLSON MANAGES PENSION AND MUTUAL FUND PORTFOLIOS WITH TOTAL ASSETS OF APPROXIMATELY $6 BILLION. DAVE JOINED GE IN 1980 WITH THE GE FINANCIAL MANAGEMENT PROGRAM. IN 1982, HE JOINED GE ASSET MANAGEMENT AS A SECURITY ANALYST RESPONSIBLE FOR SEVERAL CONSUMER INDUSTRIES. IN 1988, DAVE ASSUMED RESPONSIBILITY FOR MANAGING ELFUN TRUSTS. HE IS A TRUSTEE FOR THE GE CANADA PENSION TRUST, A HOLDER OF A CHARTERED FINANCIAL ANALYST DESIGNATION AND A MEMBER OF THE NEW YORK SOCIETY OF SECURITY ANALYSTS. DAVE IS A GRADUATE OF INDIANA UNIVERSITY WITH A B.S. IN BUSINESS.


Q. HOW DID THE GE PREMIER GROWTH EQUITY FUND PERFORM COMPARED TO ITS BENCHMARK AND LIPPER PEER GROUP FOR THE ONE-YEAR PERIOD ENDED SEPTEMBER 30, 2000?

A. The GE Premier Growth Equity Fund posted a return of 18.61% for Class A Shares, 17.70% for Class B Shares, 17.66% for Class C Shares and 18.87% for Class Y Shares for the one-year period ended September 30, 2000, while the S&P 500 Index returned 13.24% for the same period. The Fund's Lipper peer group of 414 Multicap Growth funds, a new category, earned an average of 53.4% during that time.

Q.  PLEASE DISCUSS THE FUND'S PERFORMANCE VERSUS THE BENCHMARK AND PEER FUNDS.

A. The Fund outperformed the S&P 500 Index primarily due to stock selection. Technology is the largest sector in the Fund with about a 30% weight as of the end of the quarter. The S&P 500 Index also has a technology weight of approximately 30% now after being as high as 34%. Our technology holdings were up about 33% in the period versus a 23% return for the S&P 500 Index technology holdings. Other strong groups for the Fund were financials (+79%) and energy (+38%). Lagging groups in the Fund were in the consumer cyclical sector (+2%) and the telecommunications industry (-29%).
    We underperformed our peer funds primarily due to a much lower technology weighting in the Fund. Many of our peer funds have a technology weighting in the 50-70% range, much higher than our 30% weighting. These stocks have been very strong performers in the last year. While we share the positive outlook for these companies, many look fully valued to us. Our valuation discipline leads us to a lower weighting (though still substantial at 30%) in these stocks than many of our peers.

Q.  DOES ANY PARTICULAR STOCK PERFORMANCE STAND OUT IN THE PERIOD?

A. Among our technology holdings, EMC posted a gain of 176%, Applied Materials a gain of 53%, and Automatic Data Processing a gain of 51%. On the downside, in the consumer sector, our holding in Carnival Corp. declined 43%, and Worldcom in the telecom sector declined 37%.

Q. WHAT IS THE OUTLOOK FOR THE FUND GIVEN A SLOWDOWN IN THE ECONOMY AND SLOWER GROWTH IN CORPORATE PROFITS?

A. We continue to focus on companies with strong secular earnings growth, and not overly dependent on the economy. For example, Catalina Marketing, a leading company in supermarket promotional incentives, should continue to grow at a double-digit rate in spite of projected slowing economic conditions. Similarly, our positions in drugs and healthcare such as Cardinal Health, Pfizer, Dentsply, and Lincare should continue to grow nicely and be less sensitive to a slowing economy.
    For the Fund as a whole, we believe we have less economic sensitivity in our earnings growth than the S&P 500 Index. Our focus on high quality, market share leaders should allow us to successfully weather rough market conditions.

Q.  WHAT IS YOUR OUTLOOK FOR THE FUND?

A. The Fund remains concentrated in thirty-three holdings. We have reduced the overweighting in technology stocks over the past quarter to match the level of the S&P 500 Index as mentioned above. The rationale was based on valuations. The fundamentals of the technology sector remain excellent, but the valuation levels remain stretched in our opinion. We are finding more compelling investment opportunities in other sectors where growth rates are high and valuation levels more reasonable. We continue to focus on industry leaders with strong fundamentals. We estimate the earnings growth of our holdings to be in the 15-20% range, and we expect that the above-average growth will drive above average stock price performance over the long term.

                                                [PHOTO OF DAVID CARLSON OMITTED]

                                                   GE PREMIER GROWTH EQUITY FUND


--------------------------------------------------------------------------------
                            TOP TEN LARGEST HOLDINGS
                              AT SEPTEMBER 30, 2000
                              AS A % OF NET ASSETS
--------------------------------------------------------------------------------
  Molex Inc. (Class A)             4.68%
--------------------------------------------------------------------------------
  Citigroup Inc.                   4.39%
--------------------------------------------------------------------------------
  EMC Corp.                        4.17%
--------------------------------------------------------------------------------
  Catalina Marketing Corp.         3.91%
--------------------------------------------------------------------------------
  Cardinal Health Inc.             3.90%
--------------------------------------------------------------------------------
  Automatic Data Processing Inc.   3.79%
--------------------------------------------------------------------------------
  AFLAC Inc.                       3.77%
--------------------------------------------------------------------------------
  Comcast Corp. (Class A)          3.53%
--------------------------------------------------------------------------------
  Cisco Systems Inc.               3.48%
--------------------------------------------------------------------------------
  First Data Corp.                 3.45%
--------------------------------------------------------------------------------




                               INVESTMENT PROFILE
                  A mutual fund designed for investors who seek long-term growth of capital and future income by investing primarily in growth-oriented
                                  equity securities.


                         * LIPPER PERFORMANCE COMPARISON
                           MULTICAP GROWTH PEER GROUP
                      BASED ON AVERAGE ANNUAL TOTAL RETURNS
                          FOR THE PERIOD ENDED 9/30/00

                          One      Three
                         Year      Year
                        ------    ------
   Number of Funds
   in peer group:        414        300

   Peer group
   average annual
   total return:      53.43%     26.71%

   Lipper categories
   in peer group:  MULTICAP GROWTH

 *SEE NOTES TO PERFORMANCE FOR EXPLANATION OF PEER CATEGORIES




                           COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT

CLASS A SHARES+
[CLASS A SHARES LINE GRAPH OMITTED]
PLOT POINTS FOLLOWS:

       GE PREMIER GROWTH    GE PREMIER GROWTH                    S&P 500/
         EQUITY FUND       EQUITY FUND W/LOAD   S&P 500       BARRA GROWTH
12/31/96  10,000.00          9,425.00           10,000.00        10,000.00
3/97       9,533.32          8,982.41           10,260.73        10,357.18
          11,033.32         10,395.73           12,053.80        12,457.76
9/97      12,233.32         11,526.38           12,959.85        13,189.26
          12,645.51         11,914.75           13,328.97        13,652.93
3/98      14,294.04         13,468.02           15,189.87        15,872.87
          14,863.91         14,004.95           15,693.38        16,802.50
9/98      13,866.65         13,065.32           14,141.40        15,585.60
          17,120.96         16,131.56           17,154.77        19,408.62
3/99      18,630.40         17,553.77           18,006.46        20,744.44
          20,482.26         19,298.61           19,258.61        21,539.27
9/99      19,210.41         18,100.26           18,073.45        20,787.14
          23,242.32         21,899.17           20,768.36        24,891.01
3/00      24,084.59         22,692.77           21,277.57        25,914.74
          23,089.84         21,755.50           20,674.10        25,534.34
9/00      22,784.88         21,468.16           20,466.64        23,291.10


                                 AVERAGE ANNUAL
                                  TOTAL RETURN

                        ONE     THREE      SINCE
                        YEAR     YEAR    INCEPTION
                       ------   -----    ---------
GE Premier
   Growth Equity       18.61%   23.04%   24.55%
GE Premier Growth
   Equity w/load       11.78%   20.63%   22.59%
(maximum load-5.75%)
S&P 500                13.24%   16.45%   21.05%
S&P 500/BARRA Growth   12.05%   20.87%   25.29%


CLASS B SHARES
[CLASS B SHARES LINE GRAPH OMITTED]
PLOT POINTS FOLLOWS:

       GE PREMIER GROWTH    GE PREMIER GROWTH                 S&P 500/
         EQUITY FUND       EQUITY FUND W/LOAD   S&P 500    BARRA GROWTH
12/31/96  10,000.00          10,000.00        10,000.00      10,000.00
3/97      9,513.33            9,513.33        10,260.73      10,357.18
          10,986.67          10,986.67        12,053.80      12,457.76
9/97      12,166.67          12,166.67        12,959.85      13,189.26
          12,552.07          12,552.07        13,328.97      13,652.93
3/98      14,157.49          14,157.49        15,189.87      15,872.87
          14,692.63          14,692.63        15,693.38      16,802.50
9/98      13,683.31          13,683.31        14,141.40      15,585.60
          16,866.23          16,866.23        17,154.77      19,408.62
3/99      18,316.48          18,316.48        18,006.46      20,744.44
          20,101.42          20,101.42        19,258.61      21,539.27
9/99      18,818.50          18,818.50        18,073.45      20,787.14
          22,722.33          22,722.33        20,768.36      24,891.01
3/00      23,498.11          23,398.11        21,277.57      25,914.74
          22,490.33          22,390.33        20,674.10      25,534.34
9/00      22,149.56          22,049.56        20,466.64      23,291.10

                                 AVERAGE ANNUAL
                                  TOTAL RETURN

                       ONE     THREE      SINCE
                       YEAR     YEAR    INCEPTION
                      -----    -----    ---------
GE Premier
   Growth Equity      17.70%   22.10%   23.61%
GE Premier Growth
   Equity w/load      13.70%   21.66%   23.46%
(maximum load)         4.00%    2.00%    1.00%
S&P 500               13.24%   16.45%   21.05%
S&P 500/BARRA Growth  12.05%   20.87%   25.29%


CLASS C SHARES
[CLASS C SHARES LINE GRAPH OMITTED]
PLOT POINTS FOLLOWS:

       GE PREMIER GROWTH    GE PREMIER GROWTH                 S&P 500/
         EQUITY FUND       EQUITY FUND W/LOAD   S&P 500    BARRA GROWTH
9/30/99   10,000.00          10,000.00        10,000.00      10,000.00
10/99     10,418.52          10,418.52        10,636.00      10,691.50
11/99     10,855.56          10,855.56        10,851.91      11,148.88
12/99     12,070.00          12,070.00        11,491.09      11,974.23
1/00      11,569.33          11,569.33        10,912.05      11,176.75
2/00      11,388.32          11,388.32        10,710.07      11,411.38
3/00      12,482.09          12,382.09        11,772.83      12,466.72
4/00      12,258.71          12,158.71        11,399.04      11,849.66
5/00      11,888.99          11,788.89        11,165.82      11,366.55
6/00      11,946.76          11,846.76        11,438.93      12,283.72
7/00      11,661.76          11,561.76        11,256.37      11,736.85
8/00      12,277.97          12,177.97        11,955.39      12,416.41
9/00      11,765.74          11,665.74        11,324.15      11,204.57

                                 AVERAGE ANNUAL
                                  TOTAL RETURN

                         ONE       SINCE
                         YEAR    INCEPTION
                        -----    ---------
GE Premier
   Growth Equity        17.66%   17.66%
GE Premier Growth
   Equity w/load        16.66%   16.66%
(maximum load)           1.00%    1.00%
S&P 500                 13.24%   13.24%
S&P 500/BARRA Growth    12.05%   12.05%


CLASS Y SHARES

[CLASS Y SHARES LINE GRAPH OMITTED]

PLOT POINTS FOLLOWS:

       GE PREMIER GROWTH
        EQUITY FUND           S&P 500    S&P 500/BARRA GROWTH
12/31/96  10,000.00         10,000.00       10,000.00
3/97       9,539.99         10,260.73       10,357.18
          11,039.99         12,053.80       12,457.76
9/97      12,253.32         12,959.85       13,189.26
          12,676.35         13,328.97       13,652.93
3/98      14,333.92         15,189.87       15,872.87
          14,918.15         15,693.38       16,802.50
9/98      13,926.32         14,141.40       15,585.60
          17,208.05         17,154.77       19,408.62
3/99      18,729.08         18,006.46       20,744.44
          20,614.61         19,258.61       21,539.27
9/99      19,345.91         18,073.45       20,787.14
          23,418.33         20,768.36       24,891.01
3/00      24,277.59         21,277.57       25,914.74
          23,287.26         20,674.10       25,534.34
9/00      22,995.99         20,466.64       23,291.10


                                 AVERAGE ANNUAL
                                  TOTAL RETURN

                       ONE     THREE       SINCE
                       YEAR     YEAR     INCEPTION
                      -----    -----     ---------
GE Premier
   Growth Equity      18.87%   23.35%    24.85%
S&P 500               13.24%   16.45%    21.05%
S&P 500/BARRA Growth  12.05%    20.87%   25.29%


   SEE NOTES TO PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

                                                   GE PREMIER GROWTH EQUITY FUND

                                      SCHEDULE OF INVESTMENTS SEPTEMBER 30, 2000

GE PREMIER GROWTH EQUITY FUND
[PIE CHART OMITTED]
PLOT POINTS FOLLOWS:

TECHNOLOGY        26.9%
CONSUMER CYCLICAL 23.8%
CONSUMER STABLE   17.8%
FINANCIAL          8.1%
CAPITAL GOODS      7.7%
ENERGY             6.3%
UTILITIES          4.8%
CASH & OTHER       4.6%*
*INCLUDES CASH EQUALIZED BY FUTURES OF 0.5%.



                                       NUMBER
                                    OF SHARES         VALUE
--------------------------------------------------------------------------------
COMMON STOCK -- 95.4%
--------------------------------------------------------------------------------
CAPITAL GOODS -- 7.7%

Dover Corp. ......................   134,365  $   6,306,757
Molex Inc. (Class A) .............   232,972      9,653,777(h)
                                                 15,960,534

CONSUMER - CYCLICAL -- 23.8%

AT&T Corp. - Liberty Media
   Group (Class A) ...............   355,304      6,395,472(a)
Carnival Corp. ...................   151,703      3,735,686
Catalina Marketing Corp. .........   214,551      8,072,481(a)
Comcast Corp. (Class A) ..........   177,709      7,274,962(a)
CVS Corp. ........................   121,362      5,620,578
Home Depot Inc. ..................   130,031      6,899,770
Interpublic Group Cos. Inc. ......   147,369      5,019,757
NTL Inc. .........................   129,860      6,014,141(a)
                                                 49,032,847

CONSUMER - STABLE -- 17.8%

Cardinal Health Inc. .............    91,137      8,037,144(h)
Dentsply International Inc. ......    65,016      2,271,497
Gillette Co. .....................    82,353      2,542,649
Henry Schein Inc. ................        48            957(a)
Lincare Holdings Inc. ............   216,719      6,217,126(a)
Merck & Co. Inc. .................    82,353      6,130,151
Pfizer Inc. ......................   130,031      5,843,268
Sybron International Corp. .......   238,390      5,721,360(a)
                                                 36,764,152

ENERGY -- 6.3%

Baker Hughes Inc. ................   177,709      6,597,447
Schlumberger Ltd. ................    78,019      6,421,939
                                                 13,019,386



                                       NUMBER
                                    OF SHARES         VALUE
--------------------------------------------------------------------------------
FINANCIAL -- 8.1%

AFLAC Inc. .......................   121,362  $   7,774,753
Citigroup Inc. ...................   167,593      9,060,497
                                                 16,835,250

TECHNOLOGY -- 26.9%

Applied Materials Inc. ...........    65,016      3,856,262(a)
Automatic Data Processing Inc. ...   117,028      7,826,247
Cisco Systems Inc. ...............   130,031      7,184,213(a)
Dell Computer Corp. ..............   143,034      4,407,235(a)
EMC Corp. ........................    86,687      8,592,849(a)
Equifax Inc. .....................   216,719      5,837,868
First Data Corp. .................   182,043      7,111,055(h)
Intel Corp. ......................   130,031      5,404,413
Microsoft Corp. ..................    86,687      5,228,310(a)
                                                 55,448,452

UTILITIES -- 4.8%

Vodafone Group PLC ADR ...........   151,703      5,613,011
WorldCom Inc. ....................   138,700      4,213,012(a)
                                                  9,826,023

TOTAL INVESTMENTS IN SECURITIES
   (COST $174,187,442) ...........              196,886,644

--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 4.6%
--------------------------------------------------------------------------------
GEI Short-Term Investment Fund
   (COST $9,436,071) ............. 9,436,071      9,436,071

OTHER ASSETS AND LIABILITIES,
   NET 0.0% ......................                  (49,095)
                                               ------------

NET ASSETS-- 100% ................             $206,273,620
                                               ============

--------------------------------------------------------------------------------
OTHER INFORMATION
--------------------------------------------------------------------------------
The GE Premier Growth Equity Fund had the following long futures contracts open at September 30, 2000:

                            NUMBER
            EXPIRATION        OF       UNDERLYING   UNREALIZED
DESCRIPTION    DATE        CONTRACTS   FACE VALUE  DEPRECIATION
--------------------------------------------------------------------------------
S&P 500    December 2000       3       $1,090,275    $(4,650)



---------
See Notes to Schedules of Investments and Financial Statements.

                                                 GE PREMIER RESEARCH EQUITY FUND


Q&A

HRIS BROWN IS A SENIOR VICE PRESIDENT WITH GE ASSET MANAGEMENT AND IS CO-PORTFOLIO MANAGER OF THE GE PREMIER RESEARCH EQUITY FUND. CHRIS BEGAN HIS CAREER AT GE IN 1981, SPENDING TWO YEARS IN THE FINANCIAL MANAGEMENT PROGRAM. HE THEN SPENT THE NEXT TWO YEARS AS AN INTERNATIONAL SECTOR FINANCIAL ANALYST WITH SADELMI NEW YORK, INC., A GE SUBSIDIARY, AND JOINED GEAM IN 1985. CHRIS IS A CUM LAUDE GRADUATE IN ECONOMICS FROM BUCKNELL UNIVERSITY AND IS THE HOLDER OF A CHARTERED FINANCIAL ANALYST DESIGNATION. DICK SANDERSON IS A SENIOR VICE PRESIDENT WITH GE ASSET MANAGEMENT AND IS CO-PORTFOLIO MANAGER OF THE GE PREMIER RESEARCH EQUITY FUND. HE HAS TWENTY-NINE YEARS OF INVESTMENT EXPERIENCE, SIX WITH GEAM. PRIOR TO JOINING GEAM, DICK HELD POSITIONS WITH ALLIANCE CAPITAL, NEUBERGER BERMAN, INVESTORS DIVERSIFIED SERVICES, FIRST NATIONAL BANK OF DENVER, AND NORTHERN TRUST COMPANY. DURING HIS CAREER, HE WAS VOTED "BEST OF BUY SIDE" THREE TIMES BY INSTITUTIONAL INVESTOR MAGAZINE. HE RECEIVED BOTH A BA (ANTHROPOLOGY) AND MBA (FINANCE) FROM THE UNIVERSITY OF MICHIGAN AND IS THE HOLDER OF A CHARTERED FINANCIAL ANALYST DESIGNATION.


Q. HOW DID THE PREMIER RESEARCH EQUITY FUND PERFORM COMPARED TO ITS BENCHMARK FOR THE PERIOD APRIL 28, 2000 (COMMENCEMENT OF OPERATIONS) THROUGH SEPTEMBER 30, 2000?

A. The Premier Research Equity Fund returned negative 1.00% for Class A Shares, negative 1.30% for Class B Shares, negative 1.30% for Class C Shares and negative 0.90% for Class Y Shares compared to the S&P 500 Index which returned negative 0.66% for the period ended September 30, 2000. The Fund slightly under-performed the benchmark over the period.


Q.  PLEASE DISCUSS THE FUND'S PERFORMANCE VERSUS THE BENCHMARK.

A. As a reminder, the Fund is sector neutral versus the S&P 500 Index benchmark. Therefore, performance is driven by stock selection. In this regard, the stocks the Fund owned in the technology and consumer cyclical sectors underperformed their respective benchmarks. This was partially offset by positive stock performance in electric utilities, natural gas, regional Bell operating companies and the financial and consumer stable sectors.


Q.  DOES ANY PARTICULAR STOCK PERFORMANCE STAND OUT IN THE PERIOD?

A. As mentioned, the utilities sector did very well over the period. Our holdings in Calpine (+127%), Enron (+25%), and SBC Communications (+15%) contributed to the strong performance. Despite declines in technology, several holdings did well including PerkinElmer and EMC. Financial holdings such as Lehman Brothers, AXA Financial, and Associates First Capital were standouts in this area.


Q. WHAT IS THE OUTLOOK FOR THE FUND GIVEN A SLOWDOWN IN THE ECONOMY AND SLOWER GROWTH IN CORPORATE PROFITS?

A. We continue to focus on companies with solid earnings prospects, and those with managements that can execute in a variety of market conditions. Delivering earnings in a slowing economic environment may be challenging, however superior management teams can weather the storm. We may see continued strength in the energy, utilities, and consumer stable areas as investors look for safer havens away from technology. We believe the companies we are invested with in these areas are positioned well given the economic backdrop.


Q.  WHAT IS YOUR OUTLOOK FOR THE FUND?

A. The Fund is positioned to be sector neutral versus the S&P 500 Index benchmark so the Fund will follow the general trend of the overall market. We believe we will add value over time through the ownership of stocks comprised of the best large capitalization ideas generated by our research team. We remain focused on the best ideas generated by our research team, and believe this Fund will continue to reflect investments with solid earnings prospects going forward.

                                                 GE PREMIER RESEARCH EQUITY FUND


--------------------------------------------------------------------------------
                            TOP TEN LARGEST HOLDINGS
                              AT SEPTEMBER 30, 2000
                              AS A % OF NET ASSETS
--------------------------------------------------------------------------------
  Pfizer Inc.                      4.44%
--------------------------------------------------------------------------------
  Microsoft Corp.                  4.13%
--------------------------------------------------------------------------------
  Exxon Mobil Corp.                3.53%
--------------------------------------------------------------------------------
  Cisco Systems Inc.               3.17%
--------------------------------------------------------------------------------
  Intel Corp.                      2.92%
--------------------------------------------------------------------------------
  SBC Communications Inc.          2.89%
--------------------------------------------------------------------------------
  Merck & Co. Inc.                 2.87%
--------------------------------------------------------------------------------
  EMC Corp.                        2.70%
--------------------------------------------------------------------------------
  Dell Computer Corp.              2.38%
--------------------------------------------------------------------------------
  Citigroup Inc.                   2.31%
--------------------------------------------------------------------------------



                               INVESTMENT PROFILE
    A mutual fund designed for investors who seek long-term growth of capital and future income by investing primarily in a limited number of equity securities of large- and medium-sized companies located in the
                                 United States.


                           COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT

CLASS A SHARES+
[CLASS A SHARES LINE GRAPH OMITTED]
PLOT POINTS FOLLOWS:

       GE PREMIER RESEARCH       GE PREMIER RESEARCH       S&P 500
          EQUITY FUND            EQUITY FUND W/LOAD
4/28/2000   1,000.00                  10,000.00           10,000.00
5/00       10,000.00                   9,425.00            9,791.70
6/00       10,100.00                   9,519.25           10,031.20
7/00        9,930.00                   9,359.02            9,874.82
8/00       10,580.00                   9,971.65           10,488.04
9/00        9,900.00                   9,330.75            9,934.28


                                 AVERAGE ANNUAL
                                  TOTAL RETURN

                                    SINCE
                                  INCEPTION
                                  ---------
GE Premier Research Equity          -1.00%
GE Premier Research Equity w/load   -6.69%
(maximum load-5.75%)
S&P 500                             -0.66%


CLASS B SHARES
[CLASS B SHARES LINE GRAPH OMITTED]
PLOT POINTS FOLLOWS:

      GE PREMIER RESEARCH      GE PREMIER RESEARCH            S&P 500
         EQUITY FUND           EQUITY FUND W/LOAD
4/28/00  10,000.00                  10,000.00               10,000.00
5/00      9,990.00                   9,590.40                9,791.70
6/00     10,090.00                   9,690.00               10,031.20
7/00      9,910.00                   9,513.60                9,874.82
8/00     10,550.00                  10,150.00               10,488.04
9/00      9,870.00                   9,475.20                9,934.28


                                 AVERAGE ANNUAL
                                  TOTAL RETURN

                             SINCE
                           INCEPTION
                           --------
GE Premier Research Equity         -1.30%
GE Premier Research Equity w/load  -5.25%
(maximum load)                      4.00%
S&P 500                            -0.66%


CLASS C SHARES
[CLASS C SHARES LINE GRAPH OMITTED]
PLOT POINTS FOLLOWS:

     GE PREMIER RESEARCH      GE PREMIER RESEARCH             S&P 500
        EQUITY FUND           EQUITY FUND W/LOAD
4/28/00  10,000.00                  10,000.00               10,000.00
5/00      9,990.00                   9,890.10                9,791.70
6/00     10,090.00                   9,990.00               10,031.20
7/00      9,910.00                   9,810.90                9,874.82
8/00     10,550.00                  10,450.00               10,488.04
9/00      9,870.00                   9,771.30                9,934.28


                                 AVERAGE ANNUAL
                                  TOTAL RETURN

                             SINCE
                           INCEPTION
                           --------
GE Premier Research Equity         -1.30%
GE Premier Research Equity w/load  -2.30%
(maximum load)                      1.00%
S&P 500                            -0.66%


CLASS Y SHARES

[CLASS Y SHARES LINE GRAPH OMITTED]

PLOT POINTS FOLLOWS:
      GE PREMIER RESEARCH             S&P 500
          EQUITY FUND
4/28/00  10,000.00                  10,000.00
5/00     10,000.00                   9,791.70
6/00     10,110.00                  10,031.20
7/00      9,930.00                   9,874.82
8/00     10,580.00                  10,488.04
9/00      9,910.00                   9,934.28


                                 AVERAGE ANNUAL
                                  TOTAL RETURN

                             SINCE
                           INCEPTION
                           --------
GE Premier Research Equity  -0.90%
S&P 500                     -0.66%


  SEE NOTES TO PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

                                                 GE PREMIER RESEARCH EQUITY FUND

                                      SCHEDULE OF INVESTMENTS SEPTEMBER 30, 2000
GE PREMIER RESEARCH EQUITY FUND
[PIE CHART OMITTED]
PLOT POINTS FOLLOWS:

TECHNOLOGY        29.7%
CONSUMER STABLE   18.0%
FINANCIAL         15.2%
CONSUMER CYCLICAL 11.6%
UTILITIES          7.9%
ENERGY             7.5%
CAPITAL GOODS      3.6%
CASH & OTHER       2.0%
MISCELLANEOUS      1.9%
BASIC MATERIALS    1.8%



                                       NUMBER
                                    OF SHARES         VALUE
--------------------------------------------------------------------------------
COMMON STOCK -- 98.0%
--------------------------------------------------------------------------------
BASIC MATERIALS -- 1.8%
Newmont Mining Corp. .............     7,535    $   128,095
Weyerhaeuser Co. .................     2,562        103,441
                                                    231,536

CAPITAL GOODS -- 3.6%
Dover Corp. ......................     3,090        145,037
Textron Inc. .....................     2,411        111,207
United Technologies Corp. ........     2,939        203,526
                                                    459,770

CONSUMER - CYCLICAL -- 11.6%
CVS Corp. ........................     5,878        272,224
Gannett Co. Inc. .................     3,692        195,676
Interpublic Group Cos. Inc. ......     6,480        220,725
Lowes Cos. Inc. ..................     5,425        243,447
McDonald's Corp. .................     8,213        247,930
NTL Inc. .........................     1,846         85,493(a)
Target Corp. .....................     9,117        233,623
                                                  1,499,118

CONSUMER - STABLE -- 18.0%
Amgen Inc. .......................     3,014        210,462(a)
Cardinal Health Inc. .............     1,733        152,829
Eli Lilly & Co. ..................     1,808        146,674
Gillette Co. .....................     6,782        209,394
Merck & Co. Inc. .................     4,973        370,178
Pepsico Inc. .....................     4,069        187,174
Pfizer Inc. ......................    12,734        572,234
Procter & Gamble Co. .............     2,261        151,487
The Quaker Oats Co. ..............     2,713        214,666
Watson Pharmaceuticals Inc. ......     1,658        107,563(a)
                                                  2,322,661

ENERGY -- 7.5%
Burlington Resources Inc. ........     3,216        118,389
Calpine Corp. ....................     1,960        204,575(a)
Exxon Mobil Corp. ................     5,104        454,894
Schlumberger Ltd. ................     2,291        188,578
                                                    966,436


                                       NUMBER
                                    OF SHARES         VALUE
--------------------------------------------------------------------------------
FINANCIAL -- 15.2%
Associates First Capital Corp.
   (Class A) .....................     5,501 $      209,038
Bank of America Corp. ............     4,672        244,696
Chase Manhattan Corp. ............     5,124        236,665
Chubb Corp. ......................     2,562        202,718
Citigroup Inc. ...................     5,500        297,344
FleetBoston Financial Corp. ......     6,480        252,720
Lehman Brothers Holdings Inc. ....     1,492        220,443
MetLife Inc. .....................     6,230        163,148(a)
PNC Financial Services Group .....     1,959        127,335
                                                  1,954,107

MISCELLANEOUS -- 1.9%
SPDR Trust .......................     1,734        249,046

TECHNOLOGY -- 29.7%
Analog Devices Inc. ..............     3,150        260,072(a)
Applied Materials Inc. ...........     1,884        111,745(a)
Cisco Systems Inc. ...............     7,384        407,966(a)
Compaq Computer Corp. ............     5,124        141,320
Dell Computer Corp. ..............     9,946        306,461(a)
EMC Corp. ........................     3,511        348,028(a)
Equifax Inc. .....................     6,927        186,596
First Data Corp. .................     3,767        147,148
Intel Corp. ......................     9,042        375,808
Micron Technology Inc. ...........     2,938        135,148(a)
Microsoft Corp. ..................     8,816        531,715(a)
Motorola Inc. ....................     4,822        136,222
Nortel Networks Corp. ............     4,521        269,282
PerkinElmer Inc. .................     1,763        184,013
Tellabs Inc. .....................     3,316        158,339(a)
Texas Instruments Inc. ...........     1,658         78,237
Unisys Corp. .....................     4,521         50,861(a)
                                                  3,828,961

TRANSPORTATION -- 0.8%
AMR Corp. ........................     1,823         59,589(a)
Burlington Northern
   Santa Fe Corp. ................     1,733         37,368
                                                     96,957

UTILITIES -- 7.9%
AT&T Wireless Group ..............     3,014         62,917(a)
Enron Corp. ......................     2,713        237,727
NEXTLINK Communications
   Inc. (Class A) ................     3,918        137,865(a)
Qwest Communications
   International Inc. ............     4,295        206,428(a)
SBC Communications Inc. ..........     7,459        372,950
                                                  1,017,887
TOTAL INVESTMENTS IN SECURITIES
   (COST $12,927,618) ............               12,626,479

--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 1.8%
--------------------------------------------------------------------------------
GEI Short-Term Investment Fund
   (COST $240,618) ...............   240,618        240,618

OTHER ASSETS AND LIABILITIES,
   NET 0.2% ......................                   21,342
                                                -----------

NET ASSETS-- 100% ................              $12,888,439
                                                ===========



---------
See Notes to Schedules of Investments and Financial Statements.

                                            GE PREMIER INTERNATIONAL EQUITY FUND


Q&A

BRIAN HOPKINSON IS A SENIOR VICE PRESIDENT WITH GE ASSET MANAGEMENT AND IS THE PORTFOLIO MANAGER FOR THE GE PREMIER INTERNATIONAL EQUITY FUND. BRIAN HAS 21 YEARS OF INVESTMENT EXPERIENCE, INCLUDING ELEVEN YEARS IN LONDON AND HAS BEEN WITH GEAM SINCE 1996. BEFORE JOINING GEAM HE WAS WITH COLUMBUS CIRCLE INVESTORS AND FIDUCIARY TRUST COMPANY INTERNATIONAL. HE RECEIVED A BACHELOR OF SCIENCE (HONOURS) DEGREE IN MATHEMATICS/STATISTICS FROM THE UNIVERSITY OF LEEDS AND IS AN ASSOCIATE OF THE INSTITUTE OF ACTUARIES.

Q. HOW DID THE GE PREMIER INTERNATIONAL EQUITY FUND PERFORM COMPARED TO ITS BENCHMARK FOR THE PERIOD APRIL 28, 2000 (COMMENCEMENT OF OPERATIONS) THROUGH SEPTEMBER 30, 2000?

A. The GE Premier International Equity Fund posted a return of negative 13.00% for the Class A Shares, negative 13.30% for the Class B Shares, negative 13.30% for the Class C Shares and negative 12.90% for the Class Y Shares for the period ended September 30, 2000, while the MSCI EAFE Index returned negative 6.80% for the same period.

Q. WHY DID THE FUND UNDER-PERFORM ITS BENCHMARK FOR THE PERIOD ENDED SEPTEMBER 30, 2000?

A. The Fund's underperformance can be attributed to various factors. Following strong performance from the technology stocks in the spring, we bought a number of "old economy" companies whose valuations appeared much more reasonable, including Fresenius Medical Systems (Germany), British Aerospace
    (UK), Dresdner Bank (Germany) and BNP Paribas (France). These stocks performed well initially although they have been weak in the recent sell-off in the equity markets.

Q. WHAT EVENTS HAD AN IMPACT ON THE FINANCIAL MARKETS DURING THE PERIOD ENDED SEPTEMBER 30, 2000 AND HOW DID THEY IMPACT THE FUND?

A. The European markets were generally weak during the period. Market sentiment was hit by the high cost of the cellular telecommunications licenses which the operators were paying throughout Europe and by the rising price of oil with its implicit political implications. Sentiment was further negatively affected by the weakening Euro which fell to a low of 0.84 against the US dollar in mid-September before rallying slightly to end the quarter at 0.88 . Since its launch in January 1999, the Euro has underperformed the US dollar by 25%. On a positive note, planned tax reform will lead to lower corporate and personal tax rates in France and Germany and the elimination of a tax liability on the sale of cross shareholdings in Germany.

    The Japanese market fell 4.7% in US dollars during the period. Most sectors were weak, with the exception of healthcare, and the market was led down by the technology and telecommunications sectors. The Bank of Japan ended its zero interest rate policy after much external pressure and the concern is that this will lead to an increase in the failure of companies, especially within the construction and retail sectors.

    There were, however, signs that parts of the Japanese economy may be improving, primarily the capital expenditure sectors, which experienced strong order growth from the electronics and the auto sectors throughout the past quarter. Elsewhere, consumer spending is still depressed and current government policy includes the introduction of yet another supplementary budget, which will cause a further increase in government debt which already stands around 130% of GDP.

    As Asian economies are still very dependent on the strength of the global economy, the expectation of slower global growth has had a big effect on the Asian stock markets. Most of the Asian countries are oil importers and so slower demand from Europe and the US and higher input prices have resulted in weak stock markets. The Latin American markets performed less well in the third quarter as investors wait to see the degree of soft landing in the U.S., as this will affect the main driver of exports for these markets, especially in Brazil and Mexico.

Q.  WHAT IS YOUR OUTLOOK FOR THE FUND?

A. At the current time, relationships between Israel and the Palestinians have deteriorated significantly which has caused further nervousness in the oil market. Inflation expectations are rising, leading to concerns that the U.S. Federal Reserve Board will, at best, keep rates at current levels, causing the U.S.- and hence global-growth to slow. The effect on overseas markets, especially those emerging markets that are dependent on U.S. growth, will be significant unless European growth, which is improving, can compensate for a slower U.S. growth outlook.


                                              [PHOTO OF BRIAN HOPKINSON OMITTED]

                                            GE PREMIER INTERNATIONAL EQUITY FUND


--------------------------------------------------------------------------------
                            TOP TEN LARGEST HOLDINGS
                              AT SEPTEMBER 30, 2000
                              AS A % OF NET ASSETS
--------------------------------------------------------------------------------
  ING Groep N.V.                   5.17%
--------------------------------------------------------------------------------
  BAE Systems PLC                  4.63%
--------------------------------------------------------------------------------
  Canon Inc.                       4.55%
--------------------------------------------------------------------------------
  Koninklijke (Royal) Philips
     Electronics N.V.              4.04%
--------------------------------------------------------------------------------
  AXA-UAP                          3.98%
--------------------------------------------------------------------------------
  Taiwan Semiconductor
     Manufacturing Co. Ltd.        3.96%
--------------------------------------------------------------------------------
  Toshiba Corp.                    3.91%
--------------------------------------------------------------------------------
  Telefonica S.A.                  3.81%
--------------------------------------------------------------------------------
  Total S.A. (Class B)             3.79%
--------------------------------------------------------------------------------
  CGNU PLC                         3.74%
--------------------------------------------------------------------------------


                               INVESTMENT PROFILE
    A mutual fund designed for investors who seek long-term growth of capital and future income by investing primarily in a limited number of equity securities of companies located in developed and developing countries other than the United States.


                           COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT


CLASS A SHARES+
[CLASS A SHARES LINE GRAPH OMITTED]
PLOT POINTS FOLLOWS:

         GE Premier International      GE Premier International       MSCI EAFE
         Equity Fund                   Equity Fund w/load
4/28/00  10,000.00                     9,425.00                       10,000.00
5/00      9,660.00                     9,104.55                        9,755.80
6/00     10,300.00                     9,707.75                       10,137.25
7/00      9,710.00                     9,151.67                        9,712.20
8/00      9,690.00                     9,132.82                        9,796.69
9/00      8,700.00                     8,199.75                        9,319.59




                                 AVERAGE ANNUAL
                                  TOTAL RETURN

                              SINCE
                            INCEPTION
                            --------
GE Premier International Equity          -13.00%
GE Premier International Equity w/load   -18.00%
(maximum load-5.75%)
MSCI EAFE                                 -6.80%


CLASS B SHARES
[CLASS B SHARES LINE GRAPH OMITTED]
PLOT POINTS FOLLOWS:

         GE Premier International      GE Premier International       MSCI EAFE
         Equity Fund                   Equity Fund w/load
4/28/00  10,000.00                     10,000.00                      10,000.00
5/00      9,650.00                      9,264.00                       9,755.80
6/00     10,290.00                      9,890.00                      10,137.25
7/00      9,690.00                      9,302.40                       9,712.20
8/00      9,660.00                      9,273.60                       9,796.69
9/00      8,670.00                      8,323.20                       9,319.59



                                 AVERAGE ANNUAL
                                  TOTAL RETURN

                              SINCE
                            INCEPTION
                            --------
GE Premier International Equity          -13.30%
GE Premier International Equity w/load   -16.77%
(maximum load)                             4.00%
MSCI EAFE                                 -6.80%


CLASS C SHARES
[CLASS C SHARES LINE GRAPH OMITTED]
PLOT POINTS FOLLOWS:

         GE Premier International      GE Premier International       MSCI EAFE
         Equity Fund                   Equity Fund w/load
4/28/00  10,000.00                     10,000.00                      10,000.00
5/00      9,650.00                      9,553.50                       9,755.80
6/00     10,290.00                     10,190.00                      10,137.25
7/00      9,690.00                      9,593.10                       9,712.20
8/00      9,660.00                      9,563.40                       9,796.69
9/00      8,670.00                      8,583.30                       9,319.59



                                 AVERAGE ANNUAL
                                  TOTAL RETURN

                              SINCE
                            INCEPTION
                            --------
GE Premier International Equity          -13.30%
GE Premier International Equity w/load   -14.17%
(maximum load)                             1.00%
MSCIEAFE                                  -6.80%


CLASS Y SHARES
[CLASS Y SHARES LINE GRAPH OMITTED]
PLOT POINTS FOLLOWS:

   GE Premier International Equity Fund           MSCI EAFE
4/28/00  10,000.00                                10,000.00
5/00      9,660.00                                 9,755.80
6/00     10,310.00                                10,137.25
7/00      9,710.00                                 9,712.20
8/00      9,700.00                                 9,796.69
9/00      8,710.00                                 9,319.59


                                 AVERAGE ANNUAL
                                  TOTAL RETURN

                                    SINCE
                                  INCEPTION
                                  ---------
GE Premier International Equity   -12.90%
MSCI EAFE                          -6.80%



  SEE NOTES TO PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

                                            GE PREMIER INTERNATIONAL EQUITY FUND

                                      SCHEDULE OF INVESTMENTS SEPTEMBER 30, 2000
GE PREMIER INTERNATIONAL EQUITY FUND
[PIE CHART OMITTED]
PLOT POINTS FOLLOWS:

EUROPE           62.6%
JAPAN            20.9%
PACIFIC RIM       9.0%
OTHER REGIONS     5.6%
CASH & OTHER      1.9%



                                       NUMBER
                                    OF SHARES         VALUE
--------------------------------------------------------------------------------
COMMON STOCK -- 98.1%
--------------------------------------------------------------------------------
AUSTRALIA -- 3.2%

Brambles Industries Ltd. ..........   13,364   $    349,393

CANADA -- 2.8%
Celestica Inc. ....................    4,380        303,315(a)

FINLAND -- 2.5%
Sampo Insurance Co. Ltd.
   (Series A) .....................    5,441        266,390

FRANCE -- 19.8%
Alstom ............................   13,955        322,501
Aventis S.A. ......................    4,584        344,344
AXA-UAP ...........................    3,269        427,569
Banque Nationale de Paris .........    2,900        256,031
Lagardere S.C.A. ..................    6,090        369,477
Total S.A. (Class B) ..............    2,775        406,609
                                                  2,126,531

GERMANY -- 7.4%
Dresdner Bank AG ..................    5,907        259,867
Fresenius Medical Care AG .........    3,143        284,707
Muenchener Rueckversicherungs-
   Gesellschaft AG (Regd.) ........      826        246,732
                                                    791,306

ISRAEL -- 2.8%
ECI Telecommunications Ltd. .......    9,873        302,361

JAPAN -- 20.9%
Canon Inc. ........................   11,000        488,572
Fujitsu Ltd. ......................   15,000        349,112
Minebea Co. Ltd. ..................   23,000        269,785
Nippon Telegraph and Telephone
   Corp. (NTT) ....................       18        176,921
Shin-Etsu Chemical Co. ............    5,000        210,951
Sony Corp. ........................    3,200        325,207
Toshiba Corp. .....................   52,000        419,973
                                                  2,240,521


                                       NUMBER
                                    OF SHARES         VALUE
--------------------------------------------------------------------------------
NETHERLANDS -- 9.2%
ING Groep N.V. ....................    8,315  $     554,655
Koninklijke (Royal) Philips
   Electronics N.V. ...............   10,070        434,022
                                                    988,677

SOUTH KOREA -- 1.8%
Samsung Electronics ...............    1,070        193,821

SPAIN -- 3.8%
Telefonica S.A. ...................   20,605        408,807(a)

TAIWAN -- 4.0%
Taiwan Semiconductor
   Manufacturing Co. Ltd. .........  128,000        425,018(a)

UNITED KINGDOM -- 19.9%
BAE Systems PLC ...................   92,058        496,928
Cable & Wireless PLC ..............   21,722        310,003
CGNU PLC ..........................   28,278        401,476
Invensys PLC ......................  138,621        302,897
Royal & Sun Alliance Insurance
   Group PLC ......................   40,943        273,689
Vodafone AirTouch PLC .............   94,808        354,034
                                                  2,139,027

TOTAL INVESTMENTS IN SECURITIES
   (COST $11,623,367) .............              10,535,167

--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 4.5%
--------------------------------------------------------------------------------

GEI Short-Term Investment Fund
   (COST $479,112) ................  479,112        479,112

OTHER ASSETS AND LIABILITIES,
   NET (2.6)% .....................                (275,688)
                                                -----------

NET ASSETS-- 100% .................             $10,738,591
                                                ===========


--------------------------------------------------------------------------------
OTHER INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------
The GE Premier International Equity Fund invested in the following sectors at September 30, 2000:

                                               PERCENT (BASED
SECTOR                                      ON TOTAL NET ASSETS)
--------------------------------------------------------------------------------
Financial                                             25.02%
Information Technology                                23.11%
Industrials                                           16.22%
Telecommunication Services                            11.64%
Consumer                                              10.51%
Healthcare                                             5.86%
Energy                                                 3.79%
Materials                                              1.96%
Cash and Other                                         1.89%
                                                    --------
                                                     100.00%
                                                    ========


---------
See Notes to Schedules of Investments and Financial Statements.

                                                    GE PREMIER VALUE EQUITY FUND


Q&A

PAUL REINHARDT IS A SENIOR VICE PRESIDENT WITH GE ASSET MANAGEMENT AND IS THE PORTFOLIO MANAGER FOR THE GE PREMIER VALUE EQUITY FUND. PAUL HAS EIGHTEEN YEARS INVESTMENT EXPERIENCE, SIXTEEN WITH GEAM. PAUL HOLDS AN MBA FROM COLUMBIA UNIVERSITY, A BA IN ECONOMICS FROM HARTWICK COLLEGE, IS A HOLDER OF A CHARTERED FINANCIAL ANALYST DESIGNATION AND A MEMBER OF THE NEW YORK SOCIETY OF SECURITY ANALYSTS.


Q. HOW DID THE GE PREMIER VALUE EQUITY FUND PERFORM COMPARED TO ITS BENCHMARK FOR THE PERIOD APRIL 28, 2000 (COMMENCEMENT OF OPERATIONS) THROUGH SEPTEMBER 30, 2000?
A. The GE Premier Value Equity Fund returned 10.80% for Class A Shares, 10.50% for Class B Shares, 10.50% for Class C Shares and 10.90% for Class Y Shares compared with the Russell 1000 Value benchmark return of 3.87% for the period ended September 30, 2000.


Q.  WHY DID THE FUND OUTPERFORM ITS BENCHMARK?
A. The largest performance driver for the Fund was stock selection within three groups that represented approximately one-half of the Fund's assets. The technology, financial, and utilities sectors had returns averaging 31%, 29% and 11%, respectively.


Q.  WHAT ARE SOME OF THE STOCKS THAT DROVE THE PERFORMANCE RESULTS?
A. In the technology sector, the standout performer was PerkinElmer (+91%). Several financial stocks, including AFLAC (+40%), Allstate (+49%), PNC Financial (+50%), Aon (+46%) and Hartford Financial Services (+41%), contributed positively to performance. In the utilities area, Duke Energy (+52%), Dominion Resources (+33%), and PECO Energy (+47%) all pushed performance higher as well. On the downside, Eaton and Ingersoll-Rand both pulled back in the capital goods area. Bowater and Westvaco contributed to the negative return in the basic materials sector (-17%).


Q.  WOULD YOU REVIEW THE STRATEGY FOR THE FUND?
A. The Fund's strategy is to invest in a concentrated list of strong, well-managed companies that sell at low valuations. These companies are primarily U.S. based companies with relatively large market capitalizations.

    After screening for undervalued companies, the Fund's holdings are selected by looking for the following characteristics: 1) attractive business mix; 2) strong management team; 3) solid growth and market share; and 4) favorable opinion from our equity analyst team.

    It is the objective of the Fund to keep the average valuation and turnover relatively low. The average P/E ratio for GE Premier Value Equity Fund's holdings is currently under 20 times forward earnings. Turnover for the Fund is expected to remain below 50%, as our investment horizon is typically 2-3 years. Sell decisions are typically based on 1) stock achieving price target; 2) deteriorating fundamentals; or 3) change in analyst's opinion.


Q.  IS NOW A GOOD TIME FOR VALUE STOCKS?
A. Value stocks in general have underperformed growth and technology equities over the last five years. However, a large valuation discrepancy has resulted from the underperformance. While many "old economy" industrial companies sell at low multiples of earnings and cash flow, many "new economy" growth stocks are discounting extremely high growth rates for years to come.

    As of September 30, 2000 the Russell 1000 Value and Growth Indices were selling at 18 and 49 times forward earnings, respectively. Imbedded in the valuations are differences in expected growth rates, with the growth index having a consensus 5-year earnings growth rate nearly twice that of the value index.

    While investors have, in recent years, been "paying up" for faster growth, significant price declines usually result when growth expectations fail to materialize. Therefore, lower-expectation, lower-volatility value stocks could have a superior performance stretch, as growth rates slow over the next year.


Q.  WHAT IS YOUR OUTLOOK FOR THE FUND?
A. Corporate profit growth in 2001 is likely to drop below 10%, after two years of strong double-digit performance (as measured by S&P 500 operating profits). We feel the Fund is well-positioned to deliver good relative performance in a slowing economic environment.

    The Fund has overweighted positions in capital goods, energy, and utilities (almost one-half of the Fund's assets). In addition, the Fund is underweighted in both consumer-cyclicals and consumer-stables.

    While capital goods is a cyclical group, Boeing, Eaton and Emerson Electric have favorably changed their business mix to grow through a slowdown. Large individual holdings in energy and utilities include Devon Energy, Duke Energy, and Exxon Mobil.

    We continue to focus on valuation metrics such as P/E, price-to-cash flow, price-to-revenues, and dividend discount model returns. We also look at "sum-of-the-parts" valuations to determine a company's worth to a corporate or financial acquirer. So, in addition to owning the right companies, we strive to own them at good prices where the risk-reward balance is in our favor.


  [PHOTO OF PAUL REINHARDT OMITTED]

                                                    GE PREMIER VALUE EQUITY FUND


--------------------------------------------------------------------------------
                            TOP TEN LARGEST HOLDINGS
                              AT SEPTEMBER 30, 2000
                              AS A % OF NET ASSETS
--------------------------------------------------------------------------------
  Exxon Mobil Corp.                4.89%
--------------------------------------------------------------------------------
  Boeing Co.                       4.88%
--------------------------------------------------------------------------------
  Duke Energy Corp.                4.46%
--------------------------------------------------------------------------------
  Devon Energy Corp.               3.97%
--------------------------------------------------------------------------------
  Citigroup Inc.                   3.85%
--------------------------------------------------------------------------------
  AFLAC Inc.                       3.85%
--------------------------------------------------------------------------------
  SBC Communications Inc.          3.84%
--------------------------------------------------------------------------------
  Allstate Corp.                   3.48%
--------------------------------------------------------------------------------
  Dominion Resources Inc.          3.41%
--------------------------------------------------------------------------------
  FleetBoston Financial Corp.      3.30%
--------------------------------------------------------------------------------


                               INVESTMENT PROFILE
    A mutual fund designed for investors who seek long-term growth of capital and future income by investing primarily in a limited number of equity securities of large U.S. companies that the portfolio manager believes are undervalued by the markets but have solid growth prospects.


                           COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT

CLASS A SHARES+
[CLASS A SHARES LINE GRAPH OMITTED]
PLOT POINTS FOLLOWS:

         GE PREMIER VALUE    GE PREMIER VALUE       S&P 500/BARRA     RUSSELL
         EQUITY FUND         EQUITY FUND W/LOAD     VALUE             1000 VALUE
4/28/2000 10,000.00          10,000.00              10,000.00         10,000.00
5/00      10,270.00           9,679.47              10,031.20         10,105.00
6/00       9,660.00           9,104.55               9,634.97          9,643.20
7/00       9,900.00           9,330.75               9,827.76          9,763.74
8/00      10,750.00          10,131.87              10,487.21         10,286.10
9/00      11,080.00          10,442.90              10,485.11         10,365.30


                                 AVERAGE ANNUAL
                                  TOTAL RETURN

                           SINCE
                         INCEPTION
                         --------
GE Premier Value Equity         10.80%
GE Premier Value Equity w/load   4.43%
(maximum load-5.75%)
Russell 1000 Value               3.87%
S&P 500/BARRA Value              4.85%


CLASS B SHARES
[CLASS B SHARES LINE GRAPH OMITTED]
PLOT POINTS FOLLOWS:

         GE PREMIER VALUE    GE PREMIER VALUE       S&P 500/BARRA     RUSSELL
         EQUITY FUND         EQUITY FUND W/LOAD     VALUE             1000 VALUE
4/28/00  10,000.00          10,000.00              10,000.00        10,000.00
5/00     10,270.00           9,870.00              10,031.20        10,105.00
6/00      9,650.00           9,264.00               9,634.97         9,643.20
7/00      9,880.00           9,484.80               9,827.76         9,763.74
8/00     10,720.00          10,320.00              10,487.21        10,286.10
9/00     11,050.00          10,650.00              10,485.11        10,365.30


                                 AVERAGE ANNUAL
                                  TOTAL RETURN

                                    SINCE
                                  INCEPTION
                                  --------
GE Premier Value Equity            10.50%
GE Premier Value Equity w/load      6.50%
(maximum load)                      4.00%
Russell 1000 Value                  3.87%
S&P 500/BARRA Value                 4.85%


CLASS C SHARES
[CLASS C SHARES LINE GRAPH OMITTED]
PLOT POINTS FOLLOWS:

         GE PREMIER VALUE    GE PREMIER VALUE       S&P 500/BARRA     RUSSELL
         EQUITY FUND         EQUITY FUND W/LOAD     VALUE             1000 VALUE
4/28/00  10,000.00           10,000.00             10,000.00         10,000.00
5/00     10,270.00           10,170.00             10,031.20         10,105.00
6/00      9,650.00            9,553.50              9,634.97          9,643.20
7/00      9,880.00            9,781.20              9,827.76          9,763.74
8/00     10,720.00           10,620.00             10,487.21         10,286.10
9/00     11,050.00           10,950.00             10,485.11         10,365.30


                                 AVERAGE ANNUAL
                                  TOTAL RETURN

                                     SINCE
                                   INCEPTION
                                   ---------
GE Premier Value Equity            10.50%
GE Premier Value Equity w/load      9.50%
(maximum load)                      1.00%
Russell 1000 Value                  3.87%
S&P 500/BARRA Value                 4.85%


CLASS Y SHARES
[CLASS Y SHARES LINE GRAPH OMITTED]
PLOT POINTS FOLLOWS:

    GE PREMIER VALUE EQUITY FUND       S&P 500/BARRA VALUE  RUSSELL 1000 VALUE
4/28/00  10,000.00                          10,000.00        10,000.00
5/00     10,280.00                          10,031.20        10,105.00
6/00      9,670.00                           9,634.97         9,643.20
7/00      9,900.00                           9,827.76         9,763.74
8/00     10,760.00                          10,487.21        10,286.10
9/00     11,090.00                          10,485.11        10,365.30

                                 AVERAGE ANNUAL
                                  TOTAL RETURN

                           SINCE
                         INCEPTION
                         --------
GE Premier Value Equity   10.90%
Russell 1000 Value         3.87%
S&P 500/BARRA Value        4.85%


 SEE NOTES TO PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

                                                    GE PREMIER VALUE EQUITY FUND

                                      SCHEDULE OF INVESTMENTS SEPTEMBER 30, 2000
GE PREMIER VALUE EQUITY FUND
[PIE CHART OMITTED]
PLOT POINTS FOLLOWS:

MISCELLANEOUS      2.7%
FINANCIAL         26.5%
UTILITIES         20.7%
ENERGY            15.0%
CAPITAL GOODS     11.4%
CONSUMER CYCLICAL  6.2%
BASIC MATERIALS    5.7%
CASH & OTHER       5.1%
CONSUMER STABLE    4.2%
TECHNOLOGY         2.6%



                                       NUMBER
                                    OF SHARES         VALUE
--------------------------------------------------------------------------------
COMMON STOCK -- 94.9%
--------------------------------------------------------------------------------
BASIC MATERIALS -- 5.7%

Alcoa Inc. ........................    4,481   $    113,425
Bowater Inc. ......................    7,707        357,894
Westvaco Corp. ....................   11,292        301,355
                                                    772,674

CAPITAL GOODS -- 11.4%

Boeing Co. ........................   10,396        654,948
Eaton Corp. .......................    5,377        331,358
Emerson Electric Co. ..............    6,093        408,231
Martin Marietta Materials Inc. ....    3,428        131,224
                                                  1,525,761

CONSUMER - CYCLICAL -- 6.2%

CVS Corp. .........................    3,047        141,114
Delphi Automotive Systems Corp. ...   17,924        271,101
Interpublic Group Cos. Inc. .......    5,825        198,414
McDonald's Corp. ..................    7,170        216,444
                                                    827,073

CONSUMER - STABLE -- 4.2%

Baxter International Inc. .........    5,378        429,232
Philip Morris Cos. Inc. ...........    4,481        131,909
                                                    561,141

ENERGY -- 15.0%

BP Amoco PLC ADR ..................    4,481        237,493
Conoco Inc. (Class B) .............    9,858        265,550
Devon Energy Corp. ................    8,872        533,651
Exxon Mobil Corp. .................    7,368        656,673
Tosco Corp. .......................   10,217        318,642
                                                  2,012,009





                                       NUMBER
                                    OF SHARES         VALUE
--------------------------------------------------------------------------------
FINANCIAL -- 26.5%

AFLAC Inc. ........................    8,066   $    516,728
Allstate Corp. ....................   13,443        467,144
Aon Corp. .........................    8,962        351,759
Bank One Corp. ....................    4,429        171,070
Chase Manhattan Corp. .............    3,584        165,536
Chubb Corp. .......................    1,792        141,792
Citigroup Inc. ....................    9,560        516,837
FleetBoston Financial Corp. .......   11,382        443,898
Hartford Financial Services
   Group Inc. .....................    4,481        326,833
PNC Financial Services Group ......    5,556        361,140
U.S. Bancorp. .....................    4,481        101,943
                                                  3,564,680

MISCELLANEOUS -- 2.6%

SPDR Trust ........................    2,453        352,312

TECHNOLOGY -- 2.6%

Axcelis Technologies Inc. .........    3,137         37,252(a)
First Data Corp. ..................    1,793         70,039(h)
PerkinElmer Inc. ..................    2,287        238,706
                                                    345,997

UTILITIES -- 20.7%

AT&T Corp. ........................    3,137         92,149
Dominion Resources Inc. ...........    7,887        457,939
Duke Energy Corp. .................    6,990        599,393
El Paso Energy Corp. ..............    5,825        358,966
PECO Energy Co. ...................    5,467        331,095
SBC Communications Inc. ...........   10,306        515,300
Verizon Communications ............    5,377        260,448
WorldCom Inc. .....................    5,377        163,327(a)
                                                  2,778,617

TOTAL INVESTMENTS IN SECURITIES
   (COST $11,529,920) .............              12,740,264

-------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 4.2%
-------------------------------------------------------------------------------

GEI Short-Term Investment Fund
   (COST $566,163) ................  566,163        566,163

OTHER ASSETS AND LIABILITIES,
   NET 0.9% .......................                 125,324
                                                -----------

NET ASSETS-- 100% .................             $13,431,751
                                                ===========


---------
See Notes to Schedules of Investments and Financial Statements.

                                                                 GE INCOME FUNDS


Q&A

ROBERT MACDOUGALL LEADS THE FIXED INCOME TEAM AT GE ASSET MANAGEMENT. TOTAL ASSETS UNDER HIS MANAGEMENT EXCEEDS $31 BILLION. BOB JOINED GEAM IN 1986 AS A MUTUAL FUND PORTFOLIO MANAGER AND WAS APPOINTED TO HEAD THE TAXABLE FIXED INCOME TEAM IN 1992, AND THE TAX-EXEMPT FIXED INCOME TEAM IN 1998. PREVIOUSLY HE WAS WITH GE'S CORPORATE TREASURY OPERATION MANAGING THE COMPANY'S $2 BILLION PORTFOLIO OF MARKETABLE SECURITIES AND SUPPORTING THE TREASURER IN THE AREAS OF DEBT MANAGEMENT AND CAPITAL STRUCTURE PLANNING. PRIOR TO THAT, BOB HELD VARIOUS FINANCIAL MANAGEMENT POSITIONS SINCE JOINING GE IN 1973. HE HOLDS BACHELOR'S AND MASTER'S DEGREES IN BUSINESS ADMINISTRATION FROM THE UNIVERSITY OF MASSACHUSETTS.



Q. REVIEW WHAT HAPPENED IN THE FIXED INCOME MARKET OVER THE ONE-YEAR PERIOD ENDED SEPTEMBER 30, 2000.

A.  For the twelve months ended
    September 30, 2000, the U.S. fixed income market was clearly defined by an "inversion" in the yield curve. Yields on short maturity notes became greater than the yields of long maturity bonds. The cause of this atypical reshaping of the yield curve was twofold. Strong economic growth, driven by explosive demand from consumers confident from increasing job growth and stock market gains, forced the Federal Reserve to take action against the risk of higher inflation, typically a byproduct of a strong economy. By May of 2000, the Federal Reserve had raised the Federal Funds rate 175 basis points to 6.50%, a nine year high. This caused yields in the front end of the curve to rise. Conversely, the long dated economic expansion created a surplus in the federal budget. This enabled the U.S. Treasury to announce in January 2000 their intention to reduce the amount of quarterly debt issuance and to buy back Treasury debt, particularly long maturity issues. This expected reduction in supply drove yields on long Treasuries downward. On May 16, 2000, the last time the Fed raised rates, two-year notes yielded 76 basis points more than 30-year bonds. Since May 2000, the Federal Reserve has held monetary policy steady as economic growth appears to be softening, the stock market has stumbled, and productivity gains hold inflation fears in check. Recently, market expectations for further Federal Reserve tightening through year- end dropped to zero, easing rates in the short end of the yield curve; however, inflationary risks posed by higher oil prices have put upward pressure on long yields. By the end of the period, two-year notes yielded 5.60% and 30-year bonds yielded 5.88%, up 37 basis points and down 17 basis points, respectively.

    For the twelve-month period, the U.S. fixed income market posted a total return of 6.99%, as measured by the Lehman Brothers Aggregate Bond Index. Long maturity Treasuries (greater than 20 years) were the star performers, providing investors with a 10.12% return. Investors were punished for holding government agency and corporate securities versus U.S. Treasuries. Agency yield spreads widened in reaction to a congressional debate over benefits from government sponsorship enjoyed by these issuers. Inversion of the yield curve, poor liquidity and credit concerns due to stock buybacks and leveraged buy-outs caused corporate spreads to widen dramatically, particularly on longer maturity issues. As a result, the corporate sector posted the worst relative performance (4.99% return) for the period. Although the securitized asset classes such as mortgage-backed and asset-backed sectors suffered spread widening in the first half of 2000 due to yield curve inversion, these security types still managed to outperform U.S. Treasuries for the full twelve months.



[PHOTO OMITTED]

GE FIXED INCOME FUND


Q. HOW DID THE GE FIXED INCOME FUND'S BENCHMARK AND PEER GROUP PERFORM FOR THE ONE-YEAR PERIOD ENDED SEPTEMBER 30, 2000?

A. The Lehman Brothers Aggregate Bond Index returned 6.99% for the period. The average return for the Lipper Intermediate Government Bond peer group, consisting of 141 funds, was 5.77%. To see how your class of shares in the GE Fixed Income Fund performed relative to its benchmark and peers, please refer to page 62.


Q.  WHAT WERE THE PRIMARY DRIVERS OF FUND PERFORMANCE?

A. The Fund performed well versus its peer group. Before fees, the Fund slightly underperformed the benchmark. Relative overweight positions in corporate and commercial mortgage-backed securities provided positive returns in the final quarter of 1999. Relative return was also enhanced by an above market weighting in long maturity Treasury bonds, which outperformed due to the inversion of the yield curve. Underperformance by the agency and corporate sectors in 2000 somewhat offset these positive drivers of return.

GE GOVERNMENT
    SECURITIES FUND


Q. HOW DID THE GE GOVERNMENT SECURITIES FUND'S BENCHMARK AND LIPPER PEER GROUP PERFORM FOR THE ONE-YEAR PERIOD ENDED SEPTEMBER 30, 2000?

A. The Lehman Brothers Government Bond Index posted a total return of 7.18% compared to the average return for the 141 Intermediate Government Bond funds making up the Lipper peer group, of 5.77%. To see how your class of shares in the GE Government Securities Fund performed over this period, please refer to page 69.


Q.  WHAT WERE THE PRIMARY DETERMINANTS OF FUND PERFORMANCE?

A. While the Fund outperformed the Lehman Brothers Government Bond Index before fees and expenses, net performance lagged that of the benchmark. The Fund performed strongly within its peer group during the period. This positive relative performance was attributable to the Fund's allocation to mortgage-backed and commercial mortgage-backed securities.

GE SHORT-TERM
    GOVERNMENT FUND


Q. HOW DID THE GE SHORT-TERM GOVERNMENT FUND'S BENCHMARK AND LIPPER PEER GROUP PERFORM FOR THE ONE-YEAR PERIOD ENDED SEPTEMBER 30, 2000?

A. The Lehman Brothers 1-3 Year Government Bond Index posted a total return of 5.84% compared to the average return for the Lipper peer group of 189 Short-Term U.S. Government Bond funds of 5.49%. To see how your class of shares in the GE Short-Term Government Fund performed over this period, please refer to page 72.


Q.  WHAT WERE THE PRIMARY DETERMINANTS OF FUND PERFORMANCE?

A. Before fees and expenses, the Fund outperformed the Lehman Brothers 1-3 Year Government Bond Index for the period. It also outperformed the average return within its Lipper peer group. Allocations to mortgage-backed and asset-backed securities contributed significantly to the Fund's strong relative performance.

OVERALL


Q.  WHAT IS YOUR OUTLOOK FOR THE BOND MARKET?

A. Looking ahead, we expect the Federal Reserve will hold monetary policy steady through year-end while keeping their bias towards raising rates given the tight labor market and inflationary effects of higher energy costs. With the 10-year Treasury yielding 70 basis points less than the Fed Funds rate, bonds appear fully priced. However, interest rates should remain range-bound, waiting for a clearer view of economic growth and inflation. We believe that the recent normalization (steepening) of the yield curve will continue over the near term, which should favor non-Treasury securities. Therefore, selective positioning in spread sectors and good security selection should provide above market returns through added income and positive relative price performance.

                                                            GE FIXED INCOME FUND


--------------------------------------------------------------------------------
                                 QUALITY RATINGS
                              AT SEPTEMBER 30, 2000
--------------------------------------------------------------------------------
                              Percent of
Moody's/S&P Rating**          Market Value
--------------------------------------------------------------------------------
Aaa or better                   79.46%
A to AA                         13.57%
Below A                          6.67%
Other                            0.30%
--------------------------------------------------------------------------------
                               100.00%

** MOODY'S INVESTORS SERVICE, INC. AND STANDARD & POOR'S ARE NATIONALLY
   RECOGNIZED STATISTICAL RATING ORGANIZATIONS.



                               INVESTMENT PROFILE
              A mutual fund designed for investors who seek maximum
            income consistent with prudent investment management and
              the preservation of capital by investing primarily in
                fixed income securities including government and
                         corporate bonds and asset- and
                           mortgage-backed securities
                             including CMOs & ARMs.


                         * LIPPER PERFORMANCE COMPARISON
                     INTERMEDIATE U.S. GOVERNMENT PEER GROUP
       BASED ON AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED 9/30/00

                          One     Five
                         Year     Year
                       -------- --------
   Number of
   Funds in
   peer group:            141       92

   Peer group
   average annual
   total return:        5.77%    5.40%

  Lipper categories
  in peer group:  INTERMEDIATE U.S. GOVERNMENT, INTERMEDIATE U.S. TREASURY

 *SEE NOTES TO PERFORMANCE FOR EXPLANATION OF PEER CATEGORIES




                           COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT

CLASS A SHARES+
[CLASS A SHARES LINE GRAPH OMITTED]
PLOT POINTS FOLLOWS:

         GE Fixed Income   GE Fixed Income w/load    LB Aggregate
2/22/93  10,000.00          9,575.00                 10,000.00
         10,081.05          9,655.60                 10,041.80
9/93     10,524.00         10,079.81                 10,576.96
         10,249.59          9,816.97                 10,279.87
9/94     10,211.26          9,780.18                 10,235.87
         10,700.74         10,248.90                 10,792.61
9/95     11,519.50         11,033.11                 11,675.08
         11,743.72         11,247.85                 11,955.18
9/96     11,991.43         11,485.12                 12,244.82
         12,293.78         11,774.71                 12,542.24
9/97     13,124.17         12,570.04                 13,437.82
         13,651.43         13,075.03                 14,047.16
9/98     14,444.00         13,834.25                 14,983.10
         14,388.18         13,781.04                 14,957.20
9/99     14,270.44         13,668.26                 14,926.95
         14,518.41         13,905.77                 15,237.89
9/00     15,117.54         14,479.62                 15,969.85


                                 AVERAGE ANNUAL
                                  TOTAL RETURN

                       ONE     FIVE     SINCE
                       YEAR    YEAR   INCEPTION
                       ----    ----   ---------
GE Fixed Income        5.94%   5.59%   5.58%
GE Fixed Income w/load 1.45%   4.67%   4.99%
(maximum load-4.25%)
LB Aggregate           6.99%   6.46%   6.35%


CLASS B SHARES
[CLASS B SHARES LINE GRAPH OMITTED]
PLOT POINTS FOLLOWS:

         GE Fixed Income   GE Fixed Income w/load    LB Aggregate
12/22/93 10,000.00         10,000.00                 10,000.00
          9,742.02          9,742.02                  9,713.37
9/94      9,669.13          9,669.13                  9,671.19
         10,094.77         10,094.77                 10,197.85
9/95     10,827.50         10,827.50                 11,031.69
         10,997.08         10,997.08                 11,296.35
9/96     11,196.65         11,196.65                 11,570.04
         11,437.39         11,437.39                 11,851.06
9/97     12,164.50         12,164.50                 12,697.29
         12,616.61         12,616.61                 13,273.05
9/98     13,288.00         13,288.00                 14,157.41
         13,198.88         13,198.88                 14,132.94
9/99     13,042.69         13,042.69                 14,104.35
         13,239.82         13,239.82                 14,398.16
9/00     13,787.91         13,787.91                 15,089.78

                                 AVERAGE ANNUAL
                                  TOTAL RETURN

                        ONE     FIVE       SINCE
                        YEAR    YEAR    INCEPTION
                        ----    ----    ---------
GE Fixed Income         5.15%   4.84%   4.85%
GE Fixed Income w/load  2.16%   4.84%   4.85%
(maximum load)          3.00%   0.00%   0.00%
LB Aggregate            6.99%   6.46%   6.26%



CLASS C SHARES
[CLASS C SHARES LINE GRAPH OMITTED]
PLOT POINTS FOLLOWS:

         GE Fixed Income   GE Fixed Income w/load    LB Aggregate
10/1/99  10,000.00         10,000.00                   10,000.00
10/99    10,022.60         10,022.60                   10,037.00
11/99    10,019.69         10,019.69                   10,036.00
12/99     9,967.76          9,967.76                    9,987.82
01/00     9,913.49          9,913.49                    9,954.86
02/00    10,019.31         10,019.31                   10,075.32
03/00    10,134.71         10,035.99                   10,208.31
04/00    10,081.53          9,983.74                   10,178.71
05/00    10,047.88          9,950.77                   10,173.62
06/00    10,240.50         10,142.03                   10,385.23
07/00    10,316.57         10,217.85                   10,479.74
08/00    10,455.07         10,355.49                   10,631.69
09/00    10,514.93         10,415.27                   10,698.67


                                 AVERAGE ANNUAL
                                  TOTAL RETURN

                        ONE       SINCE
                        YEAR    INCEPTION
                       ------   ---------
GE Fixed Income         5.15%   5.15%
GE Fixed Income w/load  4.15%   4.15%
(maximum load)          1.00%   1.00%
LB Aggregate            6.99%   6.99%


CLASS Y SHARES
[CLASS Y SHARES LINE GRAPH OMITTED]
PLOT POINTS FOLLOWS:

         FIXED INCOME      LB AGGREGATE
11/29/93 10,000.00         10,000.00
          9,790.00          9,766.01
9/94      9,765.50          9,724.21
         10,246.42         10,253.12
9/95     11,044.37         11,091.48
         11,269.08         11,357.58
9/96     11,521.71         11,632.74
         11,828.12         11,915.30
9/97     12,643.48         12,766.11
         13,178.51         13,344.99
9/98     13,950.00         14,234.14
         13,924.76         14,209.54
9/99     13,827.95         14,180.80
         14,073.04         14,476.20
9/00     14,672.97         15,171.57


                                 AVERAGE ANNUAL
                                  TOTAL RETURN

                     ONE  FIVE    SINCE
                    YEAR  YEAR  INCEPTION
                   -----  ----  ---------
GE Fixed Income    6.11%  5.85% 5.77%
LB Aggregate       6.99%  6.46% 6.28%







  SEE NOTES TO PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

                                                            GE FIXED INCOME FUND

                                      SCHEDULE OF INVESTMENTS SEPTEMBER 30, 2000
GE FIXED INCOME FUND
[PIE CHART OMITTED]
PLOT POINTS FOLLOWS:


MORTGAGE BACKED      41.4%
CORPORATE NOTES      25.9%
FEDERAL AGENCIES     13.4%
U.S. TREASURIES      12.0%
ASSET BACKED & OTHER  7.3%

                                    PRINCIPAL
                                       AMOUNT         VALUE
--------------------------------------------------------------------------------
BONDS AND NOTES -- 106.1%
--------------------------------------------------------------------------------
U.S. TREASURIES -- 12.0%

U.S. Treasury Bonds
   8.125%   08/15/19 ..........   $8,485,000    $10,363,664(h)
   6.125%   08/15/29 ..........    1,315,000      1,343,154(j)
   6.25%    05/15/30 ..........    4,060,000      4,266,816(j)
                                                 15,973,634
U.S. Treasury Notes
   6.75%    05/15/05 ..........    1,890,000      1,957,927(j)
   3.875%   01/15/09 ..........    1,289,227      1,277,546(h,q)
   5.75%    08/15/10 ..........      250,000        249,375
                                                  3,484,848
TOTAL U.S. TREASURIES
   (COST $19,303,280) .........                  19,458,482

FEDERAL AGENCIES -- 13.4%

Federal Home Loan Bank
   6.75%    05/01/02 ..........    6,160,000      6,179,219(j)

Federal Home Loan Mortgage Corp.
   7.375%   05/15/03 ..........      240,000        244,762
   6.22%    03/18/08 ..........      880,000        827,886
                                                  1,072,648
Federal National Mortgage Assoc.
   5.75%    04/15/03 ..........      685,000        672,478
   5.125%   02/13/04 ..........    1,715,000      1,641,032
   5.78%    05/05/04 ..........      685,000        661,772
   7.00%    07/15/05 ..........    5,595,000      5,689,388(j)
   6.99%    07/09/07 ..........      945,000        922,112
   5.64%    12/10/08 ..........      935,000        879,209
   6.04%    02/25/09 ..........    1,575,000      1,468,435
   7.25%    01/15/10 ..........    1,005,000      1,036,406(j)
   6.00%    TBA ...............    1,633,000      1,524,814(c)
                                                 14,495,646

TOTAL FEDERAL AGENCIES
   (COST $21,849,893) .........                  21,747,513



                                    PRINCIPAL
                                       AMOUNT         VALUE
--------------------------------------------------------------------------------
AGENCY MORTGAGE BACKED -- 31.5%

Federal Home Loan Mortgage Corp.
   7.50%    11/01/09 ..........   $  300,975 $      303,891
   7.50%    06/01/10 ..........      352,178        355,150
   9.00%    12/01/16 ..........      180,922        186,121
   9.50%    04/01/21 ..........       15,882         16,507(h)
   6.00%    04/01/29-08/01/29 .    2,683,429      2,508,175
   6.50%    04/01/29-08/01/29 .    5,226,232      5,028,032
   6.00%    01/01/30 ..........      894,085        835,693
   6.50%    01/01/30-07/01/30 .      812,961        781,319
   7.00%    02/01/30-04/01/30 .      346,247        339,504
   7.50%    01/01/30-02/01/30 .      492,717        491,943
   7.00%    TBA ...............    3,250,000      3,183,993(c)
   7.50%    TBA ...............    7,925,000      7,912,637(c)
                                                 21,942,965
Federal National Mortgage Assoc.
   9.00%    06/01/09 ..........      632,685        661,551
   7.50%    12/01/09 ..........      312,300        315,076
   7.00%    08/01/13 ..........      118,762        118,651
   7.50%    02/01/14 ..........      228,769        231,127
   6.00%    09/01/14 ..........      353,599        340,225
   8.00%    07/01/15 ..........       55,782         56,792
   9.00%    04/01/16 ..........      682,281        701,644
   9.00%    12/01/17 ..........      226,325        234,174
   9.00%    12/01/22 ..........      259,727        268,735
   7.50%    12/01/23 ..........      410,182        414,014
   6.50%    01/01/29-12/01/29 .    5,106,872      4,903,891
   6.00%    10/01/29 ..........      921,500        860,746
   7.00%    12/01/29 ..........      316,927        310,389
   6.50%    01/01/30 ..........      141,727        136,013
   7.00%    01/01/30-02/01/30 .      462,566        453,127
   7.50%    01/01/30-02/01/30 .      682,460        680,754
   8.50%    07/01/30-09/01/30 .    1,120,350      1,146,738
   6.00%    TBA ...............      380,000        365,632(c)
   6.50%    TBA ...............      610,000        585,411(c)
   6.50%    TBA ...............    7,011,000      6,872,954(c)
                                                 19,657,644
Government National Mortgage Assoc.
   7.00%    03/15/12 ..........    1,074,542      1,078,572
   9.00%    11/15/16 ..........      602,595        633,285
   9.00%    01/15/17-11/15/17 .      470,968        494,954
   9.00%    12/15/21 ..........       50,183         52,316
   7.50%    01/15/23-12/15/23 .    1,447,079      1,455,659
   6.50%    02/15/24-04/15/24 .      849,915        822,556
   8.00%    07/15/27-11/15/27 .      652,144        663,967
   7.00%    02/15/28-04/15/28 .      737,631        726,567
   6.50%    04/15/28 ..........    1,512,943      1,457,145
   7.50%    01/15/28-09/15/28 .      686,859        689,211
   8.00%    12/15/29 ..........       26,490         26,962
   8.00%    01/15/30-06/15/30 .    1,495,009      1,521,635
                                                  9,622,829
TOTAL AGENCY MORTGAGE BACKED
   (COST $51,124,284) .........                  51,223,438


---------
See Notes to Schedules of Investments and Financial Statements.

                                                            GE FIXED INCOME FUND

                                      SCHEDULE OF INVESTMENTS SEPTEMBER 30, 2000




                                    PRINCIPAL
                                       AMOUNT         VALUE
--------------------------------------------------------------------------------
AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS -- 4.6%

Collateralized Mortgage Obligation Trust
   8.31%    09/01/15 ............ $   19,900    $    17,746(d,f)
   7.28%    11/01/18 ............     58,720         38,462(d,f)
                                                     56,208
Federal Home Loan Mortgage Corp.
   8.00%    04/15/20 ............     28,899         29,620
   6.204%   02/15/22 ............    165,000        146,122
   7.75%    03/15/22 ............    984,724        989,028
   5.75%    06/15/23 ............    293,000        281,298
   5.46%    10/15/23 ............    179,902         96,303(d,f)
   6.894%   02/15/24 ............    139,000        125,057
   7.50%    07/15/27 ............     61,710         16,546(g)
   7.00%    01/15/28 ............    101,000         38,474(g)
   6.04%    04/01/29 ............    376,388        243,652(d,f)
   6.34%    06/15/29 ............  2,403,833      1,521,176(d,f)
   7.50%    06/15/29-07/15/29 ...    709,827        153,969(g)
   2.745%   09/15/29 ............    303,798        193,481
   4.461%   03/15/30 ............    460,131        331,299
                                                  4,166,025
Federal Home Loan Mortgage Corp. STRIPS
   8.00%    02/01/23 ............    123,851         33,207(g)
   8.00%    07/01/24 ............    133,520         37,244(g)
   5.50%    08/01/27 ............    295,906        213,236(d,f)
   8.00%    01/01/28 ............    129,122         36,032(g)
   5.97%    04/01/28 ............     95,515         63,040(d,f)
                                                    382,759
Federal National Mortgage Assoc.
   6.18%    10/25/29 ............    249,106        159,348(d,f)
   7.00%    12/01/29 ............    428,373        117,535(g)
                                                    276,883
Federal National Mortgage Assoc. REMIC
   1,080.912%03/25/22 ...........        341         11,519(d,g)
   1,008.00%05/25/22 ............        413         11,398(d,g)
   5.62%    12/25/22 ............     55,834         41,765(d,f)
   3.561%   12/18/29 ............    144,210         95,088
                                                    159,770
Federal National Mortgage Assoc. STRIPS
   8.50%    03/01/17-04/01/17 ...     72,356         18,226(g)
   8.50%    01/01/18 ............      8,487          2,130(g)
   9.00%    05/25/22 ............     57,289         15,769(g)
   8.50%    07/25/22 ............    107,555         29,234(g)
   8.00%    02/01/23-08/01/23 ...  1,511,074        430,328(g)
   7.50%    11/01/23 ............    195,111         56,947(g)
   8.00%    07/01/24 ............    459,105        128,260(g)
   8.00%    11/01/26 ............    307,314         84,175(g)
   7.50%    04/01/27-07/01/27 ...  3,056,887        871,280(g)
   5.93%    05/01/28 ............    850,623        560,612(d,f)
   8.00%    11/01/29 ............    564,759        143,425(g)
   5.24%    05/01/30 ............    176,293        131,118(d,f)
                                                  2,471,504
TOTAL AGENCY COLLATERALIZED
   MORTGAGE OBLIGATIONS
   (COST $7,549,185) ............                 7,513,149

ASSET BACKED -- 13.4%

Advanta Mortgage Loan Trust Corp.
   6.30%    07/25/25 ............     19,672         18,658
American Express Credit Account
   Master Trust
   6.821%   03/15/05 ............    107,000        107,268



                                    PRINCIPAL
                                       AMOUNT         VALUE
--------------------------------------------------------------------------------
American Express Master Trust
   6.771%   08/15/04 ............$ 1,244,000  $   1,246,326(i)
Arran Master Trust
   6.80%    03/15/05 ............    100,000        100,062(p)
Citibank Credit Card Master Trust I
   5.75%    01/15/03 ............     41,000         40,872
   5.30%    01/09/06 ............    375,000        359,411
Discover Card Master Trust I
   6.731%   09/15/04 ............  2,200,000      2,200,682(i)
   6.801%   11/15/07 ............  1,000,000      1,000,781(p)
First Chicago Master Trust II
   6.861%   12/15/03 ............  1,000,000      1,002,500
   6.746%   08/15/04 ............  1,500,000      1,499,055
First Deposit Master Trust
   Series 1996-1
   6.791%   08/15/07 ............  2,000,000      2,003,740(d,p)
Ford Credit Auto Loan Master Trust
   5.50%    02/15/03 ............     95,000         94,545
Ford Credit Auto Owner Trust
   7.03%    11/15/03 ............  1,305,000      1,311,729
Green Tree Financial Corp.
   Series 1993-1
   6.90%    04/15/18 ............     99,753         98,817
MBNA Master Credit Card Trust
   6.746%   06/15/04 ............  1,000,000      1,001,250
   6.851%   04/15/05 ............    358,000        359,228(i)
   6.70%    11/15/05 ............  1,000,000      1,000,310(p)
Metris Master Trust
   6.833%   01/22/07 ............  2,000,000      2,000,000(p)
Mid State Trust
   7.54%    07/01/35 ............     45,873         42,648
National City Credit Card
   Master Trust
   6.791%   08/15/07 ............  1,000,000        999,757(p)
Providian Gateway Master Trust
   6.84%    03/15/07 ............  1,050,000      1,050,000
Providian Master Trust
   6.788%   04/15/09 ............  3,000,000      3,000,000(p)
Superior Wholesale Inventory
   Financing Trust
   6.905%   04/15/07 ............  1,000,000      1,001,170(p)
West Penn Funding LLC
   6.81%    09/25/08 ............    117,000        116,653
Yorkshire Power Pass-Through
   Asset Trust
   8.25%    02/15/05 ............    160,000        165,707(b)

TOTAL ASSET BACKED
   (COST $21,806,646) ...........                21,821,169

CORPORATE NOTES -- 25.9%

Abbey National Capital Trust I
   8.963%   12/29/49 ............    295,000        295,709(i)
Abbey National PLC
   6.70%    06/29/49 ............    220,000        199,129(i)
   7.35%    10/29/49 ............    145,000        137,986(i)
Abitibi-Consolidated Inc.
   8.30%    08/01/05 ............    115,000        117,798
AES Drax Holdings Ltd.
   10.41%   12/31/20 ............    200,000        209,900(b)
Aetna Services Inc.
   6.97%    08/15/36 ............    330,000        327,700



----------
See Notes to Schedules of Investments and Financial Statements.

                                                            GE FIXED INCOME FUND

                                      SCHEDULE OF INVESTMENTS SEPTEMBER 30, 2000




                                    PRINCIPAL
                                       AMOUNT         VALUE
--------------------------------------------------------------------------------
AFLAC Inc.
   6.50%    04/15/09 ...........  $  110,000   $    102,169
Ahold Finance USA Inc.
   8.25%    07/15/10 ...........     180,000        181,154
AIG SunAmerica GBL Fin II
   7.60%    06/15/05 ...........     315,000        323,593(b)
Allstate Corp.
   7.20%    12/01/09 ...........   1,160,000      1,141,823
Amerada Hess Corp.
   7.875%   10/01/29 ...........     340,000        339,150
American Airlines Inc.
   9.71%    01/02/07 ...........     258,727        276,929
   6.855%   04/15/09 ...........     116,956        115,351
   10.18%   01/02/13 ...........      75,000         83,120
Armstrong World Industries Inc.
   7.45%    05/15/29 ...........     165,000         89,592
Arvin Industries Inc.
   7.125%   03/15/09 ...........     110,000         97,666
Associates Corp. of North America
   6.375%   10/15/02 ...........     300,000        297,609
   5.75%    11/01/03 ...........     935,000        906,539
Bank One Corp.
   6.896%   01/07/02 ...........     500,000        499,950(p)
   6.40%    08/01/02 ...........     125,000        124,161
Barclays Bank PLC
   8.55%    09/29/49 ...........     275,000        276,265(b)
BCI US Funding Trust I
   8.01%    12/29/49 ...........     150,000        139,626(b,i)
Beckman Instruments Inc.
   7.10%    03/04/03 ...........     100,000         97,002
Bell Telephone Co. - Pennsylvania
   8.35%    12/15/30 ...........      75,000         79,340
Bellsouth Capital Funding
   7.875%   02/15/30 ...........     395,000        407,462
Bellsouth Telecomm Inc.
   6.375%   06/01/28 ...........     465,000        399,077
Boeing Capital Corp.
   7.10%    09/27/05 ...........     375,000        377,265
Boston University
   7.625%   07/15/97 ...........     325,000        296,374
Brascan Ltd.
   7.375%   10/01/02 ...........      60,000         58,832
Bristol-Myers Squibb Co.
   6.875%   08/01/97 ...........     100,000         92,064
CBS Corp.
   7.15%    05/20/05 ...........     170,000        170,284
CIT Group Inc.
   7.125%   10/15/04 ...........     620,000        617,545
Citigroup Inc.
   7.45%    06/06/02 ...........     300,000        303,495
Clear Channel Communications Inc.
   7.25%    09/15/03 ...........     255,000        255,468
   7.875%   06/15/05 ...........     195,000        198,945
Coastal Corp.
   7.75%    06/15/10 ...........     350,000        355,050
ConAgra Foods Inc.
   7.50%    09/15/05 ...........     190,000        191,322
Conseco Inc.
   8.70%    11/15/26 ...........      37,000         15,910
Corporacion Andina de Fomento
   6.75%    03/15/05 ...........     190,000        183,911
CSC Holdings Inc.
   8.125%   07/15/09 ...........     200,000        197,918




                                    PRINCIPAL
                                       AMOUNT         VALUE
--------------------------------------------------------------------------------
CSX Corp.
   6.25%    10/15/08 ............ $  240,000   $    217,495
DaimlerChrysler AG
   7.40%    01/20/05 ............    275,000        276,466
DaimlerChrysler NA Holding Corp.
   6.78%    09/16/02 ............  2,000,000      1,999,724(p)
Delphi Automotive Systems Corp.
   6.125%   05/01/04 ............    245,000        233,823
Deutsche Telekom AG
   7.75%    06/15/05 ............    505,000        516,964
   8.25%    06/15/30 ............    910,000        934,815
Dominion Resources Inc.
   7.60%    07/15/03 ............    125,000        126,234
Dresdner Funding Trust I
   8.151%   06/30/31 ............    415,000        370,815(b)
Duke Capital Corp.
   7.25%    10/01/04 ............    845,000        850,814
Duke Energy Corp.
   5.375%   01/01/09 ............    400,000        351,904
Electronic Data Systems Corp.
   6.85%    10/15/04 ............    100,000         99,292
Empresa Nacional De Electricidad
   8.125%   02/01/97 ............    100,000         80,836
Enron Corp.
   8.00%    08/15/05 ............    330,000        335,612(b)
EOP Operating LP
   6.50%    01/15/04 ............    185,000        179,909
ERAC USA Finance Co.
   8.25%    05/01/05 ............    445,000        454,461(b)
Federated Department Stores Inc.
   8.50%    06/01/10 ............    150,000        149,577
First Union Corp.
   7.55%    08/18/05 ............    250,000        253,033
Ford Motor Co.
   7.375%   10/28/09 ............    325,000        317,531
   7.45%    07/16/31 ............    205,000        189,572
Ford Motor Credit Co.
   7.50%    06/15/03 ............    260,000        262,577
   7.60%    08/01/05 ............    380,000        383,940
   7.875%   06/15/10 ............    440,000        444,554
FPL Group Capital Inc.
   7.375%   06/01/09 ............    700,000        689,990
General Motors Acceptance Corp.
   5.75%    11/10/03 ............    110,000        106,158
   6.125%   01/22/08 ............    175,000        160,172
Georgia-Pacific Group
   9.95%    06/15/02 ............    105,000        108,962
Guangdong International Trust
   & Investment Corp.
   8.75%    10/24/16 ............     65,000          8,450(b,l)
Hanson PLC
   7.875%   09/27/10 ............    255,000        252,589
Heritage Media Corp.
   8.75%    02/15/06 ............    135,000        133,988
Honeywell International Inc.
   6.875%   10/03/05 ............    380,000        377,940
Household Finance Corp.
   6.125%   07/15/12 ............    135,000        133,041(i)
HSBC Capital Funding LP
   9.547%   06/30/10 ............    355,000        375,895(b)
  10.176%   06/30/30 ............    100,000        110,236(b)
Hydro-Quebec
   8.25%    04/15/26 ............    360,000        387,425



---------
See Notes to Schedules of Investments and Financial Statements.

                                                            GE FIXED INCOME FUND

                                      SCHEDULE OF INVESTMENTS SEPTEMBER 30, 2000




                                    PRINCIPAL
                                       AMOUNT         VALUE
--------------------------------------------------------------------------------
International Paper Co.
   8.00%    07/08/03 ............  $ 255,000     $  260,110(b)
   8.125%   07/08/05 ............    190,000        196,255(b)
Israel Electric Corp. Ltd.
   8.10%    12/15/96 ............    240,000        205,397(b)
   7.125%   07/15/05 ............     95,000         93,207(b)
J.P. Morgan & Co.
   6.00%    01/15/09 ............    170,000        156,106
Koninklijke (Royal) KPN NV
   7.50%    10/01/05 ............    190,000        190,627(b)
Kroger Co.
   7.375%   03/01/05 ............    130,000        128,176
LCI International Inc.
   7.25%    06/15/07 ............    366,000        358,922
Lehman Brothers Holdings Inc.
   7.75%    01/15/05 ............    390,000        397,827
   8.25%    06/15/07 ............    160,000        165,680
   7.50%    08/01/26 ............    205,000        207,333
Lenfest Communications Inc.
   8.375%   11/01/05 ............    165,000        172,841
Liberty Property Ltd. Partnership
   7.50%    01/15/18 ............    125,000        107,860
Lockheed Martin Corp.
   7.95%    12/01/05 ............    330,000        338,049
   8.20%    12/01/09 ............    235,000        244,717
Lumbermens Mutual Casualty
   8.30%    12/01/37 ............     35,000         27,919(b)
Marconi Corp. PLC
   8.375%   09/15/30 ............    775,000        767,242
Meditrust
   7.114%   08/15/04 ............    130,000         71,175
Merita Bank Ltd.
   7.15%    12/29/49 ............    145,000        143,202(b,i)
Merrill Lynch & Co.
   5.71%    01/15/02 ............    195,000        192,102
MidAmerican Energy Co.
   7.375%   08/01/02 ............    245,000        245,645
Midwest Generation LLC
   8.56%    01/02/16 ............    490,000        481,018(b)
Monumental Global Funding II
   6.95%    10/01/03 ............    310,000        309,854(b)
Morgan Stanley, Dean Witter & Co.
   7.125%   01/15/03 ............    185,000        185,866
   5.625%   01/20/04 ............     75,000         72,172
   8.00%    06/15/10 ............    380,000        396,340
Nabisco Inc.
   6.70%    06/15/02 ............    550,000        539,181
   6.125%   02/01/33 ............    140,000        134,245
National Rural Utilities Cooperative
   6.046%   04/15/03 ............    115,000        113,238
NB Capital Trust IV
   8.25%    04/15/27 ............    220,000        207,275
News America Holdings Inc.
   7.625%   11/30/28 ............    200,000        179,462
Noram Energy Corp.
   6.375%   11/01/03 ............    140,000        137,089(i)
Northrop-Grumman Corp.
   8.625%   10/15/04 ............    130,000        135,508
Occidental Petroleum Corp.
   7.375%   11/15/08 ............    160,000        158,106
   8.45%    02/15/29 ............    195,000        204,141
Ontario Province of Canada
   7.375%   01/27/03 ............    270,000        273,575




                                    PRINCIPAL
                                       AMOUNT         VALUE
--------------------------------------------------------------------------------
Osprey Trust/Osprey I
   7.797%   01/15/03 ............   $250,000       $250,000(b)
Pactiv Corp.
   8.375%   04/15/27 ............    215,000        194,227
Pepsi Bottling Holdings Inc.
   5.375%   02/17/04 ............    300,000        285,966(b)
Petroleos Mexicanos
   9.50%    09/15/27 ............    340,000        351,050
Pharmacia Corp.
   5.75%    12/01/05 ............    150,000        142,894
Philip Morris Cos. Inc.
   7.20%    02/01/07 ............    100,000         96,073
Phillips Petroleum Co.
   8.50%    05/25/05 ............    125,000        132,132
   9.375%   02/15/11 ............    170,000        192,403
PP&L Capital Funding Inc.
   7.75%    04/15/05 ............    305,000        301,004
Procter & Gamble Co.
   9.36%    01/01/21 ............    205,000        233,729
Quebec Province of Canada
   7.50%    09/15/29 ............    235,000        234,739
Qwest Corp.
   7.625%   06/09/03 ............    550,000        556,705(b)
   5.625%   11/15/08 ............    150,000        132,695
Raytheon Co.
   7.90%    03/01/03 ............    250,000        252,012(b)
   6.75%    08/15/07 ............    200,000        189,472
Royal & Sun Alliance Insurance
   Group PLC
   8.95%    10/15/29 ............    210,000        208,719(b)
Royal Bank of Scotland Group PLC
   8.817%   03/31/49 ............    185,000        192,936
   9.118%   03/31/49 ............    265,000        278,239
Sprint Capital Corp.
   5.70%    11/15/03 ............    570,000        545,119
St. George Funding Co.
   8.485%   12/31/49 ............    100,000         84,165(b,i)
Stop & Shop Cos. Inc.
   9.75%    02/01/02 ............     80,000         82,570
SunAmerica Inc.
   5.60%    07/31/97 ............    485,000        343,074
Suntrust Bank Inc.
   6.00%    01/15/28 ............     65,000         59,873
Tele-Communications Inc.
   9.80%    02/01/12 ............    165,000        188,133
Telefonica Europe BV
   7.35%    09/15/05 ............    380,000        381,486
Texas Utilities Co.
   5.94%    10/15/01 ............    175,000        173,017(i)
Textron Inc.
   6.375%   07/15/04 ............    165,000        160,477
The Walt Disney Co.
   5.62%    12/01/08 ............    150,000        135,647
Time Warner Inc.
   7.57%    02/01/24 ............    275,000        257,958
Time Warner Pass-Through
   Asset Trust
   6.10%    12/30/01 ............    130,000        128,244(b)
Tosco Corp.
   7.625%   05/15/06 ............    105,000        106,577
TRW Inc.
   6.625%   06/01/04 ............    200,000        192,928
Turner Broadcasting Systems Inc.
   8.375%   07/01/13 ............    160,000        165,990



---------
See Notes to Schedules of Investments and Financial Statements.

                                                            GE FIXED INCOME FUND

                                      SCHEDULE OF INVESTMENTS SEPTEMBER 30, 2000




                                    PRINCIPAL
                                       AMOUNT         VALUE
--------------------------------------------------------------------------------
TXU Eastern Funding Co.
   6.45%    05/15/05 ............   $385,000       $364,214
Tyco International Group S.A.
   6.875%   09/05/02 ............    500,000        497,915
   6.25%    06/15/03 ............    105,000        102,281(i)
   7.00%    06/15/28 ............    135,000        118,608
Union Carbide Corp.
   6.79%    06/01/25 ............    370,000        365,253
Union Oil Co.
   7.35% 06/15/09 ...............    200,000        198,314
Union Pacific Co. (Series A)
   8.02%    07/02/12 ............    176,709        178,215
United Air Lines Inc.
   7.73%    07/01/10 ............    100,000        100,877
   9.56%    10/19/18 ............    125,000        126,476
United Illuminating Co.
   6.25%    12/15/02 ............     50,000         48,773
US Airways Pass-Through Trust
   8.36%    07/20/20 ............    284,493        293,349
USA Networks Inc.
   6.75%    11/15/05 ............    165,000        160,472
Viacom Inc.
   7.75%    06/01/05 ............    250,000        256,275
Visteon Corp.
   7.95%    08/01/05 ............     65,000         65,624
Vodafone AirTouch PLC
   7.625%   02/15/05 ............    465,000        471,584(b)
Wal-Mart Stores Inc.
   6.875%   08/10/09 ............    175,000        173,542
Williams Cos. Inc.
   6.125%   02/15/12 ............    235,000        231,799
WorldCom Inc.
   6.40%    08/15/05 ............    165,000        160,669
   8.875%   01/15/06 ............    200,000        206,988
Yale University
   7.375%   04/15/96 ............     70,000         66,958

TOTAL CORPORATE NOTES
   (COST $42,607,141) ...........                42,070,878

NON-AGENCY MORTGAGE BACKED SECURITIES -- 1.1%

Chase Commercial Mortgage
   Securities Corp.
   6.39%    11/18/08 ............    714,000        682,049
DLJ Commercial Mortgage Corp.
   6.24%    11/12/31 ............    698,000        658,476
First Union Lehman Brothers-
   Bank of America
   6.28%    06/18/07 ............     40,968         40,129
GS Mortgage Securities Corp.
   (Class A)
   6.86%    07/13/30 ............    207,000        205,485(g)
Nationslink Funding Corp.
   6.001%   11/20/07 ............    138,915        134,488

TOTAL NON-AGENCY MORTGAGE
   BACKED SECURITIES
   (COST $1,803,491) ............                 1,720,627

NON-AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS -- 4.2%

Countrywide Home Loans
   8.00%    07/25/30 ............    351,000        358,717



                                    PRINCIPAL
                                       AMOUNT         VALUE
--------------------------------------------------------------------------------
GMAC Commercial Mortgage
   Security Inc.
   6.42%    08/15/08 ............ $  237,000   $    225,491
Headlands Mortgage Securities
   Inc. (Class A)
   6.65%    02/25/29 ............    361,809        346,433
Holmes Financing PLC
   6.834%   07/15/05 ............  1,000,000      1,000,469(p)
   6.884%   07/15/07 ............  1,000,000      1,000,000(p)
LB Commercial Conduit
   Mortgage Trust
   7.105%   07/15/08 ............    394,107        397,107
Lehman Large Loan
   6.79%    06/12/04 ............    121,751        121,718
Merrill Lynch Mortgage
   Investors Inc.
   6.50%    05/01/30 ............    144,000        129,957
Morgan Stanley Capital I
   6.86%    05/15/06 ............    168,696        168,258(b)
   6.52%    01/15/08 ............     79,000         76,391
   6.76%    11/15/08 ............    941,639        934,283
   7.11%    07/15/09 ............    420,000        419,606
Norwest Asset Securities Corp.
   6.25%    12/25/28 ............    616,021        508,760
Norwest Integrated Structured
   Assets Inc. (Class A)
   7.50%    03/25/30 ............     93,940         93,764
Residential Accredit Loans Inc.
   7.75%    04/25/30 ............    273,000        271,457
Residential Asset
   Securitization Trust
   1.078%   08/25/30 ............  1,785,565         53,388(d,g)
Residential Funding Mortgage
   Securities I (Class A)
   6.50%    07/25/14 ............    288,747        280,988
Salomon Brothers Mortgage
   Securities Inc.
   7.00%    07/25/24 ............    162,243        143,595(i)
   7.00%    07/25/24 ............    218,551        198,737(f,i)
Structured Asset Securities Corp.
   1.463%   02/25/28 ............    755,198         40,592(d,g)

TOTAL NON-AGENCY COLLATERALIZED
   MORTGAGE OBLIGATIONS
   (COST $6,803,014) ............                 6,769,711

TOTAL BONDS AND NOTES
   (COST $172,846,934) ..........               172,324,967

                                     NUMBER OF
                                        SHARES         VALUE
--------------------------------------------------------------------------------
PREFERRED STOCK -- 0.4%
--------------------------------------------------------------------------------
Centaur Funding Corp.
   (Series B), 9.08%
   (COST $651,828) ..............        600        609,262(b)

TOTAL INVESTMENTS IN SECURITIES
   (COST $173,498,762) ..........               172,934,229



---------
See Notes to Schedules of Investments and Financial Statements.

                                                            GE FIXED INCOME FUND

                                      SCHEDULE OF INVESTMENTS SEPTEMBER 30, 2000



                                    PRINCIPAL
                                       AMOUNT         VALUE
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 18.9%
--------------------------------------------------------------------------------
COMMERCIAL PAPER -- 3.9%

National Australia Funding Inc.
   6.68%    10/02/00 ............$ 6,300,000  $   6,298,831(p)

FEDERAL AGENCIES -- 11.4%

Federal Farm Credit Bank
   6.25%    10/02/00 ............  2,570,000      2,569,554(d)
Federal Home Loan Bank
   6.25%    10/02/00 ............  8,000,000      7,998,604(d)
Federal National Mortgage Assoc.
   6.63%    10/02/00 ............  8,000,000      7,998,596(d)
                                                 18,566,754

TIME DEPOSIT -- 3.6%

Bank of Montreal
   6.687%   10/02/00 ............  4,950,000      4,950,000(p)
State Street Bank and
   Trust Co.
   6.40%    10/02/00 ............    808,670        808,670
                                                  5,758,670

TOTAL SHORT-TERM INVESTMENTS
   (COST $30,624,255) ...........                30,624,255

OTHER ASSETS AND LIABILITIES,
   NET (25.4)% ..................               (41,214,047)
                                               -------------


NET ASSETS-- 100% ................             $162,344,437
                                               ============

---------
See Notes to Schedules of Investments and Financial Statements.

                                                   GE GOVERNMENT SECURITIES FUND

FIVE YEAR TREASURY NOTE YIELD HISTORY
10/1/99 -- 9/30/00

[LINE GRAPH OMITTED]
PLOT POINTS FOLLOWS:

9/30/2000                    5.904
9/15/2000                    5.950
8/31/2000                    6.035
8/15/2000                    6.147
7/31/2000                    6.216
7/15/2000                    6.320
6/30/2000                    6.259
6/15/2000                    6.330
5/31/2000                    6.579
5/15/2000                    6.756
4/30/2000                    6.543
4/15/2000                    6.135
3/31/2000                    6.334
3/15/2000                    6.506
2/29/2000                    6.610
2/15/2000                    6.710
1/31/2000                    6.716
1/15/2000                    6.600
12/31/99                     6.386
12/15/99                     6.177
11/30/99                     6.148
11/15/99                     5.875
10/31/99                     5.946
10/15/99                     5.966
10/1/99                      5.861


HIGH    6.76%
LOW     5.86%
AVG.    6.28%


                               INVESTMENT PROFILE
                           A mutual fund designed for
                       investors who seek a high level of
                      current income consistent with safety
                     of principal by investing primarily in
                    obligations insured or guaranteed by the
            U.S. Government or by its agencies or instrumentalities.


      AN INVESTMENT IN THE GE GOVERNMENT SECURITIES FUND IS NOT INSURED OR
                   GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE
                       CORPORATION OR ANY OTHER GOVERNMENT
                      AGENCY. IT IS POSSIBLE TO LOSE MONEY
                            BY INVESTING IN THE FUND.


                         * LIPPER PERFORMANCE COMPARISON
                     INTERMEDIATE U.S. GOVERNMENT PEER GROUP
       BASED ON AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED 9/30/00

                     One     Five   Ten
                     Year    Year   Year
                     -----   -----  -----
  Number of
  Funds in
  peer group:         141     92      27

  Peer group
  average annual
  total return:      5.77%  5.40%   6.71%

  Lipper categories
  in peer group: INTERMEDIATE U.S. GOVERNMENT, INTERMEDIATE U.S. TREASURY

 * SEE NOTES TO PERFORMANCE FOR EXPLANATION OF PEER CATEGORIES



                           COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT


CLASS A SHARES++
[CLASS A SHARES LINE GRAPH OMITTED]
PLOT POINTS FOLLOWS:


    GE Gov't Securities Fund  GE Gov't Securities Fund w/load         LB Gov't
9/8/93   10,000.00                   9,575.00                         10,000.00
9/93      9,903.09                   9,482.20                         10,038.00
          9,609.14                   9,200.75                          9,702.89
9/94      9,084.41                   8,698.33                          9,632.30
          9,365.20                   8,967.18                         10,121.71
9/95      9,978.59                   9,554.50                         10,939.25
         10,155.47                   9,723.87                         11,180.35
9/96     10,352.80                   9,912.81                         11,422.80
         10,601.57                  10,151.01                         11,660.57
9/97     11,329.33                  10,847.83                         12,467.87
         11,788.54                  11,287.52                         13,076.55
9/98     12,646.00                  12,109.00                         14,163.97
         12,481.59                  11,951.12                         13,948.63
9/99     12,391.64                  11,862.87                         13,921.07
         12,721.27                  12,178.44                         14,296.67
9/00     13,194.50                  12,631.47                         14,918.57


                                 AVERAGE ANNUAL
                                  TOTAL RETURN

                           ONE     FIVE      SINCE
                           YEAR    YEAR    INCEPTION
                           ----    ----    ---------
GE Government Securities   6.48%   5.75%   4.00%
GE Government Securities   1.97%   4.84%   3.36%
   w/load
(maximum load-4.25%)
LB Government              7.18%   6.39%   5.82%


CLASS B SHARES
[CLASS B SHARES LINE GRAPH OMITTED]
PLOT POINTS FOLLOWS:
    GE Gov't Securities Fund  GE Gov't Securities Fund w/load         LB Gov't
9/90     10,000.00                 10,000.00                          10,000.00
9/91     13,518.99                 13,518.99                          11,547.68
9/92     14,894.90                 14,894.90                          13,040.20
9/93     16,052.28                 16,052.28                          14,485.10
9/94     14,608.99                 14,608.99                          13,899.66
9/95     15,962.84                 15,962.84                          15,785.63
9/96     16,416.08                 16,416.08                          16,483.41
9/97     17,964.52                 17,964.52                          17,991.47
9/98     20,050.38                 20,050.38                          20,438.99
9/99     17,851.73                 17,851.73                          20,088.48
9/00     17,323.52                 17,323.52                          21,527.89

                                 AVERAGE ANNUAL
                                  TOTAL RETURN

                            ONE   FIVE     TEN
                           YEAR   YEAR    YEAR
                           ----- ------ ---------
GE Government Securities   5.56%  5.03%   5.65%
GE Government Securities   2.59%  5.03%   5.65%
   w/load
(maximum load)             3.00%  0.00%   0.00%
LB Government              7.18%  6.39%   7.96%


CLASS C SHARES
[CLASS C SHARES LINE GRAPH OMITTED]
PLOT POINTS FOLLOWS:

    GE Gov't Securities Fund  GE Gov't Securities Fund w/load         LB Gov't
9/30/99  10,000.00                 10,000.00                          10,000.00
10/99    10,016.12                 10,016.12                          10,016.00
11/99    10,001.76                 10,001.76                          10,001.98
12/99     9,951.33                  9,951.33                           9,936.96
1/00      9,931.12                  9,931.12                           9,950.88
2/00     10,113.31                 10,113.31                          10,092.18
3/00     10,273.14                 10,173.87                          10,269.80
4/00     10,137.80                 10,040.37                          10,241.05
5/00     10,130.61                 10,033.78                          10,247.19
6/00     10,337.53                 10,239.24                          10,429.59
7/00     10,419.27                 10,320.74                          10,530.76
8/00     10,550.35                 10,451.08                          10,686.61
9/00     10,607.84                 10,508.57                          10,716.54



                                 AVERAGE ANNUAL
                                  TOTAL RETURN

                           ONE       SINCE
                           YEAR    INCEPTION
                           -----   ---------
GE Government Securities   6.08%   6.08%
GE Government Securities   5.09%   5.09%
   w/load
(maximum load)             1.00%   1.00%
LB Government              7.18%   7.18%


  SEE NOTES TO PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

                                                   GE GOVERNMENT SECURITIES FUND

                                      SCHEDULE OF INVESTMENTS SEPTEMBER 30, 2000

[GE GOVERNMENT SECURITIES FUND PIE CHART OMITTED]
PLOT POINTS FOLLOWS:

ASSET BACKED & OTHER  3.0%
MORTGAGE BACKED      45.8%
FEDERAL AGENCIES     26.6%
U.S. TREASURIES      23.8%
CORPORATE NOTES       0.8%


                                    PRINCIPAL
                                       AMOUNT         VALUE
--------------------------------------------------------------------------------
BONDS AND NOTES -- 109.0%
--------------------------------------------------------------------------------
U.S. TREASURIES -- 23.8%

U.S. Treasury Bonds
   8.125%   08/15/19 ........... $ 6,980,000  $   8,525,442(h)
   6.125%   08/15/29 ...........   4,499,000      4,595,323(j)
   6.25%    05/15/30 ...........   6,940,000      7,293,524(j)
                                                 20,414,289
U.S. Treasury Notes
   6.75%    05/15/05 ...........  33,220,000     34,413,927(j)
   3.875%   01/15/09 ...........   2,025,928      2,007,573(h,q)
                                                 36,421,500

TOTAL U.S. TREASURIES
   (COST $56,572,423) ..........                 56,835,789

FEDERAL AGENCIES -- 26.6%

Federal National Mortgage Assoc.
   5.125%   02/13/04 ...........   3,405,000      3,258,142
   7.00%    07/15/05 ...........  25,955,000     26,392,861(j)
   7.125%   01/15/30 ...........  15,000,000     15,468,750
                                                 45,119,753
Financing Corp.
   10.70%   10/06/17 ...........  13,165,000     18,167,700(h)

TOTAL FEDERAL AGENCIES
   (COST $61,231,555) ..........                 63,287,453

AGENCY MORTGAGE BACKED -- 32.1%

Federal Home Loan Mortgage Corp.
   7.50%    02/01/07 ...........      46,660         46,996
   7.50%    02/01/09 - 09/01/09       96,518         97,548
   7.50%    06/01/10 - 12/01/10    3,406,343      3,441,560
   7.50%    02/01/11 - 11/01/11    2,946,207      2,975,170
   7.50%    01/01/12 - 07/01/12    2,887,876      2,915,299
   9.00%    12/01/14 ...........   1,268,233      1,292,000
   6.50%    08/01/25 - 12/01/25    5,636,595      5,447,729
   6.50%    01/01/26 ...........   1,923,308      1,855,376
   7.00%    12/01/26 ...........      13,114         12,901
   6.50%    02/01/27 ...........     570,028        549,364




                                    PRINCIPAL
                                       AMOUNT         VALUE
--------------------------------------------------------------------------------
   6.00%    02/01/29-08/01/29 .. $ 4,342,937 $    4,059,301
   7.00%    02/01/30 ...........     284,265        279,280
   6.50%    TBA ................   1,247,000      1,197,906(c)
   7.00%    TBA ................   2,250,000      2,204,303(c)
                                                 26,374,733
Federal National Mortgage Assoc.
   9.00%    06/01/09 ...........   1,357,898      1,418,148
   7.50%    12/01/09 ...........   1,482,727      1,495,908
   7.50%    02/01/14 ...........   2,417,588      2,442,513
   9.00%    04/01/16 ...........   1,272,631      1,308,748
   9.00%    05/01/21-07/01/21 ..     837,872        866,669
   7.50%    12/01/23 ...........   2,142,013      2,151,759
   7.00%    12/01/29 ...........     535,577        524,528
   7.00%    02/01/30 ...........   7,846,456      7,684,583
                                                 17,892,856
Government National Mortgage Assoc.
   7.00%    03/15/12 ...........   3,062,445      3,073,929
   9.00%    05/15/13 ...........     134,217        140,659
   9.00%    07/15/16 ...........   1,505,530      1,582,207
   8.50%    05/15/21 ...........      53,446         55,065
   8.50%    10/15/22 ...........       7,246          7,463
   8.50%    03/15/23 ...........     271,831        279,899
   6.50%    05/15/23-12/15/23 ..   3,565,242      3,453,829
   6.50%    01/15/24-04/15/24 ..   2,696,496      2,609,696
   7.00%    08/15/25-10/15/25 ..   9,068,065      8,946,192
   7.00%    04/15/26 ...........   1,739,011      1,714,559
   7.50%    05/15/27 ...........      98,622         98,930
   7.50%    01/15/28-10/15/28 ..  10,165,727     10,202,229
                                                 32,164,657
TOTAL AGENCY MORTGAGE BACKED
   (COST $76,549,975) ..........                 76,432,246

AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS -- 9.8%

Federal Home Loan Mortgage
   Corp. STRIPS
   7.50%    05/15/24 ...........  16,750,000     17,081,544(g)
Federal National Mortgage Assoc.
   7.50%    01/19/39 ...........   5,788,915      5,807,005
Federal National Mortgage Assoc.
   REMIC
   5.00%    01/25/23 ...........     345,186        340,978
Federal National Mortgage Assoc.
   STRIPS
   7.50%    11/01/23 ...........     416,615        121,598(g)

TOTAL AGENCY COLLATERALIZED
   MORTGAGE OBLIGATIONS
   (COST $23,217,547) ..........                 23,351,125

ASSET BACKED -- 12.0%

Advanta Business Card
   Master Trust
   6.793%   01/20/06 ...........   2,000,000      2,000,000(p)
Arran Master Trust
   6.80%    03/15/05 ...........     200,000        200,124(p)
Associates Credit Card
   Master Trust
   6.72%    09/18/06 ...........   4,000,000      4,000,000(p)


---------
See Notes to Schedules of Investments and Financial Statements.

                                                   GE GOVERNMENT SECURITIES FUND

                                      SCHEDULE OF INVESTMENTS SEPTEMBER 30, 2000


                                    PRINCIPAL
                                       AMOUNT         VALUE
--------------------------------------------------------------------------------
Compucredit Credit Card
   Master Trust
   6.841%   03/15/07 ...........  $2,000,000   $  2,000,000(b,p)
Discover Card Master Trust I
   6.71%    02/16/05 ...........     700,000        700,000(p)
   6.801%   03/15/05 ...........   2,000,000      2,003,120(p)
   6.801%   11/15/07 ...........   2,000,000      2,001,562(p)
First Deposit Master Trust
   6.791%   08/15/07 ...........   3,000,000      3,005,610(p)
Ford Credit Auto Owner Trust
   6.65%    10/15/03 ...........   1,700,000      1,682,456
Green Tree Financial Corp.
   8.41%    12/01/30 ...........   4,000,000      3,615,000
MBNA Master Credit Card Trust II
   6.701%   11/15/05 ...........   2,000,000      2,000,620(p)
   6.781%   07/15/07 ...........     500,000        500,625(p)
Metris Master Trust
   6.833%   01/22/07 ...........   2,000,000      2,000,000(p)
Providian Gateway Master Trust
   6.84%    03/15/07 ...........   2,000,000      2,000,000(p)
Superior Wholesale Inventory
   Financing Trust
   6.905%   04/15/05 ...........   1,000,000      1,001,170(p)

TOTAL ASSET BACKED
   (COST $29,104,384) ..........                 28,710,287

CORPORATE NOTES -- 0.8%

Daimlerchrysler NA Holding
   6.78%    09/16/02
   (COST $2,000,000) ...........   2,000,000      2,000,000(p)

NON-AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS -- 3.9%

Bear Stearns Commercial
   Mortgage Securities
   7.11%    09/15/09 ...........   1,135,000      1,137,359
Holmes Financing PLC
   6.834%   07/15/05 ...........   2,000,000      2,000,938(p)
J.P. Morgan Commercial
   Mortgage Finance Corp.
   7.11%    08/15/32 ...........     204,000        203,999
LB Commercial Conduit
   Mortgage Trust
   7.105%   07/15/08 ...........     722,854        728,357
Morgan Stanley Capital I
   6.76%    11/15/08 ...........     214,694        213,016
Norwest Asset Securities Corp.
   7.25%    12/25/27 ...........   3,293,652      3,140,366
   6.25%    12/25/28 ...........   2,356,441      1,946,137

TOTAL NON-AGENCY COLLATERALIZED
   MORTGAGE OBLIGATIONS
   (COST $9,682,514) ...........                  9,370,172

TOTAL INVESTMENTS IN SECURITIES
   (COST $258,358,398) .........                259,987,072




                                    PRINCIPAL
                                       AMOUNT         VALUE
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 23.7%
--------------------------------------------------------------------------------
COMMERCIAL PAPER -- 10.5%

San Paolo U.S. Finance Co.
   6.70%    10/02/00 ........... $11,920,000   $ 11,917,781(p)
UBS Finance Inc.
   6.65%    10/02/00 ...........  13,000,000     12,997,599(p)
                                                 24,915,380

FEDERAL AGENCIES -- 2.3%

Federal National Mortgage Assoc.
   6.63%    10/02/00 ...........   5,500,000      5,499,035(d)

TIME DEPOSIT -- 10.9%

Bank of Montreal
   6.687%   10/02/00 ...........  13,000,000     13,000,000(p)
Banca Intesa Grand Cayman
   6.687%   10/02/00 ...........  13,000,000     13,000,000(p)
                                                 26,000,000

TOTAL SHORT-TERM INVESTMENTS
   (COST $56,414,415) ..........                 56,414,415

OTHER ASSETS AND LIABILITIES,
   NET (32.7)% .................                (77,996,778)
                                               ------------

NET ASSETS-- 100% ..............               $238,404,709
                                               ============


---------
See Notes to Schedules of Investments and Financial Statements.

                                                   GE SHORT-TERM GOVERNMENT FUND

TWO YEAR TREASURY NOTE YIELD HISTORY
10/1/99 -- 9/30/00

[LINE GRAPH OMITTED]
9/30/2000         6.299
                  6.257
8/31/2000         6.380
                  6.467
7/31/2000         6.465
                  6.492
6/30/2000         6.506
                  6.553
5/31/2000         6.802
                  6.902
4/30/2000         6.690
                  6.296
3/31/2000         6.495
                  6.499
2/29/2000         6.518
                  6.611
1/31/2000         6.617
                  6.426
12/31/99          6.224
                  6.077
11/30/99          6.022
                  5.781
10/31/99          5.805
                  5.799
10/1/99           5.696

[PLOT POINTS FOLLOWS:
HIGH  6.90%
LOW   5.70%
AVG.  6.35%

                               INVESTMENT PROFILE
                             A mutual fund designed
      for investors who seek a high level of income consistent with prudent investment management and the preservation of capital by investing primarily in short-term U.S. Government securities.


      AN INVESTMENT IN THE GE SHORT-TERM GOVERNMENT FUND IS NOT INSURED OR
                   GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE
                       CORPORATION OR ANY OTHER GOVERNMENT
                      AGENCY. IT IS POSSIBLE TO LOSE MONEY
                            BY INVESTING IN THE FUND.


                         * LIPPER PERFORMANCE COMPARISON
                   SHORT-TERM U.S. GOVERNMENT BOND PEER GROUP
       BASED ON AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED 9/30/00

                          One     Five
                         Year     Year
                       -------- --------
   Number of
   Funds in
   peer group:            189      137

   Peer group
   average annual
   total return:        5.49%    5.18%

   Lipper categories
   in peer group: SHORT-TERM U.S. TREASURY, SHORT U.S. GOVERNMENT, SHORT-INTERMEDIATE U.S. GOVERNMENT

 *SEE NOTES TO PERFORMANCE FOR EXPLANATION OF PEER CATEGORIES




              COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT

CLASS A SHARES+

[CLASS A SHARES LINE GRAPH OMITTED]
PLOT POINTS FOLLOWS:
Class A
        GE Short Term Government  GE Short Term Government w/load    LB 1-3 Yr.
3/2/94       10,000.00                  9,750.00                     10,000.00
              9,942.80                  9,692.40                      9,949.40
9/94         10,052.77                  9,799.56                     10,049.50
             10,359.10                 10,098.28                     10,383.73
9/95         10,831.26                 10,558.48                     10,872.91
             11,102.52                 10,822.98                     11,182.30
9/96         11,370.47                 11,084.22                     11,489.66
             11,667.42                 11,373.69                     11,782.81
9/97         12,117.11                 11,812.06                     12,281.23
             12,455.99                 12,142.41                     12,666.56
9/98         13,009.00                 12,681.07                     13,254.70
             13,162.85                 12,831.37                     13,438.07
9/99         13,336.61                 13,000.76                     13,677.51
             13,546.32                 13,205.18                     13,926.68
9/00         14,092.92                 13,738.02                     14,476.95

                                 AVERAGE ANNUAL
                                  TOTAL RETURN

                                  ONE    FIVE     SINCE
                                 YEAR    YEAR   INCEPTION
                                 ------  ------  ---------
GE Short-Term Government         5.67%   5.41%     5.35%
GE Short-Term Government w/load  3.03%   4.87%     4.94%
(maximum load-2.5%)
LB 1-3 Yr.                       5.84%   5.89%     5.78%


CLASS B SHARES

[CLASS B SHARES LINE GRAPH OMITTED]
PLOT POINTS FOLLOWS:
        GE Short Term Government  GE Short Term Government w/load   LB 1-3 Yr.
3/2/94       10,000.00                   10,000.00                  10,000.00
              9,939.30                    9,939.30                   9,949.40
9/94         10,019.58                   10,019.58                  10,049.50
             10,285.38                   10,285.38                  10,383.73
9/95         10,722.29                   10,722.29                  10,872.91
             10,958.27                   10,958.27                  11,182.30
9/96         11,189.26                   11,189.26                  11,489.66
             11,447.24                   11,447.24                  11,782.81
9/97         11,842.93                   11,842.93                  12,281.23
             12,148.34                   12,148.34                  12,666.56
9/98         12,652.00                   12,652.00                  13,254.70
             12,763.36                   12,763.36                  13,438.07
9/99         12,893.16                   12,893.16                  13,677.51
             13,056.96                   13,056.96                  13,926.68
9/00         13,531.98                   13,531.98                  14,476.95



                                 AVERAGE ANNUAL
                                  TOTAL RETURN

                                  ONE    FIVE     SINCE
                                 YEAR    YEAR   INCEPTION
                                 ------  ------  ---------
GE Short-Term Government         4.95%   4.76%      4.70%
GE Short-Term Government w/load  1.96%   4.76%      4.70%
(maximum load)                   3.00%   0.00%      0.00%
LB 1-3 Yr.                       5.84%   5.89%      5.78%


CLASS C SHARES

[CLASS C SHARES LINE GRAPH OMITTED]
PLOT POINTS FOLLOWS:
        GE Short Term Government  GE Short Term Government w/load   LB 1-3 Yr.
9/30/99      10,000.00                 10,000.00                    10,000.00
10/99        10,017.14                 10,017.14                    10,027.00
11/99        10,035.06                 10,035.06                    10,046.05
12/99        10,037.72                 10,037.72                    10,055.09
1/00         10,031.30                 10,031.30                    10,053.08
2/00         10,086.24                 10,086.24                    10,121.44
3/00         10,119.37                 10,020.48                    10,182.17
4/00         10,146.59                 10,047.87                    10,207.63
5/00         10,183.66                 10,085.03                    10,245.39
6/00         10,274.32                 10,175.26                    10,357.07
7/00         10,329.97                 10,230.83                    10,423.36
8/00         10,404.13                 10,304.73                    10,502.57
9/00         10,479.77                 10,380.11                    10,584.49



                                 AVERAGE ANNUAL
                                  TOTAL RETURN

                                  ONE    SINCE
                                 YEAR  INCEPTION
                                 ----- ---------
GE Short-Term Government         4.80%  4.80%
GE Short-Term Government w/load  3.80%  3.80%
(maximum load)                   1.00%  1.00%
LB 1-3 Yr.                       5.84%  5.84%


CLASS Y SHARES

[CLASS Y SHARES LINE GRAPH OMITTED]
PLOT POINTS FOLLOWS:
        GE Short Term Government           LB 1-3 Yr.
3/2/94       10,000.00                      10,000.00
              9,964.81                       9,949.40
9/94         10,068.86                      10,049.50
             10,379.78                      10,383.73
9/95         10,866.25                      10,872.91
             11,152.31                      11,182.30
9/96         11,435.67                      11,489.66
             11,748.92                      11,782.81
9/97         12,217.07                      12,281.23
             12,574.67                      12,666.56
9/98         13,151.00                      13,254.70
             13,335.26                      13,438.07
9/99         13,528.29                      13,677.51
             13,758.19                      13,926.68
9/00         14,319.06                      14,476.95



                                 AVERAGE ANNUAL
                                  TOTAL RETURN

                              ONE   FIVE      SINCE
                             YEAR   YEAR    INCEPTION
                            ------  ----   -----------
GE Short-Term Government     5.85%   5.67%     5.61%
LB 1-3 Yr.                   5.84%   5.89%     5.78%


  SEE NOTES TO PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

                                                   GE SHORT-TERM GOVERNMENT FUND

                                      SCHEDULE OF INVESTMENTS SEPTEMBER 30, 2000

GE SHORT-TERM GOVERNMENT FUND
[PIE CHART OMITTED]

PLOT POINTS FOLLOWS:

FEDERAL AGENCIES    43.2%
MORTGAGE BACKED     32.5%
CORPORATE NOTES     20.1%
CASH & OTHER         4.2%


                                    PRINCIPAL
                                       AMOUNT          VALUE
--------------------------------------------------------------------------------

BONDS AND NOTES -- 112.2%
--------------------------------------------------------------------------------


FEDERAL AGENCIES -- 43.2%

Federal Home Loan Bank
   6.00%    11/15/01 ...........  $3,075,000  $   3,059,133
   5.25%    04/25/02 ...........   2,360,000      2,315,750
   6.75%    05/01/02 ...........   5,240,000      5,256,349(j)
                                                 10,631,232
Federal Home Loan Mortgage Corp.
   5.50%    05/15/02 ...........   4,230,000      4,163,251
   6.25%    10/15/02 ...........   1,640,000      1,631,800
   7.375%   05/15/03 ...........   1,635,000      1,667,438
                                                  7,462,489
Federal National Mortgage Assoc.
   6.625%   01/15/02 ...........  12,480,000     12,495,600(j)
   5.75%    04/15/03 ...........     430,000        422,140
                                                 12,917,740

TOTAL FEDERAL AGENCIES
   (COST $30,873,952) ..........                 31,011,461

AGENCY MORTGAGE BACKED -- 20.2%

Federal Home Loan Mortgage Corp.
   8.00%    08/01/03 ...........      55,857         55,904
   6.00%    12/01/08 ...........      21,254         20,752(h)
                                                     76,656
Federal National Mortgage Assoc.
   9.00%    08/01/10 ...........     125,810        130,500
   9.00%    03/01/11 ...........     526,310        543,904
                                                    674,404
Government National Mortgage Assoc.
   7.50%    02/15/09 ...........   5,388,671      5,473,758
   9.00%    08/15/09 - 12/15/09    5,008,148      5,242,847
   9.50%    12/15/09 ...........     376,834        391,776
   7.50%    12/15/12 ...........   2,639,158      2,682,044
                                                 13,790,425

TOTAL AGENCY MORTGAGE BACKED
   (COST $14,478,596) ..........                 14,541,485







                                    PRINCIPAL
                                       AMOUNT          VALUE
--------------------------------------------------------------------------------

AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS -- 10.4%

Federal Home Loan
   Mortgage Corp.
   8.00%    10/15/10 ...........  $1,336,335  $   1,363,388
   6.25%    09/15/18 ...........      26,407         26,308
                                                  1,389,696
Federal Home Loan Mortgage
   Corp. REMIC
    543.50%   09/15/05 .........          52            286(g)
   1002.00%   07/15/06 .........         111          1,195(g)
                                                      1,481
Federal National Mortgage Assoc.
   6.59%    09/01/02 ...........     195,905        194,558
   7.00%    06/18/13 ...........   5,765,655      5,758,448
                                                  5,953,006
Federal National Mortgage
   Assoc. REMIC
   6.163%   05/25/14 ...........     142,318        139,694

TOTAL AGENCY COLLATERALIZED
   MORTGAGE OBLIGATIONS
   (COST $7,442,773) ...........                  7,483,877

ASSET BACKED -- 16.4%

Arran Master Trust
   6.80%    03/15/05 ...........     900,000        900,558(p)
AT&T Universal Card Master Trust
   5.95%    10/17/02 ...........     260,000        259,917
California Infrastructure
   6.16%    06/25/03 ...........     157,158        156,463
Capital Asset Research Funding L.P.
   6.40%    12/15/04 ...........      28,717         28,376
Carco Auto Loan Master Trust
   5.65%    03/15/03 ...........     266,000        264,726
Chemical Master Credit
   Card Trust I
   5.55%    09/15/03 ...........     350,000        348,687
Cit RV Trust
   5.78%    07/15/08 ...........     260,000        256,384
Citibank Credit Card
   Master Trust I
   5.85%    04/10/03 ...........      50,000         49,719
Discover Card Master Trust I
   5.80%    09/16/03 ...........     200,000        199,000
   5.75%    10/16/03 ...........     311,000        308,667
   5.30%    08/15/04 ...........     311,000        304,973
   5.90%    10/15/04 ...........     266,000        262,343
   6.801%   11/15/07 ...........     700,000        700,547(p)
First Deposit Master Trust
   Series 1996-1
   6.791%   08/15/07 ...........   2,000,000      2,003,740(p)
Ford Credit Auto Owner Trust
   7.03%    11/15/03 ...........     620,000        623,197
   7.09%    11/17/03 ...........     875,000        879,917
Green Tree Financial Corp.
   Series 1993-1
   6.90%    04/15/18 ...........      99,753         98,817
Lehman FHA Title I Loan Trust
   7.30%    05/25/17 ...........      15,350         15,230
MBNA Master Credit Card Trust II
   6.701%   11/15/05 ...........   1,500,000      1,500,465(p)
   6.781%   07/15/07 ...........   1,500,000      1,501,875(p)





----------
See Notes to Schedules of Investments and Financial Statements.

                                                   GE SHORT-TERM GOVERNMENT FUND

                                      SCHEDULE OF INVESTMENTS SEPTEMBER 30, 2000




                                    PRINCIPAL
                                       AMOUNT          VALUE
--------------------------------------------------------------------------------
Metris Master Trust
   6.833%   01/22/07 ...........  $1,000,000  $   1,000,000(p)
Premier Auto Trust
   5.77%    01/06/02 ...........      60,483         60,426
   6.27%    04/08/03 ...........      23,000         22,905
Provident Bank Home Equity
   Loan Trust
   6.72%    01/25/13 ...........      20,762         20,541

TOTAL ASSET BACKED
   (COST $11,784,336) ..........                 11,767,473

CORPORATE NOTES -- 20.1%

AIG SunAmerica GBL Fin I
   7.40%    05/05/03 ...........     720,000        730,999(b)
Bank One Corp.
   6.896%   01/07/02 ...........   3,300,000      3,299,670(p)
   6.40%    08/01/02 ...........     100,000         99,329
Carnival Corp.
   5.65%    10/15/00 ...........     125,000        124,871
Citigroup Inc.
   7.45%    06/06/02 ...........     800,000        809,320
DaimlerChrysler NA Holding Corp.
   6.78%    09/16/02 ...........   1,000,000      1,000,000(p)
Deutsche Telekom AG
   7.75%    06/15/05 ...........     500,000        511,845
Dominion Resources Inc.
   7.60%    07/15/03 ...........     450,000        454,441
Federated Department Stores Inc.
   6.125%   09/01/01 ...........     120,000        118,468(i)
Fleet Credit Card LLC
   6.45%    10/30/00 ...........     250,000        249,862
Ford Motor Credit Co.
   7.50%    06/15/03 ...........   1,000,000      1,009,910
General Motors Acceptance Corp.
   5.75%    11/10/03 ...........     705,000        680,374
Goldman Sachs Group L.P.
   7.875%   01/15/03 ...........     695,000        704,925(b)
International Paper Co.
   8.00%    07/08/03 ...........     175,000        178,507(b)
Merrill Lynch & Co.
   5.71%    01/15/02 ...........     125,000        123,143
MidAmerican Energy Co.
   7.375%   08/01/02 ...........     475,000        476,251
Morgan Stanley, Dean Witter & Co.
   7.125%   01/15/03 ...........     150,000        150,702
Occidental Petroleum Corp.
   6.75%    11/15/02 ...........     475,000        470,734
Pharmacia Corp.
   5.375%   12/01/01 ...........     250,000        244,476
Qwest Corp.
   7.625%   06/09/03 ...........     700,000        708,534(b)
Raytheon Co. (Class B)
   7.90%    03/01/03 ...........     400,000        403,220(b)
Sprint Capital Corp.
   5.70%    11/15/03 ...........     400,000        382,540
Tyco International Group S.A.
   6.875%   09/05/02 ...........     100,000         99,583
Tyco International Ltd.
   6.50%    11/01/01 ...........     275,000        272,811
Union Oil Co.
   6.375%   02/01/04 ...........     250,000        243,923




                                    PRINCIPAL
                                       AMOUNT          VALUE
--------------------------------------------------------------------------------
WorldCom Inc.
   6.125%   08/15/01 ...........  $   50,000 $       49,632
   7.875%   05/15/03 ...........     855,000        875,460

TOTAL CORPORATE NOTES
   (COST $14,394,968) ..........                 14,473,530

NON-AGENCY MORTGAGE BACKED SECURITIES -- 0.1%

GS Mortgage Securities Corp.
   (Class A)
   6.94%    07/13/30
   (COST $40,872) ..............      40,268         40,098(g)

NON-AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS -- 1.8%

Asset Securitization Corp.
   6.50%    02/14/41 ...........     315,304        313,465
Holmes Financing PLC
   6.834%   07/15/05 ...........   1,000,000      1,000,469(p)

TOTAL NON-AGENCY COLLATERALIZED
   MORTGAGE OBLIGATIONS
   (COST $1,317,838) ...........                  1,313,934

TOTAL INVESTMENTS IN SECURITIES
   (COST $80,333,335) ..........                 80,631,858

--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 19.0%
--------------------------------------------------------------------------------


COMMERCIAL PAPER -- 10.5%

National Australia Funding Inc.
   6.68%    10/02/00 ...........   5,200,000      5,199,035(p)

San Paolo U.S. Finance Co.
   6.70%    10/02/00 ...........   2,320,000      2,319,568(p)
                                                  7,518,603

FEDERAL AGENCIES -- 4.3%

Federal Home Loan Bank
   6.25%    10/02/00 ...........   3,090,000      3,089,461(d)

TIME DEPOSIT -- 4.2%

Bank of Montreal
   6.687%   10/02/00 ...........   3,000,000      3,000,000(p)

TOTAL SHORT-TERM INVESTMENTS
   (COST $13,608,064) ..........                 13,608,064

OTHER ASSETS AND LIABILITIES,
   NET (31.2)% .................                (22,398,128)
                                                ------------


NET ASSETS-- 100% ..............                $71,841,794
                                                ============





-------------
See Notes to Schedules of Investments and Financial Statements.

                                                              GE TAX-EXEMPT FUND


Q&A

BARBARA A. BRINKLEY, A MANAGER OF BROWN BROTHERS HARRIMAN AND CO. ("BROWN BROTHERS") AND A MEMBER OF ITS U.S. BOND POLICY GROUP AND ITS FIXED INCOME CREDIT COMMITTEE, IS THE PORTFOLIO MANAGER OF THE GE TAX-EXEMPT FUND. MS. BRINKLEY HAS BEEN EMPLOYED BY BROWN BROTHERS SINCE 1976. TOTAL ASSETS UNDER BROWN BROTHERS MANAGEMENT EXCEED $34 BILLION. THROUGHOUT HER CAREER WITH BROWN BROTHERS, AND DURING HER PREVIOUS FOUR YEARS WITH AMERICAN RE-INSURANCE COMPANY, MS. BRINKLEY HAS SPECIALIZED AS A MUNICIPAL BOND CREDIT ANALYST, TRADER AND PORTFOLIO MANAGER. MS. BRINKLEY IS A MEMBER AND FORMER CHAIRPERSON OF THE MUNICIPAL ANALYSTS GROUP OF NEW YORK, AND IS A MEMBER OF THE FIXED INCOME ANALYSTS SOCIETY, INC. MS. BRINKLEY HOLDS A B.A. DEGREE FROM SMITH COLLEGE.


Q. HOW DID THE GE TAX-EXEMPT FUND PERFORM COMPARED TO ITS BENCHMARK AND LIPPER PEER GROUP FOR THE ONE-YEAR PERIOD ENDED SEPTEMBER 30, 2000?
A. The GE Tax-Exempt Fund had a return of 5.12% for Class A, 4.43% for Class B, 4.43% for Class C and 5.47% for Class Y for the one-year period ended September 30, 2000. The Lehman Brothers 10-Year Municipal Index returned 6.39% and the Lipper Peer average return was 4.70% for the same period.

Q.  WHY DID THE FUND UNDERPERFORM ITS BENCHMARK?
A. During the period, we initially shortened the Fund's average maturity and duration, anticipating modestly higher municipal yields that would be capped by slower economic growth. In fact, economic activity sped up, and municipal yields moved even higher than we had expected. Year-end tax swapping programs pressured secondary market prices lower, with lower coupons particularly hard hit. As rates rose and the municipal yield curve steepened, the portfolio's longer-intermediate maturities hurt our performance relative to the benchmark's 10 year "bullet" structure. In the new calendar year, the market pressure from year-end 1999 tax strategies dissipated. Amid increasing signs that the Federal Reserve may have successfully orchestrated a soft landing for the U.S. economy, and with longer tax-exempt yields still above 90% of Treasury yields for a comparable maturity, some investors extended maturity. As a result, yields on intermediate and longer maturities fell 0.25%-0.30% in year-to-date 2000, for a total decline of 0.10% in the twelve-month period. Reflecting these lower rates, our intermediate and longer holdings benefited the portfolio with strong price performance. At the same time, our emphasis on call-protected high coupon structures benefited performance, with superior tax-free income relative to the benchmark.

Q.  WHAT HAS YOUR INVESTMENT STRATEGY BEEN?
A. Early in the fiscal year, we anticipated that the robust U.S. economy and high consumer and business confidence would lead the Federal Reserve to raise rates, even as inflation remained tame. We expected that, as this environment unfolded, municipal yields were likely to rise. To protect against the anticipated price erosion of a rise in yields, we maintained a neutral duration relative to the Benchmark. At the same time, to generate superior tax-exempt income, we maintained an emphasis on call-protected premium coupons and on a maturity structure of longer-intermediate maturities. We managed our sales transactions so as to incur no net capital gains tax liability.

Q.  WHICH SECTORS HAVE YOU LIKED?
A. We prefer issues in the intermediate and longer-intermediate maturity range (7 to 18 years), which we believe best balances opportunity and risk. These maturities lock in the higher tax-free yields of the upward sloping yield curve, and should benefit the Fund with capital appreciation as interest rates fall and roll down the yield curve over time. We emphasize call-protected premium coupon bonds and like issues that are fully backed by U.S. Government securities held in escrow by the bond trustee. These bonds are the highest credit quality and are immune to any changes in the issuer's economy or repayment ability. We avoid purchasing securities that do not pass our credit screens, that are subject to Alternative Minimum Tax, or that are derivative securities.

Effective October 1, 2000, GEAM, as Investment Adviser to the Fund, will assume day-to-day portfolio management responsibility from Brown Brothers, the current Sub-Adviser to the Fund.

                                                              GE TAX-EXEMPT FUND


--------------------------------------------------------------------------------
                                 QUALITY RATINGS
                              AT SEPTEMBER 30, 2000
--------------------------------------------------------------------------------

                              Percent of
Moody's/S&P Ratings**        Market Value
--------------------------------------------------------------------------------
Aaa                             84.08%
Aa to A                         12.06%
Below A                          0.00%
NR/Other                         3.86%
--------------------------------------------------------------------------------
                               100.00%

**  MOODY'S INVESTORS SERVICES, INC. AND
    STANDARD & POOR'S ARE NATIONALLY
    RECOGNIZED STATISTICAL RATING ORGANIZATIONS.




                               INVESTMENT PROFILE
                  A mutual fund designed for investors who seek
                   a high level of income exempt from Federal
                    income taxes while preserving capital by
          investing primarily in investment-grade municipal securities.


                         * LIPPER PERFORMANCE COMPARISON
                     INTERMEDIATE MUNICIPAL DEBT PEER GROUP
              BASED ON AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS
                                  ENDED 9/30/00

                           One    Five
                          Year    Year
                        ------- --------
  Number of
  Funds in
  peer group:              305     229

  Peer group
  average annual
  total return:          4.70%   4.44%

  Lipper categories
  in peer group: INTERMEDIATE MUNICIPAL DEBT, INCLUDING SINGLE STATE FUNDS

 *SEE NOTES TO PERFORMANCE FOR EXPLANATION OF PEER CATEGORIES



              COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT

CLASS A SHARES++

[CLASS A SHARES LINE GRAPH OMITTED]
PLOT POINTS FOLLOWS:
           GE Tax-Exempt   GE Tax-Exempt w/load     LB GO Muni Bond    LBMI
9/8/93       10,000.00        9,575.00                10,000.00      10,000.00
              9,724.93        9,311.62                 9,710.26       9,725.44
9/94          9,883.82        9,463.75                 9,917.70       9,937.39
             10,427.05        9,983.90                10,446.56      10,456.70
9/95         10,813.77       10,354.18                11,087.73      11,110.74
             11,110.74       10,638.54                11,372.75      11,383.93
9/96         11,508.82       11,019.69                11,626.08      11,648.17
             11,833.68       11,330.75                11,966.22      11,976.14
9/97         12,403.79       11,876.63                12,753.07      12,754.89
             12,705.81       12,165.81                13,221.73      13,219.66
9/98         13,185.00       12,626.00                13,903.99      13,879.03
             13,271.20       12,707.64                14,062.38      14,048.47
9/99         12,942.30       12,392.71                13,827.48      13,815.28
             13,115.78       12,558.83                14,122.53      14,116.62
9/00         13,604.49       13,026.78                14,699.49      14,698.35



                                 AVERAGE ANNUAL
                                  TOTAL RETURN

                     ONE    FIVE     SINCE
                    YEAR    YEAR   INCEPTION
                   ------- ------  ---------
GE Tax-Exempt        5.12%  4.70%    4.45%
GE Tax-Exempt w/load 0.69%  3.79%    3.81%
(maximum load-4.25%)
LBMI                 6.39%  5.75%    5.60%
LB GO Muni Bond      6.29%  5.80%    5.60%


CLASS B SHARES

[CLASS B SHARES LINE GRAPH OMITTED]
PLOT POINTS FOLLOWS:
           GE Tax-Exempt   GE Tax-Exempt w/load    LB GO Muni Bond     LBMI
9/8/93       10,000.00       10,000.00               10,000.00       10,000.00
              9,682.67        9,682.67                9,710.26        9,725.44
9/94          9,826.66        9,826.66                9,917.70        9,937.39
             10,366.28       10,366.28               10,446.56       10,456.70
9/95         10,759.89       10,759.89               11,087.73       11,110.74
             11,045.21       11,045.21               11,372.75       11,383.93
9/96         11,450.52       11,450.52               11,626.08       11,648.17
             11,763.04       11,763.04               11,966.22       11,976.14
9/97         12,305.35       12,305.35               12,753.07       12,754.89
             12,573.35       12,573.35               13,221.73       13,219.66
9/98         13,000.00       13,000.00               13,903.99       13,879.03
             13,052.01       13,052.01               14,062.38       14,048.47
9/99         12,695.20       12,695.20               13,827.48       13,815.28
             12,817.24       12,817.24               14,122.53       14,116.62
9/00         13,257.53       13,257.53               14,699.49       14,698.35



                                 AVERAGE ANNUAL
                                  TOTAL RETURN

                     ONE    FIVE     SINCE
                    YEAR    YEAR   INCEPTION
                   ------  -----  ----------
GE Tax-Exempt        4.43% 4.26%     4.07%
GE Tax-Exempt w/load 1.43% 4.26%     4.07%
(maximum load)       3.00% 0.00%     0.00%
LBMI                 6.39% 5.75%     5.60%
LB GO Muni Bond      6.29% 5.80%     5.60%


CLASS C SHARES

[CLASS C SHARES LINE GRAPH OMITTED]
PLOT POINTS FOLLOWS:
           GE Tax-Exempt   GE Tax-Exempt w/load  LB GO Muni Bond        LBMI
9/30/99      10,000.00       10,000.00             10,000.00          10,000.00
10/99         9,907.48        9,907.48              9,930.00           9,932.00
11/99         9,986.45        9,986.45             10,038.24          10,038.27
12/99         9,938.36        9,938.36              9,986.04           9,987.08
1/00          9,872.38        9,872.38              9,945.10           9,933.65
2/00          9,953.00        9,953.00             10,023.66          10,013.12
3/00         10,096.23        9,997.31             10,218.12          10,213.38
4/00         10,048.27        9,950.16             10,167.03          10,165.37
5/00          9,999.85        9,902.54             10,107.04          10,093.20
6/00         10,237.90       10,138.62             10,381.96          10,374.80
7/00         10,346.49       10,246.49             10,525.23          10,525.24
8/00         10,492.23       10,392.23             10,688.37          10,689.43
9/00         10,443.42       10,343.42             10,639.20          10,630.64



                                 AVERAGE ANNUAL
                                  TOTAL RETURN

                     ONE    SINCE
                    YEAR  INCEPTION
                   ------ --------
GE Tax-Exempt        4.43%  4.43%
GE Tax-Exempt w/load 3.43   3.43%
(maximum load)       1.00%  1.00%
LBMI                 6.39%  6.39%
LB GO Muni Bond      6.29%  6.29%


CLASS Y SHARES

[CLASS Y SHARES LINE GRAPH OMITTED]
PLOT POINTS FOLLOWS:
           GE Tax-Exempt      LB GO Muni Bond          LBMI
9/26/97      10,000.00          10,000.00             10,000.00
12/97        10,175.00          10,254.73             10,258.81
3/98         10,291.00          10,367.49             10,364.39
6/98         10,441.00          10,528.43             10,521.39
9/98         10,744.00          10,902.46             10,881.35
12/98        10,783.15          10,974.55             10,952.20
3/99         10,838.44          11,026.67             11,014.18
6/99         10,604.48          10,768.28             10,762.63
9/99         10,596.54          10,842.48             10,831.36
12/99        10,555.09          10,828.46             10,816.24
3/00         10,747.06          11,073.83             11,067.61
6/00         10,923.38          11,248.85             11,245.07
9/00         11,175.86          11,526.24             11,523.70



                                 AVERAGE ANNUAL
                                  TOTAL RETURN

                         ONE    SINCE
                        YEAR  INCEPTION
                       ------ --------
GE Tax-Exempt           5.47%   3.76%
LBMI                    6.39%   4.82%
LB GO Muni Bond         6.29%   4.83%


  SEE NOTES TO PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

                                                              GE TAX-EXEMPT FUND

                                      SCHEDULE OF INVESTMENTS SEPTEMBER 30, 2000
GE TAX-EXEMPT FUND
[PIE CHART OMITTED]

PLOT POINTS FOLLOWS:
WATER & SEWER       26.0%
UTILITIES           19.2%
TRANSPORTATION      18.4%
HOSPITAL            15.0%
GENERAL OBLIGATION   7.0%
HOUSING              5.4%
CASH & OTHER         4.6%
EDUCATION            4.4%





                                    PRINCIPAL
                                       AMOUNT          VALUE
--------------------------------------------------------------------------------

MUNICIPAL BONDS AND NOTES -- 98.2%
--------------------------------------------------------------------------------
ARKANSAS -- 1.6%

Arkansas Housing Development
   Agency Rev. - Housing
   8.375%   07/01/11 .............  $315,000    $   402,000(m)

CALIFORNIA -- 6.0%
Sacramento California Utility
   Rev. - Electric Utility
   9.00%    04/01/13 .............   850,000      1,103,079(m)
   6.80%    10/01/19 .............    55,000         63,053
San Diego California Hospital
   Rev. - Health
   8.875%   02/01/11 .............   275,000        328,633(m)
                                                  1,494,765

COLORADO -- 2.6%
Colorado Springs Colorado
   Utility Rev. - Electric Utility
   8.50%    11/15/11 .............   100,000        123,030(m)
Denver Colorado City & County,
   Housing Finance
   Authority - Housing
   7.00%    08/01/10 .............   490,000        538,956(m)
                                                    661,986

CONNECTICUT -- 7.1%
Connecticut State Health &
   Educational Fac. Auth.
   Rev. - Health
   5.50%    07/01/12 .............   500,000        513,440(o)
   7.00%    07/01/12 .............   765,000        850,030(m)
Connecticut State Housing
   Finance Auth. Rev. - Housing
   6.05%    05/15/14 .............   410,000        423,222
                                                  1,786,692

FLORIDA -- 3.4%

Florida State Broward County G.O.
   10.00%   07/01/14 .............   235,000        332,943




                                    PRINCIPAL
                                       AMOUNT          VALUE
--------------------------------------------------------------------------------
Gainesville Florida Utilities
   Systems Rev. - Electric Utility
   8.125%   10/01/14 .............$  175,000    $   205,443(m)
Jacksonville Florida Health
   Fac. Auth. Hosp. Rev. - Health
   11.50%   10/01/12 .............   200,000        313,486
                                                    851,872

GEORGIA -- 3.8%
Clarke County Georgia Hospital
   Auth. Rev. - Health
   9.875%   01/01/06 .............    80,000         94,234(m,o)
Columbus Georgia Medical
   Center Hospital Auth.
   Rev. - Health
   7.75%    07/01/10 .............   305,000        350,064(m)
Metropolitan Rapid
   Transportation Auth. -
   Transportation
   7.00%    07/01/11 .............   435,000        510,025(m)
                                                    954,323

IDAHO -- 3.3%
Idaho Falls Idaho Electric
   Rev. - Electric Utility
   10.375%  04/01/13 .............   640,000        838,445(n)

ILLINOIS -- 0.2%
Chicago Illinois Motor Fuel
   Tax Rev. - Sales Tax
   6.50%    01/01/16 .............    20,000         20,105(n,o)
Chicago Illinois Wastewater
   Treatment Rev. - Water & Sewer
   6.30%    01/01/12 .............    20,000         21,104(n,o)
                                                     41,209

INDIANA -- 4.0%
Indiana State Toll Road
   Commission Rev. - Transportation
   9.00%    01/01/15 .............   580,000        786,318(m)
Purdue University Rev. - Education
   5.25%    07/01/11 .............   200,000        203,688
                                                    990,006

IOWA -- 3.9%
Muscatine Iowa Electric Rev. -
   Electric Utility
   9.70%    01/01/13 .............   755,000        988,401(m)

MASSACHUSETTS -- 11.7%
Massachusetts State G.O.
   6.75%    08/01/09 .............    90,000         93,389(o)
   5.25%    08/01/15 .............   500,000        493,625
Massachusetts State Port
   Auth. Rev. - Trans.
   13.00%   07/01/13 ............. 1,035,000      1,601,197(m)
   5.50%    07/01/17 .............   750,000        747,090
                                                  2,935,301

MICHIGAN -- 2.9%
Michigan State Hospital Finance
   Auth. Rev. - Health
   9.00%    05/01/08 .............   610,000        735,605(m)






----------
See Notes to Schedules of Investments and Financial Statements.

                                                              GE TAX-EXEMPT FUND

                                      SCHEDULE OF INVESTMENTS SEPTEMBER 30, 2000




                                    PRINCIPAL
                                       AMOUNT          VALUE
--------------------------------------------------------------------------------
MINNESOTA -- 0.4%
Western Minnesota Municipal
   Power Agy. Minn. - Electric Utility
   6.625%   01/01/16 .............$   100,000   $   111,570

MISSISSIPPI -- 1.7%
Mississippi State G.O.
   6.20%    02/01/08 .............   390,000        421,032(m)

NEW JERSEY -- 4.8%
Atlantic City New Jersey
   Improvement Auth.
   Rev. - Lease Rev.
   7.40%    03/01/12 .............   325,000        379,977(o)
Atlantic County New Jersey
   Improvement Auth. - Lease Rev.
   7.40%    07/01/16 .............   175,000        207,993(m,o)
Delaware River Port Authority
   6.50%    01/15/11 .............   310,000        332,928(m)
New Jersey State Tpke. Auth.
   Rev. - Trans.
   6.50%    01/01/16 .............   250,000        280,672(o)
                                                  1,201,570

NEW YORK -- 7.6%
Erie County New York Water
   Auth. Rev. - Water & Sewer
   6.00%    12/01/08 .............   400,000        423,832(m,o)
New York State Dormitory Auth.
   Rev. - Education
   7.50%    05/15/11 .............   165,000        191,176
   5.20%    02/15/16 .............   200,000        190,878
   7.375%   07/01/16 .............   770,000        903,102(m)
New York State Energy Research &
   Development Auth. Pollution
   Control Rev. - Electric Utility
   5.40%    10/02/00 .............   200,000        200,000
                                                  1,908,988

NORTH CAROLINA -- 5.9%
North Carolina Municipal Power
   Rev. - Electric Utility
   10.50%   01/01/10 ............. 1,175,000      1,490,934(m)

OHIO -- 1.9%
Columbus Ohio G.O.
   6.00%    07/01/08 .............    50,000         52,230(n)
Ohio State Water Development
   Auth. Rev. - Water & Sewer
   7.00%    12/01/09 .............   385,000        428,705(m,o)
                                                    480,935

PENNSYLVANIA -- 9.8%
Allegheny County Pennsylvania
   Hospital Development Rev. - Health
   7.375%   07/01/12 .............   495,000        568,389(m)
Philadelphia Pennsylvania Gas
   Works Rev. - Utility
   7.00%    05/15/20 .............   415,000        477,773





                                    PRINCIPAL
                                       AMOUNT          VALUE
--------------------------------------------------------------------------------
Philadelphia Pennsylvania
   Hospitals & Higher Education
   Facilities Auth. Rev. - Health
   6.00%    06/01/23 .............$  165,000  $     166,889
Philadelphia Pennsylvania Water &
   Wastewater Rev. - Water & Sewer
   6.25%    08/01/12 .............   250,000        275,883(o)
Pittsburgh Pennsylvania Water &
   Sewer Rev. - Water & Sewer
   7.25%    09/01/14 .............   830,000        963,339(m)
                                                  2,452,273

TEXAS -- 9.3%

Houston Texas Sewer Systems
   Rev. - Water & Sewer
   9.375%   10/01/13 ............. 1,665,000      2,222,375(m,o)
Lone Star Texas Airport
   Improvement Auth. Rev. -
   Transportation
   5.50%    12/01/14 .............   100,000        100,000
                                                  2,322,375

WASHINGTON -- 0.1%

Snohomish County Washington
   Public Utility Rev. - Electric Utility
   6.375%   01/01/05 .............    20,000         21,297(m)

WISCONSIN -- 2.4%

Wisconsin State Transportation
   Rev. - Trans.
   6.60%    07/01/11 .............   525,000        597,224

WYOMING -- 0.4%

Lincoln County Wyoming Pollution
   Control Rev. - Energy
   5.40%    11/01/14 .............   100,000        100,000

PUERTO RICO -- 3.4%

Puerto Rico Commonwealth
   Aqueduct & Sewer Rev. -
   Water & Sewer
   10.25%   07/01/09 .............   675,000        840,631(m)

TOTAL INVESTMENTS IN SECURITIES
   (COST $24,757,718) ............               24,629,434


                                       NUMBER
                                    OF SHARES          VALUE
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 0.0%
--------------------------------------------------------------------------------
GEI Short-Term Investment Fund
   (COST $1,000) .................     1,000          1,000

OTHER ASSETS AND LIABILITIES,
   NET 1.8% ......................                  439,999
                                                -----------

NET ASSETS-- 100% ................              $25,070,433
                                                ===========



-----------
See Notes to Schedules of Investments and Financial Statements.

                                                              GE HIGH YIELD FUND


Q&A

ROBERT E. ANGEVINE (PICTURED ON THE LEFT), THOMAS L. BENNETT AND STEPHEN F. ESSER (PICTURED ON THE RIGHT) OF MILLER ANDERSON & SHERRERD, LLP ("MAS") ARE CO-PORTFOLIO MANAGERS OF THE GE HIGH YIELD FUND. MAS, WITH $548 BILLION IN ASSETS UNDER MANAGEMENT, IS A WHOLLY-OWNED SUBSIDIARY OF MORGAN STANLEY DEAN WITTER & CO. AND THE FUND'S SUB-ADVISOR. MR. ANGEVINE, A PRINCIPAL AT MAS, HAS MORE THAN 19 YEARS OF INVESTMENT EXPERIENCE AND HAS BEEN MANAGING HIGH YIELD BOND PORTFOLIOS SINCE 1988. PRIOR TO JOINING MAS IN 1996, MR. ANGEVINE WAS EMPLOYED BY MORGAN STANLEY & CO. INC. PAST POSITIONS INCLUDE MANAGING DIRECTOR AT PRUDENTIAL INSURANCE, TREASURY ANALYST AT SCHERING-PLOUGH CORP., AND EUROPEAN AMERICAN BANK. HE HOLDS A B.A. IN ECONOMICS FROM LAFAYETTE COLLEGE AND A M.B.A. FROM FAIRLEIGH DICKINSON UNIVERSITY.

MR. BENNETT, A MANAGING DIRECTOR OF MAS, HAS MORE THAN 20 YEARS OF INVESTMENT EXPERIENCE AND HAS BEEN MANAGING HIGH YIELD BOND PORTFOLIOS SINCE 1989. PRIOR TO JOINING MAS IN 1984, MR. BENNETT SERVED AS PORTFOLIO MANAGER AT E.I. DU PONT DE NEMOURS & CO. MR. BENNETT IS A HOLDER OF A CHARTERED FINANCIAL ANALYST DESIGNATION AND A TRUSTEE FOR THE HAVERFORD SCHOOL. HE HOLDS A B.S. IN CHEMISTRY AND A M.B.A. FROM THE UNIVERSITY OF CINCINNATI.

MR. ESSER, A MANAGING DIRECTOR OF MAS, HAS MORE THAN 14 YEARS OF INVESTMENT EXPERIENCE AND HAS BEEN MANAGING HIGH YIELD BOND PORTFOLIOS SINCE 1989. PRIOR TO JOINING MAS IN 1988, MR. ESSER SERVED AS ASSISTANT VICE PRESIDENT, FIXED INCOME GROUP AT KIDDER, PEABODY & CO. AND AS CREDIT ANALYST AT FIRST NATIONAL BANK OF MARYLAND. MR. ESSER IS A HOLDER OF A CHARTERED FINANCIAL ANALYST DESIGNATION AND A MEMBER OF THE NEW YORK SOCIETY OF SECURITY ANALYSTS. HE HOLDS A B.S. (SUMMA CUM LAUDE) FROM THE UNIVERSITY OF DELAWARE.

Q. HOW DID THE GE HIGH YIELD FUND PERFORM COMPARED TO ITS BENCHMARK FOR THE ONE-YEAR PERIOD ENDED SEPTEMBER 30, 2000?

A. The GE High Yield Fund had a return of negative 0.52% for Class A shares, negative 1.25% for Class B Shares, negative 1.27% for Class C Shares and negative 0.26% for Class Y Shares for the one-year-period ended September 30, 2000. The CS First Boston Global High Yield Index returned 1.92% for the same period. The Lipper High Yield Taxable Peer Group returned negative 0.02% for the same period.

Q.  WHAT CONTRIBUTED TO THE PERFORMANCE OF THE FUND?

A. Performance was below the benchmark, primarily due to our overweight allocation to the telecom sector, along with some poor security selection within that sector. Also detracting from results was our underweight position in the energy sector, which had a very good year due to very high oil prices. On the positive side, our higher quality portfolio in relation to the benchmark enhanced returns, as BB rated securities outperformed lower rated bonds. Also, our overweight allocation to the gaming sector, and good security selection within the healthcare and homebuilding sectors, helped results.

Q.  WHICH SECTOR HAVE YOU LIKED THE MOST?

A. We liked the telecom sector, due to its high growth potential and high equity valuations. This strategy hurt us as the NASDAQ, and telecom stocks in general, had a major sell-off over the past six months, which led to a widening of spreads.We believe we have selected some very good companies within this sector and their valuations will improve over the coming year.

Q.  WHICH INVESTMENTS STAND OUT?

A. On the positive side, Intermedia's bonds went up dramatically when they agreed to be acquired by Worldcom. This should lead to a several notch ratings upgrade for these bonds in the future. Also, we tendered the bonds of Chancellor Media at a very favorable price after the company was acquired by Clear Channel. On the negative side, RSL Communications performed very poorly, as investors became concerned about the company's heavy debt burden and its ability to complete scheduled asset sales at desirable prices.

Q. WHAT IS THE OUTLOOK FOR THE FUND AND HOW HAVE YOU POSITIONED THE FUND GOING FORWARD?

A. We continue to find good value in the telecommunications sector. This sector widened dramatically over the past six months and we feel it should rebound over the coming year. To a smaller extent, we remain overweight in the healthcare, gaming, and cable sectors. Our portfolio currently maintains an average credit quality of BB-, which is higher than that of the benchmark. We are optimistic about better returns over the coming year due to the very wide spreads and high yields available in the current market.


[PHOTO OMITTED]

                                                              GE HIGH YIELD FUND


--------------------------------------------------------------------------------
                                 QUALITY RATINGS
                              AT SEPTEMBER 30, 2000
--------------------------------------------------------------------------------
Moody's/                      Percent of
S&P Rating**                 Market Value
--------------------------------------------------------------------------------
AAA                                 4.46%
BBB                                 6.08%
BB                                 28.59%
B                                  53.28%
CCC/CC                              5.03%
NR                                  2.56%
--------------------------------------------------------------------------------
                                  100.00%

** MOODY'S INVESTORS SERVICES, INC. AND
   STANDARD & POOR'S ARE NATIONALLY
   RECOGNIZED STATISTICAL RATING ORGANIZATIONS.



                               INVESTMENT PROFILE
 A mutual fund designed for investors who seek above-average total return over a market cycle of three to five years, consistent with reasonable risk, by investing primarily in high yield securities
                 (including bonds rated below investment grade).


                         * LIPPER PERFORMANCE COMPARISON
                       HIGH YIELD TAXABLE PEER GROUP
                   BASED ON AVERAGE ANNUAL TOTAL RETURNS FOR
                           THE PERIODS ENDED 9/30/00


                             One Year
                            ----------
   Number of
   Funds in
   peer group:                  352

   Peer group
   average annual
   total return:             -0.02%

   Lipper categories
   in peer group:   HIGH YIELD TAXABLE

   *SEE NOTES TO PERFORMANCE FOR EXPLANATION OF PEER CATEGORIES




              COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT

CLASS A SHARES+

[CLASS A SHARES LINE GRAPH OMITTED]
PLOT POINTS FOLLOWS:

         GE High Yield Fund       GE High Yield Fund w/load    Salomon High Yield     CS First Boston High Yield
12/31/98     10,000.00                9,575.00                     10,000.00              10,000.00
             10,058.16                9,630.69                     10,149.80              10,094.00
             10,012.08                9,586.57                     10,064.54              10,072.80
3/99         10,188.53                9,755.52                     10,149.59              10,164.47
             10,371.84                9,931.04                     10,362.12              10,389.10
             10,087.45                9,658.74                     10,199.43              10,276.90
6/99         10,100.18                9,670.93                     10,177.00              10,282.04
             10,097.44                9,668.30                     10,199.38              10,287.18
             10,039.37                9,612.70                     10,078.01              10,195.62
9/99         10,053.27                9,629.57                     10,001.42              10,117.11
             10,121.73                9,695.15                      9,933.41              10,067.54
             10,316.40                9,881.61                     10,089.36              10,204.46
12/99        10,435.42                9,995.61                     10,174.11              10,327.93
             10,353.71                9,917.34                     10,089.67              10,286.62
             10,440.10               10,000.10                     10,113.88              10,350.40
3/00         10,292.04                9,858.27                      9,908.57              10,195.14
             10,276.14                9,843.05                      9,948.21              10,179.85
              9,997.37                9,576.02                      9,809.84              10,016.97
6/00         10,249.84                9,817.85                     10,030.12              10,241.35
             10,176.49                9,747.60                     10,139.03              10,337.62
             10,210.57                9,780.24                     10,214.05              10,406.88
9/00         10,001.47                9,579.95                     10,104.76              10,311.11



                                 AVERAGE ANNUAL
                                  TOTAL RETURN

                             ONE     SINCE
                             YEAR  INCEPTION
                            -----  ---------
GE High Yield Fund          -0.52%   0.01%
GE High Yield Fund w/load   -4.71%  -2.42%
(maximum load-4.25%)
CS First Boston High Yield   1.92%   1.77%
Salomon High Yield           1.03%   0.60%


CLASS B SHARES

[CLASS B SHARES LINE GRAPH OMITTED]
PLOT POINTS FOLLOWS:

          GE High Yield Fund   GE High Yield Fund w/load      Salomon High Yield    CS First Boston High Yield
12/31/98     10,000.00                10,000.00                  10,000.00             10,000.00
             10,052.40                10,052.40                  10,149.80             10,094.00
             10,000.51                10,000.51                  10,064.54             10,072.80
3/99         10,170.37                10,170.37                  10,149.59             10,164.47
             10,357.18                10,357.18                  10,362.12             10,389.10
             10,066.96                10,066.96                  10,199.43             10,276.90
6/99         10,073.53                10,073.53                  10,177.00             10,282.04
             10,064.55                10,064.55                  10,199.38             10,287.18
              9,989.60                 9,989.60                  10,078.01             10,195.62
9/99          9,997.31                 9,997.31                  10,001.42             10,117.11
             10,059.09                10,059.09                   9,933.41             10,067.54
             10,246.52                10,246.52                  10,089.36             10,204.46
12/99        10,358.14                10,358.14                  10,174.11             10,327.93
             10,281.12                10,281.12                  10,089.67             10,286.62
             10,350.12                10,350.12                  10,113.88             10,350.40
3/00         10,197.03                 9,916.23                   9,908.57             10,195.14
             10,175.05                 9,896.65                   9,948.21             10,179.85
              9,892.65                 9,623.85                   9,809.84             10,016.97
6/00         10,147.39                 9,873.49                  10,030.12             10,241.35
             10,057.37                 9,787.67                  10,139.03             10,337.62
             10,095.94                 9,827.14                  10,214.05             10,406.88
9/00          9,872.02                 9,611.02                  10,104.76             10,311.11


                                 AVERAGE ANNUAL
                                  TOTAL RETURN

                                ONE      SINCE
                               YEAR    INCEPTION
                              -----    ---------
GE High Yield Fund            -1.25%    -0.73%
GE High Yield Fund w/load     -3.99%    -2.24%
(maximum load)                 3.00%     3.00%
CS First Boston High Yield     1.92%     1.77%
Salomon High Yield             1.03%     0.60%


CLASS C SHARES

[CLASS C SHARES LINE GRAPH OMITTED]
PLOT POINTS FOLLOWS:

          GE High Yield Fund     GE High Yield Fund w/load   Salomon High Yield     CS First Boston High Yield
10/1/99      10,000.00                10,000.00                   10,000.00              10,000.00
10/99        10,061.90                10,061.90                    9,932.00               9,951.00
11/99        10,249.16                10,249.16                   10,087.93              10,086.33
12/99        10,371.49                10,371.49                   10,172.67              10,208.38
1/00         10,283.70                10,283.70                   10,088.24              10,167.54
2/00         10,363.03                10,363.03                   10,112.45              10,230.58
3/00         10,198.54                10,100.32                    9,907.17              10,077.12
4/00         10,187.49                10,090.01                    9,946.80              10,062.01
5/00          9,905.08                 9,810.96                    9,808.45               9,901.02
6/00         10,148.84                10,053.04                   10,028.69              10,122.80
7/00         10,058.82                 9,964.49                   10,137.59              10,217.95
8/00         10,097.42                10,003.40                   10,212.60              10,286.41
9/00          9,873.49                 9,782.20                   10,103.33              10,191.75


                                 AVERAGE ANNUAL
                                  TOTAL RETURN

                                ONE      SINCE
                               YEAR    INCEPTION
                              -----    ---------
GE High Yield Fund            -1.27%     -1.27%
GE High Yield Fund w/load     -2.18%     -2.18%
(maximum load)                 1.00%      1.00%
CS First Boston High Yield     1.92%      1.92%
Salomon High Yield             1.03%      1.03%


CLASS Y SHARES

[CLASS Y SHARES LINE GRAPH OMITTED]
PLOT POINTS FOLLOWS:
         GE High Yield Fund       Salomon High Yield  CS First Boston High Yield
12/31/98     10,000.00                10,000.00               10,000.00
1/99         10,060.13                10,149.80               10,094.00
2/99         10,015.94                10,064.54               10,072.80
3/99         10,194.62                10,149.59               10,164.47
4/99         10,390.34                10,362.12               10,389.10
5/99         10,107.88                10,199.43               10,276.90
6/99         10,122.75                10,177.00               10,282.04
7/99         10,122.31                10,199.38               10,287.18
8/99         10,055.40                10,078.01               10,195.62
9/99         10,071.41                10,001.42               10,117.11
10/99        10,142.30                 9,933.41               10,067.54
11/99        10,339.45                10,089.36               10,204.46
12/99        10,460.96                10,174.11               10,327.93
1/00         10,392.06                10,089.67               10,286.62
2/00         10,469.92                10,113.88               10,350.40
3/00         10,323.74                 9,908.57               10,195.14
4/00         10,321.01                 9,948.21               10,179.85
5/00         10,032.37                 9,809.84               10,016.97
6/00         10,299.08                10,030.12               10,241.35
7/00         10,216.36                10,139.03               10,337.62
8/00         10,264.20                10,214.05               10,406.88
9/00         10,044.87                10,104.76               10,311.11



                                 AVERAGE ANNUAL
                                  TOTAL RETURN

                                ONE      SINCE
                               YEAR    INCEPTION
                              -----    ---------
GE High Yield Fund            -0.26%     0.26%
CS First Boston High Yield     1.92%     1.77%
alomon High Yield              1.03%     0.60%


  SEE NOTES TO PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

                                                              GE HIGH YIELD FUND

                                      SCHEDULE OF INVESTMENTS SEPTEMBER 30, 2000
GE HIGH YIELD FUND
[PIE CHART OMITTED]

PLOT POINTS FOLLOWS:
COMMUNICATIONS: FIXED       17.4%
CASH & OTHER                14.0%
ALL OTHER SECTORS           13.5%*
CABLE                       13.1%
GAMING                       7.2%
COMMUNICATIONS: MOBILE       7.2%
HEALTHCARE                   6.9%
SERVICES                     3.5%
RETAIL                       3.4%
PACKAGING                    3.3%
CHEMICALS                    3.1%
REAL ESTATE/BUILDING         2.9%
MEDIA AND ENTERTAINMENT      2.4%
METALS                       2.1%


* INCLUDES ALL OTHER SECTORS LESS THAN 2.0%.





                                    PRINCIPAL
                                       AMOUNT [DIAMOND] VALUE
--------------------------------------------------------------------------------
CORPORATE BONDS AND NOTES -- 85.9%
--------------------------------------------------------------------------------
AUTOMOTIVE -- 1.5%

Hayes Lemmerz International Inc.
   8.25%    12/15/08 ..............  $525,000    $    425,250
Tenneco Automotive Inc.
   11.625%  10/15/09 ..............    75,000          48,000

TOTAL AUTOMOTIVE
   (COST $560,929) ................                   473,250

CABLE -- 13.1%

Adelphia Communications Corp.
   8.375%   02/01/08 ..............   125,000         108,125
   7.75%    01/15/09 ..............   400,000         333,500
   9.375%   11/15/09 ..............   650,000         589,062
British Sky Broadcasting
   Group PLC
   8.20%    07/15/09 ..............   350,000         329,539
Callahan Nordrhein Westfalen
   14.00%   07/15/10 ..............   350,000         348,250(b)
Charter Communications
   Holdings
   10.25%   01/15/10 ..............   475,000         464,906
CSC Holdings Inc.
   7.25%    07/15/08 ..............   260,000         245,232
EchoStar DBS Corp.
   9.375%   02/01/09 ..............   400,000         392,000
NTL Inc. (Series B)
   10.75%   04/01/08 ..............   425,000  GBP    377,120
RCN Corp. (Series B)
   12.96%   10/15/07 ..............   510,000         270,300
Rogers Cablesystems Ltd.
   10.125%  09/01/12 ..............   200,000         209,500
Telewest Communications PLC
   9.875%   04/15/09 ..............   450,000  GBP    342,735
United Pan-Europe
   Communications N.V.
   10.875%  08/01/09 ..............   230,000         195,500

TOTAL CABLE
   (COST $4,654,813) ..............                 4,205,769



                                    PRINCIPAL
                                       AMOUNT [DIAMOND] VALUE
--------------------------------------------------------------------------------
CHEMICALS -- 3.1%

Huntsman ICI Chemicals LLC
   10.125%  07/01/09 ..............  $125,000 EUR $   110,469
   10.125%  07/01/09 ..............   230,000         225,687
ISP Holdings Inc. (Series B)
   9.00%    10/15/03 ..............   435,000         382,800
Lyondell Chemical Co. (Series A)
   9.625%   05/01/07 ..............   295,000         287,994

TOTAL CHEMICALS
   (COST $1,076,067) ..............                 1,006,950

COMMUNICATIONS: FIXED -- 17.3%

Bayan Telecommunications
   13.50%   07/15/06 ..............   250,000          90,625(b)
Esprit Telecom Group PLC
   11.00%   06/15/08 ..............   550,000 EUR     111,834
Exodus Communications Inc.
   11.625%  07/15/10 ..............   240,000         240,600(b)
Focal Communications Corp.
   11.875%  01/15/10 ..............   275,000         209,000
Global Crossings Holdings Ltd.
   9.625%   05/15/08 ..............   605,000 DEM     605,000
Globix Corp.
   12.50%   02/01/10 ..............   255,000         181,050
GT Group Telecom Inc.
   13.25%   02/01/10 ..............   410,000         176,300
Hermes Europe Railtel BV
   11.50%   08/15/07 ..............   195,000          97,500
Hyperion Telecommunications
   Inc. (Series B)
   10.99%   04/15/03 ..............   230,000         191,475
Intermedia Communications Inc.
   11.25%   07/15/07 ..............   510,000         423,300
   8.50%    01/15/08 ..............    50,000          47,875
Level 3 Communications Inc.
   12.875%  03/15/10 ..............   335,000         179,225
Maxcom Telecomunicaciones S.A.
   13.75%   04/01/07 ..............   215,000         117,713(b)
Motient Corp.
   12.25%   04/01/08 ..............   215,000         155,337
Netia Holdings II BV
   13.50%   06/15/09 ..............   250,000 EUR     204,367
NEXTLINK Communications Inc.
   10.75%   11/15/08 ..............   325,000         300,625
   12.125%  12/01/09 ..............   110,000          57,200
Primus Telecommunications Group
   11.25%   01/15/09 ..............   405,000         206,550
   12.75%   10/15/09 ..............   100,000          52,000
PSINet Inc. (Series B)
   10.00%   02/15/05 ..............   460,000         299,000
PTC International Finance BV
   10.75%   07/01/07 ..............   175,000         122,500
PTC International Finance II S.A.
   11.25%   12/01/09 ..............   150,000 EUR     129,580
Rhythms Netconnections
   18.34%   05/15/08 ..............   725,000         275,500
   14.00%   02/15/10 ..............   145,000          95,700
RSL Communications PLC
   12.25%   11/15/06 ..............    50,000          12,000
   9.125%   03/01/08 ..............   230,000          46,000
   15.20%   03/01/08 ..............   500,000          75,000
   12.00%   11/01/08 ..............   275,000          67,375






-----------
See Notes to Schedules of Investments and Financial Statements.

                                                              GE HIGH YIELD FUND

                                      SCHEDULE OF INVESTMENTS SEPTEMBER 30, 2000




                                    PRINCIPAL
                                       AMOUNT [DIAMOND] VALUE
--------------------------------------------------------------------------------
Tele1 Europe BV
   13.00%   05/15/09 ..............$ 155,000  EUR  $ 136,981
Viatel Inc.
   15.27%   04/15/08 ..............  325,000         81,250
Wam Net Inc. (Series A)
   21.43%   03/01/05 ..............  250,000        112,500
Winstar Communications Inc.
   14.75%   04/15/10 ..............1,385,000        443,200(b)

TOTAL COMMUNICATIONS: FIXED
   (COST $7,749,862) ..............               5,544,162

COMMUNICATIONS: MOBILE -- 7.2%

Cellco Finance N.V. Turkcell
   12.75%   08/01/05 ..............  160,000        158,400
Centennial Cellular Corp.
   10.75%   12/15/08 ..............  350,000        342,125
CTI Holdings S.A.
   12.91%   04/15/08 ..............  400,000        204,000
Dolphin Telecom PLC
   19.53%   05/15/09 ..............  425,000         85,000
Globalstar LP/Capital
   11.375%  02/15/04 ..............  260,000         78,000
Grupo Iusacell S.A. de C.V.
   14.25%   12/01/06 ..............  210,000        222,600
Nextel Communications Inc.
   11.63%   09/15/07 ..............  175,000        143,500
   11.60%   02/15/08 ..............1,125,000        860,625(h)
Occidente Y Caribe Celular
   S.A. (Series B)
   24.58%   03/15/04 ..............  275,000        199,375

TOTAL COMMUNICATIONS: MOBILE
   (COST $2,433,776) ..............               2,293,625

ENERGY -- 1.9%

Husky Oil Ltd.
   8.90%    08/15/28 ..............  175,000        170,187
Nuevo Energy Co.
   9.375%   10/01/10 ..............  170,000        168,938(b)
Vintage Petroleum Inc.
   8.625%   02/01/09 ..............   35,000         34,825
   9.75%    06/30/09 ..............  230,000        239,200

TOTAL ENERGY
   (COST $602,610) ................                 613,150

FINANCIAL -- 1.8%

Anthem Insurance Cos. Inc.
   9.125%   04/01/10 ..............  255,000        238,560(b)
Golden State Holdings
   7.125%   08/01/05 ..............  375,000        349,949

TOTAL FINANCIAL
   (COST $572,312) ................                 588,509

FOOD AND BEVERAGES -- 1.0%

Smithfield Foods Inc.
   7.625%   02/15/08
   (COST $353,288) ................  375,000        336,563(h)



                                    PRINCIPAL
                                       AMOUNT [DIAMOND] VALUE
--------------------------------------------------------------------------------
GAMING -- 7.2%

Harrah's Operating Co. Inc.
   7.875%   12/15/05 .............. $550,000    $   529,375(h)
Horseshoe Gaming Holding
   8.625%   05/15/09 ..............  400,000        392,000
International Game Technology
   8.375%   05/15/09 ..............  455,000        444,763
Park Place Entertainment Corp.
   7.875%   12/15/05 ..............  180,000        173,475
   8.50%    11/15/06 ..............  225,000        227,894
Station Casinos Inc.
   10.125%  03/15/06 ..............  400,000        400,000(h)
   8.875%   12/01/08 ..............  125,000        120,469

TOTAL GAMING
   (COST $2,323,003) ..............               2,287,976

GENERAL INDUSTRIAL -- 1.7%

Actuant Corp.
   13.00%   05/01/09 ..............  250,000        254,375(b)
Flowserve Corp.
   12.25%   08/15/10 ..............  275,000        281,188(b)

TOTAL GENERAL INDUSTRIAL
   (COST $521,106) ................                 535,563

HEALTHCARE -- 6.9%

Fresenius Medical Capital Trust II
   9.00%    12/01/06 ..............  300,000        299,250
   7.875%   02/01/08 ..............  165,000        155,925
HCA-The Healthcare Corp.
   6.91%    06/15/05 ..............  750,000        709,955(h)
   8.75%    09/01/10 ..............  150,000        152,159
   7.58%    09/15/25 ..............  100,000         84,166
Tenet Healthcare Corp.
   8.625%   01/15/07 ..............  810,000        801,900

TOTAL HEALTHCARE
   (COST $2,238,091) ..............               2,203,355

HOTELS/LODGING/RESTAURANTS -- 1.3%

Hilton Hotels Corp.
   7.95%    04/15/07 ..............  255,000        247,862
HMH Properties (Series A)
   7.875%   08/01/05 ..............  185,000        174,362

TOTAL HOTELS/LODGING/RESTAURANTS
   (COST $426,209) ................                 422,224

MEDIA AND ENTERTAINMENT -- 2.4%

Multicanal S.A. (Series E)
   13.125%  04/15/09 ..............  220,000        199,495
Satelites Mexicanos S.A. de CV
   10.125%  11/01/04 ..............  245,000        154,350
TV Azteca S.A. (Series B)
   10.50%   02/15/07 ..............  325,000        301,437
XM Satellite Radio Holdings
   Inc. (Class A)
   14.00%   03/15/10 ..............  170,000        119,000(b)

TOTAL MEDIA AND ENTERTAINMENT
   (COST $812,756) ................                 774,282





-----------
See Notes to Schedules of Investments and Financial Statements.

                                                              GE HIGH YIELD FUND

                                      SCHEDULE OF INVESTMENTS SEPTEMBER 30, 2000




                                    PRINCIPAL
                                       AMOUNT [DIAMOND] VALUE
--------------------------------------------------------------------------------
METALS -- 2.1%
Glencore Nickel Property Ltd.
   9.00%    12/01/14 .............$   60,000    $    50,100
Murrin Murrin Holdings Ltd.
   9.375%   08/31/07 .............   425,000        382,500
National Steel Corp. (Series A)
   9.875%   03/01/09 .............   375,000        221,250
Republic Technologies
   International LLC
   13.75%   07/15/09 .............   135,000         24,300

TOTAL METALS
   (COST $902,505) ...............                  678,150

OTHER -- 1.6%
Federal Republic of Brazil
   11.00%   08/17/40 .............   400,000        319,000
Republic of Colombia
   9.75%    04/23/09 .............   135,000        109,504
Republic of Philippines
   10.625%  03/16/25 .............   100,000         84,646

TOTAL OTHER
   (COST $536,928) ...............                  513,150

PACKAGING -- 3.3%
Indah Kiat Finance Mauritius
   10.00%   07/01/07 .............   675,000        324,000
Norampac Inc.
   9.50%    02/01/08 .............   335,000        337,513
Pacifica Papers Inc.
   10.00%   03/15/09 .............   395,000        397,962

TOTAL PACKAGING
   (COST $1,118,471) .............                1,059,475

REAL ESTATE / BUILDING -- 2.9%
Centex Corp.
   9.75%    06/15/05 .............   225,000        232,415
D.R. Horton Inc.
   8.00%    02/01/09 .............   185,000        169,738
Lennar Corp.
   9.95%    05/01/10 .............   225,000        231,187(b)
Nortek Inc. (Series B)
   8.875%   08/01/08 .............   315,000        289,800

TOTAL REAL ESTATE / BUILDING
   (COST $944,889) ...............                  923,140

RETAIL -- 3.4%
Dillon Read Structured
   Finance (Class A)
   6.66%    08/15/10 .............   236,182        178,781
DR Structured Finance Corp.
   8.375%   08/15/15 .............   200,000        140,386
HMV Media Group PLC
   10.25%   05/15/08 .............   400,000        264,000
Musicland Group Inc.
   9.00%    06/15/03 .............   300,000        279,000
   9.875%   03/15/08 .............   250,000        210,000

TOTAL RETAIL
   (COST $1,342,224) .............                1,072,167


                                    PRINCIPAL
                                       AMOUNT [DIAMOND] VALUE
--------------------------------------------------------------------------------
SERVICES -- 3.5%

Norcal Waste Systems Inc.
   13.50%   11/15/05 .............  $295,000   $    310,488
USA Waste Services Inc.
   7.125%   10/01/07 .............   375,000        351,962
   7.125%   12/15/17 .............    50,000         42,991
Waste Management Inc.
   6.875%   11/15/00 .............    75,000         68,074
   7.00%    10/15/06 .............   250,000        234,237
   7.65%    03/15/11 .............   120,000        112,625

TOTAL SERVICES
   (COST $1,085,894) .............                1,120,377

SUPERMARKET/DRUGS -- 0.5%

Stater Brothers Holdings Inc.
   10.75%   08/15/06
   (COST $183,657) ...............   195,000        164,775

TECHNOLOGY -- 0.7%

Hyundai Semiconductor
   8.25%    05/15/04 .............   100,000         90,983(b)
   8.625%   05/15/07 .............   150,000        129,177(b)

TOTAL TECHNOLOGY
   (COST $220,255) ...............                  220,160

UTILITIES -- 1.5%

AES Corp.
   8.50%    11/01/07 .............   325,000        310,375(h)
Paiton Energy Funding BV
   9.34%    02/15/14 .............   350,000         73,500(b)
Ras Laffan Liquefied Natural Gas
   8.294%   03/15/14 .............   100,000         95,059(b)

TOTAL UTILITIES
   (COST $482,916) ...............                  478,934

TOTAL CORPORATE BONDS AND NOTES
   (COST $31,142,561) ............               27,515,706



                                      NUMBER
                                   OF SHARES           VALUE
--------------------------------------------------------------------------------
COMMON STOCK -- 0.1%
--------------------------------------------------------------------------------
Tele1 Europe Holding AB ADR ......     2,912         23,161(a)

TOTAL COMMON STOCK
   (COST $0) .....................                   23,161

--------------------------------------------------------------------------------
PREFERRED STOCK -- 4.5%
--------------------------------------------------------------------------------
Dobson Communications Corp.,
   13.00% ........................       244        232,660
IXC Communications Inc.
   (Series B), 12.50% ............       279        284,580
Kmart Financing I, 7.75% .........     4,950        155,925
Nextel Communications Inc.
   (Series D), 13.00% ............        37         39,775




---------
See Notes to Schedules of Investments and Financial Statements.

                                                              GE HIGH YIELD FUND

                                      SCHEDULE OF INVESTMENTS SEPTEMBER 30, 2000




                                    NUMBER OF
                                       SHARES          VALUE
--------------------------------------------------------------------------------
NEXTLINK Communications Inc.
   (Series B), 13.50% ............       196  $     168,894
Paxson Communications Corp.,
   13.25% ........................        31        303,439(a)
TNP Enterprises Inc., 14.50% .....       250        252,500(b)

TOTAL PREFERRED STOCK
   (COST $1,417,362) .............                1,437,773

--------------------------------------------------------------------------------
WARRANTS -- 0.2%
--------------------------------------------------------------------------------
Globalstar Telecom, 02/15/04 .....       900          1,125(a)
GT Group Telecom Inc. (Class B),
   02/01/10 ......................       410         32,800(b)
Maxcom Telecomunicaciones
   S.A., 04/01/07 ................       215            538(b)
Motient Corp., 04/01/08 ..........     7,500          2,062
Occidente Y Caribe Celular
   S.A., (Class D), 03/15/04 .....    14,600          5,475(a)
Republic Technologies
   International Inc., 07/15/09 ..       135              1(a,b)
Wam Net Inc., 03/01/05 ...........     5,250          6,103(a,b)
XM Satellite Radio Inc.,
   03/15/2010 ....................       170         23,800

TOTAL WARRANTS
   (COST $111,992) ...............                   71,904

TOTAL INVESTMENTS IN SECURITIES
   (COST $32,671,896) ............               29,048,544



                                    PRINCIPAL
                                       AMOUNT          VALUE
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 4.2%
--------------------------------------------------------------------------------
San Paolo U.S. Finance Co.
   6.70%    10/02/00
   (COST $1,359,747) .............$1,360,000      1,359,747

OTHER ASSETS AND LIABILITIES,
   NET 5.1% ......................                1,616,271
                                                -----------


NET ASSETS-- 100% ................              $32,024,562
                                                ===========


FORWARD FOREIGN CURRENCY CONTRACTS
--------------------------------------------------------------------------------
At September 30, 2000, the outstanding forward foreign currency contracts, which obligate the GE High Yield Fund to deliver currencies at a specified date, were as follows:

                                                 U.S. $   UNREALIZED
                                     SETTLEMENT CURRENT  APPRECIATION/
        EXCHANGED FROM  EXCHANGED TO    DATE     VALUE  (DEPRECIATION)
--------------------------------------------------------------------------------
PURCHASES
          EUR 85,000    USD $ 75,267  11/10/00 $  75,119 $     (148)
                                               --------- -----------
SALES
          EUR 175,000   USD $164,295  10/26/00 $ 154,656 $    9,639
          EUR  80,000   USD   72,484  10/26/00    70,700      1,784
          EUR 200,000   USD  189,500  10/30/00   176,750     12,750
          EUR 150,000   USD  142,110  10/30/00   132,562      9,548
          EUR 320,000   USD  290,042  11/10/00   282,800      7,242
          GBP 145,000   USD  217,456  11/02/00   214,441      3,015
          GBP 320,000   USD  480,544  11/03/00   473,248      7,296
          GBP  35,000   USD   52,673  11/10/00    51,762        911
                                              ---------- -----------
                                              $1,556,919 $   52,185
                                              ---------- -----------
NET UNREALIZED APPRECIATION                              $   52,037
                                                         -----------
                                                         -----------


--------
See Notes to Schedules of Investments and Financial Statements.

                                                    GE STRATEGIC INVESTMENT FUND


Q&A

THE GE STRATEGIC INVESTMENT FUND IS MANAGED JOINTLY BY DAVID CARLSON, RALPH LAYMAN AND BOB MACDOUGALL. THE FUND FOLLOWS AN ASSET ALLOCATION STRATEGY, AND EACH PORTFOLIO MANAGER IS RESPONSIBLE FOR INVESTMENTS WITHIN HIS AREA OF
EXPERTISE: DAVE MANAGES THE DOMESTIC EQUITY INVESTMENTS IN THE PORTFOLIO (PLEASE REFER TO PAGE 48 FOR DAVE'S BIOGRAPHICAL DETAILS), RALPH MANAGES THE INTERNATIONAL EQUITY HOLDINGS WITHIN THE PORTFOLIO (PLEASE REFER TO PAGE 29 FOR RALPH'S BIOGRAPHICAL DETAILS) AND BOB MANAGES THE FIXED INCOME RELATED INVESTMENTS IN THE PORTFOLIO (PLEASE REFER TO PAGE 60 FOR, BOB'S BIOGRAPHICAL DETAILS).

Q. HOW DID THE GE STRATEGIC INVESTMENT FUND PERFORM COMPARED TO ITS BENCHMARK FOR THE ONE-YEAR PERIOD ENDED SEPTEMBER 30, 2000?
A. The GE Strategic Investment Fund posted a return of 13.78% for Class A Shares, 12.94% for Class B Shares, 12.76% for Class C Shares and 14.06% for Class Y Shares for the one-year period ended September 30, 2000. The Fund allocates investments among several asset classes and therefore the results of the Fund need to be compared to several benchmarks: S&P 500 Index which returned 13.24%; the MSCI EAFE Index which returned 3.18%; and the Lehman Brothers Aggregate Bond Index which returned 6.99%. A synthetic benchmark for this product returned 11.03%. For the same period, our Lipper peer group of 472 Balanced funds had an average return of approximately 11.31%. The Fund's performance is ranked in the top third relative to the peer group.

Q. WHY DID THE FUND OUTPERFORM ITS BENCHMARK FOR THE ONE-YEAR PERIOD ENDED SEPTEMBER 30, 2000?
A. The Fund's outperformance was driven by asset allocation and strong performance within each of the asset classes. The U.S. equity portion of the Fund returned in excess of 20%, exceeding the S&P 500 Index return of more than 13%. The fixed income portion of the portfolio was very strong during this time period, posting a gain of more than 5.5%. The international portion of the portfolio performed strongly as well, with gains in excess of 12%. This more than beat the MSCI EAFE Index, which posted gains of only 3% during the period. Our allocation in international stocks sets us apart from many other balanced funds, which only concentrate on the U.S. financial markets. Please read the commentary on the GE International Equity Fund and the GE Fixed Income Fund for a more detailed description of the individual asset classes.

Q.  WHAT HAS BEEN GOING ON IN THE U.S. EQUITY MARKETS?
A. Volatility has been the one constant in the U.S. equity markets over the past year. After stellar gains in the fourth quarter of 1999, the first three quarters of 2000 have been very volatile. The first quarter of 2000 performed quite well, with a very strong January and February, however, March proved to be the beginning of a re-valuation in the U.S. equity markets. A number of technology stocks were priced to perfection and the March through May period corrected some of the excesses.

    The U.S. Equity markets certainly did not earn a gold medal in the third quarter of 2000. In fact, the S&P 500 Index finished down 1.0% in the quarter, placing the Index seventh out of 33 FT/S&P All-World Indices measured in U.S. dollars. The silver lining is that the U.S. position improved from 18th place in 1999, perhaps indicating that the U.S. markets provide a relative "safe" haven in times of slowing global economic conditions.

Q. WHAT ARE THE CURRENT WEIGHTINGS OF THE VARIOUS ASSET CLASSES AND HOW HAVE THEY CHANGED OVER THE PAST YEAR?
A. Currently, the Fund's asset allocation mix reflects 46% of the assets in U.S. equities, 14% in international equities, 35% in fixed income, and 5% in cash and cash equivalents. We continue to directionally model the weights of this portfolio in conjunction with the policy governing the GE Pension Plan. Our Asset Allocation Committee meets regularly to discuss any changes to the policy. The target weightings have shifted marginally toward international equities, as our Committee believes there are compelling values in the international markets versus the U.S. equity markets. The total equity allocation is 60% and the fixed income allocation is 35%, directionally in line with the Committee's policy targets.

Q.  WHAT IS YOUR OUTLOOK FOR THE FUND?
A. The returns for the Fund will continue to reflect demand for equities in both U.S. and international issues. Despite the Federal Reserve's commitment to containing any inflationary pressures through rate increases, we believe companies are executing their business plans and should produce solid earnings over the next few quarters. The U.S. market, and consequently the international markets, likely will continue to be volatile, although this should be beneficial as the speculative excesses are eliminated from the system. The fixed income market should continue to experience relief as the market seeks short term security in the bond market as a soft landing unfolds.

                                                    GE STRATEGIC INVESTMENT FUND


--------------------------------------------------------------------------------
                            TOP TEN LARGEST HOLDINGS
                              AT SEPTEMBER 30, 2000
                              AS A % OF NET ASSETS
--------------------------------------------------------------------------------
  Citigroup Inc.                        3.08%
--------------------------------------------------------------------------------
  U.S. Treasury Bonds 8.125%, 08/15/19  2.35%
--------------------------------------------------------------------------------
  Cardinal Health Inc.                  1.93%
--------------------------------------------------------------------------------
  First Data Corp.                      1.60%
--------------------------------------------------------------------------------
  Dover Corp.                           1.43%
--------------------------------------------------------------------------------
  Federal National Mortgage
     Assoc. 6.50%, TBA                  1.43%
--------------------------------------------------------------------------------
  Fannie Mae                            1.40%
--------------------------------------------------------------------------------
  Federal National Mortgage
     Assoc. 7.00%, 07/15/05             1.39%
--------------------------------------------------------------------------------
  AT&T Corp. - Liberty Media
     Group (Class A)                    1.37%
--------------------------------------------------------------------------------
  Molex Inc. (Class A)                  1.26%
--------------------------------------------------------------------------------





                               INVESTMENT PROFILE
     A mutual fund designed for investors who seek to maximize total return through asset allocation designed to achieve capital appreciation primarily from common stocks and other equity securities and current income from bonds and other fixed income securities.


                         * LIPPER PERFORMANCE COMPARISON
                               BALANCED PEER GROUP
       BASED ON AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED 9/30/00

                         One       Five
                        Year       Year
                      --------   --------
   Number of
   Funds in
   peer group:            472       252

   Peer group
   average annual
   total return:       11.31%    12.73%

   Lipper categories
   in peer group:  BALANCED

 *SEE NOTES TO PERFORMANCE FOR EXPLANATION OF PEER CATEGORIES




              COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT

CLASS A SHARES+

[CLASS A SHARES LINE GRAPH OMITTED]
PLOT POINTS FOLLOWS:

        GE Strategic Investment  GE Strategic Investment w/load         S&P 500      LB Aggregate  Composite Index**
2/22/93   10,000.00                    9,425.00                        10,000.00      10,000.00         10,000.00
          10,309.14                    9,715.01                        10,215.80      10,041.80         10,146.38
9/93      10,806.46                   10,183.66                        10,531.82      10,576.96         10,552.78
          10,482.79                    9,878.65                        10,365.39      10,279.87         10,335.45
9/94      10,777.59                   10,156.46                        10,920.02      10,235.87         10,649.38
          11,488.09                   10,826.02                        11,979.63      10,792.61         11,502.55
9/95      12,970.65                   12,223.14                        14,166.68      11,675.08         13,130.68
          14,023.21                   13,215.03                        15,825.89      11,955.18         14,171.42
9/96      14,731.61                   13,882.59                        17,047.17      12,244.82         14,970.25
          15,562.97                   14,666.04                        18,960.87      12,542.24         16,125.56
9/97      18,039.57                   16,999.92                        23,948.59      13,437.82         19,097.01
          19,811.42                   18,669.65                        28,069.47      14,047.16         21,410.01
9/98      19,100.00                   17,998.89                        26,131.98      14,983.10         21,130.68
          22,062.24                   20,790.76                        33,274.27      14,957.20         24,454.06
9/99      22,018.27                   20,749.32                        33,398.05      14,926.95         24,509.51
          24,893.54                   23,458.89                        39,318.96      15,237.89         27,318.92
9/00      25,052.10                   23,608.31                        37,820.44      15,969.85         27,220.04


                                 AVERAGE ANNUAL
                                  TOTAL RETURN

                                   ONE   FIVE     SINCE
                                  YEAR   YEAR   INCEPTION
                                 ------ ------  ----------
GE Strategic Investment          13.78% 14.07%    12.83%
GE Strategic Investment w/load    7.23% 12.72%    11.96%
(maximum load-5.75%)
S&P 500                          13.24% 21.70%    19.11%
LB Aggregate                      6.99%  6.46%     6.35%
Composite Index**                11.03% 15.68%    14.07%


CLASS B SHARES

[CLASS B SHARES LINE GRAPH OMITTED]
PLOT POINTS FOLLOWS:

       GE Strategic Investment  GE Strategic Investment w/load    S&P 500         LB Aggregate Composite Index**
12/22/93  10,000.00                       10,000.00             10,000.00         10,000.00       10,000.00
           9,640.98                        9,640.98              9,618.62          9,713.37        9,657.13
9/94       9,874.90                        9,874.90             10,133.30          9,671.79        9,950.46
          10,491.68                       10,491.68             11,116.57         10,197.82       10,747.64
9/95      11,803.95                       11,803.95             13,146.06         11,031.69       12,268.91
          12,715.28                       12,715.28             14,685.73         11,296.35       13,241.35
9/96      13,306.23                       13,306.23             15,819.02         11,570.04       13,987.75
          14,012.40                       14,012.40             17,594.85         11,851.06       15,067.24
9/97      16,176.03                       16,176.03             22,223.24         12,697.29       17,843.67
          17,672.96                       17,672.96             26,047.23         13,273.05       20,004.87
9/98      16,970.00                       16,970.00             24,249.33         14,157.41       19,743.87
          19,531.49                       19,531.49             30,877.06         14,132.94       22,849.14
9/99      19,420.29                       19,420.29             30,991.92         14,104.35       22,900.95
          22,403.56                       22,403.56             36,486.26         14,398.16       25,525.98
9/00      22,546.25                       22,546.25             35,095.70         15,089.78       25,433.59


                                 AVERAGE ANNUAL
                                  TOTAL RETURN

                                 ONE     FIVE       SINCE
                                 YEAR    YEAR     INCEPTION
                                 ------ -------   ---------
GE Strategic Investment          12.94%  13.19%     12.75%
GE Strategic Investment w/load    8.94%  13.19%     12.75%
(maximum load)                    4.00%   0.00%      0.00%
S&P 500                          13.24%  21.70%     20.36%
LB Aggregate                      6.99%   6.46%      6.26%
Composite Index**                11.03%  15.68%     14.77%


CLASS C SHARES

[CLASS C SHARES LINE GRAPH OMITTED]
PLOT POINTS FOLLOWS:

        GE Strategic Investment  GE Strategic Investmentw/load     S&P 500         LB Aggregate Composite Index**
9/30/99   10,000.00                   10,000.00                   10,000.00          10,000.00     10,000.00
10/99     10,294.48                   10,294.48                   10,636.00          10,037.00     10,396.40
11/99     10,462.17                   10,462.17                   10,851.91          10,036.00     10,522.61
12/99     10,945.52                   10,945.52                   11,491.09          9,987.82      10,874.28
1/00      10,697.45                   10,697.45                   10,912.05          9,954.86      10,531.15
2/00      10,627.82                   10,627.82                   10,710.07          10,075.32     10,467.75
3/00      11,245.81                   11,145.81                   11,772.83          10,208.31     11,146.25
4/00      11,097.84                   10,997.84                   11,399.04          10,178.71     10,920.99
5/00      11,093.49                   10,993.49                   11,165.82          10,173.62     10,782.31
6/00      11,258.87                   11,158.87                   11,438.93          10,385.23     11,030.26
7/00      11,128.31                   11,028.31                   11,256.37          10,479.74     10,967.24
8/00      11,480.83                   11,380.83                   11,955.39          10,631.69     11,439.48
9/00      11,276.28                   11,176.28                   11,324.15          10,698.67     11,105.91


                                 AVERAGE ANNUAL
                                  TOTAL RETURN

                                 ONE    SINCE
                                YEAR  INCEPTION
                               ------ ---------
GE Strategic Investment        12.76%  12.76%
GE Strategic Investment w/load 11.76%  11.76%
 (maximum load)                 1.00%   1.00%
S&P 500                        13.24%  13.24%
LB Aggregate                    6.99%   6.99%
Composite Index**              11.03%  11.03%


CLASS Y SHARES

[CLASS Y SHARES LINE GRAPH OMITTED]
PLOT POINTS FOLLOWS:

        GE Strategic Investment      S&P 500        LB Aggregate    Composite Index**
11/29/93  10,000.00                10,000.00         10,000.00         10,000.00
           9,745.04                 9,737.32          9,766.01          9,749.57
9/94      10,025.30                10,258.34          9,724.21         10,045.71
          10,700.41                11,253.75         10,253.12         10,850.52
9/95      12,100.96                13,308.28         11,091.48         12,386.35
          13,101.36                14,866.95         11,357.58         13,368.09
9/96      13,789.47                16,014.23         11,632.74         14,121.64
          14,588.35                17,811.97         11,915.30         15,211.46
9/97      16,928.65                22,497.47         12,766.11         18,014.47
          18,607.41                26,368.65         13,344.99         20,196.36
9/98      17,962.00                24,548.57         14,234.14         19,932.86
          20,773.06                31,258.08         14,209.54         23,067.85
9/99      20,756.52                31,374.36         14,180.80         23,120.16
          23,499.60                36,936.50         14,476.20         25,770.32
09/00     23,675.49                35,528.78         15,171.57         25,677.04


                                 AVERAGE ANNUAL
                                  TOTAL RETURN

                                   ONE   FIVE     SINCE
                                  YEAR   YEAR   INCEPTION
                                 ------ ------  ----------
GE Strategic Investment          14.06% 14.37%    13.43%
S&P 500                          13.24% 21.70%    20.37%
LB Aggregate                      6.99%  6.46%     6.28%
Composite Index**                11.03% 15.68%    14.78%


  SEE NOTES TO PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

                                                    GE STRATEGIC INVESTMENT FUND

                                      SCHEDULE OF INVESTMENTS SEPTEMBER 30, 2000

GE STRATEGIC INVESTMENT FUND
[PIE CHART OMITTED]

PLOT POINTS FOLLOWS:
DOMESTIC EQUITY         45.5%
BONDS AND NOTES         35.2%
FOREIGN EQUITY          14.3%
CASH & OTHER             5.0%


                                       NUMBER
                                    OF SHARES          VALUE
--------------------------------------------------------------------------------
DOMESTIC EQUITY -- 45.5%
--------------------------------------------------------------------------------
BASIC MATERIALS -- 0.0%

Airgas Inc. ........................  10,316  $      70,278(a)

CAPITAL GOODS -- 4.4%

Alleghany Corp. ....................   1,081        211,876
Dover Corp. ........................  68,027      3,193,017
Emerson Electric Co. ...............   9,112        610,504
Honeywell International Inc. .......  14,901        530,848
Hubbell Inc. (Class B) .............  19,199        481,175
Molex Inc. (Class A) ...............  67,626      2,802,253
Textron Inc. .......................   8,253        380,670
United Technologies Corp. ..........   9,972        690,561
Waste Management Inc. ..............  57,310        999,343
                                                  9,900,247

CONSUMER - CYCLICAL -- 7.0%

Adelphia Communications
   Corp. (Class A) .................   4,012        110,581(a)
AT&T Corp. - Liberty Media
   Group (Class A) ................. 169,637      3,053,466(a)
Carnival Corp. .....................  25,217        620,969
Catalina Marketing Corp. ...........  62,754      2,361,119(a)
Comcast Corp. (Class A) ............  58,456      2,393,042(a)
CVS Corp. ..........................  13,181        610,445
Gannett Co. Inc. ...................   3,725        197,425
Home Depot Inc. ....................  31,521      1,672,583
Interpublic Group Cos. Inc. ........  31,521      1,073,684
NTL Inc. ...........................  46,421      2,149,873(a)
The Walt Disney Co. ................  37,194      1,422,670
                                                 15,665,857

CONSUMER - STABLE -- 10.3%

Abbott Laboratories ................  46,708      2,221,549
American Home Products Corp. .......  18,912      1,069,710
Avon Products Inc. .................   4,585        187,412
Bristol-Myers Squibb Co. ...........  30,947      1,767,847
Cardinal Health Inc. ...............  48,713      4,295,878
Colgate-Palmolive Co. ..............   7,336        346,259
Dentsply International Inc. ........  16,047        560,642
Energizer Holdings Inc. ............   9,170        224,665(a)





                                       NUMBER
                                    OF SHARES          VALUE
--------------------------------------------------------------------------------
Gillette Co. .......................  25,790 $      796,266
Henry Schein Inc. ..................  26,076        519,890(a)
Johnson & Johnson ..................  23,554      2,212,604
Lincare Holdings Inc. ..............  34,959      1,002,886(a)
Merck & Co. Inc. ...................  37,252      2,772,946
Pepsico Inc. .......................  32,667      1,502,682
Pfizer Inc. ........................  36,105      1,622,469
Philip Morris Cos. Inc. ............  23,039        678,211
Sybron International Corp. .........  46,421      1,114,104(a)
                                                 22,896,020

ENERGY -- 3.6%

Anadarko Petroleum Corp. ...........  21,778      1,447,366
Baker Hughes Inc. ..................  29,228      1,085,089
Exxon Mobil Corp. ..................  10,602        944,903
Nabors Industries Inc. .............  20,059      1,051,092(a)
Royal Dutch Petroleum Co. ADR ......  17,193      1,030,505
Schlumberger Ltd. ..................  29,801      2,452,995
                                                  8,011,950

FINANCIAL -- 9.5%

AFLAC Inc. .........................   6,877        440,558
American Express Co. ...............  14,614        887,800
American International Group Inc. ..  27,523      2,633,607
Bank One Corp. .....................  18,339        708,344
Berkshire Hathaway Inc. (Class B) ..     451        933,570(a)
Citigroup Inc. ..................... 127,037      6,867,938
Countrywide Credit Industries Inc. .  10,029        378,595
Federal National Mortgage Assoc. ...  43,613      3,118,329
Fidelity National Financial Inc. ...  21,778        539,006
Loews Corp. ........................   8,883        740,620
Marsh & McLennan Cos. Inc. .........  15,359      2,038,907
State Street Corp. .................  14,041      1,825,330(e)
                                                 21,112,604

MISCELLANEOUS -- 1.2%

SPDR Trust .........................  17,907      2,571,893

TECHNOLOGY -- 8.7%

Analog Devices Inc. ................   4,585        378,549(a)
Applied Materials Inc. .............  15,474        917,802(a)
Automatic Data Processing Inc. .....  39,659      2,652,196
Cisco Systems Inc. .................  41,263      2,279,781(a)
Dell Computer Corp. ................  14,901        459,137(a)
EMC Corp. ..........................  24,070      2,385,939(a)
Equifax Inc. .......................  88,260      2,377,504
First Data Corp. ...................  91,123      3,559,492
Intel Corp. ........................  57,310      2,381,947
Microsoft Corp. ....................  27,509      1,659,136(a)
Pitney Bowes Inc. ..................   8,883        350,323
                                                 19,401,806

UTILITIES -- 0.8%

NEXTLINK Communications
   Inc. (Class A) ..................   9,743        342,832(a)
SBC Communications Inc. ............   4,012        200,600
Sprint Corp. .......................   8,023        235,174
WorldCom Inc. ......................  30,374        922,610(a)
                                                  1,701,216
TOTAL DOMESTIC EQUITY
   (COST $69,013,093) ..............            101,331,871





-------------
See Notes to Schedules of Investments and Financial Statements.

                                                    GE STRATEGIC INVESTMENT FUND

                                      SCHEDULE OF INVESTMENTS SEPTEMBER 30, 2000




                                       NUMBER
                                    OF SHARES          VALUE
--------------------------------------------------------------------------------
FOREIGN EQUITY -- 14.3%
--------------------------------------------------------------------------------


CONSUMER - DISCRETIONARY -- 1.5%

Autoliv Inc. SDR ..................   12,860   $    253,455
Bayerische Motoren Werke
   (BMW) AG .......................   10,374        355,261
Giordano International Ltd. .......  256,000        148,580
Granada Compass PLC ...............   19,500        182,548(a)
Grupo Televisa S.A. GDR ...........    3,204        184,831(a)
Koninklijke (Royal) Philips
   Electronics N.V. ...............   15,041        648,274
Lagardere S.C.A. ..................    9,096        551,849
Mazda Motor Corp. .................   74,000        144,096
Michelin CGDE (Regd.) (Class B) ...    5,336        148,544
NAMCO Ltd. ........................      200          5,564
Publicis Groupe ...................    1,821         55,693
Reed International PLC ............   26,082        207,135
Sony Corp. ........................    4,800        487,811
                                                  3,373,641

CONSUMER STAPLES -- 0.3%

Kao Corp. .........................   12,643        345,837
Koninklijke Ahold N.V. ............    6,528        185,362
Somerfield PLC ....................   64,610         75,486
                                                    606,685

ENERGY -- 0.6%

Coflexip S.A. ADR .................    1,636        101,841
Petroleo Brasileiro S.A. -
   Petrobras ADR ..................    7,978        239,839(a)
Repsol S.A. .......................    6,050        111,478
Saipem ............................   34,627        192,790
Total S.A. (Class B) ..............    4,404        645,299
                                                  1,291,247

FINANCIAL -- 3.4%

Asahi Bank Ltd. ...................    9,512         39,249
AXA-UAP ...........................    5,173        676,602
Banca Intesa S.p.A. ...............   93,816        362,316
Banco Comercial Portugues
   (Regd.) ........................   13,726         72,176
Bank of Ireland ...................   52,944        423,441
Bank of Scotland ..................   11,250         98,994
Banque Nationale de Paris .........    4,302        379,809
Bayerische Hypo- und
   Vereinsbank AG .................    2,560        141,988
CGNU PLC ..........................   46,254        656,689
Cheung Kong (Holdings) Ltd. .......   19,014        229,246
Credit Suisse AG ..................    1,267        237,152
Deutsche Bank AG ..................    4,421        366,091
Dresdner Bank AG ..................   10,744        472,661
Grupo Financiero Banamex
   Accival S.A. de C.V. (Class B) .   61,299        281,111(a)
Hutchison Whampoa Ltd. ............    2,200         29,205
ING Groep N.V. ....................   12,856        857,565
Investor AB (Series B) ............    3,356         47,644
Invik & Co. AB ....................      723         67,224
Kookmin Bank ......................    2,711         32,333
Mizuho Holdings Inc. ..............       17        140,294(a)



                                       NUMBER
                                    OF SHARES          VALUE
--------------------------------------------------------------------------------
Muenchener Rueckversicherungs-
   Gesellschaft AG (Regd.) ........    1,159   $    346,202
Nordic Baltic Holding AB FDR ......   29,849        211,560
Prudential PLC ....................    8,578        117,092
Riunione Adriatica di
   Sicurta S.p.A ..................   21,608        284,531
Royal & Sun Alliance Insurance
   Group PLC ......................   60,324        403,244
Sampo Insurance Co. Ltd.
   (Series A) .....................    8,918        436,623
Svenska Handelsbanken AB
   (Series A) .....................    2,957         47,669
Uniao de Bancos Brasileiros
   S.A. GDR .......................    5,769        190,377
                                                  7,649,088

HEALTHCARE -- 0.7%

Aventis S.A. ......................    6,668        500,892
Fresenius Medical Care AG .........    3,124        282,985
Nycomed Amersham PLC ..............   40,077        393,256
Teva Pharmaceutical Industries
   Ltd. ADR .......................    5,489        401,726
                                                  1,578,859

INDUSTRIALS -- 2.1%

ABB Ltd. ..........................      175         17,037
Acciona S.A. ......................    1,272         42,110
Alstom ............................   24,420        564,348
BAE Systems PLC ...................  157,783        851,711
Brambles Industries Ltd. ..........   21,072        550,913
Desc S.A. de C.V. (Series B) ......   34,858         19,566
Desc S.A. de C.V. ADR .............    6,086         62,762
Embraer - Empresa Brasileira de
   Aeronautica S.A. ADR ...........    4,792        148,552(a)
European Aeronautic Defence &
   Space Co. ......................   10,674        187,248(a)
Grupo Carso S.A. de C.V. ADR ......    9,611         57,762(a)
IHC Caland N.V. ...................    5,028        253,279
Invensys PLC ......................  269,957        589,876
ITOCHU Corp. ......................   30,166        140,138(a)
Johnson Electric Holdings Ltd. ....  170,400        366,087
Minebea Co. Ltd. ..................   44,000        516,111
Preussag AG .......................    1,241         38,254
Railtrack Group PLC ...............    5,747         94,257
Schneider S.A. ....................    1,935        122,098
                                                  4,622,109

INFORMATION TECHNOLOGY -- 2.3%

Alcatel ...........................    2,435        156,015
ASM Lithography Holding N.V. ......    7,827        260,083(a)
ATI Technologies Inc. .............   18,145        147,467(a)
Canon Inc. ........................   18,000        799,481
Celestica Inc. ....................    4,702        325,613(a)
CGI Group Inc. (Class A) ..........   20,461        158,823(a)
Datacraft Asia Ltd. ...............   18,080        150,064
Dimension Data Holdings PLC .......    3,177         29,459(a)
ECI Telecommunications Ltd. .......   13,928        426,545
Fujitsu Ltd. ......................   28,000        651,676
Getronics N.V. ....................    7,362         74,040
Murata Manufacturing Co. Ltd. .....    2,000        276,323





--------------
See Notes to Schedules of Investments and Financial Statements.


                                       88
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                                      SCHEDULE OF INVESTMENTS SEPTEMBER 30, 2000




                                       NUMBER
                                    OF SHARES          VALUE
--------------------------------------------------------------------------------
Samsung Electronics ...............    1,660  $     300,695
Taiwan Semiconductor
   Manufacturing Co. Ltd. .........  198,206        658,134(a)
Telefonaktiebolaget LM
   Ericsson AB (Series B) .........    5,495         83,725
Tietoenator Oyj ...................      556         15,724
Toshiba Corp. .....................   76,000        613,807
                                                  5,127,674

MATERIALS -- 0.8%

Bayer AG ..........................    4,345        161,851
Billiton PLC ......................   21,366         76,389
Corus Group PLC ...................   55,700         42,217
CRH PLC ...........................   16,806        266,896
Ispat International N.V. (Regd.)
   (Class A) ......................    8,153         40,765
Jefferson Smurfit Group PLC .......   56,307         97,429
Kinnevik AB (Series B) ............    1,406         32,024
Metallgesellschaft AG .............   23,984        255,410
Pohang Iron & Steel Co. Ltd. ......    2,024        150,645
Pohang Iron & Steel Co. Ltd. ADR ..      732         13,634
Rhodia S.A. .......................    9,007         97,987
Shin-Etsu Chemical Co. ............    9,000        379,712
Stora Enso Oyj ....................   14,298        119,914
                                                  1,734,873

TELECOMMUNICATION SERVICES -- 1.3%

Cable & Wireless Optus Ltd. .......   71,168        154,452(a)
Cable & Wireless PLC ..............   37,202        530,924
GN Store Nord A/S .................      245         34,810
Hellenic Telecommunication
   Organization S.A. ADR ..........    6,033         55,805
Hellenic Telecommunication
   Organization S.A. GDR ..........    5,590        107,117
Koninklijke (Royal) KPN N.V. ......    2,215         48,311
Korea Telecom Corp. ADR ...........    2,583         86,853
Korea Telecom Corp. ...............    1,486         89,015
NetCom AB (Series B) ..............    1,149         59,034(a)
Nippon Telegraph and Telephone
   Corp. (NTT) ....................       24        235,894
Telecom Italia S.p.A ..............    7,733         82,282
Telefonica S.A. ...................   31,139        617,803(a)
Telefonica S.A. ADR ...............      477         28,352(a)
Telefonos de Mexico S.A. de
   C.V. ADR .......................    3,297        175,359
Telekomunikacja Polska S.A.
   GDR (Series A) .................   19,058         96,243(b)
Vodafone AirTouch PLC .............  156,886        585,848
                                                  2,988,102

UTILITIES -- 1.3%

Korea Electric Power (KEPCO)
   Corp. ..........................    2,940         76,720
Lyonnaise Des Eaux S.A. ...........    1,695        263,191
The Tokyo Electric Power Co. Inc. .    9,300        219,468
Veba AG ...........................    2,565        132,155
Vivendi S.A. ......................    3,601        267,957
Vodafone Group PLC ADR ............   51,866      1,919,042
                                                  2,878,533
TOTAL FOREIGN EQUITY
   (COST $30,970,742) .............              31,850,811





                                    PRINCIPAL
                                       AMOUNT          VALUE
--------------------------------------------------------------------------------
BONDS AND NOTES -- 35.2%
--------------------------------------------------------------------------------

U.S. TREASURIES -- 4.1%

U.S. Treasury Bonds
   8.125%   08/15/19 .............$4,290,000 $    5,239,849(h)
   6.125%   08/15/29 ............. 1,860,000      1,899,823(h)
   6.25%    05/15/30 ............. 1,061,000      1,115,047(h)
                                                  8,254,719
U.S. Treasury Notes
   3.875%   01/15/09 .............   662,999        656,992(h,q)
   5.75%    08/15/10 .............   140,000        139,650
                                                    796,642
TOTAL U.S. TREASURIES
   (COST $8,918,207) .............                9,051,361

FEDERAL AGENCIES -- 4.7%

Federal Home Loan Bank
   6.75%    05/01/02 ............. 2,750,000      2,758,580

Federal Home Loan Mortgage Corp.
   7.375%   05/15/03 .............   685,000        698,590
   6.22%    03/18/08 .............   445,000        418,647
                                                  1,117,237
Federal National Mortgage Assoc.
   5.75%    04/15/03 .............   560,000        549,763
   5.125%   02/13/04 .............   310,000        296,630
   5.78%    05/05/04 .............   405,000        391,266
   7.00%    07/15/05 ............. 3,035,000      3,086,201
   6.99%    07/09/07 .............   855,000        834,292
   5.64%    12/10/08 .............   255,000        239,784
   6.04%    02/25/09 .............   760,000        708,578
   7.25%    01/15/10 .............    70,000         72,188
   6.00%    TBA ..................   548,000        511,695(c)
                                                  6,690,397
TOTAL FEDERAL AGENCIES
   (COST $10,642,973) ............               10,566,214

AGENCY MORTGAGE BACKED -- 11.2%

Federal Home Loan Mortgage Corp.
   7.50%    11/01/09 .............    60,195         60,778
   7.50%    06/01/10 .............   136,958        138,114
   9.00%    04/01/16-07/01/16 ....    54,561         56,129
   9.00%    02/01/17 .............    73,869         75,992
   9.00%    06/01/21 .............    28,615         29,688(h)
   6.00%    04/01/29-05/01/29 .... 1,804,147      1,686,318
   6.50%    06/01/29-07/01/29 .... 1,520,403      1,463,985
   7.50%    10/01/29 .............   148,609        148,376
   6.00%    01/01/30 .............   866,469        809,880
   7.50%    01/01/30-03/01/30 ....   222,983        222,632
   7.00%    02/01/30 .............   227,660        223,240
   8.00%    04/01/30-08/01/30 .... 1,042,189      1,057,164
   7.00%    TBA ..................   750,000        734,768(c)
   7.50%    TBA .................. 1,070,000      1,068,331(c)
                                                  7,775,395





---------
See Notes to Schedules of Investments and Financial Statements.

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                                      SCHEDULE OF INVESTMENTS SEPTEMBER 30, 2000




                                    PRINCIPAL
                                       AMOUNT         VALUE
--------------------------------------------------------------------------------
Federal National Mortgage Assoc.
   9.00%    06/01/09 ............ $  297,734  $     311,318
   7.50%    12/01/09 ............    140,117        141,362
   7.00%    08/01/13 ............     53,167         53,117
   7.50%    02/01/14 ............     97,425         98,430
   6.50%    01/01/15 ............    149,821        146,871
   8.00%    07/01/15 ............     39,845         40,567
   9.00%    04/01/16 ............    159,584        164,113
   9.00%    12/01/17 ............    107,207        110,925
   9.00%    12/01/22 ............    123,680        127,969
   7.50%    12/01/23 ............    316,776        318,217
   6.50%    01/01/29-10/01/29 ...  3,253,961      3,124,813
   7.50%    09/01/29 ............    160,256        159,954
   6.00%    10/01/29 ............    368,600        344,298
   7.00%    02/01/30 ............      6,162          6,034
   7.50%    02/01/30 ............  1,294,860      1,291,623
   8.50%    05/01/30-09/01/30 ...  1,158,946      1,186,718
   6.00%    TBA .................    177,000        170,308(c)
   6.50%    TBA .................    311,000        298,464(c)
   6.50%    TBA .................  3,242,000      3,178,165(c)
                                                 11,273,266
Government National Mortgage Assoc.
   7.00%    03/15/12 ............    376,090        377,500
   9.00%    11/15/16 ............    487,166        511,977
   8.50%    10/15/17 ............    720,300        745,532
   9.00%    01/15/17-11/15/17 ...    274,573        288,556
   9.00%    12/15/21 ............     21,819         22,746
   7.50%    01/15/23 ............     94,237         94,796
   6.50%    02/15/24-03/15/24 ...    794,068        768,507
   6.50%    04/15/28 ............  1,797,019      1,730,745
   7.00%    04/15/28 ............    409,370        403,230
   8.00%    09/15/29 ............     25,757         26,216
   8.00%    02/15/30-06/15/30 ...    969,289        986,551
                                                  5,956,356
TOTAL AGENCY MORTGAGE BACKED
   (COST $24,969,210) ...........                25,005,017

AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS -- 1.9%

Collateralized Mortgage
   Obligation Trust
   8.31%    09/01/15 ............      7,201          6,422(d,f)
   7.28%    11/01/18 ............     21,248         13,917(d,f)
                                                     20,339
Federal Home Loan Mortgage Corp.
   8.00%    04/15/20 ............     12,385         12,694(f)
   6.204%   02/15/22 ............     84,000         74,390(f)
   7.75%    03/15/22 ............    196,218        197,076(f)
   5.75%    06/15/23 ............    137,000        131,528
   5.46%    10/15/23 ............     91,849         49,168(d,f)
   6.894%   02/15/24 ............     71,000         63,878(f)
   7.50%    07/15/27 ............    307,493         82,445(g)
   7.00%    01/15/28 ............     52,000         19,808(g)
   6.04%    04/01/29 ............    189,995        122,992(d,f)
   7.50%    06/15/29-07/15/29 ...    362,655         78,662(g)
   2.745%   09/15/29 ............    155,870         99,270
   4.461%   03/15/30 ............    235,939        169,879
                                                  1,101,790
Federal Home Loan Mortgage Corp. STRIPS
   8.00%    02/01/23 ............     63,250         16,959(g)
   8.00%    07/01/24 ............     69,080         19,269(g)
   5.55%    08/01/27 ............    151,409        109,108(d,f)




                                    PRINCIPAL
                                       AMOUNT         VALUE
--------------------------------------------------------------------------------
   8.00%    01/01/28 ............ $   43,668  $      12,186(g)
   5.97%    04/01/28 ............    477,574        315,199(f)
   6.34%    06/15/29 ............  1,016,685        643,371(d,f)
                                                  1,116,092
Federal National Mortgage Assoc.
   6.00%    07/01/14 ............    141,364        136,017
   5.62%    12/25/22 ............     30,279         22,649(d,f)
   6.18%    10/25/29 ............    127,342         81,458(d,f)
   7.00%    12/01/29 ............    219,702         60,281(g)
                                                    300,405
Federal National Mortgage Assoc. REMIC
 1,080.912% 03/25/22 ...........        341         11,519(d,f)
 1,008.00%  05/25/22 ............        165          4,559(d,f)
   3.561%   12/18/29 ............     73,597         48,528
                                                     64,606
Federal National Mortgage Assoc. STRIPS
   8.50%    03/01/17-04/01/17 ...     26,214          6,603(g)
   8.50%    01/01/18 ............      3,071            771(g)
   9.00%    05/25/22 ............     31,071          8,553(g)
   8.50%    07/25/22 ............     42,589         11,576(g)
   8.00%    02/01/23-08/01/23 ...    876,611        249,633(g)
   7.50%    11/01/23 ............    535,887        156,409(g)
   8.00%    07/01/24 ............    233,745         65,301(g)
   8.00%    11/01/26 ............    154,667         42,364(g)
   7.50%    04/01/27-07/01/27 ...  1,564,307        445,861(g)
   5.93%    05/01/28 ............    785,672        517,805(d,f)
   8.00%    11/01/29 ............    288,556         73,281(g)
   5.24%    05/01/30 ............     90,582         67,370(d,f)
                                                  1,645,527
TOTAL AGENCY COLLATERALIZED
   MORTGAGE OBLIGATIONS
   (COST $4,272,057) ............                 4,248,759

ASSET BACKED -- 2.5%

Advanta Mortgage Loan
   Trust Corp.
   6.30%    07/25/25 ............      9,836          9,329
American Express Credit
   Account Master Trust
   6.821%   03/15/05 ............     62,000         62,155
American Express Master Trust
   6.771%   08/15/04 ............    719,000        720,344(i)
Citibank Credit Card Master Trust I
   5.75%    01/15/03 ............     19,000         18,940
Discover Card Master Trust I
   Series 1999-3
   6.731%   09/15/04 ............  1,025,000      1,025,318(i)
Ford Credit Auto Loan Master Trust
   5.50%    02/15/03 ............     47,000         46,775
Green Tree Financial Corp.
   Series 1993-1
   6.90%    04/15/18 ............     44,335         43,919
   6.97%    04/01/31 ............     88,000         87,340
LB Commercial Conduit
   Mortgage Trust
   6.78%    04/15/09 ............  1,300,000      1,271,969
MBNA Master Credit Card Trust
   6.746%   06/15/04 ............  1,200,000      1,201,500
   6.851%   04/15/05 ............    207,000        207,710(i)
Provident Bank Home Equity
   Loan Trust
   6.72%    01/25/13 ............     51,904         51,353





----------
See Notes to Schedules of Investments and Financial Statements.

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                                      SCHEDULE OF INVESTMENTS SEPTEMBER 30, 2000




                                    PRINCIPAL
                                       AMOUNT         VALUE
--------------------------------------------------------------------------------
Providian Gateway Master Trust
   6.84%    03/15/07 ............   $600,000   $    600,000
West Penn Funding LLC
   6.81%    09/25/08 ............     63,000         62,813
Yorkshire Power Pass-Through
   Asset Trust
   8.25%    02/15/05 ............    100,000        103,567(b)

TOTAL ASSET BACKED
   (COST $5,493,837) ............                 5,513,032

CORPORATE NOTES -- 9.1%

Abbey National Capital Trust I
   8.963%   12/29/49 ............    130,000        130,313(i)
Abbey National PLC
   6.70%    06/29/49 ............     55,000         49,782
   7.35%    10/29/49 ............     42,000         39,969(i)
Abitibi-Consolidated Inc.
   8.30%    08/01/05 ............     60,000         61,460
AES Drax Holdings Ltd.
   10.41%   12/31/20 ............    100,000        104,950(b)
Aetna Services Inc.
   6.97%    08/15/36 ............    140,000        139,024
AFLAC Inc.
   6.50%    04/15/09 ............    145,000        134,677
Ahold Finance USA Inc.
   8.25%    07/15/10 ............    145,000        145,929
AIG SunAmerica GBL Fin II
   7.60%    06/15/05 ............    250,000        256,820(b)
Allstate Corp.
   7.20%    12/01/09 ............     85,000         83,668
Amerada Hess Corp.
   7.875%   10/01/29 ............    125,000        124,687
American Airlines Inc.
   9.71%    01/02/07 ............    136,172        145,752
   6.855%   04/15/09 ............     79,530         78,438
   10.18%   01/02/13 ............     45,000         49,872
Armstrong World Industries Inc.
   7.45%    05/15/29 ............     85,000         46,153
Arvin Industries Inc.
   7.125%   03/15/09 ............     60,000         53,272
Associates Corp. of North America
   6.375%   10/15/02 ............    200,000        198,406
   5.75%    11/01/03 ............     55,000         53,326
Bank One Corp.
   6.40%    08/01/02 ............    195,000        193,692
Barclays Bank PLC
   8.55%    09/29/49 ............    155,000        155,713(b)
BCI US Funding Trust I
   8.01%    12/29/49 ............    100,000         93,084(b,i)
Beckman Instruments Inc.
   7.10%    03/04/03 ............     50,000         48,501
Bellsouth Capital Funding
   7.875%   02/15/30 ............    150,000        154,732
Bellsouth Telecomm Inc.
   6.375%   06/01/28 ............     75,000         64,367
Boeing Capital Corp.
   7.10%    09/27/05 ............    195,000        196,178
Boston University
   7.625%   07/15/97 ............    200,000        182,384
Brascan Ltd.
   7.375%   10/01/02 ............     30,000         29,416




                                    PRINCIPAL
                                       AMOUNT         VALUE
--------------------------------------------------------------------------------
Bristol-Myers Squibb Co.
   6.875%   08/01/97 ............  $  50,000     $   46,032
CIT Group Inc.
   7.125%   10/15/04 ............    120,000        119,525
Citigroup Inc.
   7.45%    06/06/02 ............    155,000        156,806
Clear Channel Communications Inc.
   7.25%    09/15/03 ............    130,000        130,239
   7.875%   06/15/05 ............    105,000        107,124
Coastal Corp.
   7.75%    06/15/10 ............    160,000        162,309
ConAgra Foods Inc.
   7.50%    09/15/05 ............     95,000         95,661
Conseco Inc.
   8.70%    11/15/26 ............     20,000          8,600
Corporacion Andina de Fomento
   6.75%    03/15/05 ............    130,000        125,833
CSC Holdings Inc.
   8.125%   07/15/09 ............    130,000        128,647
CSX Corp.
   6.25%    10/15/08 ............    240,000        217,495
DaimlerChrysler AG
   7.40%    01/20/05 ............    130,000        130,693
Delphi Automotive Systems Corp.
   6.125%   05/01/04 ............     85,000         81,122
Deutsche Telekom AG
   7.75%    06/15/05 ............    260,000        266,160
   8.25%    06/15/30 ............    355,000        364,680
Dominion Resources Inc.
   7.60%    07/15/03 ............     65,000         65,642
Dresdner Funding Trust I
   8.151%   06/30/31 ............    230,000        205,512(b)
Duke Capital Corp.
   7.25%    10/01/04 ............    190,000        191,307
Duke Energy Corp.
   5.375%   01/01/09 ............    150,000        131,964
Electronic Data Systems Corp.
   6.85%    10/15/04 ............     50,000         49,646
Empresa Nacional De Electricidad
   8.125%   02/01/97 ............     65,000         52,543
Enron Corp.
   8.00%    08/15/05 ............    170,000        172,891(b)
EOP Operating LP
   6.50%    01/15/04 ............    150,000        145,872
ERAC USA Finance Co.
   8.25%    05/01/05 ............    225,000        229,783(b)
Federated Department Stores Inc.
   8.50%    06/01/10 ............     75,000         74,789
First Union Corp.
   7.55%    08/18/05 ............    130,000        131,577
Ford Motor Co.
   7.375%   10/28/09 ............    240,000        234,485
   7.45%    07/16/31 ............    200,000        184,948
Ford Motor Credit Co.
   7.50%    06/15/03 ............     90,000         90,892
   7.60%    08/01/05 ............    255,000        257,644
   7.875%   06/15/10 ............    385,000        388,985
FPL Group Capital Inc.
   7.375%   06/01/09 ............    480,000        473,136
General Motors Acceptance Corp.
   5.75%    11/10/03 ............     50,000         48,253
   6.125%   01/22/08 ............     85,000         77,798





----------
See Notes to Schedules of Investments and Financial Statements.

                                                    GE STRATEGIC INVESTMENT FUND

                                      SCHEDULE OF INVESTMENTS SEPTEMBER 30, 2000




                                    PRINCIPAL
                                       AMOUNT         VALUE
--------------------------------------------------------------------------------
Georgia-Pacific Group
   9.95%    06/15/02 ............ $   50,000     $   51,887
Guangdong International Trust
   & Investment Corp.
   8.75%    10/24/16 ............     50,000          6,500(b,l)
Hanson PLC
   7.875%   09/27/10 ............    155,000        153,534
Heritage Media Corp.
   8.75%    02/15/06 ............     90,000         89,325
Honeywell International Inc.
   6.875%   10/03/05 ............    190,000        188,970
Household Finance Corp.
   6.125%   07/15/12 ............     40,000         39,420(i)
HSBC Capital Funding LP
   9.547%   06/30/10 ............    100,000        105,886(b)
  10.176%   06/30/30 ............    150,000        165,354(b)
Hydro-Quebec
   8.25%    04/15/26 ............     50,000         53,809
International Paper Co.
   8.00%    07/08/03 ............    130,000        132,605(b)
   8.125%   07/08/05 ............    100,000        103,292(b)
Israel Electric Corp. Ltd.
   8.10%    12/15/96 ............     25,000         21,396(b)
   7.125%   07/15/05 ............     50,000         49,056(b)
J.P. Morgan & Co.
   6.00%    01/15/09 ............    200,000        183,654
Koninklijke (Royal) KPN NV
   7.50%    10/01/05 ............     95,000         95,314(b)
Kroger Co.
   7.375%   03/01/05 ............    150,000        147,895
LCI International Inc.
   7.25%    06/15/07 ............    129,000        126,505
Lehman Brothers Holdings Inc.
   7.75%    01/15/05 ............    195,000        198,913
   8.25%    06/15/07 ............    130,000        134,615
   7.50%    08/01/26 ............    115,000        116,309
Lenfest Communications Inc.
   8.375%   11/01/05 ............     95,000         99,514
Liberty Property Ltd. Partnership
   7.50%    01/15/18 ............     70,000         60,402
Lockheed Martin Corp.
   7.95%    12/01/05 ............    130,000        133,170
   8.20%    12/01/09 ............    165,000        171,823
Lumbermens Mutual Casualty
   8.30%    12/01/37 ............     20,000         15,954(b)
Marconi Corp. PLC
   8.375%   09/15/30 ............    395,000        391,046
Meditrust
   7.114%   08/15/04 ............    100,000         54,750
Merita Bank Ltd.
   7.15%    12/29/49 ............    250,000        246,900(b,i)
Merrill Lynch & Co.
   5.71%    01/15/02 ............    100,000         98,514
MidAmerican Energy Co.
   7.375%   08/01/02 ............    130,000        130,342
Midwest Generation LLC
   8.56%    01/02/16 ............    200,000        196,334(b)
Monumental Global Funding II
   6.95%    10/01/03 ............    250,000        249,882(b)
Morgan Stanley, Dean Witter & Co.
   7.125%   01/15/03 ............    185,000        185,866
   5.625%   01/20/04 ............    160,000        153,966
   8.00%    06/15/10 ............    215,000        224,245




                                    PRINCIPAL
                                       AMOUNT         VALUE
--------------------------------------------------------------------------------
Nabisco Inc.
   6.125%   02/01/33 ............  $  70,000     $   67,122
National Rural Utilities Cooperative
   6.046%   04/15/03 ............    100,000         98,468
NB Capital Trust IV
   8.25%    04/15/27 ............    195,000        183,721
News America Holdings Inc.
   7.625%   11/30/28 ............    110,000         98,704
Noram Energy Corp.
   6.375%   11/01/03 ............     70,000         68,545(i)
Northrop-Grumman Corp.
   8.625%   10/15/04 ............     65,000         67,754
Occidental Petroleum Corp.
   7.375%   11/15/08 ............     65,000         64,230
   8.45%    02/15/29 ............    100,000        104,688
Ontario Province of Canada
   7.375%   01/27/03 ............    150,000        151,986
Osprey Trust/Osprey I
   7.797%   01/15/03 ............    160,000        160,000(b)
Pactiv Corp.
   8.375%   04/15/27 ............    125,000        112,923
Pepsi Bottling Holdings Inc.
   5.375%   02/17/04 ............    150,000        142,983(b)
Petroleos Mexicanos
   9.50%    09/15/27 ............    180,000        185,850
Pharmacia Corp.
   5.75%    12/01/05 ............     65,000         61,921
Philip Morris Cos. Inc.
   7.20%    02/01/07 ............     30,000         28,822
Phillips Petroleum Co.
   8.50%    05/25/05 ............     65,000         68,709
   9.375%   02/15/11 ............    195,000        220,697
PP&L Capital Funding Inc.
   7.75%    04/15/05 ............    125,000        123,362
Procter & Gamble Co.
   9.36%    01/01/21 ............    110,000        125,415
Quebec Province of Canada
   7.50%    09/15/29 ............     90,000         89,900
Qwest Corp.
   7.625%   06/09/03 ............    435,000        440,303(b)
   5.625%   11/15/08 ............     95,000         84,040
Raytheon Co.
   7.90%    03/01/03 ............    140,000        141,127(b)
   6.75%    08/15/07 ............    150,000        142,104
Royal & Sun Alliance Insurance
   Group PLC
   8.95%    10/15/29 ............    115,000        114,299(b)
Royal Bank of Scotland Group PLC
   8.817%   03/31/49 ............    100,000        104,289
   9.118%   03/31/49 ............     35,000         36,749
Sprint Capital Corp.
   5.70%    11/15/03 ............     60,000         57,381
Stop & Shop Cos. Inc.
   9.75%    02/01/02 ............     40,000         41,285
SunAmerica Inc.
   5.60%    07/31/97 ............    150,000        106,106
Suntrust Bank Inc.
   6.00%    01/15/28 ............     30,000         27,634
Tele-Communications Inc.
   9.80%    02/01/12 ............    125,000        142,525
Telefonica Europe BV
   7.35%    09/15/05 ............    195,000        195,762
Texas Utilities Co.
   5.94%    10/15/01 ............    100,000         98,867(i)




----------
See Notes to Schedules of Investments and Financial Statements.

                                                    GE STRATEGIC INVESTMENT FUND

                                      SCHEDULE OF INVESTMENTS SEPTEMBER 30, 2000


                                    PRINCIPAL
                                       AMOUNT         VALUE
--------------------------------------------------------------------------------
Textron Inc.
   6.375%   07/15/04 .............. $140,000 $      136,163
The Walt Disney Co.
   5.62%    12/01/08 ..............   80,000         72,345
Time Warner Inc.
   7.57%    02/01/24 ..............  285,000        267,339
Time Warner Pass-Through
   Asset Trust
   6.10%    12/30/01 ..............  250,000        246,622(b)
Tosco Corp.
   7.625%   05/15/06 ..............   50,000         50,751
TRW Inc.
   6.625%   06/01/04 ..............  110,000        106,110
Turner Broadcasting Systems Inc.
   8.375%   07/01/13 ..............   90,000         93,370
TXU Eastern Funding Co.
   6.45%    05/15/05 ..............  165,000        156,092
Tyco International Group S.A.
   6.875%   09/05/02 ..............  250,000        248,957
   6.25%    06/15/03 ..............   35,000         34,094(i)
   7.00%    06/15/28 ..............  305,000        267,967
Union Carbide Corp.
   6.79%    06/01/25 ..............  200,000        197,434
Union Oil Co.
   7.35%    06/15/09 ..............  100,000         99,157
Union Pacific Co. (Series A)
   8.02%    07/02/12 ..............  147,258        148,512
United Air Lines Inc.
   7.73%    07/01/10 ..............   50,000         50,438
   9.56%    10/19/18 ..............   65,000         65,768
United Illuminating Co.
   6.25%    12/15/02 ..............   25,000         24,387
US Airways Pass-Through Trust
   8.36%    07/20/20 ..............  164,706        169,834
USA Networks Inc.
   6.75%    11/15/05 ..............   80,000         77,805
Visteon Corp.
   7.95%    08/01/05 ..............   30,000         30,288
Vodafone AirTouch PLC
   7.625%   02/15/05 ..............  180,000        182,549(b)
Wal-Mart Stores Inc.
   6.875%   08/10/09 ..............  265,000        262,793
Williams Cos. Inc.
   6.125%   02/15/12 ..............  120,000        118,366
WorldCom Inc.
   6.40%    08/15/05 ..............   85,000         82,769
   8.875%   01/15/06 ..............  100,000        103,009
Yale University
   7.375%   04/15/96 ..............   45,000         43,044

TOTAL CORPORATE NOTES
   (COST $20,587,810) .............              20,234,339

NON-AGENCY MORTGAGE BACKED SECURITIES -- 0.5%

Chase Commercial Mortgage
   Securities Corp.
   6.39%    11/18/08 ..............   83,000         79,286
DLJ Commercial Mortgage Corp.
   6.24%    11/12/31 ..............  183,000        172,638
First Union Lehman Brothers -
   Bank of America
   6.28%    06/18/07 ..............  280,671        274,923
   6.56%    11/18/08 ..............  350,000        340,214




                                    PRINCIPAL
                                       AMOUNT         VALUE
--------------------------------------------------------------------------------
GS Mortgage Securities Corp.
   (Class A)
   6.86%    07/13/30 .............. $117,000  $     116,144(g)
Mid State Trust
   7.54%    07/01/35 ..............   22,937         21,324(f)
Nationslink Funding Corp.
   6.001%   11/20/07 ..............   63,706         61,676

TOTAL NON-AGENCY MORTGAGE BACKED SECURITIES
   (COST $1,103,612) ..............               1,066,205

NON-AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS -- 1.2%

Bear Stearns Commercial
   Mortgage Securities
   7.11%    09/15/09 ..............  386,000        386,802
Countrywide Home Loans
   7.50%    09/25/27 ..............  250,000        244,920(f)
   8.00%    07/25/30 ..............  179,000        182,935
GMAC Commercial Mortgage
   Security Inc.
   6.42%    08/15/08 ..............   74,000         70,407
Headlands Mortgage Securities
   Inc. (Class A)
   6.65%    02/25/29 ..............  184,016        176,195
J.P. Morgan Commercial
   Mortgage Finance Corp.
   7.11%    08/15/32 ..............   69,000         69,000
LB Commercial Conduit
   Mortgage Trust
   7.105%   07/15/08 ..............  241,927        243,769
Lehman Large Loan
   6.79%    06/12/04 ..............   68,776         68,757
Merrill Lynch Mortgage
   Investors Inc.
   6.50%    05/01/30 ..............   74,000         66,783
Morgan Stanley Capital I
   6.86%    05/15/06 ..............   93,191         92,949(b)
   6.52%    01/15/08 ..............   25,000         24,174
   6.54%    05/15/08 ..............  142,000        138,091
   6.21%    09/15/08 ..............   32,000         30,407
   6.76%    11/15/08 ..............   72,506         71,940
   7.11%    07/15/09 ..............   93,000         92,913
Norwest Integrated Structured
   Assets Inc. (Class A)
   7.50%    03/25/30 ..............  121,656        121,427
Residential Accredit Loans Inc.
   7.75%    04/25/30 ..............  140,000        139,209
Residential Asset Securitization Trust
   1.078%   08/25/30 ..............  915,699         27,379(d,g)
Residential Funding Mortgage
   Securities I (Class A)
   6.50%    07/25/14 ..............  144,373        140,494
Salomon Brothers Mortgage
   Securities Inc.
   7.00%    07/25/24 ..............   91,620         81,089(i)
   7.00%    07/25/24 ..............  123,114        111,953(f,i)
Structured Asset Securities Corp.
   1.463%   02/25/28 ..............  368,644         19,815(d,g)

TOTAL NON-AGENCY COLLATERALIZED
   MORTGAGE OBLIGATIONS
   (COST $2,618,471) ..............               2,601,408

TOTAL BONDS AND NOTES
   (COST $78,606,177) .............              78,286,335





------------
See Notes to Schedules of Investments and Financial Statements.

                                                    GE STRATEGIC INVESTMENT FUND

                                      SCHEDULE OF INVESTMENTS SEPTEMBER 30, 2000




                                    NUMBER OF
                                       SHARES          VALUE
--------------------------------------------------------------------------------
PREFERRED STOCK -- 0.4%
--------------------------------------------------------------------------------


CORPORATE PREFERRED -- 0.2%

Centaur Funding Corp.
   (Series B), 9.08% ..............      405   $    411,252(b)

INTERNATIONAL PREFERRED -- 0.2%

Fresenius Medical Care AG .........    2,143        106,057
Henkel KGaA .......................    4,887        295,023
Telecomunicacoes Brasileiras
   S.A. ADR .......................      827         65,436
                                                    466,516

TOTAL PREFERRED STOCK
   (COST $894,780) ................                 877,768


--------------------------------------------------------------------------------
WARRANTS -- 0.0%
--------------------------------------------------------------------------------
Muenchener Rueckversicherungs-
   Gesellschaft AG (Regd.),
   06/03/02 .......................       27          2,052(a)
Publicis SA-CVG, 03/07/02 .........    1,821          3,508(a)

TOTAL WARRANTS
   (COST $0) ......................                   5,560

TOTAL INVESTMENTS IN SECURITIES
   (COST $179,484,792) ............             212,352,345

--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 6.4%
--------------------------------------------------------------------------------
GEI Short-Term Investment Fund
   (COST $14,312,138) ............14,312,138     14,312,138

OTHER ASSETS AND LIABILITIES,
   NET (1.8)% ....................               (3,987,958)
                                               ------------


NET ASSETS-- 100% ................             $222,676,525
                                               ============





-----------
See Notes to Schedules of Investments and Financial Statements.

                                                            GE MONEY MARKET FUND

                               INVESTMENT PROFILE
              A mutual fund designed for investors who seek a high
                   level of current income consistent with the
             preservation of capital and maintenance of liquidity by
        investing primarily in short-term, U.S. dollar-denominated money market instruments.


                         * LIPPER PERFORMANCE COMPARISON
                             MONEY MARKET PEER GROUP
       BASED ON AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED 9/30/00

                         One      Five
                        Year      Year
                      --------  --------
   Number of
   Funds in
   peer group:           362       249

   Peer group
   average annual
   total return:       5.43%     4.95%

   Lipper categories
   in peer group:  MONEY MARKET
   *SEE NOTES TO PERFORMANCE FOR EXPLANATION OF PEER CATEGORIES


              COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT


[LINE GRAPH OMITTED]

PLOT POINTS FOLLOWS:
          GE Money Market Fund                    90 Day T-Bill
2/22/93      10,000.00                               10000.00
             10,028.72                               10024.74
9/93         10,164.21                               10176.55
             10,307.06                               10339.42
9/94         10,500.20                               10562.06
             10,778.38                               10857.68
9/95         11,079.32                               11160.37
             11,369.71                               11449.21
9/96         11,653.48                               11743.11
             11,944.97                               12042.37
9/97         12,252.89                               12350.52
             12,570.34                               12668.37
9/98         12,894.00                               12977.69
             13,193.90                               13266.58
9/99         13,497.68                               13579.08
             13,860.47                               13950.13
9/00         14,281.39                               14367.04



                                 AVERAGE ANNUAL
                                  TOTAL RETURN

                       ONE   FIVE    SINCE
                      YEAR   YEAR  INCEPTION
                     ------ ----- ----------
GE Money Market       5.81%  5.21%   4.80%
90 Day T-Bill         5.77%  5.18%   4.88%


                  FUND YIELD
--------------------------------------------------------------------------------
                       FUND      IBC MONEY FUND
  7 day current         6.13%+        5.99%
  7 day effective       6.31%         6.17%

CURRENT YIELD REPRESENTS INCOME EARNED ON AN INVESTMENT IN THE MONEY MARKET FUND FOR A SEVEN DAY PERIOD AND THEN ANNUALIZED.

EFFECTIVE YIELD IS CALCULATED SIMILARLY BUT IS SLIGHTLY HIGHER BECAUSE IT REFLECTS THE COMPOUNDING EFFECT OF EARNINGS ON REINVESTED DIVIDENDS.

  AN INVESTMENT IN THE GE MONEY MARKET FUND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.


+ THE SEVEN DAY YIELD, RATHER THAN THE TOTAL RETURN, MORE CLOSELY REFLECTS THE
  CURRENT EARNINGS OF THE GE MONEY MARKET FUND AT SEPTEMBER 30, 2000.


ROBERT MACDOUGALL LEADS A TEAM OF MANAGERS FOR THE GE MONEY MARKET FUND (PLEASE REFER TO PAGE 60 FOR BOB'S BIOGRAPHICAL DETAILS AND AN ANALYSIS OF THE FIXED INCOME MARKETS).




Q. HOW DID THE GE MONEY MARKET FUND'S BENCHMARK AND LIPPER PEER GROUP PERFORM FOR THE ONE-YEAR PERIOD ENDED SEPTEMBER 30, 2000?
A. The 90-day U.S. Treasury Bill posted a total return of 5.77% compared to the average return of 5.43% for the Lipper peer group of 362 Money Market funds.



Q.  WHAT WERE THE PRIMARY DETERMINANTS OF FUND PERFORMANCE?
A. The Fund outperformed the 90-day U.S. Treasury Bill before and after fees and expenses. It also outperformed the average return within its Lipper peer group. The positive relative performance is attributable to favorable duration management at the short end of the yield curve, taking advantage of movements in rates around the Federal Reserve action.


  SEE NOTES TO PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

                                                            GE MONEY MARKET FUND

                                      SCHEDULE OF INVESTMENTS SEPTEMBER 30, 2000
GE MONEY MARKET FUND
[PIE CHART OMITTED]

PLOT POINTS FOLLOWS:
COMMERCIAL PAPER                  51.0%
YANKEE CERTIFICATES OF DEPOSITS   27.4%
U.S. GOVERNMENTS                  20.5%
CASH & OTHER                       1.0%
TIME DEPOSITS                      0.1%


                                    PRINCIPAL      AMORTIZED
                                       AMOUNT           COST
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 99.0%
--------------------------------------------------------------------------------
U.S. GOVERNMENTS -- 20.5%

U.S. AGENCIES (D)

Federal Home Loan Bank
   6.61%    11/01/00 ............ $8,000,000   $  7,955,567

Federal Home Loan
   Mortgage Corp.
   6.35%    10/12/00 ............  9,520,000      9,502,096

Federal National Mortgage Assoc.
   6.63%    10/02/00 ............ 19,500,000     19,496,485
   6.60%    10/26/00 ............  9,350,000      9,308,509
   6.50%    12/07/00 ............  9,000,000      8,892,884
                                                 37,697,878
TOTAL U.S. GOVERNMENTS
   (COST $55,155,541) ...........                55,155,541

COMMERCIAL PAPER -- 51.0%

Abbey National PLC
   6.51%    10/24/00 ............ 10,000,000      9,958,408
Associates Corp. of North America
   6.68%    10/02/00 ............ 11,000,000     10,997,959
Bank One NA
   6.52%    10/05/00 ............  2,000,000      2,000,000
   6.68%    10/05/00 ............  9,600,000      9,600,000
Barclays US Funding Corp.
   6.50%    10/30/00 ............ 10,500,000     10,445,021
Citibank Capital Markets
   6.55%    10/17/00 ............  9,500,000      9,472,344
Credit Suisse
   6.48%    11/13/00 ............ 10,550,000     10,468,343
Goldman Sachs Group LP
   6.47%    10/16/00 ............  9,900,000      9,873,311
Halifax Building Society
   6.475%   11/20/00 ............ 10,120,000     10,028,990
Morgan (J.P.) & Co. Inc.
   6.50%    10/10/00 ............ 11,500,000     11,481,313
Royal Bank of Canada
   6.478%   11/10/00 ............ 10,310,000     10,235,791





                                    PRINCIPAL      AMORTIZED
                                       AMOUNT           COST
--------------------------------------------------------------------------------
UBS Finance Delaware Inc.
   6.65%    10/02/00 ............$12,570,000 $   12,567,678
Wachovia Bank
   6.58%    11/16/00 ............ 10,100,000     10,100,000
Wells Fargo & Co.
   6.505%   10/31/00 ............ 10,000,000      9,945,792

TOTAL COMMERCIAL PAPER
   (COST $137,174,950) ..........               137,174,950

YANKEE CERTIFICATES OF DEPOSIT -- 27.4%

Bank of America
   6.66%    10/23/00 ............ 12,500,000     12,500,000
Bank of Montreal
   6.53%    10/03/00 ............ 10,500,000     10,500,000
Bayerische Hypotheken Bank
   6.56%    11/22/00 ............ 10,280,000     10,280,000
Canadian Imperial Bank of
   Commerce
   6.55%    11/15/00 ............ 10,500,000     10,500,000
Deutsche Bank AG
   6.62%    11/01/00 ............ 10,000,000     10,000,000
Dresdner Bank AG
   6.59%    11/07/00 ............ 10,000,000     10,000,000
Societe Generale
   6.64%    10/06/00 ............  9,750,000      9,750,000

TOTAL YANKEE CERTIFICATES OF DEPOSIT
   (COST $73,530,000) ...........                73,530,000

TIME DEPOSIT -- 0.1%

State Street Cayman Islands
   6.563%   10/02/00
   (COST $214,529) ..............    214,529        214,529

TOTAL SHORT-TERM INVESTMENTS
   (COST $266,075,020) ..........               266,075,020

OTHER ASSETS AND LIABILITIES,
   NET 1.0% .....................                 2,810,846
                                               ------------

NET ASSETS-- 100% ...............              $268,885,866
                                               ============




----------
See Notes to Schedules of Investments and Financial Statements.

                             NOTES TO PERFORMANCE SEPTEMBER 30, 2000 (UNAUDITED)

Information on the preceding pages relating to the Funds' one year total return and top ten largest holdings is audited, all other information on the performance pages is unaudited.

Total returns take into account changes in share price and assume reinvestment of dividends and capital gains distributions, if any. Investment returns and net asset value on an investment will fluctuate and you may have a gain or loss when you sell your shares. Classes A and B are shown both without the imposition of the sales charge and also assuming the deduction of the current maximum applicable sales charges as described in Note 1 of the Notes to Financial Statements. Periods less than one year are not annualized.

The performance data relating to Class A and B shares of GE Mid-Cap Growth Fund, GE Value Equity Fund, GE Tax-Exempt Fund and GE Government Securities Fund, for all periods except the years ended September 30, 2000, 1999 and 1998, respectively, reflect the prior performance and expense ratios (adjusted to reflect GE Funds current sales charges) of Investors Trust Growth Fund, Investors Trust Value Fund, Investors Trust Tax Free Fund and Investors Trust Government Fund respectively, each a series of Investors Trust (collectively, the "Investors Trust Funds"), the assets of which were acquired by the corresponding GE Fund on September 26, 1997 (the "Merger Date"). Because the Investors Trust Funds did not offer Class Y shares, performance data relating to the Class Y shares of GE Mid-Cap Growth Fund, GE Value Equity Fund, and GE Tax-Exempt Fund is limited to the period from the Merger Date to September 30, 2000.

Shares of the GE Funds are neither insured nor guaranteed by the U.S. Government, and their prices will fluctuate with market conditions.

A portion of the GE Tax-Exempt Fund's income may be subject to state, federal and/or alternative minimum tax. Capital gains, if any, are subject to capital gains tax.

GE Asset Management Incorporated ("GEAM") has agreed in writing to limit "Other Expenses" of each class of certain funds on an annualized basis through January 28, 2001. Had these fees and expenses not been absorbed, the returns (and/or yields) would have been lower. These provisions may be renewed or discontinued in the future.

The Standard & Poor's ("S&P") 500 Composite Price Index of stocks (S&P 500), the S&P/BARRA Composite Index of 500 value stocks (S&P 500/BARRA Value), the S&P MidCap 400 Composite Price Index of stocks (S&P MidCap 400), the Russell 2000 Index (Russell 2000), the Morgan Stanley Capital International World Index (MSCI World), the Morgan Stanley Capital International Europe, Australasia, Far East Index (MSCI EAFE), the Morgan Stanley Capital International Europe Index, (MSCI Europe), the Morgan Stanley Capital International Emerging Markets Free Index (MSCI EMF), the Russell 1000 Value Index (Russell 1000), the Lehman Brothers Aggregate Bond Index (LB Aggregate), the Lehman Brothers Government Bond Index (LB Gov't), the Lehman Brothers 1-3 Year Government Bond Index (LB 1-3), the Lehman Brothers 10-Year Municipal Index (LBMI) and the Credit Suisse First Boston High Yield Index (CS First Boston High Yield) are unmanaged indices and do not reflect the actual cost of investing in the instruments that comprise each index.

The S&P 500 is a capitalization-weighted index of 500 widely held stocks recognized by investors to be representative of the stock market in general. The S&P 500/BARRA Value is a capitalization-weighted index of all the stocks in the S&P 500 that have low price-to-book ratios. The S&P MidCap 400 is a capitalization-weighted index of 400 U.S. stocks with a median market capitalization. The Russell 2000 measures the performance of the 2000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. The Russell 1000 measures the performance of the 1000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. The Russell 3000 Index measures the performance of the 3000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. MSCI World is a composite of 1,393 securities traded in 22 developed markets of the world. MSCI EAFE is a composite of 989 foreign securities traded in 20 developed markets representing Europe, Australasia and the Far East. MSCI Europe is a composite of securities traded in 15 developed markets in Europe. MSCI EMF is a composite of securities available to non-domestic investors traded in 25 emerging markets. LB Aggregate is a composite of short-, medium-, and long-term bond performance and is widely recognized as a barometer of the bond market in general. The LB Gov't is comprised of all U.S. dollar fixed-rate U.S. agency and Treasury bond issues (excluding stripped issues) with remaining maturities greater than one year and with at least $100 million in outstanding issuance. The LB 1-3 is a composite of government and U.S. Treasury obligations with maturities of 1-3 years. LBMI is a composite of investment grade, fixed rate municipal bonds and is considered to be representative of the municipal bond market. The CS First Boston High Yield is a composite of below investment-grade corporate bonds issued in the United States.

The results shown for the foregoing indices assume the reinvestment of net dividends or interest.

The GE Tax-Exempt Fund changed its benchmark index during the fiscal year-ended September 30, 1999 from the Lehman Brothers 10-Year General Obligation Municipal Bond Index, which is an index comprised of all municipal general obligation investment-grade debt issues with maturities between 8 and 11 years and each issue being at least $50 million, to the LBMI.

The GE High Yield Fund changed its benchmark during the fiscal year-ended September 30, 2000 from the Salomon Smith Barney High Yield Market Index, which is an index comprised of below investment-grade corporate bonds issued in the United States, to the CS First Boston High Yield.

The 90-Day T-Bill is the average return on three month U.S. Treasury Bills. The IBC Money Fund Report yields represent the average yields of 946 taxable money market funds.

A number of the broad market returns are not available from the Funds' commencement of investment operations through September 30, 2000 and therefore are calculated from the month end nearest to the Funds' commencement of operations date.

The peer universe of funds used in our peer ranking calculation is based on the blend of Lipper peer categories, as shown. This blend is the same as the category blend used by the Wall Street Journal (except for the GE Strategic Investment Fund for which we use the specific Lipper peer group and the GE Money Market Fund, which is not in the Wall Street Journal). The actual number of funds and numerical rankings in the Lipper and Wall Street Journal universes could differ since the Wall Street Journal excludes certain funds which do not meet their net asset or number of shareholder publication thresholds. A Fund's performance may be compared to or ranked within a universe of mutual funds with investment objectives and policies similar but not necessarily identical to the Fund's. Such comparisons or rankings are made on the basis of several factors, including the Fund's objectives and policies, management style and strategy, and portfolio composition, and may change over time if any of those factors change. Lipper is an independent mutual fund rating service.

The views expressed in this document reflect our judgment as of the publication date and are subject to change at any time without notice. The securities cited may not represent current or future holdings and should not be considered as a recommendation to purchase or sell a particular security. They were cited solely for illustrative purposes. See the prospectus for complete descriptions of investment objectives, policies, risks and permissible investments.

Standard & Poor's, S&P, S&P 500 and S&P MidCap 400 are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use. The GE S&P 500 Index Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's, and Standard & Poor's makes no representation or warranty, express or implied, to the investors of the Fund or any member of the public regarding the advisability of investing in the securities generally or in this Fund particularly or the ability of the GE S&P 500 Index Fund to track general stock market performance.

+Returns are those of the predecessor Class C, which was combined with Class A as of the close of business on September 17, 1999. The Average Annual Total Return figures for Class A with load have been adjusted to reflect Class A sales charges. See Footnote 10 in the Notes to Financial Statements.

++Effective as of the close of business on September 17, 1999, the distribution and service fees were reduced on Class A shares. See Footnote 10 in the Notes to Financial Statements. Had the distribution and service fees not been reduced, the Class A performance results would have been lower.

                            NOTES TO SCHEDULES OF INVESTMENTS SEPTEMBER 30, 2000

(a) Non-income producing security.

(b) Pursuant to Rule 144A of the Securities Act of 1933, these securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2000, these securities amounted to $124,225; $187,713; $1,233,298; $7,693,064; $2,000,000; $2,726,185;
    $3,214,297; and $4,739,120 or 0.15%, 0.23%, 4.51%, 4.74%, 0.84%, 3.79%,
    10.04%, and 2.13% of net assets for the GE Global Equity, GE International Equity, GE Emerging Markets, GE Fixed Income, GE Government Securities, GE Short-Term Government, GE High Yield and GE Strategic Investment Funds, respectively. These securities have been determined to be liquid using guidelines established by the Board of Trustees.

(c) Settlement is on a delayed delivery or when-issued basis with final maturity to be announced (TBA) in the future.

(d) Coupon amount represents effective yield.

(e) State Street Corp. is the parent company of State Street Bank & Trust Co., the Fund's custodian and sub-advisor.

(f) Principal only securities represent the right to receive the monthly principal payments on an underlying pool of mortgages. No payments of interest on the pool are passed through to the "principal only" holder.

(g) Interest only securities represent the right to receive the monthly interest payments on an underlying pool of mortgages. Payments of principal on the pool reduce the value of the interest only holding.

(h) At September 30, 2000, all or a portion of this security was pledged to cover collateral requirements for futures, options, forward foreign currency contracts and/or TBA's.

(i) Variable or floating rate security. The stated rate represents the rate at September 30, 2000.

(j) All or a portion of security out on loan.

(k) At September 30, 2000, GEAM has determined that this security is illiquid as it may be difficult to resell within seven days in the ordinary course of business at approximately the price it is valued.

(l) At September 30, 2000, the security is in default. GEAM has determined that the security is illiquid as it may be difficult to resell within seven days in the ordinary course of business at approximately the price it is valued.

(m) Escrowed to maturity. Bonds are collateralized by U.S. Treasury securities which are held in escrow by a trustee and used to pay principal and interest on such bonds.

(n) Prerefunded. Bonds are collateralized by U.S. Treasury securities which are held in escrow and are used to pay principal and interest on the tax-exempt issue and to retire the bonds at the earliest refunding date.

(o) The security is insured by AMBAC, MBIA or FGIC. The GE Tax-Exempt Fund had insurance concentrations of 5% or greater as of September 30, 2000 (as a percentage of net assets) as follows:

                  MBIA              13%
                  AMBAC              6%

(p) Investments of cash collateral for securities on loan.

(q) Treasury Inflation Protected Security. Principal amount has been adjusted for inflation.

[diamond]  Denominated in USD unless otherwise indicated.

ABBREVIATIONS:

ADR        --  American Depositary Receipt

AMBAC      --  AMBAC Indemnity Corporation

DEM         -- German Deutschemark

EUR         -- Euro

FDR         -- Finnish Depositary Receipt

FGIC       --  Financial Guaranty Insurance Corporation

GBP         -- British Pound

GDR        --  Global Depositary Receipt

G.O.       --  General Obligation

MBIA       --  Municipal Bond Investors Assurance
               Corporation

Regd.      --  Registered

REMIC      --  Real Estate Mortgage Investment Conduit

STRIPS     --  Separate Trading of Registered Interest
               and Principal of Security

USD        --  United States Dollar

                                                            FINANCIAL HIGHLIGHTS
   SELECTED DATA BASED ON A SHARE OUTSTANDING THROUGHOUT THE PERIOD(S) INDICATED

                               GE U.S. EQUITY FUND
----------------------------------------------------------------------------------------------

                                                            CLASS A
                                          9/30/00(B) 9/30/99(B,C) 9/30/98(B) 9/30/97  9/30/96
----------------------------------------------------------------------------------------------
INCEPTION DATE                                  --        --            --       --    1/5/93
Net asset value, beginning of period ......   $32.53    $27.82       $29.00   $23.02   $19.98
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income (loss) ............     0.15      0.18         0.27     0.30     0.36
  Net realized and unrealized
   gains (losses) on investments ..........     3.63      7.26         1.22     8.19     3.30
----------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM INVESTMENT
  OPERATIONS ..............................     3.78      7.44         1.49     8.49     3.66
----------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income ...................     0.14      0.23         0.24     0.32     0.35
  Net realized gains ......................     3.72      2.50         2.43     2.19     0.27
----------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS .......................     3.86      2.73         2.67     2.51     0.62
----------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD ............   $32.45    $32.53       $27.82   $29.00   $23.02
----------------------------------------------------------------------------------------------
TOTAL RETURN (A) ..........................   12.10%    27.79%        5.62%   39.76%   18.70%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (in thousands)  $385,111  $311,958     $124,714  $97,886  $50,035
  Ratios to average net assets:
   Net investment income (loss)* ..........    0.46%     0.56%        0.92%    1.18%    1.66%
   Net expenses* ..........................    0.83%     0.81%        0.75%    0.75%    0.75%
   Gross expenses* ........................    0.83%     0.83%        0.84%    0.93%    1.06%
  Portfolio turnover rate .................      48%       46%          29%      38%      49%
----------------------------------------------------------------------------------------------

                                                              CLASS B
                                          9/30/00(B) 9/30/99(B) 9/30/98(B) 9/30/97   9/30/96
----------------------------------------------------------------------------------------------
INCEPTION DATE                                --          --       --          --    12/22/93
Net asset value, beginning of period ...... $31.58      $27.11   $28.35      $22.57   $19.71
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income (loss) ............  (0.09)      (0.06)    0.05        0.11     0.19
  Net realized and unrealized
   gains (losses) on investments ..........   3.53        7.08     1.20        8.03     3.25
----------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM INVESTMENT
  OPERATIONS ..............................   3.44        7.02     1.25        8.14     3.44
----------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income ...................  --           0.05     0.06        0.17     0.31
  Net realized gains ......................   3.72        2.50     2.43        2.19     0.27
----------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS .......................   3.72        2.55     2.49        2.36     0.58
----------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD ............ $31.30      $31.58   $27.11      $28.35   $22.57
----------------------------------------------------------------------------------------------
TOTAL RETURN (A) .......................... 11.29%      26.83%    4.80%      38.75%   17.78%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (in thousands) $46,577     $36,921  $21,407     $14,380   $7,194
  Ratios to average net assets:
   Net investment income (loss)* .......... (0.29%)     (0.19%)   0.17%       0.44%    0.90%
   Net expenses* ..........................  1.58%       1.56%    1.50%       1.50%    1.50%
   Gross expenses* ........................  1.58%       1.58%    1.63%       1.88%    2.08%
  Portfolio turnover rate .................    48%         46%      29%         38%      49%
----------------------------------------------------------------------------------------------

                                         CLASS C
                                       (LEVEL LOAD)                      CLASS Y(D)
                                        9/30/00(B)   9/30/00(B)  9/30/99(B)  9/30/98(B)  9/30/97   9/30/96
-----------------------------------------------------------------------------------------------------------
INCEPTION DATE                            9/30/99        --            --         --        --     11/29/93
Net asset value, beginning of period ......$31.58      $32.48      $27.78      $28.99    $23.03    $19.98
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income (loss) ............ (0.10)       0.23        0.26        0.34      0.37      0.40
  Net realized and unrealized
   gains (losses) on investments ..........  3.53        3.62        7.25        1.21      8.19      3.31
------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM INVESTMENT
  OPERATIONS ..............................  3.43        3.85        7.51        1.55      8.56      3.71
------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income ...................  0.21        0.23        0.31        0.33      0.41      0.39
  Net realized gains ......................  3.72        3.72        2.50        2.43      2.19      0.27
------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS .......................  3.93        3.95        2.81        2.76      2.60      0.66
------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD ............$31.08      $32.38      $32.48      $27.78    $28.99    $23.03
------------------------------------------------------------------------------------------------------------
TOTAL RETURN (A) ..........................11.25%      12.38%      28.14%       5.86%    40.16%    18.97%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (in thousands) $4,811    $377,913    $358,583    $281,071  $212,957 $144,470
  Ratios to average net assets:
   Net investment income (loss)* ..........(0.32%)      0.71%       0.81%        1.16%    1.45%    1.90%
   Net expenses* .......................... 1.57%       0.58%       0.56%        0.50%    0.50%    0.50%
   Gross expenses* ........................ 1.57%       0.58%       0.58%        0.56%    0.52%    0.59%
  Portfolio turnover rate .................   48%         48%         46%          29%      38%      49%


-----------
See Notes to Financial Highlights and Notes to Financial Statements.

                                                            FINANCIAL HIGHLIGHTS
   SELECTED DATA BASED ON A SHARE OUTSTANDING THROUGHOUT THE PERIOD(S) INDICATED


                                               GE VALUE EQUITY FUND
---------------------------------------------------------------------------------------------------

                                                                 CLASS A
                                       9/30/00(B)  9/30/99(B,C)  9/30/98(B)  9/30/97(E)  10/31/96
---------------------------------------------------------------------------------------------------
INCEPTION DATE                                 --          --         --           --      9/8/93
Net asset value, beginning of period ......$12.18       $9.93     $13.58       $10.83       $8.95
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income (loss) ............  0.05        0.02       0.05         0.07        0.05
  Net realized and unrealized
   gains (losses) on investments ..........  1.31        2.66       0.46         3.59        1.99
---------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
   INVESTMENT OPERATIONS ..................  1.36        2.68       0.51         3.66        2.04
---------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income ................... --           0.03      --            0.04        0.09
  Net realized gains ......................  0.78        0.40       4.16         0.87        0.07
---------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS .......................  0.78        0.43       4.16         0.91        0.16
---------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD ............$12.76      $12.18      $9.93       $13.58      $10.83
---------------------------------------------------------------------------------------------------
TOTAL RETURN (A) ..........................11.35%      27.34%      5.86%       36.18%      23.10%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (in thousands) ........................$43,283     $29,607    $14,276       $8,236      $5,833
  Ratios to average net assets:
    Net investment income (loss)* ......... 0.38%       0.18%      0.50%        0.63%       1.03%
    Net expenses* ......................... 1.05%       1.29%      1.31%        1.30%       1.35%
    Gross expenses* ....................... 1.05%       1.30%      1.33%        1.33%       1.73%
  Portfolio turnover rate .................   49%         31%        40%         131%        100%
---------------------------------------------------------------------------------------------------


                                                                CLASS B
                                       9/30/00(B)  9/30/99(B)  9/30/98(B)  9/30/97(E)  10/31/96
-----------------------------------------------------------------------------------------------
INCEPTION DATE                               --          --         --          --      9/8/93
Net asset value, beginning of period ....$11.94       $9.77     $13.48      $10.79       $8.93
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income (loss) .......... (0.04)      (0.04)     --          (0.01)       0.04
  Net realized and unrealized
   gains (losses) on investments ........  1.27        2.61       0.45        3.57        1.93
-----------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
   INVESTMENT OPERATIONS ................  1.23        2.57       0.45        3.56        1.97
-----------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income ................. --         --          --          --           0.04
  Net realized gains ....................  0.78        0.40       4.16        0.87        0.07
-----------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS .....................  0.78        0.40       4.16        0.87        0.11
-----------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD ..........$12.39      $11.94      $9.77      $13.48      $10.79
-----------------------------------------------------------------------------------------------
TOTAL RETURN (A) ........................10.44%      26.67%      5.32%      35.23%      22.30%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (in thousands) ......................$45,675     $51,369    $44,655     $46,035     $33,318
  Ratios to average net assets:
    Net investment income (loss)* .......(0.36%)     (0.32%)     0.00%      (0.12%)      0.23%
    Net expenses* ....................... 1.80%       1.81%      1.81%       2.05%       2.10%
    Gross expenses* ..................... 1.80%       1.82%      1.81%       2.07%       2.40%
  Portfolio turnover rate ...............   49%         31%        40%        131%        100%
-----------------------------------------------------------------------------------------------



                                             CLASS C
                                          (LEVEL LOAD)                     CLASS Y(D)
                                           9/30/00(B)      9/30/00(B)      9/30/99(B)    9/30/98(B,H)
------------------------------------------------------------------------------------------------------
INCEPTION DATE                               9/30/99           --              --           1/5/98
Net asset value, beginning of period ........ $11.94          $12.74         $10.38          $10.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income (loss) ..............  (0.05)           0.08           0.08            0.08
  Net realized and unrealized
   gains (losses) on investments ............   1.29            1.37           2.76            0.30
------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
  INVESTMENT OPERATIONS .....................   1.24            1.45           2.84            0.38
------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income .....................  --              --              0.08              --
  Net realized gains ........................   0.78            0.78           0.40              --
------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS .........................   0.78            0.78           0.48              --
------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD .............. $12.40          $13.41         $12.74          $10.38
------------------------------------------------------------------------------------------------------
TOTAL RETURN (A) ............................ 10.53%          11.56%         27.85%           3.80%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (in thousands) ..   $847          $3,769         $2,292          $1,580
  Ratios to average net assets:
    Net investment income (loss)* ........... (0.41%)          0.61%          0.68%           0.98%
    Net expenses* ...........................  1.80%           0.80%          0.81%           0.81%
    Gross expenses* .........................  1.80%           0.80%          0.82%           0.81%
  Portfolio turnover rate ...................    49%             49%            31%             40%



----------
See Notes to Financial Highlights and Notes to Financial Statements.

                                                            FINANCIAL HIGHLIGHTS
   SELECTED DATA BASED ON A SHARE OUTSTANDING THROUGHOUT THE PERIOD(S) INDICATED

                                              GE MID-CAP GROWTH FUND
---------------------------------------------------------------------------------------------------

                                                                CLASS A
                                       9/30/00(B)  9/30/99(B,C)  9/30/98(B)  9/30/97(E)  10/31/96
---------------------------------------------------------------------------------------------------
INCEPTION DATE                                 --          --            --        --      9/8/93
Net asset value, beginning of period .....  $9.42       $8.27        $17.61    $13.16      $11.38
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income (loss) ...........   0.01       (0.04)        (0.04)    (0.07)      --
  Net realized and unrealized
    gains (losses) on investments ........   3.14        1.19         (1.86)     4.52        1.78
---------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
   INVESTMENT OPERATIONS .................   3.15        1.15         (1.90)     4.45        1.78
---------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income ..................     --          --            --        --          --
  Net realized gains .....................     --          --          7.37        --          --
  Return of capital ......................     --          --          0.07        --          --
---------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS ......................     --          --          7.44        --          --
---------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD ........... $12.57       $9.42         $8.27    $17.61      $13.16
---------------------------------------------------------------------------------------------------
TOTAL RETURN (A) ......................... 33.44%      13.91%       (16.11%)   33.81%      15.64%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (in thousands) ........................$23,942     $15,943       $10,134   $10,885      $8,222
  Ratios to average net assets:
   Net investment income (loss)* .........  0.12%      (0.41%)       (0.35%)   (0.51%)      0.03%
   Net expenses* .........................  1.15%       1.38%         1.40%     1.31%       1.35%
   Gross expenses* .......................  1.25%       1.46%         1.45%     1.46%       1.70%
  Portfolio turnover rate ................    47%         48%           13%      139%         41%
---------------------------------------------------------------------------------------------------


                                                                 CLASS B
                                        9/30/00(B)  9/30/99(B)  9/30/98(B)  9/30/97(E)  10/31/96
--------------------------------------------------------------------------------------------------
INCEPTION DATE                                 --         --            --          --     9/8/93

Net asset value, beginning of period .....  $8.84      $7.80        $17.11      $12.87     $11.21
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income (loss) ...........  (0.07)     (0.08)        (0.08)      (0.18)     (0.09)
  Net realized and unrealized
    gains (losses) on investments ........   2.94       1.12         (1.79)       4.42       1.75
--------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
   INVESTMENT OPERATIONS .................   2.87       1.04         (1.87)       4.24       1.66
--------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income ..................     --         --            --          --         --
  Net realized gains .....................     --         --          7.40          --         --
  Return of capital ......................     --         --          0.04          --         --
--------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS ......................     --         --          7.44          --         --
--------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD ........... $11.71      $8.84         $7.80      $17.11     $12.87
--------------------------------------------------------------------------------------------------
TOTAL RETURN (A) ......................... 32.47%     13.33%       (16.62%)     33.02%     14.81%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (in thousands) ........................$16,908    $18,073       $22,038     $32,280    $27,616
  Ratios to average net assets:
   Net investment income (loss)* ......... (0.65%)    (0.91%)       (0.86%)     (1.26%)    (0.73%)
   Net expenses* .........................  1.90%      1.90%         1.90%       2.06%      2.10%
   Gross expenses* .......................  2.00%      1.97%         1.93%       2.21%      2.41%
  Portfolio turnover rate ................    47%        48%           13%        139%        41%
--------------------------------------------------------------------------------------------------



                                            CLASS C
                                         (LEVEL LOAD)                   CLASS Y(D)
                                          9/30/00(B)       9/30/00(B)   9/30/99(B)  9/30/98(B,H)
-------------------------------------------------------------------------------------------------
INCEPTION DATE                              9/30/99            --           --         1/5/98
Net asset value, beginning of period ........ $8.84            $9.98       $8.71        $10.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income (loss) .............. (0.07)            0.03        0.01          0.01
  Net realized and unrealized
   gains (losses) on investments ............  2.94             3.34        1.26         (1.30)
-------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
   INVESTMENT OPERATIONS ....................  2.87             3.37        1.27         (1.29)
-------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income .....................   --               --          --            --
  Net realized gains ........................   --               --          --            --
  Return of capital .........................   --               --          --            --
-------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS .........................   --               --          --            --
-------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD ..............$11.71           $13.35       $9.98         $8.71
-------------------------------------------------------------------------------------------------
TOTAL RETURN (A) ............................32.47%           33.77%      14.58%       (12.90%)

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (in thousands) ..  $186              $14        $783          $471
  Ratios to average net assets:
    Net investment income (loss)* ...........(0.60%)           0.26%       0.09%         0.21%
    Net expenses* ........................... 1.90%            0.90%       0.90%         0.89%
    Gross expenses* ......................... 2.00%            1.01%       0.97%         0.89%
  Portfolio turnover rate ...................   47%              47%         48%           13%



----------
See Notes to Financial Highlights and Notes to Financial Statements.

                                                            FINANCIAL HIGHLIGHTS
   SELECTED DATA BASED ON A SHARE OUTSTANDING THROUGHOUT THE PERIOD(S) INDICATED

                                    GE MID-CAP VALUE EQUITY FUND
-------------------------------------------------------------------------------------------------

                                                       CLASS A                  CLASS B
                                              9/30/00(B) 9/30/99(B,C,I)  9/30/00(B) 9/30/99(B,I)
-------------------------------------------------------------------------------------------------
INCEPTION DATE                                      --       12/31/98         --      12/31/98
Net asset value, beginning of period .............  $9.83      $10.00        $9.77       $10.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income (loss) ...................   0.06        0.04        (0.02)       (0.02)
  Net realized and unrealized
    gains (losses) on investments ................   0.78       (0.21)        0.77        (0.21)
-------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM INVESTMENT OPERATIONS ...   0.84       (0.17)        0.75        (0.23)
-------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income ..........................   0.07          --         0.02           --
  Net realized gains .............................     --          --           --           --
-------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS ..............................   0.07       --            0.02        --
-------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD ................... $10.60       $9.83       $10.50        $9.77
-------------------------------------------------------------------------------------------------
TOTAL RETURN (A) .................................  8.55%      (1.70%)       7.69%       (2.30%)

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (in thousands) ....... $1,911        $708         $298         $177
  Ratios to average net assets:
   Net investment income (loss)* .................  0.54%       0.47%       (0.19%)      (0.21%)
   Net expenses* .................................  1.23%       1.15%        1.98%        1.90%
   Gross expenses* ...............................  1.34%       1.54%        2.09%        2.38%
  Portfolio turnover rate ........................    35%         17%          35%          17%
-------------------------------------------------------------------------------------------------


                                               CLASS C (LEVEL LOAD)         CLASS Y(D)
                                                    9/30/00(B)       9/30/00(B) 9/30/99(B,I)
--------------------------------------------------------------------------------------------
INCEPTION DATE                                       9/30/99                --     12/31/98
Net asset value, beginning of period .............   $9.77               $9.84     $10.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income (loss) ...................   (0.02)               0.08       0.06
  Net realized and unrealized
    gains (losses) on investments ................    0.77                0.78      (0.22)
--------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM INVESTMENT OPERATIONS ...    0.75                0.86      (0.16)
--------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income ..........................    0.08                0.09         --
  Net realized gains .............................      --                  --         --
--------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS ..............................    0.08                0.09      --
--------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD ...................  $10.44              $10.61      $9.84
--------------------------------------------------------------------------------------------
TOTAL RETURN (A) .................................   7.69%               8.72%     (1.60%)

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (in thousands) .......    $590             $10,990    $10,103
  Ratios to average net assets:
   Net investment income (loss)* .................  (0.23%)              0.81%      0.79%
   Net expenses* .................................   1.99%               0.97%      0.90%
   Gross expenses* ...............................   2.09%               1.09%      1.36%
  Portfolio turnover rate ........................     35%                 35%        17%
--------------------------------------------------------------------------------------------


                                     GE SMALL-CAP VALUE EQUITY FUND
------------------------------------------------------------------------------------------------

                                                       CLASS A                 CLASS B
                                               9/30/00(B) 9/30/99(B,C)   9/30/00(B) 9/30/99(B)
------------------------------------------------------------------------------------------------
INCEPTION DATE                                         --     9/30/98          --       9/30/98
Net asset value, beginning of period ............. $12.16      $10.00       $12.09       $10.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income (loss) ...................   0.00(g)   (0.02)        (0.10)       (0.06)
  Net realized and unrealized
    gains (losses) on investments ................   3.10        2.24         3.08         2.19
------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM INVESTMENT OPERATIONS ...   3.10        2.22         2.98         2.13
------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income ..........................     --        0.03           --         0.01
  Net realized gains .............................   1.66        0.03         1.66         0.03
------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS ..............................   1.66        0.06         1.66         0.04
------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD ................... $13.60      $12.16       $13.41       $12.09
------------------------------------------------------------------------------------------------
TOTAL RETURN (A) ................................. 27.80%      22.28%       26.77%       21.37%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (in thousands) .......$29,228     $14,561      $11,853       $8,505
  Ratios to average net assets:
   Net investment income (loss)* .................  0.02%      (0.15%)      (0.75%)      (0.56%)
   Net expenses* .................................  1.10%       1.15%        1.85%        1.90%
   Gross expenses* ...............................  1.11%       1.41%        1.86%        2.19%
  Portfolio turnover rate ........................   219%        182%         219%         182%
------------------------------------------------------------------------------------------------



                                              CLASS C (LEVEL LOAD)        CLASS Y(D)
                                                   9/30/00(B)       9/30/00(B)  9/30/99(B)
-------------------------------------------------------------------------------------------
INCEPTION DATE                                      9/30/99             --      9/30/98
Net asset value, beginning of period .............  $12.09           $12.18     $10.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income (loss) ...................   (0.10)            0.05       0.05
  Net realized and unrealized
    gains (losses) on investments ................    3.08             3.09       2.19
-------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM INVESTMENT OPERATIONS ...    2.98             3.14       2.24
-------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income ..........................      --               --       0.03
  Net realized gains .............................    1.66             1.66       0.03
-------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS ..............................    1.66             1.66       0.06
-------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD ...................  $13.41           $13.66     $12.18
-------------------------------------------------------------------------------------------
TOTAL RETURN (A) .................................  26.77%           28.11%     22.53%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (in thousands) .......    $159          $10,934       $293
  Ratios to average net assets:
   Net investment income (loss)* .................  (0.76%)           0.35%      0.41%
   Net expenses* .................................   1.85%            0.83%      0.90%
   Gross expenses* ...............................   1.86%            0.83%      1.17%
  Portfolio turnover rate ........................    219%             219%       182%
-------------------------------------------------------------------------------------------



----------
See Notes to Financial Highlights and Notes to Financial Statements.

                                                            FINANCIAL HIGHLIGHTS
   SELECTED DATA BASED ON A SHARE OUTSTANDING THROUGHOUT THE PERIOD(S) INDICATED

                              GE S&P 500 INDEX FUND
--------------------------------------------------------------------------------

                                                              CLASS A
                                                            9/30/00(B,F)
--------------------------------------------------------------------------------

INCEPTION DATE                                                 4/28/00
Net asset value, beginning of period ......................     $10.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income (loss) ............................       0.04
  Net realized and unrealized
    gains (losses) on investments .........................      (0.10)
--------------------------------------------------------------------------------

TOTAL INCOME (LOSS) FROM INVESTMENT OPERATIONS ............      (0.06)
--------------------------------------------------------------------------------

LESS DISTRIBUTIONS FROM:
  Net investment income ...................................       --
  Net realized gains ......................................       --
--------------------------------------------------------------------------------

TOTAL DISTRIBUTIONS .......................................       --
--------------------------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD ............................      $9.94
--------------------------------------------------------------------------------

TOTAL RETURN (A) ..........................................      (0.60%)

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (in thousands) ................     $28,534
  Ratios to average net assets:
   Net investment income (loss)* ..........................       1.13%
   Net expenses* ..........................................       0.45%
   Gross expenses* ........................................       1.06%
  Portfolio turnover rate .................................          6%
--------------------------------------------------------------------------------




---------
See Notes to Financial Highlights and Notes to Financial Statements.

                                                            FINANCIAL HIGHLIGHTS
   SELECTED DATA BASED ON A SHARE OUTSTANDING THROUGHOUT THE PERIOD(S) INDICATED

                                    GE GLOBAL EQUITY FUND
-------------------------------------------------------------------------------------------

                                                               CLASS A
                                       9/30/00(B) 9/30/99(B,C) 9/30/98(B) 9/30/97 9/30/96
-------------------------------------------------------------------------------------------
INCEPTION DATE                                 --         --          --       --  1/5/93
Net asset value, beginning of period ..... $25.86     $19.72      $24.81   $22.18  $20.31
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income (loss) ...........   0.03       0.06        0.05     0.04    0.06
  Net realized and unrealized
   gains (losses) on investments .........   3.61       7.05       (2.65)    3.94    2.22
-------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
   INVESTMENT OPERATIONS .................   3.64       7.11       (2.60)    3.98    2.28
-------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income ..................     --         --        0.02     0.06    0.04
  Net realized gains .....................   2.32       0.97        2.47     1.29    0.37
-------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS ......................   2.32       0.97        2.49     1.35    0.41
-------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD ........... $27.18     $25.86      $19.72   $24.81  $22.18
-------------------------------------------------------------------------------------------
TOTAL RETURN (A) .........................  14.45%     36.89%     (10.86%)  18.82%  11.44%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (in thousands) ........................ $49,784    $39,245     $28,412  $35,120 $28,682
  Ratios to average net assets:
   Net investment income (loss)* .........   0.11%      0.23%       0.22%    0.24%   0.33%
   Net expenses* .........................   1.31%      1.35%       1.34%    1.35%   1.35%
   Gross expenses* .......................   1.31%      1.37%       1.35%    1.45%   1.60%
  Portfolio turnover rate ................     77%        64%         71%      70%     46%
-------------------------------------------------------------------------------------------


                                                             CLASS B
                                       9/30/00(B) 9/30/99(B) 9/30/98(B) 9/30/97  9/30/96
-------------------------------------------------------------------------------------------
INCEPTION DATE                                --       --           --       --  12/22/93
Net asset value, beginning of period .....$24.92   $19.17       $24.32   $21.87   $20.14
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income (loss) ........... (0.16)   (0.12)       (0.11)   (0.08)   (0.04)
  Net realized and unrealized
   gains (losses) on investments .........  3.46     6.84        (2.57)    3.82     2.14
-------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
   INVESTMENT OPERATIONS .................  3.30     6.72        (2.68)    3.74     2.10
-------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income ..................    --       --           --       --       --
  Net realized gains .....................  2.32     0.97         2.47     1.29     0.37
-------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS ......................  2.32     0.97         2.47     1.29     0.37
-------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD ...........$25.90   $24.92       $19.17   $24.32   $21.87
-------------------------------------------------------------------------------------------
TOTAL RETURN (A) ......................... 13.56%   35.85%      (11.44%)  17.92%  10.61%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (in thousands) ........................ $2,384   $1,477         $989     $877    $600
  Ratios to average net assets:
   Net investment income (loss)* ......... (0.60%)  (0.51%)      (0.48%)  (0.52%) (0.34%)
   Net expenses* .........................  2.06%    2.10%        2.10%    2.10%   2.10%
   Gross expenses* .......................  2.06%    2.12%        2.45%    3.33%   3.50%
  Portfolio turnover rate ................    77%      64%          71%      70%     46%
-------------------------------------------------------------------------------------------



                                         CLASS C
                                       (LEVEL LOAD)                 CLASS Y(D)
                                        9/30/00(B)  9/30/00(B) 9/30/99(B) 9/30/98(B) 9/30/97 9/30/96
-------------------------------------------------------------------------------------------------------
INCEPTION DATE                            9/30/99          --         --         --      --  11/29/93
Net asset value, beginning of period ..... $24.92      $25.84     $19.72     $24.83   $22.25   $20.37
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income (loss) ...........  (0.13)       0.11       0.12       0.09     0.10     0.13
  Net realized and unrealized
   gains (losses) on investments .........   3.43        3.59       7.04      (2.63)    3.94     2.21
-------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
   INVESTMENT OPERATIONS .................   3.30        3.70       7.16      (2.54)    4.04     2.34
-------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income ..................     --          --       0.07       0.10     0.17     0.09
  Net realized gains .....................   2.32        2.32       0.97       2.47     1.29     0.37
-------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS ......................   2.32        2.32       1.04       2.57     1.46     0.46
-------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD ........... $25.90      $27.22     $25.84     $19.72   $24.83   $22.25
-------------------------------------------------------------------------------------------------------
TOTAL RETURN (A) ......................... 13.56%      14.75%     37.20%    (10.59%)  19.14%   11.71%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (in thousands) ........................   $180     $30,956    $23,086    $15,039  $22,642  $10,123
  Ratios to average net assets:
   Net investment income (loss)* ......... (0.49%)      0.38%      0.50%      0.37%    0.48%    0.56%
   Net expenses* .........................  2.05%       1.06%      1.10%      1.07%    1.10%    1.10%
   Gross expenses* .......................  2.05%       1.06%      1.12%      1.07%    1.10%    1.12%
  Portfolio turnover rate ................    77%         77%        64%        71%      70%      46%


------------
See Notes to Financial Highlights and Notes to Financial Statements.

                                                            FINANCIAL HIGHLIGHTS
   SELECTED DATA BASED ON A SHARE OUTSTANDING THROUGHOUT THE PERIOD(S) INDICATED

                          GE INTERNATIONAL EQUITY FUND
---------------------------------------------------------------------------------------------

                                                            CLASS A
                                       9/30/00(B) 9/30/99(B,C) 9/30/98(B) 9/30/97  9/30/96
---------------------------------------------------------------------------------------------
INCEPTION DATE                                 --          --        --        --   3/2/94
Net asset value, beginning of period ..... $18.33      $15.11    $20.36    $17.65   $15.88
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income (loss) ...........   0.07        0.05      0.09      0.05     0.11
  Net realized and unrealized
   gains (losses) on investments .........   1.83        3.74     (1.60)     3.19     1.72
---------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
  INVESTMENT OPERATIONS ..................   1.90        3.79     (1.51)     3.24     1.83
---------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income ..................     --          --        --      0.03     0.06
  Net realized gains .....................   0.99        0.57      3.74      0.50       --
---------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS ......................   0.99        0.57      3.74      0.53     0.06
---------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD ........... $19.24      $18.33    $15.11    $20.36   $17.65
---------------------------------------------------------------------------------------------
TOTAL RETURN (A) ......................... 10.50%      25.48%    (8.71%)   18.79%   11.54%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (in thousands) ........................$40,282     $32,938    $6,114    $6,152   $3,230
  Ratios to average net assets:
   Net investment income (loss)* .........  0.33%       0.29%     0.50%     0.45%    0.68%
   Net expenses* .........................  1.33%       1.35%     1.35%     1.35%    1.35%
   Gross expenses* .......................  1.33%       1.39%     1.42%     1.58%    1.96%
  Portfolio turnover rate ................    76%         51%       93%       51%      36%
---------------------------------------------------------------------------------------------


                                                            CLASS B
                                          9/30/00(B) 9/30/99(B) 9/30/98(B) 9/30/97 9/30/96
-------------------------------------------------------------------------------------------
INCEPTION DATE                                  --         --         --       --   3/2/94
Net asset value, beginning of period .....  $17.66     $14.68     $20.02   $17.47   $15.77
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income (loss) ...........   (0.08)     (0.07)     (0.05)   (0.06)    0.05
  Net realized and unrealized
   gains (losses) on investments .........    1.77       3.62      (1.55)    3.11     1.65
-------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
  INVESTMENT OPERATIONS ..................    1.69       3.55      (1.60)    3.05     1.70
-------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income ..................      --         --         --       --       --
  Net realized gains .....................    0.99       0.57       3.74     0.50       --
-------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS ......................    0.99       0.57       3.74     0.50       --
-------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD ...........  $18.36     $17.66     $14.68   $20.02   $17.47
-------------------------------------------------------------------------------------------
TOTAL RETURN (A) .........................   9.68%     24.56%     (9.39%)  17.86%   10.78%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (in thousands) ........................  $1,828     $1,488       $948     $455     $272
  Ratios to average net assets:
   Net investment income (loss)* .........  (0.39%)    (0.40%)    (0.26%)  (0.30%)   0.28%
   Net expenses* .........................   2.08%      2.10%      2.10%    2.10%    2.10%
   Gross expenses* .......................   2.08%      2.14%      2.59%    4.12%    3.50%
  Portfolio turnover rate ................     76%        51%        93%      51%      36%
-------------------------------------------------------------------------------------------


                                         CLASS C
                                       (LEVEL LOAD)                     CLASS Y(D)
                                        9/30/00(B)   9/30/00(B) 9/30/99(B) 9/30/98(B)  9/30/97  9/30/96
------------------------------------------------------------------------------------------------------------
INCEPTION DATE                            9/30/99           --         --          --       --    3/2/94
Net asset value, beginning of period ..... $17.66       $18.44     $15.18     $20.43    $17.76    $15.94
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income (loss) ...........  (0.06)        0.16       0.11       0.01      0.13      0.17
  Net realized and unrealized
   gains (losses) on investments .........   1.76         1.81       3.73      (1.46)     3.18      1.73
------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
  INVESTMENT OPERATIONS ..................   1.70         1.97       3.84      (1.45)     3.31      1.90
------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income ..................     --           --       0.01       0.06      0.14      0.08
  Net realized gains .....................   0.99         0.99       0.57       3.74      0.50     --
------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS ......................   0.99         0.99       0.58       3.80      0.64      0.08
------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD ........... $18.37       $19.42     $18.44     $15.18    $20.43    $17.76
------------------------------------------------------------------------------------------------------------
TOTAL RETURN (A) .........................  9.68%       10.77%     25.72%     (8.34%)   19.16%    11.97%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (in thousands) ........................   $283      $38,241    $21,952    $15,367   $75,098   $63,225
  Ratios to average net assets:
   Net investment income (loss)* ......... (0.29%)       0.75%      0.60%      0.08%     0.76%     0.99%
   Net expenses* .........................  2.07%        1.08%      1.10%      1.04%     1.01%     1.03%
   Gross expenses* .......................  2.07%        1.08%      1.14%      1.06%     1.01%     1.03%
  Portfolio turnover rate ................    76%          76%        51%        93%       51%       36%


----------
See Notes to Financial Highlights and Notes to Financial Statements.

                                                            FINANCIAL HIGHLIGHTS
   SELECTED DATA BASED ON A SHARE OUTSTANDING THROUGHOUT THE PERIOD(S) INDICATED

                                                         GE EUROPE EQUITY FUND
------------------------------------------------------------------------------------------------------------------------------------

                                                       CLASS A                 CLASS B    CLASS C (LEVEL LOAD)   CLASS Y(D)
                                               9/30/00(B) 9/30/99(B,C)   9/30/00(B) 9/30/99(B)   9/30/00(B)   9/30/00(B) 9/30/99(B)
-----------------------------------------------------------------------------------------------------------------------------------
INCEPTION DATE                                        --      1/29/99         --       1/29/99      9/30/99        --      1/29/99
Net asset value, beginning of period .....          $9.93      $10.00        $9.88       $10.00       $9.88       $9.94     $10.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income (loss) ...........           0.05        0.06        (0.05)        0.02       (0.04)       0.06       0.09
  Net realized and unrealized
    gains (losses) on investments ........           2.72       (0.13)        2.72        (0.14)       2.70        2.75      (0.15)
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM INVESTMENT OPERATIONS       2.77       (0.07)        2.67        (0.12)       2.66        2.81      (0.06)
-----------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income ..................           0.07          --         0.02           --        0.06        0.08         --
  Net realized gains .....................             --          --           --           --          --          --         --
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS ......................           0.07          --         0.02           --        0.06        0.08         --
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD ...........         $12.63       $9.93       $12.53        $9.88      $12.48      $12.67      $9.94
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (A) .........................         27.95%      (0.70%)      27.01%       (1.20%)     27.04%      28.39%     (0.60%)

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (in thousands)         $2,989        $669         $350         $144        $176     $12,970    $10,051
  Ratios to average net assets:
   Net investment income (loss)* .........          0.39%       0.88%       (0.38%)       0.24%      (0.34%)      0.48%      1.36%
   Net expenses* .........................          1.47%       1.45%        2.21%        2.20%       2.22%       1.20%      1.20%
   Gross expenses* .......................          1.53%       1.91%        2.28%        2.69%       2.28%       1.29%      1.71%
  Portfolio turnover rate ................            89%         47%          89%          47%         89%         89%        47%
-----------------------------------------------------------------------------------------------------------------------------------



                                       GE EMERGING MARKETS FUND
------------------------------------------------------------------------------------------------
                                                        CLASS A                 CLASS B
                                                9/30/00(B) 9/30/99(B,C)  9/30/00(B)  9/30/99(B)
------------------------------------------------------------------------------------------------
INCEPTION DATE                                          --     1/29/99        --        1/29/99
Net asset value, beginning of period .....          $13.47      $10.00       $13.40      $10.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income (loss) ...........           (0.08)      (0.05)       (0.21)      (0.10)
  Net realized and unrealized
    gains (losses) on investments ........            2.21        3.52         2.22        3.50
------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM INVESTMENT OPERATIONS        2.13        3.47         2.01        3.40
------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income ..................              --          --           --          --
  Net realized gains .....................            1.09          --         1.09          --
------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS ......................            1.09          --         1.09          --
------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD ...........          $14.51      $13.47       $14.32      $13.40
------------------------------------------------------------------------------------------------
TOTAL RETURN (A) .........................          15.27%      34.70%       14.41%      34.00%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (in thousands)          $9,071        $900         $659        $225
  Ratios to average net assets:
   Net investment income (loss)* .........          (0.45%)     (0.56%)      (1.22%)     (1.26%)
   Net expenses* .........................           1.53%       1.60%        2.28%       2.35%
   Gross expenses* .......................           1.59%       1.90%        2.34%       2.71%
  Portfolio turnover rate ................             57%         59%          57%         59%

                                                CLASS C (LEVEL LOAD)      CLASS Y(D)
                                                      9/30/00(B)     9/30/00(B)  9/30/99(B)
--------------------------------------------------------------------------------------------
INCEPTION DATE                                       9/30/99             --      1/29/99
Net asset value, beginning of period .....            $13.50           $13.49      $10.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income (loss) ...........             (0.21)           (0.05)      (0.01)
  Net realized and unrealized
    gains (losses) on investments ........              2.12             2.22        3.50
--------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM INVESTMENT OPERATIONS          1.91             2.17        3.49
--------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income ..................                --               --          --
  Net realized gains .....................              1.09             1.09          --
--------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS ......................              1.09             1.09          --
--------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD ...........            $14.32           $14.57      $13.49
--------------------------------------------------------------------------------------------
TOTAL RETURN (A) .........................            13.56%           15.56%      34.90%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (in thousands)              $137          $17,466     $13,651
  Ratios to average net assets:
   Net investment income (loss)* .........            (1.24%)          (0.27%)     (0.18%)
   Net expenses* .........................             2.27%            1.27%       1.35%
   Gross expenses* .......................             2.35%            1.35%       1.74%
  Portfolio turnover rate ................               57%              57%         59%


-----------
See Notes to Financial Highlights and Notes to Financial Statements.

                                                            FINANCIAL HIGHLIGHTS
   SELECTED DATA BASED ON A SHARE OUTSTANDING THROUGHOUT THE PERIOD(S) INDICATED

                                           GE PREMIER GROWTH EQUITY FUND
------------------------------------------------------------------------------------------------------------------------------

                                                         CLASS A                                     CLASS B
                                        9/30/00(B) 9/30/99(B,C) 9/30/98(B)  9/30/97  9/30/00(B) 9/30/99(B) 9/30/98(B) 9/30/97
------------------------------------------------------------------------------------------------------------------------------
INCEPTION DATE                                  --           --         -- 12/31/96       --         --        --    12/31/96
Net asset value, beginning of period .....  $27.50       $20.44     $18.35   $15.00     $27.00     $20.20     $18.25   $15.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income (loss) ...........   (0.07)       (0.08)      0.03       --      (0.30)     (0.27)     (0.12)   (0.09)
  Net realized and unrealized
    gains (losses) on investments ........    5.10         7.83       2.38     3.35       5.00       7.73       2.36     3.34
------------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
   INVESTMENT OPERATIONS .................    5.03         7.75       2.41     3.35       4.70        7.46       2.24    3.25
------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income ..................      --         0.03       0.03       --         --         --         --      --
  Net realized gains .....................    1.15         0.66       0.29       --       1.15       0.66       0.29      --
------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS ......................    1.15         0.69       0.32       --       1.15       0.66       0.29      --
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD ...........  $31.38       $27.50     $20.44   $18.35     $30.55     $27.00     $20.20   $18.25
------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (A) .........................  18.61%       38.54%     13.35%   22.33%     17.70%     37.53%     12.47%   21.67%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
     (in thousands) ......................$128,255      $67,311    $15,044   $7,287    $41,795     $15,501     $2,076    $447
  Ratios to average net assets:
   Net investment income (loss)* .........  (0.24%)      (0.29%)     0.17%   (0.03%)    (0.98%)    (1.03%)    (0.62%)  (0.76%)
   Net expenses* .........................   1.01%        1.10%      1.12%    1.15%      1.75%      1.84%      1.90%    1.90%
   Gross expenses* .......................   1.01%        1.10%      1.16%    1.62%      1.75%      1.84%      2.27%    9.30%
  Portfolio turnover rate ................     22%          26%        35%      17%        22%        26%        35%      17%
------------------------------------------------------------------------------------------------------------------------------



                                       CLASS C (LEVEL LOAD)
                                            9/30/00(B)
----------------------------------------------------------
INCEPTION DATE                                9/30/99
Net asset value, beginning of period .....     $27.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income (loss) ...........      (0.31)
  Net realized and unrealized
    gains (losses) on investments ........       5.01
----------------------------------------------------------
TOTAL INCOME (LOSS) FROM
   INVESTMENT OPERATIONS .................       4.70
----------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income ..................        --
  Net realized gains .....................       1.15
----------------------------------------------------------
TOTAL DISTRIBUTIONS ......................       1.15
----------------------------------------------------------
NET ASSET VALUE, END OF PERIOD ...........     $30.55
----------------------------------------------------------
TOTAL RETURN (A) .........................     17.66%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
     (in thousands) ......................    $3,134
  Ratios to average net assets:
   Net investment income (loss)* .........    (0.98%)
   Net expenses* .........................     1.75%
   Gross expenses* .......................     1.75%
  Portfolio turnover rate ................       22%
----------------------------------------------------------


                                                                  CLASS Y(D)
                                             9/30/00(B)     9/30/99(B)      9/30/98(B)       9/30/97
------------------------------------------------------------------------------------------------------
INCEPTION DATE                                    --             --              --          12/31/96
Net asset value, beginning of period .....    $27.60          $20.50         $18.38          $15.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income (loss) ...........      0.00(g)        (0.01)          0.09            0.04
  Net realized and unrealized
      gains (losses) on investments ......      5.13            7.84           2.37            3.34
------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM INVESTMENT OPERATIONS  5.13            7.83           2.46            3.38
------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income ..................        --            0.07           0.05              --
  Net realized gains .....................      1.15            0.66           0.29              --
------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS ......................      1.15            0.73           0.34              --
------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD ...........    $31.58          $27.60         $20.50          $18.38
------------------------------------------------------------------------------------------------------
TOTAL RETURN (A) .........................    18.87%          38.92%         13.65%          22.53%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (in thousands)   $33,089         $20,704         $7,580          $5,770
  Ratios to average net assets:
   Net investment income (loss)* .........     0.01%          (0.03%)         0.47%           0.31%
   Net expenses* .........................     0.76%           0.85%          0.88%           0.90%
   Gross expenses* .......................     0.76%           0.85%          0.89%           1.17%
  Portfolio turnover rate ................       22%             26%            35%             17%




------------
See Notes to Financial Highlights and Notes to Financial Statements.

                                                            FINANCIAL HIGHLIGHTS
   SELECTED DATA BASED ON A SHARE OUTSTANDING THROUGHOUT THE PERIOD(S) INDICATED

                                          GE PREMIER RESEARCH EQUITY FUND
----------------------------------------------------------------------------------------------------------------------------

                                                  CLASS A             CLASS B         CLASS C (LEVEL LOAD)       CLASS Y
                                               9/30/00(B,F)        9/30/00(B,F)           9/30/00(B,F)        9/30/00(B,F)
----------------------------------------------------------------------------------------------------------------------------
INCEPTION DATE                                    4/28/00              4/28/00                4/28/00             4/28/00
Net asset value, beginning of period .....         $10.00               $10.00                  $10.00            $10.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income (loss) ...........           0.00(g)             (0.04)                  (0.03)             0.01
  Net realized and unrealized
    gains (losses) on investments ........          (0.10)               (0.09)                  (0.10)            (0.10)
----------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM INVESTMENT OPERATIONS      (0.10)               (0.13)                  (0.13)            (0.09)
----------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income ..................            --                    --                      --                 --
  Net realized gains .....................            --                    --                      --                 --
----------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS ......................            --                    --                      --                 --
----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD ...........          $9.90                $9.87                   $9.87              $9.91
----------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (A) .........................         (1.00%)              (1.30%)                 (1.30%)            (0.90%)

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (in thousands)        $12,415                 $255                    $119                $99
  Ratios to average net assets:
   Net investment income (loss)* .........          0.03%               (0.81%)                 (0.71%)             0.31%
   Net expenses* .........................          1.20%                1.95%                   1.95%              0.95%
   Gross expenses* .......................          2.33%                3.06%                   3.08%              2.09%
  Portfolio turnover rate ................            39%                  39%                     39%                39%
----------------------------------------------------------------------------------------------------------------------------


                                       GE PREMIER INTERNATIONAL EQUITY FUND
----------------------------------------------------------------------------------------------------------------------------

                                                  CLASS A             CLASS B         CLASS C (LEVEL LOAD)       CLASS Y
                                               9/30/00(B,F)        9/30/00(B,F)           9/30/00(B,F)        9/30/00(B,F)
----------------------------------------------------------------------------------------------------------------------------
INCEPTION DATE                                    4/28/00              4/28/00                 4/28/00            4/28/00
Net asset value, beginning of period .....         $10.00               $10.00                  $10.00             $10.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income (loss) ...........           0.05                 0.02                    0.02               0.06
  Net realized and unrealized
    gains (losses) on investments ........          (1.35)               (1.35)                  (1.35)             (1.35)
----------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM INVESTMENT OPERATIONS      (1.30)               (1.33)                  (1.33)             (1.29)
----------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income ..................           --                     --                      --                 --
  Net realized gains .....................           --                     --                      --                 --
----------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS ......................           --                     --                      --                 --
----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD ...........          $8.70                $8.67                   $8.67              $8.71
----------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (A) .........................        (13.00%)             (13.30%)                (13.30%)           (12.90%)

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (in thousands)        $10,339                 $225                     $87                $87
  Ratios to average net assets:
   Net investment income (loss)* .........          1.26%                0.38%                   0.54%              1.54%
   Net expenses* .........................          1.30%                2.05%                   2.05%              1.05%
   Gross expenses* .......................          2.56%                3.29%                   3.31%              2.31%
  Portfolio turnover rate ................            27%                  27%                     27%                27%
----------------------------------------------------------------------------------------------------------------------------




------------
See Notes to Financial Highlights and Notes to Financial Statements.

                                                            FINANCIAL HIGHLIGHTS
   SELECTED DATA BASED ON A SHARE OUTSTANDING THROUGHOUT THE PERIOD(S) INDICATED

                                           GE PREMIER VALUE EQUITY FUND
----------------------------------------------------------------------------------------------------------------------------

                                                  CLASS A             CLASS B         CLASS C (LEVEL LOAD)       CLASS Y
                                               9/30/00(B,F)        9/30/00(B,F)           9/30/00(B,F)        9/30/00(B,F)
---------------------------------------------------------------------------------------------------------------------------
INCEPTION DATE                                    4/28/00              4/28/00                4/28/00             4/28/00
Net asset value, beginning of period .....         $10.00               $10.00                  $10.00             $10.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income (loss) ...........           0.05                 0.02                    0.02               0.07
  Net realized and unrealized
    gains (losses) on investments ........           1.03                 1.03                    1.03               1.02
---------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM INVESTMENT OPERATIONS       1.08                 1.05                    1.05               1.09
---------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income ..................            --                    --                       --                  --
  Net realized gains .....................            --                    --                       --                  --
---------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS ......................            --                    --                       --                  --
---------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD ...........         $11.08               $11.05                  $11.05             $11.09
---------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (A) .........................         10.80%               10.50%                  10.50%             10.90%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (in thousands)        $12,978                 $227                    $116               $111
  Ratios to average net assets:
   Net investment income (loss)* .........          1.25%                0.46%                   0.51%              1.52%
   Net expenses* .........................          1.10%                1.85%                   1.85%              0.85%
   Gross expenses* .......................          2.28%                3.01%                   3.04%              2.04%
  Portfolio turnover rate ................            34%                  34%                     34%                34%
---------------------------------------------------------------------------------------------------------------------------




------------
See Notes to Financial Highlights and Notes to Financial Statements.

                                                            FINANCIAL HIGHLIGHTS
   SELECTED DATA BASED ON A SHARE OUTSTANDING THROUGHOUT THE PERIOD(S) INDICATED

                                      GE FIXED INCOME FUND
-----------------------------------------------------------------------------------------------

                                                                  CLASS A
                                           9/30/00(B) 9/30/99(B,C) 9/30/98(B) 9/30/97 9/30/96
-----------------------------------------------------------------------------------------------
INCEPTION DATE                                    --        --         --       --     1/5/93
Net asset value, beginning of period .....    $11.76     $12.55      $12.06   $11.70   $11.92
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income (loss) ...........      0.70       0.64        0.68     0.72     0.69
  Net realized and unrealized
   gains (losses) on investments .........     (0.03)     (0.79)       0.50     0.35    (0.21)
-----------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM INVESTMENT OPERATIONS  0.67      (0.15)       1.18     1.07     0.48
-----------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income ..................      0.71       0.64        0.67     0.71     0.70
  Net realized gains .....................        --        --           --       --       --
  In excess of net investment income .....        --        --         0.02       --       --
-----------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS ......................      0.71       0.64        0.69     0.71     0.70
-----------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD ...........    $11.72     $11.76      $12.55   $12.06   $11.70
-----------------------------------------------------------------------------------------------
TOTAL RETURN (A) .........................     5.94%     (1.20%)     10.06%    9.45%    4.10%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (in thousands) ........................ $100,745    $92,217     $49,736  $35,097  $28,115
  Ratios to average net assets:
   Net investment income (loss)* .........    6.04%      5.27%       5.53%    6.17%    5.84%
   Net expenses* .........................    0.80%      0.80%       0.80%    0.85%    0.85%
   Gross expenses* .......................    0.80%      0.83%       0.83%    0.96%    0.99%
  Portfolio turnover rate ................     219%       246%        219%     258%     275%
-----------------------------------------------------------------------------------------------


                                                                  CLASS B
                                               9/30/00(B) 9/30/99(B) 9/30/98(B) 9/30/97 9/30/96
--------------------------------------------------------------------------------------------------
INCEPTION DATE                                     --         --         --        --  12/22/93
Net asset value, beginning of period .....        $11.77    $12.55     $12.06   $11.70    $11.91
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income (loss) ...........          0.61      0.55       0.58     0.63      0.60
  Net realized and unrealized
   gains (losses) on investments .........         (0.03)    (0.78)      0.50     0.36     (0.20)
--------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM INVESTMENT OPERATIONS      0.58     (0.23)      1.08     0.99      0.40
--------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income ..................          0.62      0.55       0.57     0.63      0.61
  Net realized gains .....................            --       --          --       --        --
  In excess of net investment income .....            --        --       0.02       --        --
--------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS ......................          0.62      0.55       0.59     0.63      0.61
--------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD ...........        $11.73    $11.77     $12.55   $12.06    $11.70
--------------------------------------------------------------------------------------------------
TOTAL RETURN (A) .........................         5.15%    (1.85%)     9.24%    8.64%     3.41%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (in thousands) ........................        $2,042    $2,854     $1,855   $1,401    $1,673
  Ratios to average net assets:
   Net investment income (loss)* .........         5.24%     4.54%      4.79%    5.17%     5.19%
   Net expenses* .........................         1.55%     1.55%      1.55%    1.56%     1.60%
   Gross expenses* .......................         1.55%     1.58%      1.85%    2.19%     2.44%
  Portfolio turnover rate ................          219%      246%       219%     258%      275%
--------------------------------------------------------------------------------------------------


                                              CLASS C
                                            (LEVEL LOAD)                   CLASS Y(D)
                                             9/30/00(B)   9/30/00(B) 9/30/99(B) 9/30/98(B) 9/30/97 9/30/96
------------------------------------------------------------------------------------------------------------
INCEPTION DATE                                9/30/99          --          --         --       --   11/29/93
Net asset value, beginning of period .....     $11.77       $11.76     $12.54      $12.05    $11.69   $11.92
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income (loss) ...........       0.62         0.74       0.67        0.71      0.75     0.72
  Net realized and unrealized
   gains (losses) on investments .........      (0.04)       (0.05)     (0.78)       0.50      0.35    (0.22)
------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM INVESTMENT OPERATIONS   0.58         0.69      (0.11)       1.21      1.10     0.50
------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income ..................       0.62         0.74       0.67        0.70      0.74     0.73
  Net realized gains .....................         --           --         --          --        --       --
  In excess of net investment income .....         --           --         --        0.02        --       --
------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS ......................       0.62         0.74       0.67        0.72      0.74     0.73
------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD ...........     $11.73       $11.71     $11.76      $12.54    $12.05   $11.69
------------------------------------------------------------------------------------------------------------
TOTAL RETURN (A) .........................      5.15%        6.11%     (0.87%)     10.33%     9.74%    4.32%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (in thousands) ........................       $298      $59,259    $36,152     $30,067   $16,229  $19,098
  Ratios to average net assets:
   Net investment income (loss)* .........      5.40%        6.34%      5.51%       5.58%     5.97%    6.14%
   Net expenses* .........................      1.55%        0.55%      0.55%       0.55%     0.56%    0.55%
   Gross expenses* .......................      1.55%        0.55%      0.58%       0.57%     0.59%    0.57%
  Portfolio turnover rate ................       219%         219%       246%        219%      258%     275%


------------
See Notes to Financial Highlights and Notes to Financial Statements.

                                                            FINANCIAL HIGHLIGHTS
   SELECTED DATA BASED ON A SHARE OUTSTANDING THROUGHOUT THE PERIOD(S) INDICATED

                                    GE GOVERNMENT SECURITIES FUND
-----------------------------------------------------------------------------------------------

                                                              CLASS A
                                       9/30/00(B) 9/30/99(B,C) 9/30/98(B) 9/30/97(E) 10/31/96
-----------------------------------------------------------------------------------------------
INCEPTION DATE                               --           --         --         --     9/8/93
Net asset value, beginning of period .....  $8.14       $8.90      $8.53      $8.48     $8.70
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income (loss) ...........   0.52        0.50       0.56       0.53      0.62
  Net realized and unrealized
   gains (losses) on investments .........  (0.02)      (0.68)      0.39       0.05     (0.22)
-----------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
  INVESTMENT OPERATIONS ..................   0.50       (0.18)      0.95       0.58      0.40
-----------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income ..................   0.58        0.58       0.53       0.53      0.54
  Net realized gains .....................     --          --         --         --        --
  Return of capital ......................     --          --         --         --      0.08
  In excess of net investment income .....     --          --       0.05         --        --
-----------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS ......................   0.58        0.58       0.58       0.53      0.62
-----------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD ...........  $8.06       $8.14      $8.90      $8.53     $8.48
-----------------------------------------------------------------------------------------------
TOTAL RETURN (A) .........................  6.48%      (2.01%)    11.61%      7.13%     4.80%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (in thousands) .......................$102,907     $42,723    $24,541    $24,027   $29,090
  Ratios to average net assets:
   Net investment income (loss)* .........  6.53%       5.89%      6.52%      6.91%     6.59%
   Net expenses* .........................  0.85%       1.07%      1.10%      0.88%     0.90%
   Gross expenses* .......................  0.99%       1.11%      1.16%      0.88%     0.90%
  Portfolio turnover rate ................    79%        101%        64%       110%      334%
-----------------------------------------------------------------------------------------------


                                                               CLASS B
                                           9/30/00(B) 9/30/99(B) 9/30/98(B) 9/30/97(E) 10/31/96
------------------------------------------------------------------------------------------------
INCEPTION DATE                                  --        --          --         --   4/22/87
Net asset value, beginning of period .....    $8.20      $8.93      $8.54       $8.49    $8.71
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income (loss) ...........     0.47       0.46       0.52        0.47     0.55
  Net realized and unrealized
   gains (losses) on investments .........    (0.03)     (0.67)      0.39        0.05    (0.22)
------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
  INVESTMENT OPERATIONS ..................     0.44      (0.21)      0.91        0.52     0.33
------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income ..................     0.52       0.52       0.48        0.47     0.48
  Net realized gains .....................       --         --         --          --       --
  Return of capital ......................       --         --         --          --     0.07
  In excess of net investment income .....       --         --       0.04          --       --
------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS ......................     0.52       0.52       0.52        0.47     0.55
------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD ...........    $8.12      $8.20      $8.93       $8.54    $8.49
------------------------------------------------------------------------------------------------
TOTAL RETURN (A) .........................    5.56%     (2.42%)    10.99%       6.36%    4.00%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (in thousands) ........................ $135,488   $269,409   $399,675    $523,303 $767,216
  Ratios to average net assets:
   Net investment income (loss)* .........    5.83%      5.34%      6.00%       6.15%    5.77%
   Net expenses* .........................    1.60%      1.59%      1.60%       1.63%    1.69%
   Gross expenses* .......................    1.72%      1.63%      1.61%       1.63%    1.69%
  Portfolio turnover rate ................      79%       101%        64%        110%     334%
------------------------------------------------------------------------------------------------


                                    CLASS C (LEVEL LOAD)
                                         9/30/00(B)
--------------------------------------------------------
INCEPTION DATE                            9/30/99
Net asset value, beginning of period .....  $8.20
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income (loss) ...........   0.47
  Net realized and unrealized
   gains (losses) on investments .........   0.01
--------------------------------------------------------
TOTAL INCOME (LOSS) FROM
   INVESTMENT OPERATIONS .................   0.48
--------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income ..................   0.54
  Net realized gains .....................     --
--------------------------------------------------------
TOTAL DISTRIBUTIONS ......................   0.54
--------------------------------------------------------
NET ASSET VALUE, END OF PERIOD ...........  $8.14
--------------------------------------------------------
TOTAL RETURN (A) .........................  6.08%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (in thousands) ........................    $10
  Ratios to average net assets:
   Net investment income (loss)* .........  5.95%
   Net expenses* .........................  1.60%
   Gross expenses* .......................  1.71%
  Portfolio turnover rate ................    79%



----------
See Notes to Financial Highlights and Notes to Financial Statements.

                                                            FINANCIAL HIGHLIGHTS
   SELECTED DATA BASED ON A SHARE OUTSTANDING THROUGHOUT THE PERIOD(S) INDICATED

                                  GE SHORT-TERM GOVERNMENT FUND
--------------------------------------------------------------------------------------------

                                                             CLASS A
                                        9/30/00(B) 9/30/99(B,C) 9/30/98(B) 9/30/97 9/30/96
--------------------------------------------------------------------------------------------
INCEPTION DATE                                --           --         --     --     3/2/94
Net asset value, beginning of period ..... $11.71      $12.02      $11.86  $11.79   $11.91
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income (loss) ...........   0.65        0.55        0.65    0.67     0.63
  Net realized and unrealized
   gains (losses) on investments .........  (0.01)(j)   (0.25)       0.19    0.08    (0.05)
--------------------------------------------------------------------------------------------
TOTAL INCOME FROM INVESTMENT OPERATIONS ..   0.64        0.30        0.84    0.75     0.58
--------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income ..................   0.66        0.56        0.66    0.67     0.64
  Net realized gains .....................   0.01        0.05        0.02    0.01     0.06
--------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS ......................   0.67        0.61        0.68    0.68     0.70
--------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD ........... $11.68      $11.71      $12.02  $11.86   $11.79
--------------------------------------------------------------------------------------------
TOTAL RETURN (A) .........................  5.67%       2.52%       7.36%   6.57%    4.98%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (in thousands) ........................$22,016     $23,106      $8,199  $5,319   $3,653
  Ratios to average net assets:
   Net investment income (loss)* .........  5.63%       4.70%       5.47%   5.57%    5.28%
   Net expenses* .........................  0.68%       0.70%       0.70%   0.70%    0.70%
   Gross expenses* .......................  0.74%       1.01%       0.95%   1.07%    1.34%
  Portfolio turnover rate ................   170%        118%        185%    265%     201%
--------------------------------------------------------------------------------------------


                                                            CLASS B
                                        9/30/00(B) 9/30/99(B) 9/30/98(B) 9/30/97 9/30/96
-----------------------------------------------------------------------------------------
INCEPTION DATE                              --         --         --        --    3/2/94
Net asset value, beginning of period .....$11.70      $12.01     $11.84   $11.78   $11.90
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income (loss) ...........  0.57        0.48       0.58     0.61     0.56
  Net realized and unrealized
   gains (losses) on investments ......... (0.01)(j)   (0.26)      0.20     0.06    (0.05)
-----------------------------------------------------------------------------------------
TOTAL INCOME FROM INVESTMENT OPERATIONS ..  0.56        0.22       0.78     0.67     0.51
-----------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income ..................  0.59        0.48       0.59     0.60     0.57
  Net realized gains .....................  0.01        0.05       0.02     0.01     0.06
-----------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS ......................  0.60        0.53       0.61     0.61     0.63
-----------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD ...........$11.66      $11.70     $12.01   $11.84   $11.78
-----------------------------------------------------------------------------------------
TOTAL RETURN (A) ......................... 4.95%       1.91%      6.83%    5.84%    4.35%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (in thousands) ........................  $347        $641       $895   $1,031     $145
  Ratios to average net assets:
   Net investment income (loss)* ......... 4.94%       4.10%      4.87%    4.84%    4.67%
   Net expenses* ......................... 1.28%       1.30%      1.30%    1.30%    1.30%
   Gross expenses* ....................... 1.35%       1.61%      1.88%    7.77%    3.35%
  Portfolio turnover rate ................  170%        118%       185%     265%     201%
-----------------------------------------------------------------------------------------


                                         CLASS C
                                       (LEVEL LOAD)                  CLASS Y(D)
                                        9/30/00(B)   9/30/00(B)  9/30/99(B) 9/30/98(B) 9/30/97 9/30/96
--------------------------------------------------------------------------------------------------------
INCEPTION DATE                            9/30/99         --          --        --        --    3/2/94
Net asset value, beginning of period ..... $11.70     $11.71      $12.01      $11.85   $11.78   $11.90
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income (loss) ...........   0.56       0.74        0.58        0.68     0.70     0.66
  Net realized and unrealized
   gains (losses) on investments .........  (0.02)(j)  (0.08)(j)   (0.25)       0.19     0.08    (0.05)
--------------------------------------------------------------------------------------------------------
TOTAL INCOME FROM INVESTMENT OPERATIONS ..   0.54       0.66        0.33        0.87     0.78     0.61
--------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income ..................   0.57       0.69        0.58        0.69     0.70     0.67
  Net realized gains .....................   0.01       0.01        0.05        0.02     0.01     0.06
--------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS ......................   0.58       0.70        0.63        0.71     0.71     0.73
--------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD ........... $11.66     $11.67      $11.71      $12.01   $11.85   $11.78
--------------------------------------------------------------------------------------------------------
TOTAL RETURN (A) .........................  4.80%      5.85%       2.87%       7.65%    6.83%    5.24%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (in thousands) ........................   $121    $49,358      $3,140      $9,444   $7,717   $7,786
  Ratios to average net assets:
   Net investment income (loss)* .........  4.93%      6.34%       4.91%       5.74%    5.80%    5.54%
   Net expenses* .........................  1.43%      0.42%       0.45%       0.45%    0.45%    0.45%
   Gross expenses* .......................  1.48%      0.42%       0.76%       0.68%    0.68%    0.83%
  Portfolio turnover rate ................   170%       170%        118%        185%     265%     201%



----------
See Notes to Financial Highlights and Notes to Financial Statements.

                                                            FINANCIAL HIGHLIGHTS
   SELECTED DATA BASED ON A SHARE OUTSTANDING THROUGHOUT THE PERIOD(S) INDICATED

                                      GE TAX-EXEMPT FUND
------------------------------------------------------------------------------------------------

                                                               CLASS A
                                        9/30/00(B) 9/30/99(B,C) 9/30/98(B) 9/30/97(E) 10/31/96
------------------------------------------------------------------------------------------------
INCEPTION DATE                                 --          --         --         --     9/8/93
Net asset value, beginning of period ..... $11.14       $11.83     $11.63    $11.42     $11.31
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income (loss) ...........   0.53         0.49       0.51      0.53       0.62
  Net realized and unrealized
   gains (losses) on investments .........   0.02        (0.69)      0.20      0.22       0.05
------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
  INVESTMENT OPERATIONS ..................   0.55        (0.20)      0.71      0.75       0.67
------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income ..................   0.53         0.49       0.51      0.54       0.56
  Net realized gains .....................  --           --         --        --         --
------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS ......................   0.53         0.49       0.51      0.54       0.56
------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD ........... $11.16       $11.14     $11.83    $11.63     $11.42
------------------------------------------------------------------------------------------------
TOTAL RETURN (A) .........................  5.12%       (1.84%)     6.33%     6.77%      6.13%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (in thousands) ........................$19,543      $22,228     $5,730   $16,542    $16,169
  Ratios to average net assets:
   Net investment income (loss)* .........  4.81%        4.28%      4.32%     5.01%      5.42%
   Net expenses* .........................  0.85%        1.08%      1.10%     0.35%      0.00%
   Gross expenses* .......................  0.99%        1.21%      1.23%     1.57%      1.52%
  Portfolio turnover rate ................    45%          48%        74%       13%         6%
------------------------------------------------------------------------------------------------


                                                                   CLASS B
                                          9/30/00(B) 9/30/99(B) 9/30/98(B) 9/30/97(E) 10/31/96
-----------------------------------------------------------------------------------------------
INCEPTION DATE                                 --         --         --         --      9/8/93
Net asset value, beginning of period .....   $11.13    $11.83      $11.63   $11.44      $11.32
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income (loss) ...........     0.45      0.43        0.44     0.51        0.62
  Net realized and unrealized
   gains (losses) on investments .........     0.03     (0.70)       0.21     0.21        0.06
-----------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
  INVESTMENT OPERATIONS ..................     0.48     (0.27)       0.65     0.72        0.68
-----------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income ..................     0.45      0.43        0.45     0.53        0.56
  Net realized gains .....................    --        --          --       --          --
-----------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS ......................     0.45      0.43        0.45     0.53        0.56
-----------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD ...........   $11.16    $11.13      $11.83   $11.63      $11.44
-----------------------------------------------------------------------------------------------
TOTAL RETURN (A) .........................    4.43%    (2.34%)      5.68%    6.46%       6.12%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (in thousands) ........................   $5,397    $7,269      $8,905  $10,133      $9,184
  Ratios to average net assets:
   Net investment income (loss)* .........    4.07%     3.72%       3.81%    4.79%       5.43%
   Net expenses* .........................    1.60%     1.60%       1.60%    0.57%       0.00%
   Gross expenses* .......................    1.74%     1.75%       1.71%    2.32%       2.26%
  Portfolio turnover rate ................      45%       48%         74%      13%          6%
-----------------------------------------------------------------------------------------------


                                     CLASS C (LEVEL LOAD)                        CLASS Y(D)
                                          9/30/00(B)     9/30/00(B)      9/30/99(B)     9/30/98(B)        9/30/97
-------------------------------------------------------------------------------------------------------------------
INCEPTION DATE                              9/30/99           --              --             --            9/26/97
Net asset value, beginning of period .....    $11.13          $11.58         $12.30          $12.10          $12.09
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss) ...........      0.44            0.58           0.57            0.58            0.02
  Net realized and unrealized gains
   (losses) on investments ...............      0.04            0.03          (0.72)           0.27             --
-------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM INVESTMENT OPERATIONS  0.48            0.61          (0.15)           0.85            0.02
-------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income ..................      0.45            0.58           0.57            0.65            0.01
  Net realized gains .....................      --               --              --              --              --
-------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS ......................      0.45            0.58           0.57            0.65            0.01
-------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD ...........    $11.16          $11.61         $11.58          $12.30          $12.10
-------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (A) .........................     4.43%           5.47%         (1.37%)          7.30%           0.11%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (in thousands)      $105            $25             $24             $24          $3,216
  Ratios to average net assets:
   Net investment income (loss)* .........     4.06%           5.07%          4.72%           4.74%           4.31%
   Net expenses* .........................     1.60%           0.59%          0.59%           0.60%           0.54%
   Gross expenses* .......................     1.73%           0.73%          0.74%           1.25%           0.56%
  Portfolio turnover rate ................       45%             45%            48%             74%             13%


---------
See Notes to Financial Highlights and Notes to Financial Statements.

                                                            FINANCIAL HIGHLIGHTS
   SELECTED DATA BASED ON A SHARE OUTSTANDING THROUGHOUT THE PERIOD(S) INDICATED

                                                GE HIGH YIELD FUND
------------------------------------------------------------------------------------------------------------------------------------

                                                        CLASS A                 CLASS B    CLASS C (LEVEL LOAD)   CLASS Y(D)
                                               9/30/00(B) 9/30/99(B,C)   9/30/00(B) 9/30/99(B)   9/30/00(B)   9/30/00(B) 9/30/99(B)
------------------------------------------------------------------------------------------------------------------------------------
INCEPTION DATE                                       --      12/31/98          --      12/31/98     9/30/99        --     12/31/98
Net asset value, beginning of period .....          $9.53      $10.00        $9.53       $10.00       $9.53       $9.53     $10.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income (loss) ...........           0.80        0.55         0.73         0.48        0.73        0.82       0.55
  Net realized and unrealized
    gains (losses) on investments ........          (0.83)      (0.49)       (0.83)       (0.48)      (0.83)      (0.83)     (0.48)
------------------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM INVESTMENT OPERATIONS      (0.03)       0.06        (0.10)         --        (0.10)      (0.01)      0.07
------------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income ..................           0.80        0.53         0.73         0.47        0.73        0.82       0.54
  Net realized gains .....................             --          --           --           --          --          --         --
------------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS ......................           0.80        0.53         0.73         0.47        0.73        0.82       0.54
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD ...........          $8.70       $9.53        $8.70        $9.53       $8.70       $8.70      $9.53
------------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (A) .........................         (0.52%)      0.53%       (1.25%)      (0.03%)     (1.27%)     (0.26%)     0.71%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (in thousands)         $6,999      $1,931       $1,082         $154      $1,019     $22,923    $20,126
  Ratios to average net assets:
   Net investment income (loss)* .........          8.64%       7.57%        7.93%        6.53%       7.90%       8.79%      7.49%
   Expenses* .............................          0.97%       0.89%        1.72%        1.70%       1.72%       0.71%      0.70%
   Gross expenses* .......................          1.01%       1.16%        1.76%        2.05%       1.76%       0.77%      0.98%
  Portfolio turnover rate ................            35%         27%          35%          27%         35%         35%        27%
------------------------------------------------------------------------------------------------------------------------------------



---------
See Notes to Financial Highlights and Notes to Financial Statements.

                                                            FINANCIAL HIGHLIGHTS
   SELECTED DATA BASED ON A SHARE OUTSTANDING THROUGHOUT THE PERIOD(S) INDICATED

                               GE STRATEGIC INVESTMENT FUND
---------------------------------------------------------------------------------------------

                                                            CLASS A
                                       9/30/00(B) 9/30/99(B,C) 9/30/98(B)  9/30/97  9/30/96
---------------------------------------------------------------------------------------------
INCEPTION DATE                                 --          --         --        --   1/5/93
Net asset value, beginning of period ..... $25.04      $24.15      $24.11   $20.38   $18.46
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income (loss) ...........   0.64        0.55        0.61     0.59     0.54
  Net realized and unrealized
    gains (losses) on investments ........   2.69        2.98        0.73     3.88     1.92
---------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
  INVESTMENT OPERATIONS ..................   3.33        3.53        1.34     4.47     2.46
---------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income ..................   0.50        0.56        0.52     0.49     0.46
  Net realized gains .....................   1.01        2.08        0.78     0.25     0.08
---------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS ......................   1.51        2.64        1.30     0.74     0.54
---------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD ........... $26.86      $25.04      $24.15   $24.11   $20.38
---------------------------------------------------------------------------------------------
TOTAL RETURN (A) ......................... 13.78%      15.28%       5.88%   22.45%   13.58%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (in thousands) .......................$128,847    $107,034     $49,540  $40,516  $26,467
  Ratios to average net assets:
   Net investment income (loss)* .........  2.44%       2.17%       2.49%    2.66%    2.81%
   Net expenses* .........................  0.84%       0.87%       0.85%    0.90%    0.90%
   Gross expenses* .......................  0.84%       0.87%       0.85%    0.94%    1.05%
  Portfolio turnover rate ................   103%        109%        119%     106%      93%
---------------------------------------------------------------------------------------------


                                                           CLASS B
                                          9/30/00(B) 9/30/99(B) 9/30/98(B)  9/30/97  9/30/96
----------------------------------------------------------------------------------------------
INCEPTION DATE                                 --        --        --           --  12/22/93
Net asset value, beginning of period .....   $24.45     $23.65      $23.70   $20.04   $18.26
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income (loss) ...........     0.43       0.35        0.42     0.42     0.41
  Net realized and unrealized
    gains (losses) on investments ........     2.63       2.93        0.69     3.82     1.87
----------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
  INVESTMENT OPERATIONS ..................     3.06       3.28        1.11     4.24     2.28
----------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income ..................     0.37       0.40        0.38     0.33     0.42
  Net realized gains .....................     1.01       2.08        0.78     0.25     0.08
----------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS ......................     1.38       2.48        1.16     0.58     0.50
----------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD ...........   $26.13     $24.45      $23.65   $23.70   $20.04
----------------------------------------------------------------------------------------------
TOTAL RETURN (A) .........................   12.94%     14.44%       4.91%   21.57%   12.73%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (in thousands) ........................  $21,225    $16,372     $11,158   $5,685   $3,701
  Ratios to average net assets:
   Net investment income (loss)* .........    1.69%      1.44%       1.72%    1.92%    2.11%
   Net expenses* .........................    1.59%      1.62%       1.63%    1.65%    1.65%
   Gross expenses* .......................    1.59%      1.62%       1.63%    1.93%    2.10%
  Portfolio turnover rate ................     103%       109%        119%     106%      93%
----------------------------------------------------------------------------------------------


                                         CLASS C
                                       (LEVEL LOAD)                      CLASS Y(D)
                                        9/30/00(B)   9/30/00(B) 9/30/99(B) 9/30/98(B) 9/30/97  9/30/96
-------------------------------------------------------------------------------------------------------
INCEPTION DATE                            9/30/99         --         --         --       --   11/29/93
Net asset value, beginning of period ..... $24.45       $25.10     $24.20    $24.16   $20.44   $18.49
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income (loss) ...........   0.46         0.70       0.61      0.67     0.64     0.63
  Net realized and unrealized
   gains (losses) on investments .........   2.55         2.70       2.99      0.72     3.89     1.90
-------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM INVESTMENT
  OPERATIONS .............................   3.01         3.40       3.60      1.39     4.53     2.53
-------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income ..................   0.54         0.57       0.62      0.57     0.56     0.50
  Net realized gains .....................   1.01         1.01       2.08      0.78     0.25     0.08
-------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS ......................   1.55         1.58       2.70      1.35     0.81     0.58
-------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD ........... $25.91       $26.92     $25.10    $24.20   $24.16   $20.44
-------------------------------------------------------------------------------------------------------
TOTAL RETURN (A) ......................... 12.76%       14.06%     15.56%     6.10%   22.76%   13.95%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (in thousands) ........................ $2,271      $70,334    $62,714   $51,802  $37,924  $36,162
  Ratios to average net assets:
   Net investment income (loss)* .........  1.80%        2.69%      2.41%     2.70%    2.90%    3.16%
   Net expenses* .........................  1.59%        0.59%      0.62%     0.64%    0.65%    0.58%
   Gross expenses* .......................  1.59%        0.59%      0.62%     0.64%    0.65%    0.59%
  Portfolio turnover rate ................   103%         103%       109%      119%     106%      93%


---------
See Notes to Financial Highlights and Notes to Financial Statements.

                                                            FINANCIAL HIGHLIGHTS
   SELECTED DATA BASED ON A SHARE OUTSTANDING THROUGHOUT THE PERIOD(S) INDICATED

                                               GE MONEY MARKET FUND
--------------------------------------------------------------------------------------------------------------

                                                                            CLASS A
                                                  9/30/00(B)   9/30/99(B) 9/30/98(B)      9/30/97     9/30/96
--------------------------------------------------------------------------------------------------------------
INCEPTION DATE                                         --           --          --           --       1/5/93
Net asset value, beginning of period .....             $1.00        $1.00       $1.00       $1.00       $1.00
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss) ...........              0.06         0.05        0.05        0.05        0.05
  Net realized and unrealized gains
   on investments ........................              --            --           --          --          --
--------------------------------------------------------------------------------------------------------------
TOTAL INCOME FROM INVESTMENT OPERATIONS ..              0.06         0.05        0.05        0.05        0.05
--------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income ..................              0.06         0.05        0.05        0.05        0.05
  Net realized gains .....................              --            --           --          --          --
--------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS ......................              0.06         0.05        0.05        0.05        0.05
--------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD ...........             $1.00        $1.00       $1.00       $1.00       $1.00
--------------------------------------------------------------------------------------------------------------
TOTAL RETURN (A) .........................             5.81%        4.68%       5.23%       5.14%       5.18%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (in thousands)          $268,886     $196,155    $153,665    $114,030     $85,842
  Ratios to average net assets:
   Net investment income (loss)* .........             5.69%        4.58%       5.11%       5.04%       5.06%
   Net expenses* .........................             0.50%        0.49%       0.50%       0.47%       0.45%
   Gross expenses* .......................             0.50%        0.50%       0.52%       0.56%       0.66%
--------------------------------------------------------------------------------------------------------------




-----------
See Notes to Financial Highlights and Notes to Financial Statements.

                                                   NOTES TO FINANCIAL HIGHLIGHTS

(A) TOTAL RETURNS ARE HISTORICAL AND ASSUME CHANGES IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS, AND ASSUME NO SALES CHARGE. HAD THE ADVISOR NOT ABSORBED A PORTION OF EXPENSES, TOTAL RETURNS WOULD HAVE BEEN LOWER. PERIODS LESS THAN ONE YEAR ARE NOT ANNUALIZED.

(B)  PER SHARE DATA IS BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.

(C) EFFECTIVE AS OF THE CLOSE OF BUSINESS SEPTEMBER 17, 1999, CLASS C SHARES OF GE FUNDS WERE COMBINED WITH CLASS A SHARES. THE CURRENT YEAR AND PRIOR YEARS' PER SHARE INFORMATION, TOTAL RETURN, AND RATIOS/SUPPLEMENTAL DATA REFLECT THE RELEVANT INFORMATION OF THE PREDECESSOR CLASS C SHARES FOR ALL FUNDS EXCEPT FOR THE GE VALUE EQUITY FUND, GE MID-CAP GROWTH FUND, GE GOVERNMENT SECURITIES FUND AND GE TAX-EXEMPT FUND WHERE THE RELEVANT INFORMATION FOR CLASS A SHARES WERE RETAINED. ALSO SEE NOTE 10 OF NOTES TO FINANCIAL STATEMENTS.


(D) EFFECTIVE AS OF THE CLOSE OF BUSINESS SEPTEMBER 17, 1999, CLASS D SHARES WERE RENAMED CLASS Y SHARES.

(E)  FOR THE PERIOD NOVEMBER 1, 1996 (INCEPTION) THROUGH SEPTEMBER 30, 1997.

(F)  FOR THE PERIOD APRIL 28, 2000 (INCEPTION) THROUGH SEPTEMBER 30, 2000.

(G)  LESS THAN $0.01 PER SHARE.

(H)  FOR THE PERIOD JANUARY 5, 1998 (INCEPTION) THROUGH SEPTEMBER 30, 1998.

(I)  FOR THE PERIOD DECEMBER 31, 1998 (INCEPTION) THROUGH SEPTEMBER 30, 1999.

(J) AS A RESULT OF THE TIMING OF PURCHASES AND SALES OF FUND SHARES, PER SHARE AMOUNTS DO NOT ACCORD WITH AGGREGATE AMOUNTS APPEARING IN THE STATEMENTS OF OPERATIONS.

*    ANNUALIZED FOR PERIODS LESS THAN ONE YEAR.

                                                              GE                    GE                  GE                GE
  STATEMENTS OF ASSETS                                       U.S.                  VALUE              MID-CAP           MID-CAP
  AND LIABILITIES SEPTEMBER 30, 2000                        EQUITY                EQUITY              GROWTH         VALUE EQUITY
                                                             FUND                  FUND                FUND              FUND
-----------------------------------------------------------------------------------------------------------------------------------
ASSETS
   Investments in securities, at market (cost $614,392,411;
      $70,146,157; $31,030,142; $12,063,935; $45,283,284;
      $27,377,830; $72,703,407; $74,139,236; $14,719,801;
      $26,019,949; and $174,187,442, respectively)        $752,445,420          $87,875,283        $37,963,910       $12,585,268
   Short-term investments (at amortized cost)               31,555,492            2,781,702          4,534,955         1,205,247
   Cash ..................................                     184,686                   --                 --                --
   Foreign currency (cost $0; $2,015; $0; $0; $0 $0;
      $98,898; $235,907; $170,966; $132,077;
      and $0, respectively) ..............                          --                2,006                 --                --
   Receivable for investments sold .......                  34,076,366            3,071,268            770,385                --
   Income receivables ....................                     647,134               82,267             59,227            18,588
   Receivable for fund shares sold .......                     700,035               96,786             30,646               240
   Variation margin receivable ...........                          --                   --              4,200                --
   Deferred organizational costs .........                          --                   --                 --                --
-----------------------------------------------------------------------------------------------------------------------------------
      TOTAL ASSETS .......................                 819,609,133           93,909,312         43,363,323        13,809,343
-----------------------------------------------------------------------------------------------------------------------------------
LIABILITIES
   Options written, at market*** .........                          --                   --                 --                --
   Distributions payable to shareholders .                      39,715                   --              4,242                --
   Payable for investments purchased .....                   3,618,201              125,607          2,280,835                --
   Payable for fund shares redeemed ......                     796,634              128,000              2,500             7,270
   Payable to GEAM .......................                     354,836               52,211             25,992            12,240
   Variation margin payable ..............                     387,825               28,175                 --                --
   Payable to custodian ..................                          --                   --                 --                --
-----------------------------------------------------------------------------------------------------------------------------------
      TOTAL LIABILITIES ..................                   5,197,211              333,993          2,313,569            19,510
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSETS ...............................                $814,411,922          $93,575,319        $41,049,754       $13,789,833
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
   Capital paid in .......................                 635,305,722           70,226,685         30,230,664        13,131,351
   Undistributed (overdistributed) net investment income     3,333,136               89,374            224,136            59,694
   Accumulated net realized gain (loss) ..                  38,356,636            5,551,456          3,650,436            77,455
   Net unrealized appreciation / (depreciation) on:
      Investments ........................                 138,053,009           17,729,126          6,933,768           521,333
      Futures ............................                    (635,582)             (21,175)            10,750                --
      Written options ....................                          --                   --                 --                --
      Foreign currency related transactions                       (999)                (147)                --                --
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSETS ...............................                $814,411,922          $93,575,319        $41,049,754       $13,789,833
-----------------------------------------------------------------------------------------------------------------------------------
CLASS A: (NOTE 10)
Net assets ...............................                 385,111,142           43,283,446         23,942,279         1,911,225
Shares outstanding ($.001 par value) .....                  11,866,159            3,392,784          1,905,332           180,372
Net asset value per share ................                       32.45                12.76              12.57             10.60
Maximum offering price per share .........                       34.43                13.54              13.34             11.25
CLASS B:
Net assets ...............................                  46,576,663           45,675,415         16,907,536           298,127
Shares outstanding ($.001 par value) .....                   1,487,954            3,685,452          1,444,280            28,390
Net asset value per share* ...............                       31.30                12.39              11.71             10.50
CLASS C (LEVEL LOAD):
Net assets ...............................                   4,811,434              847,474            185,919           590,400
Shares outstanding ($.001 par value) .....                     154,806               68,347             15,883            56,535
Net asset value per share* ...............                       31.08                12.40              11.71             10.44
CLASS Y:
Net assets ...............................                 377,912,683            3,768,984             14,020        10,990,081
Shares outstanding ($.001 par value) .....                  11,669,923              280,960              1,050         1,035,345
Net asset value per share ................                       32.38                13.41              13.35             10.61


                                                                     GE                GE               GE                 GE
  STATEMENTS OF ASSETS                                            SMALL-CAP          S&P 500          GLOBAL          INTERNATIONAL
  AND LIABILITIES SEPTEMBER 30, 2000                            VALUE EQUITY          INDEX           EQUITY             EQUITY
                                                                    FUND             FUND**            FUND               FUND
------------------------------------------------------------------------------------------------------------------------------------
ASSETS
   Investments in securities, at market (cost $614,392,411;
      $70,146,157; $31,030,142; $12,063,935; $45,283,284;
      $27,377,830; $72,703,407; $74,139,236; $14,719,801;
      $26,019,949; and $174,187,442, respectively)              $50,556,242      $27,040,690       $79,159,901        $76,597,105
   Short-term investments (at amortized cost)                     4,570,345        1,494,859         4,005,275          7,451,103
   Cash                                                                  --               --                --              8,908
   Foreign currency (cost $0; $2,015; $0; $0; $0 $0;
      $98,898; $235,907; $170,966; $132,077;
      and $0, respectively) ..............                               --               --            98,037            235,865
   Receivable for investments sold .......                          695,385              267         5,112,973          8,522,414
   Income receivables ....................                           51,347           29,775           159,663            208,258
   Receivable for fund shares sold .......                           27,391            1,192           336,173            552,411
   Variation margin receivable ...........                               --               --                --                 --
   Deferred organizational costs .........                               --               --                --                 --
------------------------------------------------------------------------------------------------------------------------------------
      TOTAL ASSETS .......................                       55,900,710       28,566,783        88,872,022         93,576,064
------------------------------------------------------------------------------------------------------------------------------------
LIABILITIES
   Options written, at market*** .........                           13,950               --                --                 --
   Distributions payable to shareholders .                               --               --                --                 --
   Payable for investments purchased .....                        3,602,025               --         4,748,170         10,667,244
   Payable for fund shares redeemed ......                           80,142               --           640,497          2,206,991
   Payable to GEAM .......................                           31,288           10,713            82,598             67,985
   Variation margin payable ..............                               --           22,300                --                 --
   Payable to custodian ..................                               --               --            95,895                 --
------------------------------------------------------------------------------------------------------------------------------------
      TOTAL LIABILITIES ..................                        3,727,405           33,013         5,567,160         12,942,220
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS ...............................                      $52,173,305      $28,533,770       $83,304,862        $80,633,844
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
   Capital paid in .......................                       45,220,819       28,767,720        64,195,398         71,320,873
   Undistributed (overdistributed) net investment income            141,453          136,090            42,236             77,830
   Accumulated net realized gain (loss) ..                        1,535,823           37,050        12,611,976          6,776,653
   Net unrealized appreciation / (depreciation) on:
      Investments ........................                        5,272,958         (337,140)        6,456,494          2,457,869
      Futures ............................                               --          (69,950)               --                 --
      Written options ....................                            2,252               --                --                 --
      Foreign currency related transactions                              --               --            (1,242)               619
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS ...............................                      $52,173,305      $28,533,770       $83,304,862        $80,633,844
------------------------------------------------------------------------------------------------------------------------------------
CLASS A: (NOTE 10)
Net assets ...............................                       29,227,618       28,533,770        49,783,969         40,281,827
Shares outstanding ($.001 par value) .....                        2,149,387        2,870,622         1,831,923          2,093,439
Net asset value per share ................                            13.60             9.94             27.18              19.24
Maximum offering price per share .........                            14.43               --             28.84              20.41
CLASS B:
Net assets ...............................                       11,852,763               --         2,384,270          1,828,445
Shares outstanding ($.001 par value) .....                          884,127               --            92,052             99,572
Net asset value per share* ...............                            13.41               --             25.90              18.36
CLASS C (LEVEL LOAD):
Net assets ...............................                          159,385               --           180,423            282,531
Shares outstanding ($.001 par value) .....                           11,888               --             6,966             15,381
Net asset value per share* ...............                            13.41               --             25.90              18.37
CLASS Y:
Net assets ...............................                       10,933,539               --        30,956,200         38,241,041
Shares outstanding ($.001 par value) .....                          800,301               --         1,137,065          1,969,066
Net asset value per share ................                            13.66               --             27.22              19.42


                                                                      GE                  GE                   GE
  STATEMENTS OF ASSETS                                              EUROPE             EMERGING          PREMIER GROWTH
  AND LIABILITIES SEPTEMBER 30, 2000                                EQUITY              MARKETS              EQUITY
                                                                     FUND                FUND                 FUND
-----------------------------------------------------------------------------------------------------------------------
ASSETS
   Investments in securities, at market (cost $614,392,411;
      $70,146,157; $31,030,142; $12,063,935; $45,283,284;
      $27,377,830; $72,703,407; $74,139,236; $14,719,801;
      $26,019,949; and $174,187,442, respectively)              $15,355,377         $25,660,058           $196,886,644
   Short-term investments (at amortized cost)                       636,774           1,411,633              9,436,071
   Cash                                                                  --                  --                 23,086
   Foreign currency (cost $0; $2,015; $0; $0; $0 $0;
      $98,898; $235,907; $170,966; $132,077;
      and $0, respectively) ..............                          171,461             131,090                     --
   Receivable for investments sold .......                        2,369,809             225,563                     --
   Income receivables ....................                           44,576              17,378                125,928
   Receivable for fund shares sold .......                            1,808              96,532                298,462
   Variation margin receivable ...........                               --                  --                     --
   Deferred organizational costs .........                               --                  --                  3,201
-----------------------------------------------------------------------------------------------------------------------
      TOTAL ASSETS .......................                       18,579,805          27,542,254            206,773,392
-----------------------------------------------------------------------------------------------------------------------
LIABILITIES
   Options written, at market*** .........                               --                  --                     --
   Distributions payable to shareholders .                               --                  --                 24,038
   Payable for investments purchased .....                        2,076,658             176,330                     --
   Payable for fund shares redeemed ......                               --               1,150                320,678
   Payable to GEAM .......................                           17,270              32,012                138,331
   Variation margin payable ..............                               --                  --                 16,725
   Payable to custodian ..................                               --                  --                     --
-----------------------------------------------------------------------------------------------------------------------
      TOTAL LIABILITIES ..................                        2,093,928             209,492                499,772
-----------------------------------------------------------------------------------------------------------------------
NET ASSETS ...............................                      $16,485,877         $27,332,762           $206,273,620
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
   Capital paid in .......................                       13,673,282          25,009,975            173,447,167
   Undistributed (overdistributed) net investment income             13,292              44,146                454,018
   Accumulated net realized gain (loss) ..                        2,162,968           2,639,598              9,677,883
   Net unrealized appreciation / (depreciation) on:
      Investments ........................                          635,576            (359,891)            22,699,202
      Futures ............................                               --                  --                 (4,650)
      Written options ....................                               --                  --                     --
      Foreign currency related transactions                             759              (1,066)                    --
-----------------------------------------------------------------------------------------------------------------------
NET ASSETS ...............................                      $16,485,877         $27,332,762           $206,273,620
-----------------------------------------------------------------------------------------------------------------------
CLASS A: (NOTE 10)
Net assets ...............................                        2,989,354           9,071,101            128,254,652
Shares outstanding ($.001 par value) .....                          236,645             625,350              4,087,474
Net asset value per share ................                            12.63               14.51                  31.38
Maximum offering price per share .........                            13.40               15.40                  33.29
CLASS B:
Net assets ...............................                          350,256             659,160             41,795,419
Shares outstanding ($.001 par value) .....                           27,946              46,028              1,368,093
Net asset value per share* ...............                            12.53               14.32                  30.55
CLASS C (LEVEL LOAD):
Net assets ...............................                          176,379             136,986              3,134,386
Shares outstanding ($.001 par value) .....                           14,132               9,569                102,606
Net asset value per share* ...............                            12.48               14.32                  30.55
CLASS Y:
Net assets ...............................                       12,969,888          17,465,515             33,089,163
Shares outstanding ($.001 par value) .....                        1,023,740           1,198,732              1,047,840
Net asset value per share ................                            12.67               14.57                  31.58



  *Redemption price per share is equal to net asset value per share less any applicable contingent deferred sales charge.
 **GE Money Market Fund and GE S&P 500 Index Fund are no load funds offering only one class of shares to all investors.
***Premiums received for the GE Small-Cap Value Equity Fund were $16,202.



----------
See Notes to Financial Statements.



                                    118 & 119

                                                                    GE               GE                GE                 GE
STATEMENTS OF ASSETS                                              PREMIER          PREMIER           PREMIER             FIXED
AND LIABILITIES SEPTEMBER 30, 2000                               RESEARCH       INTERNATIONAL         VALUE             INCOME
                                                                EQUITY FUND      EQUITY FUND       EQUITY FUND           FUND
----------------------------------------------------------------------------------------------------------------------------------
ASSETS
   Investments in securities, at market (cost $12,927,618;
      $11,623,367; $11,529,920; $173,498,762;
      $258,358,398; $80,333,335; $24,757,718;
      $32,671,896; $179,484,792; and $0, respectively.)          $12,626,479     $10,535,167      $12,740,264      $172,934,229
   Short-term investments (at amortized cost)                        240,618         479,112          566,163        30,624,255
   Cash                                                                   --              --               --                --
   Foreign currency (cost $0; $39,394; $0; $6; $0; $0;
      $0; $0; $71,833; and $0, respectively.)                             --          39,149               --                 5
   Receivable for investments sold .......                           392,949              --          196,350         7,929,350
   Income receivables ....................                             9,537          25,149           20,083         2,017,472
   Receivable for fund shares sold .......                            17,949           6,475            9,824           306,286
   Unrealized gain on forward foreign currency
      contracts ..........................                                --              --               --                --
   Receivable from advisor ...............                                --              --               --                --
----------------------------------------------------------------------------------------------------------------------------------
      TOTAL ASSETS .......................                        13,287,532      11,085,052       13,532,684       213,811,597
----------------------------------------------------------------------------------------------------------------------------------
LIABILITIES
   Distributions payable to shareholders .                                --              --               --           159,512
   Payable upon return of securities loaned                               --              --               --        20,609,087
   Payable for investments purchased .....                           382,681         335,418           91,939        23,936,667
   Payable for fund shares redeemed ......                             5,376              --               --           107,208
   Payable to GEAM .......................                            11,036          11,043            8,994            47,162
   Payable to custodian ..................                                --              --               --         6,607,524
----------------------------------------------------------------------------------------------------------------------------------
      TOTAL LIABILITIES ..................                           399,093         346,461          100,933        51,467,160
----------------------------------------------------------------------------------------------------------------------------------
NET ASSETS ...............................                       $12,888,439     $10,738,591      $13,431,751      $162,344,437
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
   Capital paid in .......................                        13,042,409      12,292,985       12,131,824       168,767,238
   Undistributed (overdistributed) net investment income              19,452         125,330           78,263           499,466
   Accumulated net realized gain (loss) ..                           127,717        (591,200)          11,320        (6,357,733)
   Net unrealized appreciation / (depreciation) on:
      Investments ........................                          (301,139)     (1,088,200)       1,210,344          (564,533)
      Foreign currency related transactions                               --            (324)              --                (1)
----------------------------------------------------------------------------------------------------------------------------------
NET ASSETS ...............................                       $12,888,439     $10,738,591      $13,431,751      $162,344,437
----------------------------------------------------------------------------------------------------------------------------------
CLASS A: (NOTE 10)
Net assets ...............................                        12,415,046      10,339,252       12,978,138       100,744,866
Shares outstanding ($.001 par value) .....                         1,254,339       1,188,760        1,171,141         8,595,964
Net asset value per share ................                              9.90            8.70            11.08             11.72
Maximum offering price per share .........                             10.50            9.23            11.76             12.24
CLASS B:
Net assets ...............................                           255,116         225,282          226,528         2,042,321
Shares outstanding ($.001 par value) .....                            25,852          25,983           20,500           174,178
Net asset value per share* ...............                              9.87            8.67            11.05             11.73
CLASS C (LEVEL LOAD):
Net assets ...............................                           119,138          86,936          116,085           297,881
Shares outstanding ($.001 par value) .....                            12,075          10,027           10,508            25,405
Net asset value per share* ...............                              9.87            8.67            11.05             11.73
CLASS Y:
Net assets ...............................                            99,139          87,121          111,000        59,259,369
Shares outstanding ($.001 par value) .....                            10,006          10,006           10,006         5,058,694
Net asset value per share ................                              9.91            8.71            11.09             11.71


                                                                      GE               GE                                 GE
STATEMENTS OF ASSETS                                              GOVERNMENT       SHORT-TERM            GE              HIGH
AND LIABILITIES SEPTEMBER 30, 2000                                SECURITIES       GOVERNMENT        TAX-EXEMPT          YIELD
                                                                     FUND             FUND              FUND             FUND
-----------------------------------------------------------------------------------------------------------------------------------
ASSETS
   Investments in securities, at market (cost $12,927,618;
      $11,623,367; $11,529,920; $173,498,762;
      $258,358,398; $80,333,335; $24,757,718;
      $32,671,896; $179,484,792; and $0, respectively.)          $259,987,072       $80,631,858      $24,629,434     $29,048,544
   Short-term investments (at amortized cost)                      56,414,415        13,608,064            1,000       1,359,747
   Cash                                                                32,790                --               --              --
   Foreign currency (cost $0; $39,394; $0; $6; $0; $0;
      $0; $0; $71,833; and $0, respectively.)                              --                --               --              --
   Receivable for investments sold .......                          2,207,432               --                --       1,258,407
   Income receivables ....................                          3,432,015         1,075,629          494,608         731,652
   Receivable for fund shares sold .......                                 --            57,212           21,250             190
   Unrealized gain on forward foreign currency
      contracts ..........................                                 --                --               --          52,037
   Receivable from advisor ...............                                 --            63,352           53,524              --
-----------------------------------------------------------------------------------------------------------------------------------
      TOTAL ASSETS .......................                        322,073,724        95,436,115       25,199,816      32,450,577
-----------------------------------------------------------------------------------------------------------------------------------
LIABILITIES
   Distributions payable to shareholders .                            269,632            67,146           16,116          42,057
   Payable upon return of securities loaned                        75,471,745        18,163,701               --              --
   Payable for investments purchased .....                          6,877,827                --               --         320,514
   Payable for fund shares redeemed ......                            380,504            30,962               --           7,554
   Payable to GEAM .......................                            624,342            25,198           15,222          19,523
   Payable to custodian ..................                             44,965         5,307,314           98,045          36,367
-----------------------------------------------------------------------------------------------------------------------------------
      TOTAL LIABILITIES ..................                         83,669,015        23,594,321          129,383         426,015
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSETS ...............................                       $238,404,709       $71,841,794      $25,070,433     $32,024,562
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
   Capital paid in .......................                        438,907,473        71,843,462       26,026,083      36,020,925
   Undistributed (overdistributed) net investment income              188,734            15,804           76,818         179,355
   Accumulated net realized gain (loss) ..                       (202,320,172)         (315,995)        (904,184)       (603,426)
   Net unrealized appreciation / (depreciation) on:
      Investments ........................                          1,628,674           298,523         (128,284)     (3,623,352)
      Foreign currency related transactions                                --                --               --          51,060
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSETS ...............................                       $238,404,709       $71,841,794      $25,070,433     $32,024,562
-----------------------------------------------------------------------------------------------------------------------------------
CLASS A: (NOTE 10)
Net assets ...............................                        102,906,591        22,015,574       19,543,220       6,999,319
Shares outstanding ($.001 par value) .....                         12,774,933         1,885,277        1,750,408         804,422
Net asset value per share ................                               8.06             11.68            11.16            8.70
Maximum offering price per share .........                               8.42             11.98            11.66            9.09
CLASS B:
Net assets ...............................                        135,488,308           347,259        5,397,124       1,082,411
Shares outstanding ($.001 par value) .....                         16,679,835            29,775          483,496         124,389
Net asset value per share* ...............                               8.12             11.66            11.16            8.70
CLASS C (LEVEL LOAD):
Net assets ...............................                              9,810           120,852          104,971       1,019,452
Shares outstanding ($.001 par value) .....                              1,205            10,361            9,409         117,114
Net asset value per share* ...............                               8.14             11.66            11.16            8.70
CLASS Y:
Net assets ...............................                                 --        49,358,109           25,118      22,923,380
Shares outstanding ($.001 par value) .....                                 --         4,227,954            2,164       2,634,269
Net asset value per share ................                                 --             11.67            11.61            8.70


                                                                      GE                     GE
STATEMENTS OF ASSETS                                               STRATEGIC                MONEY
AND LIABILITIES SEPTEMBER 30, 2000                                 INVESTMENT              MARKET
                                                                      FUND                 FUND**
--------------------------------------------------------------------------------------------------
ASSETS
   Investments in securities, at market (cost $12,927,618;
      $11,623,367; $11,529,920; $173,498,762;
      $258,358,398; $80,333,335; $24,757,718;
      $32,671,896; $179,484,792; and $0, respectively.)           $212,352,345   $             --
   Short-term investments (at amortized cost)                       14,312,138        266,075,020
   Cash                                                                  3,968                 --
   Foreign currency (cost $0; $39,394; $0; $6; $0; $0;
      $0; $0; $71,833; and $0, respectively.)                           72,118                 --
   Receivable for investments sold .......                           3,339,071                 --
   Income receivables ....................                           1,107,746            967,322
   Receivable for fund shares sold .......                             484,047          3,112,380
   Unrealized gain on forward foreign currency
      contracts ..........................                                  --                 --
   Receivable from advisor ...............                                  --                 --
--------------------------------------------------------------------------------------------------
      TOTAL ASSETS .......................                         231,671,433        270,154,722
--------------------------------------------------------------------------------------------------
LIABILITIES
   Distributions payable to shareholders .                                  --            223,143
   Payable upon return of securities loaned                                 --                 --
   Payable for investments purchased .....                           8,767,075                 --
   Payable for fund shares redeemed ......                              52,459            891,183
   Payable to GEAM .......................                              97,944            103,751
   Payable to custodian ..................                              77,430             50,779
--------------------------------------------------------------------------------------------------
      TOTAL LIABILITIES ..................                           8,994,908          1,268,856
--------------------------------------------------------------------------------------------------
NET ASSETS ...............................                        $222,676,525       $268,885,866
--------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
   Capital paid in .......................                         171,613,088        268,835,714
   Undistributed (overdistributed) net investment income             4,181,549             58,994
   Accumulated net realized gain (loss) ..                          14,017,739             (8,842)
   Net unrealized appreciation / (depreciation) on:
      Investments ........................                          32,867,553                 --
      Foreign currency related transactions                             (3,404)                --
--------------------------------------------------------------------------------------------------
NET ASSETS ...............................                        $222,676,525       $268,885,866
--------------------------------------------------------------------------------------------------
CLASS A: (NOTE 10)
Net assets ...............................                         128,847,392        268,885,866
Shares outstanding ($.001 par value) .....                           4,796,630        268,897,132
Net asset value per share ................                               26.86               1.00
Maximum offering price per share .........                               28.50                 --
CLASS B:
Net assets ...............................                          21,224,595                 --
Shares outstanding ($.001 par value) .....                             812,316                 --
Net asset value per share* ...............                               26.13                 --
CLASS C (LEVEL LOAD):
Net assets ...............................                           2,270,885                 --
Shares outstanding ($.001 par value) .....                              87,657                 --
Net asset value per share* ...............                               25.91                 --
CLASS Y:
Net assets ...............................                          70,333,653                 --
Shares outstanding ($.001 par value) .....                           2,612,586                 --
Net asset value per share ................                               26.92                 --



 *Redemption price per share is equal to net asset value per share less any applicable contingent deferred sales charge.
**GE Money Market Fund and GE S&P 500 Index Fund are no load funds offering only one class of shares to all investors.



-----------
See Notes to Financial Statements.



                                    120 & 121

                                                              GE             GE              GE                GE
  STATEMENTS OF OPERATIONS                                   U.S.           VALUE          MID-CAP           MID-CAP
  FOR THE PERIOD ENDED SEPTEMBER 30, 2000                   EQUITY         EQUITY          GROWTH         VALUE EQUITY
                                                             FUND           FUND            FUND              FUND
-------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
   INCOME:
      Dividends ..........................             $  8,896,420     $1,186,330      $  222,098      $   176,048
      Interest ...........................                1,378,319        151,446         275,010           49,509
      Less: Foreign taxes withheld .......                  (44,342)        (5,767)         (1,604)            (994)
-------------------------------------------------------------------------------------------------------------------------
   TOTAL INCOME ..........................               10,230,397      1,332,009         495,504          224,563
-------------------------------------------------------------------------------------------------------------------------
   EXPENSES:
      Advisory and administration fees ...                3,180,319        507,952         236,178          100,839
      Distribution fees (Notes 4 & 10)
         Class A .........................                  920,044         94,866          50,311            3,708
         Class B .........................                  449,214        509,877         187,197            2,452
         Class C .........................                   34,161          5,720           1,165            2,844
      Blue Sky fees ......................                   48,616         37,936          36,772           21,825
      Transfer agent fees ................                  692,563        119,828          89,546            4,911
      Trustees' fees .....................                   25,195          2,961           1,237              392
      Custody and accounting expenses ....                  288,975         33,947          14,193            4,480
      Professional fees ..................                  220,610         25,916          10,834            3,418
      Registration expenses ..............                   29,298          3,440           1,438              454
      Amortization of deferred organization expense              --             --              --               --
      Other expenses .....................                   96,388         11,325           4,732            1,493
-------------------------------------------------------------------------------------------------------------------------
   TOTAL EXPENSES BEFORE WAIVER ..........                5,985,383      1,353,768         633,603          146,816
      Less: Expenses waived or borne
         by the adviser ..................                       --             --         (40,663)         (15,450)
-------------------------------------------------------------------------------------------------------------------------
      Net expenses .......................                5,985,383      1,353,768         592,940          131,366
-------------------------------------------------------------------------------------------------------------------------
   NET INVESTMENT INCOME (LOSS) ..........                4,245,014        (21,759)        (97,436)          93,197
-------------------------------------------------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS
      REALIZED GAIN (LOSS) ON:
         Investments .....................               58,894,325      6,612,063       5,707,415          199,528
         Futures .........................                  (94,347)       198,902        (115,905)              --
         Written options .................                       --             --              --               --
         Foreign currency related transactions                  253           (216)             --               --

      INCREASE (DECREASE) IN UNREALIZED APPRECIATION/
         DEPRECIATION ON:
         Investments .....................               25,829,604      2,127,567       5,572,811          723,095
         Futures .........................                   57,423         71,750          10,750               --
         Written options .................                       --             --              --               --
         Foreign currency related transactions                 (745)          (129)             --               --
-------------------------------------------------------------------------------------------------------------------------
      Net realized and unrealized gain (loss)
         on investments ..................               84,686,513      9,009,937      11,175,071          922,623
-------------------------------------------------------------------------------------------------------------------------
   NET INCREASE (DECREASE) IN NET ASSETS
      RESULTING FROM OPERATIONS ..........              $88,931,527     $8,988,178     $11,077,635       $1,015,820
-------------------------------------------------------------------------------------------------------------------------


                                                                 GE               GE               GE                GE
  STATEMENTS OF OPERATIONS                                    SMALL-CAP         S&P 500          GLOBAL         INTERNATIONAL
  FOR THE PERIOD ENDED SEPTEMBER 30, 2000                   VALUE EQUITY         INDEX           EQUITY            EQUITY
                                                                FUND             FUND*            FUND              FUND
-------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
   INCOME:
      Dividends .................................          $   291,228       $  123,395        $1,090,103      $1,353,702
      Interest ..................................              158,718           52,042           218,398         170,609
      Less: Foreign taxes withheld ..............                   --           (1,093)         (133,882)       (200,001)
-------------------------------------------------------------------------------------------------------------------------------
   TOTAL INCOME .................................              449,946          174,344         1,174,619       1,324,310
-------------------------------------------------------------------------------------------------------------------------------
   EXPENSES:
      Advisory and administration fees ..........              278,919           33,171           617,020         610,732
      Distribution fees (Notes 4 & 10)
         Class A ................................               57,738               --           124,835         100,837
         Class B ................................              105,450               --            21,990          19,473
         Class C ................................                1,112               --             1,321           2,020
      Blue Sky fees .............................               21,825           20,000            35,561          36,190
      Transfer agent fees .......................               19,138           40,000           159,805         122,819
      Trustees' fees ............................                  831              721             2,269           2,013
      Custody and accounting expenses ...........                9,523           12,096            26,023          23,080
      Professional fees .........................                7,269            7,107            19,866          17,623
      Registration expenses .....................                  966            1,008             2,639           2,339
      Amortization of deferred organization expense                 --               --                --              --
      Other expenses ............................                3,177            2,758             8,682           7,700
-------------------------------------------------------------------------------------------------------------------------------
   TOTAL EXPENSES BEFORE WAIVER .................              505,948          116,861         1,020,011         944,826
      Less: Expenses waived or borne
         by the adviser .........................               (2,649)         (67,104)               --              --
-------------------------------------------------------------------------------------------------------------------------------
      Net expenses ..............................              503,299           49,757         1,020,011         944,826
-------------------------------------------------------------------------------------------------------------------------------
   NET INVESTMENT INCOME (LOSS) .................              (53,353)         124,587           154,608         379,484
-------------------------------------------------------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS
      REALIZED GAIN (LOSS) ON:
         Investments ............................            2,201,311           (1,130)       12,817,851       7,066,106
         Futures ................................                   --           38,180                --              --
         Written options ........................              303,603               --                --              --
         Foreign currency related transactions ..                   --               --          (140,375)        (77,120)

      INCREASE (DECREASE) IN UNREALIZED APPRECIATION/
         DEPRECIATION ON:
         Investments ............................            4,643,417         (337,140)       (3,773,714)     (2,872,570)
         Futures ................................                   --          (69,950)               --              --
         Written options ........................                2,252               --                --              --
         Foreign currency related transactions ..                   --               --            12,877          (5,274)
-------------------------------------------------------------------------------------------------------------------------------
      Net realized and unrealized gain (loss)
         on investments .........................            7,150,583         (370,040)        8,916,639       4,111,142
-------------------------------------------------------------------------------------------------------------------------------
   NET INCREASE (DECREASE) IN NET ASSETS
      RESULTING FROM OPERATIONS .................           $7,097,230        $(245,453)       $9,071,247      $4,490,626
-------------------------------------------------------------------------------------------------------------------------------


                                                                 GE               GE              GE
  STATEMENTS OF OPERATIONS                                     EUROPE          EMERGING         PREMIER
  FOR THE PERIOD ENDED SEPTEMBER 30, 2000                      EQUITY           MARKETS      GROWTH EQUITY
                                                                FUND             FUND            FUND
-----------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
   INCOME:
      Dividends .................................         $   270,169       $  204,573       $   714,752
      Interest ..................................              37,153           84,305           576,723
      Less: Foreign taxes withheld ..............             (40,406)         (21,629)           (2,209)
-----------------------------------------------------------------------------------------------------------
   TOTAL INCOME .................................             266,916          267,249         1,289,266
-----------------------------------------------------------------------------------------------------------
   EXPENSES:
      Advisory and administration fees ..........             163,531          313,207         1,005,849
      Distribution fees (Notes 4 & 10)
         Class A ................................               4,677           15,380           264,399
         Class B ................................               2,936            5,465           326,182
         Class C ................................               1,374            1,255            19,599
      Blue Sky fees .............................              21,825           21,825            34,602
      Transfer agent fees .......................               5,139            3,726           129,038
      Trustees' fees ............................                 388              531             3,671
      Custody and accounting expenses ...........               4,428            6,068            42,097
      Professional fees .........................               3,382            4,634            32,138
      Registration expenses .....................                 450              615             4,268
      Amortization of deferred organization expense                --               --             2,829
      Other expenses ............................               1,478            2,118            14,044
-----------------------------------------------------------------------------------------------------------
   TOTAL EXPENSES BEFORE WAIVER .................             209,608          374,824         1,878,716
      Less: Expenses waived or borne
         by the adviser .........................             (12,637)         (19,613)               --
-----------------------------------------------------------------------------------------------------------
      Net expenses ..............................             196,971          355,211         1,878,716
-----------------------------------------------------------------------------------------------------------
   NET INVESTMENT INCOME (LOSS) .................              69,945          (87,962)         (589,450)
-----------------------------------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS
      REALIZED GAIN (LOSS) ON:
         Investments ............................           2,231,907        2,911,356         9,929,850
         Futures ................................                  --               --           141,790
         Written options ........................                  --            4,315                --
         Foreign currency related transactions ..             (22,034)         (26,814)               --

      INCREASE (DECREASE) IN UNREALIZED APPRECIATION/
         DEPRECIATION ON:
         Investments ............................             680,262       (2,901,590)       10,828,918
         Futures ................................                  --               --             5,650
         Written options ........................                  --               --                --
         Foreign currency related transactions ..                  27              468                --
-----------------------------------------------------------------------------------------------------------
      Net realized and unrealized gain (loss)
         on investments .........................           2,890,162          (12,265)       20,906,208
-----------------------------------------------------------------------------------------------------------
   NET INCREASE (DECREASE) IN NET ASSETS
      RESULTING FROM OPERATIONS .................          $2,960,107        $(100,227)      $20,316,758
-----------------------------------------------------------------------------------------------------------

 *For the period April 28, 2000 (inception) through September 30, 2000.



------------
See Notes to Financial Statements.



                                    122 & 123

  STATEMENTS OF OPERATIONS                            GE                   GE                 GE                GE
  FOR THE PERIOD ENDED SEPTEMBER 30, 2000           PREMIER              PREMIER            PREMIER            FIXED
                                                   RESEARCH           INTERNATIONAL      VALUE EQUITY         INCOME
                                                 EQUITY FUND*         EQUITY FUND*           FUND*             FUND
------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
   INCOME:
      Dividends ...............................   $   45,518         $   96,952         $   98,542       $     63,480
      Interest** ..............................       16,243             31,171             15,595          9,926,099
      Less: Foreign taxes withheld ............          (22)           (10,413)              (347)                --
------------------------------------------------------------------------------------------------------------------------
   TOTAL INCOME ...............................       61,739            117,710            113,790          9,989,579
------------------------------------------------------------------------------------------------------------------------
   EXPENSES:
      Advisory and administration fees ........       35,049             36,767             29,020            509,376
      Distribution fees (Notes 4 & 10)
         Class A ..............................       12,134             11,132             11,745            235,235
         Class B ..............................          763                711                594             25,059
         Class C ..............................          467                406                447              1,167
      Blue Sky fees ...........................       20,000             20,000             20,000             32,720
      Transfer agent fees .....................       40,000             40,000             40,000            135,785
      Trustees' fees ..........................          288                288                288              4,677
      Custody and accounting expenses .........        4,838              4,838              4,838             53,626
      Professional fees .......................        2,843              2,843              2,843             40,937
      Registration expenses ...................          404                404                404              5,439
      Other expenses ..........................        1,103              1,103              1,103             17,886
------------------------------------------------------------------------------------------------------------------------
   TOTAL EXPENSES BEFORE WAIVER ...............      117,889            118,492            111,282          1,061,907
      Less: Expenses waived or borne
         by the adviser .......................      (56,958)           (57,986)           (57,384)                --
------------------------------------------------------------------------------------------------------------------------
      Net expenses ............................       60,931             60,506             53,898          1,061,907
------------------------------------------------------------------------------------------------------------------------
   NET INVESTMENT INCOME (LOSS) ...............          808             57,204             59,892          8,927,672
------------------------------------------------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS
      REALIZED GAIN (LOSS) ON:
         Investments ..........................      110,809           (591,199)            31,262         (3,590,612)
         Futures ..............................       16,908                 --            (19,942)           (40,216)
         Written options ......................           --                 --                 --              2,322
         Foreign currency related transactions            --             49,773                 --                 --
         Swaps ................................           --                 --                 --            131,585
      INCREASE (DECREASE) IN UNREALIZED APPRECIATION/
         DEPRECIATION ON:
         Investments ..........................     (301,139)        (1,088,200)         1,210,344          3,487,707
         Futures ..............................           --                 --                 --                 --
         Written options ......................           --                 --                 --                 --
         Foreign currency related transactions            --               (324)                --                 (1)
------------------------------------------------------------------------------------------------------------------------
      Net realized and unrealized gain (loss)
         on investments .......................     (173,422)        (1,629,950)         1,221,664             (9,215)
------------------------------------------------------------------------------------------------------------------------
   NET INCREASE (DECREASE) IN NET ASSETS
      RESULTING FROM OPERATIONS ...............    $(172,614)       $(1,572,746)        $1,281,556       $  8,918,457
------------------------------------------------------------------------------------------------------------------------


  STATEMENTS OF OPERATIONS                                GE                  GE                                    GE
  FOR THE PERIOD ENDED SEPTEMBER 30, 2000             GOVERNMENT          SHORT-TERM             GE                HIGH
                                                      SECURITIES          GOVERNMENT         TAX-EXEMPT            YIELD
                                                         FUND                FUND               FUND               FUND
------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
   INCOME:
      Dividends .................................  $         --      $          --       $          --      $     40,830
      Interest** ................................    19,869,299          3,545,243           1,362,505         2,702,089
      Less: Foreign taxes withheld ..............            --                 --                  --                --
------------------------------------------------------------------------------------------------------------------------------
   TOTAL INCOME .................................    19,869,299          3,545,243           1,362,505         2,742,919
------------------------------------------------------------------------------------------------------------------------------
   EXPENSES:
      Advisory and administration fees ..........     1,071,550            161,841              84,322           172,455
      Distribution fees (Notes 4 & 10)
         Class A ................................       176,220             56,383              44,393            12,612
         Class B ................................     1,971,599              4,063              61,797             8,007
         Class C ................................           356              1,225                 938             8,256
      Blue Sky fees .............................        39,587             35,967              36,556            21,825
      Transfer agent fees .......................       543,686             20,223              28,577             5,406
      Trustees' fees ............................        11,101                995               1,050               791
      Custody and accounting expenses ...........       127,324             11,438              12,038             9,055
      Professional fees .........................        97,199              8,733               9,190             6,914
      Registration expenses .....................        12,909              1,160               1,219               919
      Other expenses ............................        44,151              3,817               4,017             3,018
------------------------------------------------------------------------------------------------------------------------------
   TOTAL EXPENSES BEFORE WAIVER .................     4,095,682            305,845             284,097           249,258
      Less: Expenses waived or borne
         by the adviser .........................      (338,497)           (15,895)            (32,416)          (14,493)
------------------------------------------------------------------------------------------------------------------------------
      Net expenses ..............................     3,757,185            289,950             251,681           234,765
------------------------------------------------------------------------------------------------------------------------------
   NET INVESTMENT INCOME (LOSS) .................    16,112,114          3,255,293           1,110,824         2,508,154
------------------------------------------------------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS
      REALIZED GAIN (LOSS) ON:
         Investments ............................    (8,052,100)          (307,405)           (314,048)         (480,034)
         Futures ................................       (88,652)                --                  --                --
         Written options ........................         5,534                 --                  --                --
         Foreign currency related transactions ..            --                 --                  --           232,040
         Swaps ..................................            --                 --                  --                --
      INCREASE (DECREASE) IN UNREALIZED APPRECIATION/
         DEPRECIATION ON:
         Investments ............................     6,286,974            554,437             326,240        (2,758,899)
         Futures ................................            --                 --                  --                --
         Written options ........................            --                 --                  --                --
         Foreign currency related transactions ..            --                 --                  --            67,378
------------------------------------------------------------------------------------------------------------------------------
      Net realized and unrealized gain (loss)
         on investments .........................    (1,848,244)           247,032              12,192        (2,939,515)
------------------------------------------------------------------------------------------------------------------------------
   NET INCREASE (DECREASE) IN NET ASSETS
      RESULTING FROM OPERATIONS .................   $14,263,870         $3,502,325          $1,123,016       $  (431,361)
------------------------------------------------------------------------------------------------------------------------------


  STATEMENTS OF OPERATIONS                              GE                GE
  FOR THE PERIOD ENDED SEPTEMBER 30, 2000            STRATEGIC           MONEY
                                                    INVESTMENT          MARKET
                                                       FUND              FUND
--------------------------------------------------------------------------------
INVESTMENT INCOME
   INCOME:
      Dividends .................................. $  1,351,993  $          --
      Interest** .................................    5,581,863     14,390,312
      Less: Foreign taxes withheld ...............      (77,407)            --
--------------------------------------------------------------------------------
   TOTAL INCOME ..................................    6,856,449     14,390,312
--------------------------------------------------------------------------------
   EXPENSES:
      Advisory and administration fees ...........      731,020        581,854
      Distribution fees (Notes 4 & 10)
         Class A .................................      301,056             --
         Class B .................................      191,716             --
         Class C .................................       16,150             --
      Blue Sky fees ..............................       36,988         35,905
      Transfer agent fees ........................      294,916        355,310
      Trustees' fees .............................        6,643          6,954
      Custody and accounting expenses ............       76,183         79,766
      Professional fees ..........................       58,157         60,895
      Registration expenses ......................        7,723          8,089
      Other expenses .............................       25,411         26,608
--------------------------------------------------------------------------------
   TOTAL EXPENSES BEFORE WAIVER ..................    1,745,963      1,155,381
      Less: Expenses waived or borne
         by the adviser ..........................           --             --
--------------------------------------------------------------------------------
      Net expenses ...............................    1,745,963      1,155,381
--------------------------------------------------------------------------------
   NET INVESTMENT INCOME (LOSS) ..................    5,110,486     13,234,931
--------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS
      REALIZED GAIN (LOSS) ON:
         Investments .............................   14,471,790             --
         Futures .................................      (28,217)            --
         Written options .........................        1,153             --
         Foreign currency related transactions ...      (49,404)            --
         Swaps ...................................       70,225             --
      INCREASE (DECREASE) IN UNREALIZED APPRECIATION/
         DEPRECIATION ON:
         Investments .............................    6,204,045             --
         Futures .................................           --             --
         Written options .........................           --             --
         Foreign currency related transactions ...       (2,620)            --
--------------------------------------------------------------------------------
      Net realized and unrealized gain (loss)
         on investments ..........................   20,666,972             --
--------------------------------------------------------------------------------
   NET INCREASE (DECREASE) IN NET ASSETS
      RESULTING FROM OPERATIONS ..................  $25,777,458    $13,234,931
--------------------------------------------------------------------------------

 *For the period April 28, 2000 (inception) through September 30, 2000. **Income attributable to security lending activity, net of rebate expenses, for the GE Fixed Income Fund, GE Government Securities Fund and GE Short-Term Government Fund was $36,107, $163,100 and $38,721, respectively.



-----------
See Notes to Financial Statements.

                                    124 & 125

 STATEMENTS OF CHANGES                                GE                       GE                       GE
 IN NET ASSETS                                       U.S.                     VALUE                   MID-CAP
                                                    EQUITY                   EQUITY                   GROWTH
                                                     FUND                     FUND                     FUND
                                            YEAR ENDED YEAR ENDED    YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED
                                            SEPTEMBER  SEPTEMBER     SEPTEMBER    SEPTEMBER    SEPTEMBER    SEPTEMBER
                                            30, 2000    30, 1999      30, 2000     30, 1999     30, 2000     30, 1999
------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
   OPERATIONS:
     Net investment income / (loss) .... $  4,245,014 $  4,046,234  $   (21,759)  $  (98,247) $   (97,436)  $ (253,669)
     Net realized gain (loss) on
       investments, futures, written
       options, and foreign currency
       related transactions ............   58,800,231   92,673,427    6,810,749    4,702,713    5,591,510     (102,555)
     Net increase (decrease) in unrealized
       appreciation/depreciation .......   25,886,282   45,040,764    2,199,188   11,973,376    5,583,561    5,146,480
------------------------------------------------------------------------------------------------------------------------
     Net increase (decrease)
       from operations .................   88,931,527  141,760,425    8,988,178   16,577,842   11,077,635    4,790,256
------------------------------------------------------------------------------------------------------------------------
   DISTRIBUTIONS TO SHAREHOLDERS FROM:
     Net investment income
       Class A .........................   (1,380,844)    (554,582)          --      (54,459)          --           --
       Class B .........................           --      (37,985)          --           --           --           --
       Class C .........................           --   (1,040,599)          --           --           --           --
       Class C (level load) ............       (9,291)          --           --           --           --           --
       Class Y .........................   (2,602,693)  (3,032,762)          --      (12,937)          --           --
     Net realized gains
       Class A .........................  (36,780,485)  (8,266,829)  (2,129,544)    (712,210)          --           --
       Class B .........................   (4,638,890)  (2,013,790)  (3,277,572)  (1,765,132)          --           --
       Class C .........................           --  (11,428,065)          --           --           --           --
       Class C (level load) ............     (162,704)          --      (18,991)          --           --           --
       Class Y .........................  (41,627,300) (24,644,393)    (130,787)     (62,064)          --           --
------------------------------------------------------------------------------------------------------------------------
   TOTAL DISTRIBUTIONS .................  (87,202,207) (51,019,005)  (5,556,894)  (2,606,802)          --           --
------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from
   operations and distributions ........    1,729,320   90,741,420    3,431,284   13,971,040   11,077,635    4,790,256
------------------------------------------------------------------------------------------------------------------------
   SHARE TRANSACTIONS:
     Proceeds from sale of shares
       Class A .........................  115,674,931   57,506,537   35,101,545   23,306,671   47,731,977   15,816,615
       Class B .........................   12,874,150   13,686,463    6,110,000    6,646,123      976,894    1,278,017
       Class C .........................           --   48,866,502           --    5,287,366           --    2,134,797
       Class C (level load) ............    5,072,015       70,000      867,785       70,000       90,395       70,000
       Class Y .........................   84,261,884   87,021,913    3,609,415    3,154,151       35,977    1,110,339
     Value of distributions reinvested
       Class A .........................   37,394,137    8,822,976    2,077,451      639,827           29           --
       Class B .........................    4,410,373    1,987,603    3,190,950    1,723,554           38           --
       Class C .........................           --   12,199,432           --      122,575           --           --
       Class C (level load) ............      171,977           --       18,989           --           --           --
       Class Y .........................   43,848,215   27,361,490      130,786       75,002           --           --
     Cost of shares redeemed
       Class A .........................  (81,078,197) (38,044,646) (24,708,494) (19,256,429) (45,213,360) (14,637,395)
       Class B .........................   (7,398,342)  (3,827,603) (16,977,546) (11,457,926)  (7,491,278)  (8,378,193)
       Class C .........................           --  (26,060,350)          --     (942,565)          --     (819,735)
       Class C (level load) ............     (488,861)          --     (122,795)          --          (33)          --
       Class Y ......................... (109,591,822) (85,897,990)  (2,491,529)  (2,877,595)  (1,028,064)    (842,798)
     Value of shares redesignated (Note 10)
       Class A .........................           -- (133,574,732)          --    7,595,717           --    3,348,474
       Class C .........................           --  133,574,732           --   (7,595,717)          --   (3,348,474)
------------------------------------------------------------------------------------------------------------------------
     Net increase (decrease) from share
        transactions ...................  105,150,460  103,692,327    6,806,557    6,490,754   (4,897,425)  (4,268,353)
------------------------------------------------------------------------------------------------------------------------
   TOTAL INCREASE (DECREASE)
      IN NET ASSETS ....................  106,879,780  194,433,747   10,237,841   20,461,794    6,180,210      521,903
NET ASSETS
     Beginning of period ...............  707,532,142  513,098,395   83,337,478   62,875,684   34,869,544   34,347,641
------------------------------------------------------------------------------------------------------------------------
     End of period ..................... $814,411,922 $707,532,142  $93,575,319  $83,337,478  $41,049,754  $34,869,544
------------------------------------------------------------------------------------------------------------------------
UNDISTRIBUTED (OVERDISTRIBUTED) NET
   INVESTMENT INCOME, END OF YEAR ...... $  3,333,136 $  3,080,697  $    89,374  $    83,542  $   224,136  $    89,119


 STATEMENTS OF CHANGES                               GE                       GE                       GE
 IN NET ASSETS                                     MID-CAP                 SMALL-CAP                 S&P 500
                                                VALUE EQUITY             VALUE EQUITY                 INDEX
                                                    FUND                     FUND                    FUND++
                                            YEAR ENDED  PERIOD ENDED   YEAR ENDED   PERIOD ENDED   PERIOD ENDED
                                            SEPTEMBER   SEPTEMBER      SEPTEMBER     SEPTEMBER      SEPTEMBER
                                             30, 2000    30, 1999*      30, 2000     30, 1999*      30, 2000+
-----------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
   OPERATIONS:
     Net investment income / (loss) ....    $   93,197  $    64,321   $  (53,353)  $  (53,355)   $  124,587
     Net realized gain (loss) on
       investments, futures, written
       options, and foreign currency
       related transactions ............       199,528     (122,073)   2,504,914    2,634,906        37,050
     Net increase (decrease) in unrealized
       appreciation/depreciation .......       723,095     (201,762)   4,645,669      629,541      (407,090)
-----------------------------------------------------------------------------------------------------------------
     Net increase (decrease)
       from operations .................     1,015,820     (259,514)   7,097,230    3,211,092      (245,453)
-----------------------------------------------------------------------------------------------------------------
   DISTRIBUTIONS TO SHAREHOLDERS FROM:
     Net investment income
       Class A .........................        (7,497)          --           --      (17,185)           --
       Class B .........................          (423)          --           --       (6,483)           --
       Class C .........................            --           --           --       (2,030)           --
       Class C (level load) ............        (2,044)          --           --         --              --
       Class Y .........................       (87,910)          --           --         (338)           --
     Net realized gains
       Class A .........................            --           --   (2,055,057)     (26,117)           --
       Class B .........................            --           --   (1,179,620)     (23,306)           --
       Class C .........................            --           --           --       (2,408)           --
       Class C (level load) ............            --           --      (10,923)          --            --
       Class Y .........................            --           --      (47,787)        (345)           --
-----------------------------------------------------------------------------------------------------------------
   TOTAL DISTRIBUTIONS .................       (97,874)          --   (3,293,387)     (78,212)           --
-----------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from
   operations and distributions ........       917,946     (259,514)   3,803,843    3,132,880      (245,453)
-----------------------------------------------------------------------------------------------------------------
   SHARE TRANSACTIONS:
     Proceeds from sale of shares
       Class A .........................     1,750,674      260,465   32,881,546   33,698,178   103,871,059
       Class B .........................       232,126      189,794   15,810,977   24,885,336            --
       Class C .........................            --      680,786           --    2,586,142            --
       Class C (level load) ............       643,035       70,000      160,452       70,000            --
       Class Y .........................            30   33,017,910   11,933,541      278,087            --
     Value of distributions reinvested
       Class A .........................         7,675           --    2,040,255       43,277            --
       Class B .........................           423           --    1,167,330       29,257            --
       Class C .........................            --           --           --        4,438            --
       Class C (level load) ............         2,044           --       10,919           --            --
       Class Y .........................        87,910           --       47,779          683            --
     Cost of shares redeemed
       Class A .........................      (647,495)      (4,488) (22,708,887) (23,451,422)  (75,091,836)
       Class B .........................      (130,011)          --  (14,762,605) (17,707,407)           --
       Class C .........................            --     (181,317)          --     (134,696)           --
       Class C (level load) ............      (132,287)          --      (97,083)          --            --
       Class Y .........................           (42) (22,715,831)  (1,544,007)      (5,508)           --
     Value of shares redesignated (Note 10)
       Class A .........................            --     (247,930)          --  (12,090,451)           --
       Class C .........................            --      247,930           --   12,090,451            --
-----------------------------------------------------------------------------------------------------------------
     Net increase (decrease) from share
        transactions ...................     1,814,082   11,317,319   24,940,217   20,296,365    28,779,223
-----------------------------------------------------------------------------------------------------------------
   TOTAL INCREASE (DECREASE)
      IN NET ASSETS ....................     2,732,028  11,057,805    28,744,060   23,429,245    28,533,770
NET ASSETS
     Beginning of period ...............    11,057,805           --   23,429,245           --            --
-----------------------------------------------------------------------------------------------------------------
     End of period .....................   $13,789,833  $11,057,805  $52,173,305  $23,429,245   $28,533,770
-----------------------------------------------------------------------------------------------------------------
UNDISTRIBUTED (OVERDISTRIBUTED) NET
   INVESTMENT INCOME, END OF YEAR ......   $    59,694  $    64,371  $   141,453  $    24,228   $   136,090



 STATEMENTS OF CHANGES                                    GE                    GE                       GE
 IN NET ASSETS                                          GLOBAL             INTERNATIONAL               EUROPE
                                                        EQUITY                EQUITY                   EQUITY
                                                         FUND                  FUND                     FUND
                                               YEAR ENDED   YEAR ENDED  YEAR ENDED   YEAR ENDED   YEAR ENDED  PERIOD ENDED
                                               SEPTEMBER    SEPTEMBER   SEPTEMBER    SEPTEMBER    SEPTEMBER    SEPTEMBER
                                                30, 2000    30, 1999     30, 2000    30, 1999      30, 2000    30, 1999***
---------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
   OPERATIONS:
     Net investment income / (loss) ....    $    154,608 $   172,856   $   379,484 $    177,587 $     69,945   $   91,684
     Net realized gain (loss) on
       investments, futures, written
       options, and foreign currency
       related transactions ............      12,677,476   5,823,374     6,988,986    2,910,160    2,209,873     (113,591)
     Net increase (decrease) in unrealized
       appreciation/depreciation .......      (3,760,837) 10,647,759    (2,877,844)   8,449,673      680,289      (43,954)
---------------------------------------------------------------------------------------------------------------------------
     Net increase (decrease)
       from operations .................       9,071,247  16,643,989     4,490,626   11,537,420    2,960,107      (65,861)
---------------------------------------------------------------------------------------------------------------------------
   DISTRIBUTIONS TO SHAREHOLDERS FROM:
     Net investment income
       Class A .........................              --          --            --           --       (5,880)          --
       Class B .........................              --          --            --           --         (250)          --
       Class C .........................              --      (6,483)           --           --           --           --
       Class C (level load) ............              --          --            --           --         (459)          --
       Class Y .........................              --     (54,973)           --      (14,483)     (82,706)          --
     Net realized gains
       Class A .........................      (3,657,749)    (66,628)   (1,829,560)    (734,084)          --           --
       Class B .........................        (154,668)    (50,765)      (86,688)     (38,540)          --           --
       Class C .........................              --  (1,350,779)           --     (222,299)          --           --
       Class C (level load) ............          (6,517)         --        (4,188)          --           --           --
       Class Y .........................      (2,112,455)   (749,054)   (1,190,119)    (673,225)          --           --
---------------------------------------------------------------------------------------------------------------------------
   TOTAL DISTRIBUTIONS .................      (5,931,389) (2,278,682)   (3,110,555)  (1,682,631)     (89,295)          --
---------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from
   operations and distributions ........       3,139,858  14,365,307     1,380,071    9,854,789    2,870,812      (65,861)
---------------------------------------------------------------------------------------------------------------------------
   SHARE TRANSACTIONS:
     Proceeds from sale of shares
       Class A .........................      37,425,451   1,185,815    80,857,100   23,567,324    3,552,970      109,592
       Class B .........................       1,200,395     482,336       754,153      451,153      246,908      146,344
       Class C .........................              --   4,277,279            --    7,656,574           --      568,691
       Class C (level load) ............         108,879      70,000       310,916       70,000      102,647       70,000
       Class Y .........................      11,812,925   5,962,663    28,101,237   81,372,385   65,998,294   20,512,200
     Value of distributions reinvested
       Class A .........................       3,466,570      66,068     1,812,538      736,219        5,872           --
       Class B .........................         154,548      50,665        74,242       38,196          250           --
       Class C .........................              --   1,302,707            --      215,589           --           --
       Class C (level load) ............           6,515          --         4,186           --          459           --
       Class Y .........................       2,116,923     804,025     1,190,127      687,713       82,701           --
     Cost of shares redeemed
       Class A .........................     (32,318,003)   (467,769)  (77,169,950) (20,561,422)  (1,322,744)          --
       Class B .........................        (474,782)   (349,174)     (512,952)    (153,506)     (67,234)         (51)
       Class C .........................              --  (6,110,317)           --   (6,910,555)          --       (6,864)
       Class C (level load) ............              --          --       (89,467)          --           (9)          --
       Class Y .........................      (7,212,711) (3,616,436)  (12,526,760) (79,809,601) (65,919,100) (10,400,000)
     Value of shares redesignated (Note 10)
       Class A .........................              --  (2,709,574)           --  (24,843,172)          --     (110,008)
       Class C .........................              --   2,709,574            --   24,843,172           --      110,008
---------------------------------------------------------------------------------------------------------------------------
     Net increase (decrease) from share
        transactions ...................      16,286,710   3,657,862    22,805,370    7,360,069    2,681,014   10,999,912
---------------------------------------------------------------------------------------------------------------------------
   TOTAL INCREASE (DECREASE)
      IN NET ASSETS ....................      19,426,568  18,023,169    24,185,441   17,214,858    5,551,826   10,934,051
NET ASSETS
     Beginning of period ...............      63,878,294  45,855,125    56,448,403   39,233,545   10,934,051           --
---------------------------------------------------------------------------------------------------------------------------
     End of period .....................     $83,304,862 $63,878,294   $80,633,844  $56,448,403  $16,485,877  $10,934,051
---------------------------------------------------------------------------------------------------------------------------
UNDISTRIBUTED (OVERDISTRIBUTED) NET
   INVESTMENT INCOME, END OF YEAR ......     $    42,236 $   (26,399)  $    77,830  $   (61,286) $    13,292  $    42,349



 STATEMENTS OF CHANGES                              GE                               GE
 IN NET ASSETS                                   EMERGING                      PREMIER GROWTH
                                                  MARKETS                          EQUITY
                                                    FUND                            FUND
                                              YEAR ENDED  PERIOD ENDED    YEAR ENDED   YEAR ENDED
                                              SEPTEMBER    SEPTEMBER      SEPTEMBER    SEPTEMBER
                                               30, 2000    30, 1999***     30, 2000    30, 1999
----------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
   OPERATIONS:
     Net investment income / (loss) ....    $   (87,962)  $   (18,086)  $  (589,450) $  (233,594)
     Net realized gain (loss) on
       investments, futures, written
       options, and foreign currency
       related transactions ............      2,888,857     1,149,765    10,071,640    4,946,339
     Net increase (decrease) in unrealized
       appreciation/depreciation .......     (2,901,122)    2,540,165    10,834,568    8,663,640
----------------------------------------------------------------------------------------------------
     Net increase (decrease)
       from operations .................       (100,227)    3,671,844    20,316,758   13,376,385
----------------------------------------------------------------------------------------------------
   DISTRIBUTIONS TO SHAREHOLDERS FROM:
     Net investment income
       Class A .........................             --            --            --           --
       Class B .........................             --            --            --           --
       Class C .........................             --            --            --      (21,376)
       Class C (level load) ............             --            --            --           --
       Class Y .........................             --            --            --      (24,596)
     Net realized gains
       Class A .........................       (131,270)           --    (3,161,016)    (245,349)
       Class B .........................        (20,058)           --      (805,004)     (75,915)
       Class C .........................             --            --            --     (541,997)
       Class C (level load) ............         (5,643)           --       (25,553)          --
       Class Y .........................     (1,099,471)           --      (860,280)    (243,657)
----------------------------------------------------------------------------------------------------
   TOTAL DISTRIBUTIONS .................     (1,256,442)           --    (4,851,853)  (1,152,890)
----------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from
   operations and distributions ........     (1,356,669)    3,671,844    15,464,905   12,223,495
----------------------------------------------------------------------------------------------------
   SHARE TRANSACTIONS:
     Proceeds from sale of shares
       Class A .........................     11,879,825       114,859    78,416,887   15,693,055
       Class B .........................        530,265       189,288    27,339,909   13,025,352
       Class C .........................             --       680,644            --   30,507,072
       Class C (level load) ............         68,487        70,000     3,265,531       70,000
       Class Y .........................    103,792,521    36,168,212    48,836,927   47,132,513
     Value of distributions reinvested
       Class A .........................        129,842            --     3,081,478      245,318
       Class B .........................         20,067            --       779,461       69,002
       Class C .........................             --            --            --      556,529
       Class C (level load) ............          5,641            --        25,553           --
       Class Y .........................      1,099,469            --       860,280      268,239
     Cost of shares redeemed
       Class A .........................     (2,118,407)           (9)  (31,015,385)  (6,210,407)
       Class B .........................        (32,502)         (398)   (4,148,005)    (384,886)
       Class C .........................             --        (7,265)           --   (3,387,295)
       Class C (level load) ............           (120)           --      (271,549)          --
       Class Y .........................   (101,531,462)  (26,041,370)  (39,948,372) (36,981,788)
     Value of shares redesignated (Note 10)
       Class A .........................             --      (151,399)           --  (18,802,004)
       Class C .........................             --       151,399            --   18,802,004
----------------------------------------------------------------------------------------------------
     Net increase (decrease) from share
        transactions ...................     13,843,626    11,173,961    87,222,715   60,602,704
----------------------------------------------------------------------------------------------------
   TOTAL INCREASE (DECREASE)
      IN NET ASSETS ....................     12,486,957    14,845,805   102,687,620   72,826,199
NET ASSETS
     Beginning of period ...............     14,845,805            --   103,586,000   30,759,801
----------------------------------------------------------------------------------------------------
     End of period .....................    $27,332,762   $14,845,805  $206,273,620 $103,586,000
----------------------------------------------------------------------------------------------------
UNDISTRIBUTED (OVERDISTRIBUTED) NET
   INVESTMENT INCOME, END OF YEAR ......    $    44,146   $   (78,643) $    454,018 $    207,970


  * For the period December 31, 1998 (inception) through September 30, 1999.
 ** For the period September 30, 1998 (inception) through September 30, 1999.
*** For the period January 29, 1999 (inception) through September 30, 1999.
  + For the period April 28, 2000 (inception) through September 30, 2000.
 ++ GE S&P 500 Index Fund is a no load fund offering only one class of shares to all investors.

---------
See Notes to Financial Statements.


                                   126 & 127

STATEMENTS OF CHANGES                                 GE                           GE                      GE
IN NET ASSETS (CONTINUED)                            U.S.                        VALUE                   MID-CAP
CHANGES IN FUND SHARES                              EQUITY                       EQUITY                  GROWTH
                                                     FUND                         FUND                    FUND
                                            YEAR ENDED    YEAR ENDED   YEAR ENDED  YEAR ENDED  YEAR ENDED   YEAR ENDED
                                             SEPTEMBER    SEPTEMBER     SEPTEMBER  SEPTEMBER    SEPTEMBER    SEPTEMBER
                                             30, 2000      30, 1999     30, 2000    30, 1999    30, 2000     30, 1999
-----------------------------------------------------------------------------------------------------------------------
CLASS A (NOTE 10):
Shares sold ............................      3,592,861   1,736,350    2,736,575   1,955,637    3,876,694   1,561,898
Issued for distributions reinvested ....      1,198,516     295,675      168,215      57,746            3          --
Shares redeemed ........................     (2,516,038) (1,156,282)  (1,943,212) (1,624,075)  (3,663,935) (1,440,010)
Shares redesignated ....................             --  (3,918,249)          --     604,899           --     344,777
-----------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in fund shares .      2,275,339  (3,042,506)     961,578     994,207      212,762     466,665
-----------------------------------------------------------------------------------------------------------------------
CLASS B:
Shares sold ............................        411,688     431,868      494,576     560,010       89,700     139,605
Issued for distributions reinvested ....        144,316      69,399      264,152     158,124            4          --
Shares redeemed ........................       (237,045)   (121,853)  (1,377,186)   (984,873)    (689,536)   (921,219)
-----------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in fund shares .        318,959     379,414     (618,458)   (266,739)    (599,832)   (781,614)
-----------------------------------------------------------------------------------------------------------------------
CLASS C (NOTE 10):
Shares sold ............................             --   1,526,641           --     447,938           --     334,526
Issued for distributions reinvested ....             --     416,077           --      10,838           --          --
Shares redeemed ........................             --    (816,120)          --    (100,254)          --    (200,410)
Shares redesignated ....................             --   3,980,888++         --    (591,470)          --    (334,859)
-----------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in fund shares .             --   5,107,486           --    (232,948)          --    (200,743)
-----------------------------------------------------------------------------------------------------------------------
CLASS Y:
Shares sold ............................      2,639,226   2,688,715      287,635     239,887        3,223     101,644
Issued for distributions reinvested ....      1,411,272     936,717       10,084       6,499           --          --
Shares redeemed ........................     (3,422,298) (2,700,838)    (196,613)   (218,737)     (80,667)    (77,172)
-----------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in fund shares .        628,200     924,594      101,106      27,649      (77,444)     24,472
-----------------------------------------------------------------------------------------------------------------------
CLASS C (LEVEL LOAD):
Shares sold ............................        162,392       2,217       70,652       5,863        7,967       7,919
Issued for distributions reinvested ....          5,719          --        1,572          --           --          --
Shares redeemed ........................        (15,522)         --       (9,740)         --           (3)         --
-----------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in fund shares .        152,589       2,217       62,484       5,863        7,964       7,919
-----------------------------------------------------------------------------------------------------------------------

STATEMENTS OF CHANGES                               GE                       GE                       GE
IN NET ASSETS (CONTINUED)                          MID-CAP                 SMALL-CAP                 S&P 500
CHANGES IN FUND SHARES                          VALUE EQUITY             VALUE EQUITY                 INDEX
                                                    FUND                     FUND                     FUND
                                             YEAR ENDED  PERIOD ENDED  YEAR ENDED  PERIOD ENDED   PERIOD ENDED
                                              SEPTEMBER    SEPTEMBER    SEPTEMBER    SEPTEMBER      SEPTEMBER
                                              30, 2000     30, 1999*    30, 2000     30, 1999**     30, 2000+
----------------------------------------------------------------------------------------------------------------
CLASS A (NOTE 10):
Shares sold ............................     172,464      24,768        2,459,715    2,949,640      10,102,575
Issued for distributions reinvested ....         742          --          174,829        3,803              --
Shares redeemed ........................     (64,861)       (431)      (1,682,856)  (1,975,102)    (7,231,953)
Shares redesignated ....................          --     (24,337)              --     (978,341)             --
----------------------------------------------------------------------------------------------------------------
Net increase (decrease) in fund shares .     108,345          --          951,688           --       2,870,622
----------------------------------------------------------------------------------------------------------------
CLASS B:
Shares sold ............................      22,892      18,136        1,180,874    2,198,692              --
Issued for distributions reinvested ....          41          --          100,806        2,571              --
Shares redeemed ........................     (12,679)         --       (1,101,154)  (1,497,662)             --
----------------------------------------------------------------------------------------------------------------
Net increase (decrease) in fund shares .      10,254      18,136          180,526      703,601              --
----------------------------------------------------------------------------------------------------------------
CLASS C (NOTE 10):
Shares sold ............................          --      65,504               --      233,146              --
Issued for distributions reinvested ....          --          --               --          390              --
Shares redeemed ........................          --     (17,755)              --      (12,291)             --
Shares redesignated ....................          --      24,278++             --      976,454++            --
----------------------------------------------------------------------------------------------------------------
Net increase (decrease) in fund shares .          --      72,027               --    1,197,699              --
----------------------------------------------------------------------------------------------------------------
CLASS Y:
Shares sold ............................           3   3,042,212          887,010       24,419              --
Issued for distributions reinvested ....       8,477          --            4,084           60              --
Shares redeemed ........................          (4) (2,015,343)        (114,831)        (441)             --
----------------------------------------------------------------------------------------------------------------
Net increase (decrease) in fund shares .       8,476   1,026,869          776,263       24,038              --
----------------------------------------------------------------------------------------------------------------
CLASS C (LEVEL LOAD):
Shares sold ............................      62,304       7,165           12,221        5,790              --
Issued for distributions reinvested ....         198          --              943           --              --
Shares redeemed ........................     (13,132)         --           (7,066)          --              --
----------------------------------------------------------------------------------------------------------------
Net increase (decrease) in fund shares .      49,370       7,165            6,098        5,790              --
----------------------------------------------------------------------------------------------------------------


STATEMENTS OF CHANGES                                   GE                    GE                          GE
IN NET ASSETS (CONTINUED)                              GLOBAL             INTERNATIONAL                 EUROPE
CHANGES IN FUND SHARES                                 EQUITY                EQUITY                     EQUITY
                                                        FUND                  FUND                       FUND
                                             YEAR ENDED   YEAR ENDED  YEAR ENDED   YEAR ENDED  YEAR ENDED   PERIOD ENDED
                                              SEPTEMBER    SEPTEMBER   SEPTEMBER    SEPTEMBER   SEPTEMBER    SEPTEMBER
                                              30, 2000     30, 1999    30, 2000     30, 1999    30, 2000     30, 1999***
-------------------------------------------------------------------------------------------------------------------------
CLASS A (NOTE 10):
Shares sold ............................     1,307,254      48,986    3,914,975   1,334,667      267,331      10,935
Issued for distributions reinvested ....       133,023       3,004       95,441      44,756          520          --
Shares redeemed ........................    1,126,056)     (19,835)  (3,714,381) (1,147,351)     (98,554)         --
Shares redesignated ....................            --    (104,616)          --  (1,353,542)          --     (10,935)
-------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in fund shares .       314,221     (72,461)     296,035  (1,121,470)     169,297          --
-------------------------------------------------------------------------------------------------------------------------
CLASS B:
Shares sold ............................        43,961      20,327       38,058      26,476       18,680      14,584
Issued for distributions reinvested ....         6,182       2,351        4,073       2,374           22          --
Shares redeemed ........................       (17,374)    (15,003)     (26,839)     (9,142)      (5,335)         (5)
-------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in fund shares .        32,769       7,675       15,292      19,708       13,367      14,579
-------------------------------------------------------------------------------------------------------------------------
CLASS C (NOTE 10):
Shares sold ............................            --     175,894           --     427,459           --      57,157
Issued for distributions reinvested ....            --      58,628           --      12,987           --          --
Shares redeemed ........................            --    (260,820)          --    (386,521)          --        (727)
Shares redesignated ....................            --     103,261++         --   1,338,822++         --      10,918++
-------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in fund shares .            --      76,963           --   1,392,747           --      67,348
-------------------------------------------------------------------------------------------------------------------------
CLASS Y:
Shares sold ............................       417,035     244,044    1,314,617   4,815,998    5,095,525   2,010,800
Issued for distributions reinvested ....        81,227      36,266       62,213      41,255        7,312          --
Shares redeemed ........................      (254,515)   (149,704)    (597,923) (4,679,403)  (5,089,897) (1,000,000)
-------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in fund shares .       243,747     130,606      778,907     177,850       12,940   1,010,800
-------------------------------------------------------------------------------------------------------------------------
CLASS C (LEVEL LOAD):
Shares sold ............................         3,896       2,809       15,572       3,964        7,007       7,085
Issued for distributions reinvested ....           261          --          230          --           41          --
Shares redeemed ........................            --          --       (4,385)         --           (1)         --
-------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in fund shares .         4,157       2,809       11,417       3,964        7,047       7,085
-------------------------------------------------------------------------------------------------------------------------


STATEMENTS OF CHANGES                                   GE                          GE
IN NET ASSETS (CONTINUED)                            EMERGING                 PREMIER GROWTH
CHANGES IN FUND SHARES                               MARKETS                      EQUITY
                                                       FUND                         FUND
                                              YEAR ENDED  PERIOD ENDED       YEAR ENDED   YEAR ENDED
                                               SEPTEMBER    SEPTEMBER        SEPTEMBER    SEPTEMBER
                                               30, 2000     30, 1999***      30, 2000     30, 1999
-----------------------------------------------------------------------------------------------------
CLASS A (NOTE 10):
Shares sold ............................       677,841      11,173           2,521,621      591,449
Issued for distributions reinvested ....         8,371          --             104,914       10,840
Shares redeemed ........................      (127,650)         --            (986,923)    (226,666)
Shares redesignated ....................            --     (11,173)                 --     (672,983)
-----------------------------------------------------------------------------------------------------
Net increase (decrease) in fund shares .       558,562          --           1,639,612     (297,360)
-----------------------------------------------------------------------------------------------------
CLASS B:
Shares sold ............................        29,204      16,837             902,439      483,216
Issued for distributions reinvested ....         1,302          --              27,093        3,079
Shares redeemed ........................        (1,286)        (29)           (135,665)     (14,847)
-----------------------------------------------------------------------------------------------------
Net increase (decrease) in fund shares .        29,220      16,808             793,867      471,448
-----------------------------------------------------------------------------------------------------
CLASS C (NOTE 10):
Shares sold ............................            --      56,204                  --    1,148,329
Issued for distributions reinvested ....            --          --                  --       24,527
Shares redeemed ........................            --        (573)                 --     (130,952)
Shares redesignated ....................            --      11,157++                --      669,969++
-----------------------------------------------------------------------------------------------------
Net increase (decrease) in fund shares .            --      66,788                  --    1,711,873
-----------------------------------------------------------------------------------------------------
CLASS Y:
Shares sold ............................     5,460,328   3,035,431           1,536,037    1,755,080
Issued for distributions reinvested ....        70,705          --              29,162       11,802
Shares redeemed ........................    (5,343,962) (2,023,770)         (1,267,484)  (1,386,491)
-----------------------------------------------------------------------------------------------------
Net increase (decrease) in fund shares .       187,071   1,011,661             297,715      380,391
-----------------------------------------------------------------------------------------------------
CLASS C (LEVEL LOAD):
Shares sold ............................         4,018       5,185             107,962        2,594
Issued for distributions reinvested ....           366          --                 888          --
Shares redeemed ........................            --          --              (8,838)         --
-----------------------------------------------------------------------------------------------------
Net increase (decrease) in fund shares .         4,384       5,185             100,012        2,594
-----------------------------------------------------------------------------------------------------

  * For the period December 31, 1998 (inception) through September 30, 1999. ** For the period September 30, 1998 (inception) through September 30, 1999.
*** For the period January 29, 1999 (inception) through September 30, 1999.
  + For the period April 28, 2000 (inception) through September 30, 2000.
 ++ Class C shares were renamed Class A as a result of the redesignation. See
    Note 10 of the Notes to Financial Statements.

---------
See Notes to Financial Statements.



                                   128 & 129

STATEMENTS OF CHANGES                                         GE                  GE                  GE
IN NET ASSETS                                              PREMIER             PREMIER             PREMIER
                                                          RESEARCH          INTERNATIONAL           VALUE
                                                         EQUITY FUND         EQUITY FUND         EQUITY FUND
----------------------------------------------------------------------------------------------------------------
                                                          PERIOD ENDED       PERIOD ENDED          PERIOD ENDED
                                                           SEPTEMBER          SEPTEMBER             SEPTEMBER
                                                           30, 2000+          30, 2000+             30, 2000+
----------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
   OPERATIONS:
     Net investment income / (loss) ....                  $      808        $      57,204      $      59,892
     Net realized gain (loss) on investments, futures,
       written options, foreign currency related
       transactions and swaps ..........                     127,717             (541,426)            11,320
     Net increase (decrease) in
       unrealized appreciation / depreciation               (301,139)          (1,088,524)         1,210,344
----------------------------------------------------------------------------------------------------------------
     Net increase (decrease) from operations                (172,614)          (1,572,746)         1,281,556
----------------------------------------------------------------------------------------------------------------
   DISTRIBUTIONS TO SHAREHOLDERS FROM:
     Net investment income
       Class A .........................                          --                   --                 --
       Class B .........................                          --                   --                 --
       Class C .........................                          --                   --                 --
       Class C (level load) ............                          --                   --                 --
       Class Y .........................                          --                   --                 --
     In excess of net investment income
       Class A .........................                          --                   --                 --
       Class B .........................                          --                   --                 --
       Class C .........................                          --                   --                 --
       Class C (level load) ............                          --                   --                 --
       Class Y .........................                          --                   --                 --
     Net realized gains
       Class A .........................                          --                   --                 --
       Class B .........................                          --                   --                 --
       Class C .........................                          --                   --                 --
       Class C (level load) ............                          --                   --                 --
       Class Y .........................                          --                   --                 --
----------------------------------------------------------------------------------------------------------------
   TOTAL DISTRIBUTIONS .................                          --                   --                 --
----------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from
   operations and distributions ........                    (172,614)          (1,572,746)         1,281,556
----------------------------------------------------------------------------------------------------------------
     Proceeds from sale of shares
       Class A .........................                  33,465,536           32,500,224         44,104,283
       Class B .........................                     264,340              257,541            206,481
       Class C .........................                          --                   --                 --
       Class C (level load) ............                     121,498              100,273            105,157
       Class Y .........................                     100,070              100,070            100,070
     Value of distributions reinvested
       Class A .........................                          --                   --                 --
       Class B .........................                          --                   --                 --
       Class C .........................                          --                   --                 --
       Class C (level load) ............                          --                   --                 --
       Class Y .........................                          --                   --                 --
     Cost of shares redeemed
       Class A .........................                 (20,886,074)         (20,646,741)       (32,365,766)
       Class B .........................                      (4,246)                 (10)               (10)
       Class C .........................                          --                   --                 --
       Class C (level load) ............                         (61)                 (10)               (10)
       Class Y .........................                         (10)                 (10)               (10)
     Value of shares redesignated (Note 10)
       Class A .........................                          --                   --                 --
       Class C .........................                          --                   --                 --
----------------------------------------------------------------------------------------------------------------
     Net increase (decrease) from share transactions      13,061,053           12,311,337         12,150,195
----------------------------------------------------------------------------------------------------------------
   TOTAL INCREASE (DECREASE) IN NET ASSETS                12,888,439           10,738,591         13,431,751

NET ASSETS
     Beginning of period ...............                          --                   --                 --
----------------------------------------------------------------------------------------------------------------
     End of period .....................                 $12,888,439          $10,738,591        $13,431,751
----------------------------------------------------------------------------------------------------------------
UNDISTRIBUTED (OVERDISTRIBUTED) NET
   INVESTMENT INCOME, END OF YEAR ......                 $    19,452          $   125,330        $    78,263


STATEMENTS OF CHANGES                                                    GE                       GE
IN NET ASSETS                                                           FIXED                 GOVERNMENT
                                                                       INCOME                 SECURITIES
                                                                        FUND                     FUND
-------------------------------------------------------------------------------------------------------------------
                                                             YEAR ENDED    YEAR ENDED   YEAR ENDED    YEAR ENDED
                                                              SEPTEMBER    SEPTEMBER     SEPTEMBER    SEPTEMBER
                                                              30, 2000      30, 1999     30, 2000      30, 1999
-------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
   OPERATIONS:
     Net investment income / (loss) ....                  $   8,927,672 $   6,918,570   $16,112,114 $  19,990,938
     Net realized gain (loss) on investments, futures,
       written options, foreign currency related
       transactions and swaps ..........                     (3,496,921)   (1,557,765)   (8,135,218)   (3,802,551)
     Net increase (decrease) in
       unrealized appreciation / depreciation                 3,487,706    (6,970,326)    6,286,974   (25,805,402)
-------------------------------------------------------------------------------------------------------------------
     Net increase (decrease) from operations                  8,918,457    (1,609,521)   14,263,870    (9,617,015)
-------------------------------------------------------------------------------------------------------------------
   DISTRIBUTIONS TO SHAREHOLDERS FROM:
     Net investment income
       Class A .........................                     (5,758,338)   (1,759,290)   (5,143,977)   (1,826,244)
       Class B .........................                       (133,338)     (105,975)  (12,657,996)  (20,205,547)
       Class C .........................                             --    (3,068,814)           --      (287,474)
       Class C (level load) ............                         (6,401)           --        (2,439)           --
       Class Y .........................                     (3,152,159)   (2,028,088)           --            --
     In excess of net investment income
       Class A .........................                             --            --            --       (27,048)
       Class B .........................                             --            --            --      (299,260)
       Class C .........................                             --            --            --        (4,258)
       Class C (level load) ............                             --            --            --            --
       Class Y .........................                             --            --            --            --
     Net realized gains
       Class A .........................                             --            --            --            --
       Class B .........................                             --            --            --            --
       Class C .........................                             --            --            --            --
       Class C (level load) ............                             --            --            --            --
       Class Y .........................                             --            --            --            --
-------------------------------------------------------------------------------------------------------------------
   TOTAL DISTRIBUTIONS .................                     (9,050,236)   (6,962,167)  (17,804,412)  (22,649,831)
-------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from
   operations and distributions ........                       (131,779)   (8,571,688)   (3,540,542)  (32,266,846)
-------------------------------------------------------------------------------------------------------------------
     Proceeds from sale of shares
       Class A .........................                     28,880,314    16,074,155    85,368,939    18,299,359
       Class B .........................                        450,443     1,661,775       947,663     1,564,140
       Class C .........................                             --    25,941,359            --     8,984,911
       Class C (level load) ............                        291,616        70,000         8,169        70,000
       Class Y .........................                     39,700,946    32,062,979            --            --
     Value of distributions reinvested
       Class A .........................                      5,029,447     1,744,421     3,365,815     1,212,950
       Class B .........................                        120,881        92,742     6,819,460    11,006,743
       Class C .........................                             --     2,520,894            --       257,463
       Class C (level load) ............                          6,126            --         2,424            --
       Class Y .........................                      3,116,605     2,015,869            --            --
     Cost of shares redeemed
       Class A .........................                    (25,058,379)  (19,846,087)  (28,770,495)   (7,089,591)
       Class B .........................                     (1,358,658)     (604,323) (137,929,461) (113,282,929)
       Class C .........................                             --   (13,270,795)           --    (1,741,911)
       Class C (level load) ............                        (70,528)           --       (69,445)           --
       Class Y .........................                    (19,925,233)  (25,598,559)           --            --
     Value of shares redesignated (Note 10)
       Class A .........................                             --   (30,959,039)           --     8,088,932
       Class C .........................                             --    30,959,039            --    (8,088,932)
-------------------------------------------------------------------------------------------------------------------
     Net increase (decrease) from share transactions         31,183,580    22,864,430   (70,256,931)  (80,718,865)
-------------------------------------------------------------------------------------------------------------------
   TOTAL INCREASE (DECREASE) IN NET ASSETS                   31,051,801    14,292,742   (73,797,473) (112,985,711)

NET ASSETS
     Beginning of period ...............                    131,292,636   116,999,894   312,202,182   425,187,893
-------------------------------------------------------------------------------------------------------------------
     End of period .....................                   $162,344,437  $131,292,636  $238,404,709  $312,202,182
-------------------------------------------------------------------------------------------------------------------
UNDISTRIBUTED (OVERDISTRIBUTED) NET
   INVESTMENT INCOME, END OF YEAR ......                   $    499,466  $    260,617  $    188,734  $   (276,571)


STATEMENTS OF CHANGES                                          GE                                                    GE
IN NET ASSETS                                              SHORT-TERM                     GE                        HIGH
                                                           GOVERNMENT                 TAX-EXEMPT                    YIELD
                                                              FUND                       FUND                        FUND
------------------------------------------------------------------------------------------------------------------------------------
                                                       YEAR ENDED    YEAR ENDED  YEAR ENDED   YEAR ENDED  YEAR ENDED  PERIOD ENDED
                                                        SEPTEMBER     SEPTEMBER   SEPTEMBER    SEPTEMBER    SEPTEMBER    SEPTEMBER
                                                        30, 2000      30, 1999    30, 2000     30, 1999     30, 2000     30, 1999*
------------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
   OPERATIONS:
     Net investment income / (loss) ....              $  3,255,293 $  1,202,021 $ 1,110,824 $ 1,294,730 $  2,508,154 $ 1,185,368
     Net realized gain (loss) on investments, futures,
       written options, foreign currency related
       transactions and swaps ..........                  (307,405)     116,762    (314,048)   (161,812)    (247,994)   (160,680)
     Net increase (decrease) in
       unrealized appreciation / depreciation              554,437     (670,369)    326,240  (1,896,136)  (2,691,521)   (880,771)
------------------------------------------------------------------------------------------------------------------------------------
     Net increase (decrease) from operations             3,502,325      648,414   1,123,016    (763,218)    (431,361)    143,917
------------------------------------------------------------------------------------------------------------------------------------
   DISTRIBUTIONS TO SHAREHOLDERS FROM:
     Net investment income
       Class A .........................                (1,271,321)    (419,703)   (854,370)   (271,001)    (437,925)     (5,379)
       Class B .........................                   (23,799)     (30,624)   (251,418)   (307,436)     (63,824)     (5,478)
       Class C .........................                        --     (470,958)         --    (715,149)          --     (60,256)
       Class C (level load) ............                    (6,047)          --      (3,810)         --      (65,416)         --
       Class Y .........................                (1,959,995)    (283,959)     (1,229)     (1,147)  (1,956,386) (1,114,255)
     In excess of net investment income
       Class A .........................                        --           --          --          --           --          --
       Class B .........................                        --           --          --          --           --          --
       Class C .........................                        --           --          --          --           --          --
       Class C (level load) ............                        --           --          --          --           --          --
       Class Y .........................                        --           --          --          --           --          --
     Net realized gains
       Class A .........................                   (25,818)     (38,417)         --          --           --          --
       Class B .........................                      (541)      (3,579)         --          --           --          --
       Class C .........................                        --      (37,788)         --          --           --          --
       Class C (level load) ............                      (115)          --          --          --           --          --
       Class Y .........................                    (3,090)     (32,682)         --          --           --          --
------------------------------------------------------------------------------------------------------------------------------------
   TOTAL DISTRIBUTIONS .................                (3,290,726)  (1,317,710) (1,110,827) (1,294,733)  (2,523,551) (1,185,368)
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from
   operations and distributions ........                   211,599     (669,296)     12,189  (2,057,951)  (2,954,912) (1,041,451)
------------------------------------------------------------------------------------------------------------------------------------
     Proceeds from sale of shares
       Class A .........................                13,128,046    3,527,565   5,296,750     749,798    6,530,900     140,749
       Class B .........................                   265,425      295,325     318,608     603,787    1,218,673     171,010
       Class C .........................                        --    6,646,546          --  12,388,023           --   1,949,270
       Class C (level load) ............                   361,742       70,000     100,148      70,000    1,132,704      70,000
       Class Y .........................                53,851,214    1,694,190          30          --    3,113,478  20,000,160
     Value of distributions reinvested
       Class A .........................                 1,197,066      441,082     639,239      54,219      324,867       4,971
       Class B .........................                    20,738       29,138     173,468     214,362       17,854       5,225
       Class C .........................                        --      467,900          --     624,445           --      28,202
       Class C (level load) ............                     5,964           --       3,735          --       23,943          --
       Class Y .........................                 1,917,867      316,658       1,222       1,142    1,944,059   1,095,962
     Cost of shares redeemed
       Class A .........................               (15,310,144)  (1,686,423) (8,638,554)   (294,952)  (1,162,812)         --
       Class B .........................                  (576,637)    (557,985) (2,356,703) (1,970,806)    (209,552)    (16,486)
       Class C .........................                        --   (2,909,386)         --  (6,244,697)          --    (126,444)
       Class C (level load) ............                  (316,627)          --     (70,507)         --      (93,991)         --
       Class Y .........................                (9,871,543)  (8,149,832)       (157)         (6)    (141,817)         --
     Value of shares redesignated (Note 10)
       Class A .........................                        --  (10,939,300)         --  16,384,881           --    (140,479)
       Class C .........................                        --   10,939,300          -- (16,384,881)          --     140,479
------------------------------------------------------------------------------------------------------------------------------------
     Net increase (decrease) from share transactions    44,673,111      184,778  (4,532,721)  6,195,315   12,698,306  23,322,619
------------------------------------------------------------------------------------------------------------------------------------
   TOTAL INCREASE (DECREASE) IN NET ASSETS              44,884,710     (484,518) (4,520,532)  4,137,364    9,743,394  22,281,168

NET ASSETS
     Beginning of period ...............                26,957,084   27,441,602  29,590,965  25,453,601   22,281,168          --
------------------------------------------------------------------------------------------------------------------------------------
     End of period .....................               $71,841,794  $26,957,084 $25,070,433 $29,590,965  $32,024,562 $22,281,168
------------------------------------------------------------------------------------------------------------------------------------
UNDISTRIBUTED (OVERDISTRIBUTED) NET
   INVESTMENT INCOME, END OF YEAR ......               $    15,804  $    21,673 $    76,818 $    76,821  $   179,355 $    19,810


STATEMENTS OF CHANGES                                                   GE                        GE
IN NET ASSETS                                                        STRATEGIC                  MONEY
                                                                     INVESTMENT                 MARKET
                                                                       FUND                      FUND**
-----------------------------------------------------------------------------------------------------------------------
                                                              YEAR ENDED    YEAR ENDED  YEAR ENDED   YEAR ENDED
                                                               SEPTEMBER    SEPTEMBER    SEPTEMBER    SEPTEMBER
                                                               30, 2000     30, 1999     30, 2000     30, 1999
-----------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
   OPERATIONS:
     Net investment income / (loss) ....                 $   5,110,486 $   3,738,566 $  13,234,931  $  7,997,170
     Net realized gain (loss) on investments, futures,
       written options, foreign currency related
       transactions and swaps ..........                    14,465,547     7,695,420            --            --
     Net increase (decrease) in
       unrealized appreciation / depreciation                6,201,425    10,855,622            --            --
-----------------------------------------------------------------------------------------------------------------------
     Net increase (decrease) from operations                25,777,458    22,289,608    13,234,931     7,997,170
-----------------------------------------------------------------------------------------------------------------------
   DISTRIBUTIONS TO SHAREHOLDERS FROM:
     Net investment income
       Class A .........................                    (2,169,346)     (638,181)  (13,235,011)   (7,998,158)
       Class B .........................                      (264,181)     (195,368)           --            --
       Class C .........................                            --    (1,188,354)           --            --
       Class C (level load) ............                        (4,264)           --            --            --
       Class Y .........................                    (1,416,422)   (1,334,185)           --            --
     In excess of net investment income
       Class A .........................                            --            --            --            --
       Class B .........................                            --            --            --            --
       Class C .........................                            --            --            --            --
       Class C (level load) ............                            --            --            --            --
       Class Y .........................                            --            --            --            --
     Net realized gains
       Class A .........................                    (4,392,881)   (2,732,777)           --            --
       Class B .........................                      (717,573)   (1,006,283)           --            --
       Class C .........................                            --    (4,382,836)           --            --
       Class C (level load) ............                        (7,991)           --            --            --
       Class Y .........................                    (2,514,509)   (4,474,829)           --            --
-----------------------------------------------------------------------------------------------------------------------
   TOTAL DISTRIBUTIONS .................                   (11,487,167)  (15,952,813)  (13,235,011)   (7,998,158)
-----------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from
   operations and distributions ........                    14,290,291     6,336,795           (80)         (988)
-----------------------------------------------------------------------------------------------------------------------
     Proceeds from sale of shares
       Class A .........................                    34,348,783     8,326,786   478,683,865   368,131,388
       Class B .........................                     6,102,581     4,870,311            --            --
       Class C .........................                            --    23,300,754            --            --
       Class C (level load) ............                     2,323,941        70,000            --            --
       Class Y .........................                    13,080,715    15,731,664            --            --
     Value of distributions reinvested
       Class A .........................                     6,392,931     3,366,398    12,458,869     7,631,458
       Class B .........................                       927,614     1,124,159            --            --
       Class C .........................                            --     5,427,453            --            --
       Class C (level load) ............                        12,253            --            --            --
       Class Y .........................                     3,931,461     5,809,005            --            --
     Cost of shares redeemed
       Class A .........................                   (27,235,062)   (8,854,818) (418,412,087) (333,271,857)
       Class B .........................                    (3,405,297)   (1,181,212)           --            --
       Class C .........................                            --   (10,237,274)           --            --
       Class C (level load) ............                      (222,532)           --            --            --
       Class Y .........................                   (14,061,637)  (13,089,905)           --            --
     Value of shares redesignated (Note 10)
       Class A .........................                            --   (37,490,879)           --            --
       Class C .........................                            --    37,490,879            --            --
-----------------------------------------------------------------------------------------------------------------------
     Net increase (decrease) from share transactions        22,195,751    34,663,321    72,730,647    42,490,989
-----------------------------------------------------------------------------------------------------------------------
   TOTAL INCREASE (DECREASE) IN NET ASSETS                  36,486,042    41,000,116    72,730,567    42,490,001

NET ASSETS
     Beginning of period ...............                   186,190,483   145,190,367   196,155,299   153,665,298
-----------------------------------------------------------------------------------------------------------------------
     End of period .....................                  $222,676,525  $186,190,483  $268,885,866  $196,155,299
-----------------------------------------------------------------------------------------------------------------------
UNDISTRIBUTED (OVERDISTRIBUTED) NET
   INVESTMENT INCOME, END OF YEAR ......                  $  4,181,549  $  2,907,036  $     58,994  $     59,091


 * For the period December 31, 1998 (inception) through September 30, 1999.
** GE Money Market Fund is a no load fund offering only one class of shares to all investors.
 + For the period April 28, 2000 (inception) through September 30, 2000.



-----------
See Notes to Financial Statements.


                                   130 & 131

STATEMENTS OF CHANGES                                 GE               GE              GE                        GE
IN NET ASSETS (CONTINUED)                           PREMIER          PREMIER         PREMIER                    FIXED
CHANGES IN FUND SHARES                             RESEARCH       INTERNATIONAL       VALUE                    INCOME
                                                  EQUITY FUND      EQUITY FUND     EQUITY FUND                  FUND
--------------------------------------------------------------------------------------------------------------------------------
                                                 PERIOD ENDED     PERIOD ENDED    PERIOD ENDED      YEAR ENDED      YEAR ENDED
                                                   SEPTEMBER        SEPTEMBER       SEPTEMBER        SEPTEMBER       SEPTEMBER
                                                  30, 2000 +       30, 2000 +      30, 2000 +        30, 2000        30, 1999
--------------------------------------------------------------------------------------------------------------------------------
CLASS A (NOTE 10):
Shares sold ............................          3,256,830       3,192,742       4,176,641          2,486,291       1,309,417
Issued for distributions reinvested ....                 --              --              --            434,027         144,112
Shares redeemed ........................         (2,002,491)     (2,003,982)     (3,005,500)        (2,163,024)     (1,640,540)
Shares redesignated ....................                 --              --              --                 --      (2,632,817)
--------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in fund shares .          1,254,339       1,188,760       1,171,141            757,294      (2,819,828)
--------------------------------------------------------------------------------------------------------------------------------
CLASS B:
Shares sold ............................             26,245          25,984          20,501             38,630         137,143
Issued for distributions reinvested ....                 --              --              --             10,429           7,685
Shares redeemed ........................               (393)             (1)             (1)          (117,307)        (50,180)
--------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in fund shares .             25,852          25,983          20,500            (68,248)         94,648
--------------------------------------------------------------------------------------------------------------------------------
CLASS C (NOTE 10):
Shares sold ............................                 --              --              --                 --       2,128,616
Issued for distributions reinvested ....                 --              --              --                 --         208,804
Shares redeemed ........................                 --              --              --                 --      (1,093,325)
Shares redesignated ....................                 --              --              --                 --       2,630,335++
--------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in fund shares .                 --              --              --                 --       3,874,430
--------------------------------------------------------------------------------------------------------------------------------
CLASS Y:
Shares sold ............................             10,007          10,007          10,007          3,437,151       2,627,378
Issued for distributions reinvested ....                 --              --              --            269,121         166,900
Shares redeemed ........................                 (1)             (1)             (1)        (1,721,915)     (2,117,582)
--------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in fund shares .             10,006          10,006          10,006          1,984,357         676,696
--------------------------------------------------------------------------------------------------------------------------------
CLASS C (LEVEL LOAD):
Shares sold ............................             12,081          10,028          10,509             25,026           5,947
Issued for distributions reinvested ....                 --              --              --                528              --
Shares redeemed ........................                 (6)             (1)             (1)            (6,096)             --
--------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in fund shares .             12,075          10,027          10,508             19,458           5,947
--------------------------------------------------------------------------------------------------------------------------------


STATEMENTS OF CHANGES                                   GE                             GE
IN NET ASSETS (CONTINUED)                           GOVERNMENT                    SHORT-TERM                         GE
CHANGES IN FUND SHARES                              SECURITIES                    GOVERNMENT                    TAX-EXEMPT
                                                       FUND                           FUND                         FUND
-----------------------------------------------------------------------------------------------------------------------------------
                                             YEAR ENDED      YEAR ENDED    YEAR ENDED      YEAR ENDED   YEAR ENDED     YEAR ENDED
                                              SEPTEMBER       SEPTEMBER     SEPTEMBER       SEPTEMBER    SEPTEMBER      SEPTEMBER
                                              30, 2000        30, 1999      30, 2000        30, 1999     30, 2000       30, 1999
-----------------------------------------------------------------------------------------------------------------------------------
CLASS A (NOTE 10):
Shares sold ............................     10,715,569       2,201,504     1,129,607         298,453      480,624         65,078
Issued for distributions reinvested ....        421,712         143,852       103,037          37,352       58,062          4,762
Shares redeemed ........................     (3,611,149)       (847,660)   (1,319,773)       (142,583)    (784,415)       (25,923)
Shares redesignated ....................             --         992,629            --        (934,532)          --      1,467,916
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in fund shares .      7,526,132       2,490,325       (87,129)       (741,310)    (245,729)     1,511,833
-----------------------------------------------------------------------------------------------------------------------------------
CLASS B:
Shares sold ............................        117,142         181,816        22,857          24,906       29,200         51,615
Issued for distributions reinvested ....        847,818       1,290,547         1,787           2,467       15,775         18,557
Shares redeemed ........................    (17,149,479)    (13,346,412)      (49,647)        (47,118)    (214,404)      (170,051)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in fund shares .    (16,184,519)    (11,874,049)      (25,003)        (19,745)    (169,429)       (99,879)
-----------------------------------------------------------------------------------------------------------------------------------
CLASS C (NOTE 10):
Shares sold ............................             --         895,961            --         563,042           --      1,014,919
Issued for distributions reinvested ....             --          26,136            --          39,627           --         52,155
Shares redeemed ........................             --        (175,695)           --        (246,049)          --       (532,407)
Shares redesignated ....................             --        (839,779)           --         933,786++         --     (1,412,373)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in fund shares .             --         (93,377)           --       1,290,406           --       (877,706)
-----------------------------------------------------------------------------------------------------------------------------------
CLASS Y:
Shares sold ............................             --              --     4,646,365         143,939            2             --
Issued for distributions reinvested ....             --              --       165,304          26,772          107             95
Shares redeemed ........................             --              --      (851,906)       (688,818)         (13)            --
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in fund shares .             --              --     3,959,763        (518,107)          96             95
-----------------------------------------------------------------------------------------------------------------------------------
CLASS C (LEVEL LOAD):
Shares sold ............................          1,005           8,537        31,074           5,983        9,196          6,289
Issued for distributions reinvested ....            301              --           514              --          339             --
Shares redeemed ........................         (8,638)             --       (27,210)             --       (6,415)            --
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in fund shares .         (7,332)          8,537         4,378           5,983        3,120          6,289
-----------------------------------------------------------------------------------------------------------------------------------


STATEMENTS OF CHANGES                                    GE                            GE                           GE
IN NET ASSETS (CONTINUED)                               HIGH                       STRATEGIC                       MONEY
CHANGES IN FUND SHARES                                  YIELD                      INVESTMENT                      MARKET
                                                        FUND                          FUND                         FUND**
------------------------------------------------------------------------------------------------------------------------------------
                                               YEAR ENDED    PERIOD ENDED   YEAR ENDED      YEAR ENDED   YEAR ENDED      YEAR ENDED
                                                SEPTEMBER       SEPTEMBER    SEPTEMBER       SEPTEMBER    SEPTEMBER       SEPTEMBER
                                                30, 2000        30, 1999     30, 2000        30, 1999     30, 2000        30, 1999
------------------------------------------------------------------------------------------------------------------------------------
CLASS A (NOTE 10):
Shares sold ............................         689,772          14,219     1,315,556         331,745  478,683,865     368,126,450
Issued for distributions reinvested ....          35,354             505       257,151         142,765   12,458,869       7,630,908
Shares redeemed ........................        (123,345)             --    (1,050,173)       (353,840)(418,412,087)   (333,266,918)
Shares redesignated ....................              --         (14,724)           --      (1,481,299)          --              --
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in fund shares .         601,781              --       522,534      (1,360,629)  72,730,647      42,490,440
------------------------------------------------------------------------------------------------------------------------------------
CLASS B:
Shares sold ............................         129,073          17,336       237,855         197,491           --              --
Issued for distributions reinvested ....           1,931             532        38,126          48,393           --              --
Shares redeemed ........................         (22,758)         (1,725)     (133,234)        (48,091)          --              --
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in fund shares .         108,246          16,143       142,747         197,793           --              --
------------------------------------------------------------------------------------------------------------------------------------
CLASS C (NOTE 10):
Shares sold ............................              --         198,263            --         924,935           --              --
Issued for distributions reinvested ....              --           2,898            --         229,489           --              --
Shares redeemed ........................              --         (13,248)           --        (405,876)          --              --
Shares redesignated ....................              --          14,728++          --       1,474,104++        --               --
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in fund shares .              --         202,641            --       2,222,652           --              --
------------------------------------------------------------------------------------------------------------------------------------
CLASS Y:
Shares sold ............................         328,842       2,000,016       495,258         630,397           --              --
Issued for distributions reinvested ....         209,537         111,460       158,143         245,520           --              --
Shares redeemed ........................         (15,586)             --      (539,160)       (518,456)          --              --
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in fund shares .         522,793       2,111,476       114,241         357,461           --              --
------------------------------------------------------------------------------------------------------------------------------------
CLASS C (LEVEL LOAD):
Shares sold ............................         117,251           7,345        92,967           2,863           --              --
Issued for distributions reinvested ....           2,580              --           507              --           --              --
Shares redeemed ........................         (10,062)             --        (8,680)             --           --              --
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in fund shares .         109,769           7,345        84,794           2,863           --              --
------------------------------------------------------------------------------------------------------------------------------------

*  For the period December 31, 1998 (inception) through September 30, 1999.
** GE Money Market Fund is a no load fund offering only one class of shares to all investors.
 + For the period April 28, 2000 (inception) through September 30, 2000.
++ Class C shares were renamed Class A as a result of the redesignation. See Note 10 of the Notes to Financial
   Statements.



------------
See Notes to Financial Statements.


                                   132 & 133

                                NOTES TO FINANCIAL STATEMENTS SEPTEMBER 30, 2000


1.   ORGANIZATION OF THE FUNDS

GE Funds (the "Trust") is registered under the Investment Company Act of 1940, as amended, (the "1940 Act") as an open-end management investment company. The Trust was organized as a Massachusetts business trust on August 10, 1992, and is authorized to issue an unlimited number of shares. It is comprised of twenty-two investment portfolios (each a "Fund" and collectively the "Funds"), although only the following twenty-one are currently being offered: GE U.S. Equity Fund, GE Value Equity Fund, GE Mid-Cap Growth Fund, GE Mid-Cap Value Equity Fund, GE Small-Cap Value Equity Fund, GE S&P 500 Index Fund, GE Global Equity Fund, GE International Equity Fund, GE Europe Equity Fund, GE Emerging Markets Fund, GE Premier Growth Equity Fund, GE Premier Research Equity Fund, GE Premier International Equity Fund, GE Premier Value Equity Fund, GE Fixed Income Fund, GE Government Securities Fund, GE Short-Term Government Fund, GE Tax-Exempt Fund, GE High Yield Fund, GE Strategic Investment Fund and GE Money Market Fund. The Funds (except GE S&P 500 Index Fund and GE Money Market Fund) are presently authorized to issue four classes of shares. As of September 30, 2000, each Fund had four share classes active, except for GE Government Securities Fund, which had only three classes active.

GE Investment Management Incorporated, the Funds' investment advisor and a wholly-owned subsidiary of General Electric Company, changed its name to GE Asset Management Incorporated ("GEAM") effective January 28, 2000.

MAXIMUM SALES LOAD IMPOSED ON PURCHASES OF CLASS A SHARES (AS A PERCENTAGE OF OFFERING PRICE):

          5.75%               4.25%                2.50%
--------------------------------------------------------------------------------
GE U.S. Equity Fund       GE Fixed            GE Short-Term
                             Income Fund         Government Fund
GE Value Equity Fund      GE Government
                             Securities Fund
GE Mid-Cap Growth Fund    GE Tax-Exempt Fund
GE Mid-Cap Value          GE High Yield Fund
   Equity Fund
GE Small-Cap Value
   Equity Fund
GE Global Equity Fund
GE International
   Equity Fund

          5.75%               4.25%                2.50%
--------------------------------------------------------------------------------
GE Europe Equity Fund
GE Emerging Markets Fund
GE Premier Growth
   Equity Fund
GE Premier Research
   Equity Fund
GE Premier International
   Equity Fund
GE Premier Value Equity Fund
GE Strategic Investment Fund

There is no front-end sales load imposed on individual purchases of Class A shares of $1 million or more. The front-end sales charge is also waived in other instances as described in the Funds' prospectus.

MAXIMUM CONTINGENT DEFERRED SALES CHARGE IMPOSED ON REDEMPTIONS OF CLASS B SHARES (AS A PERCENTAGE OF REDEMPTION PROCEEDS) WITHIN THE FIRST YEAR ARE:


               3.00%                        4.00%
--------------------------------------------------------------------------------
GE Fixed Income Fund             GE U.S. Equity Fund
GE Government Securities Fund    GE Value Equity Fund
GE Short-Term Government Fund    GE Mid-Cap Growth Fund
GE Tax-Exempt Fund               GE Mid-Cap Value Equity Fund
GE High Yield Fund               GE Small-Cap Value Equity Fund
                                 GE Global Equity Fund
                                 GE International Equity Fund
                                 GE Europe Equity Fund
                                 GE Emerging Markets Fund
                                 GE Premier Growth Equity Fund
                                 GE Premier Research Equity Fund
                                 GE Premier International Equity Fund
                                 GE Premier Value Equity Fund
                                 GE Strategic Investment Fund

Except as described in the next paragraph, the maximum contingent deferred sales charge for Class B redemptions for all Funds are as follows: within the second year -- 3.00%; within the third year -- 2.00%; within the fourth year -- 1.00% and within the fifth year and thereafter -- 0.00%.

The maximum contingent deferred sales charge for Class B redemptions from shares acquired, either by purchase or exchange, as a result of the combination on September 26, 1997 of the Investors Trust Funds, with the GE Funds is as follows: 5.00% within the first year, 4.00% within the second

                                NOTES TO FINANCIAL STATEMENTS SEPTEMBER 30, 2000

year, 3.00% within the third year, 2.00% within the fourth year, 1.00% within the fifth year, and 0.00% thereafter.

The maximum contingent deferred sales charge imposed on Class C (level load) redemptions for all Funds is 1.00% within the first year of purchase and 0.00% thereafter.

Purchases of $1 million or more in Class A shares at net asset value are subject to a 1.00% contingent deferred sales charge if redeemed within one year of purchase.

No front-end or contingent deferred sales charges are assessed by the Trust with respect to Class Y shares or shares of GE S&P 500 Index Fund or GE Money Market Fund.


2.   SUMMARY OF SIGNIFICANT
     ACCOUNTING POLICIES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions at the date of the financial statements. Actual results may differ from those estimates.

The following summarizes the significant accounting policies of the Trust:

SECURITY VALUATION AND TRANSACTIONS
Securities for which exchange (or NASDAQ) quotations are readily available are valued at the last sale price, or if no sales occurred on that day, at the last quoted bid price. Certain fixed income securities are valued by a dealer or by a pricing service based upon a matrix system, which considers market transactions as well as dealer supplied valuations. Valuations for municipal bonds are based on prices obtained from a qualified municipal bond pricing service; such prices represent the mean of the bid and ask of the secondary market. Short-term investments maturing within 60 days are valued at amortized cost or original cost plus accrued interest, both of which approximate current value. Fund positions that cannot be valued as set forth above are valued at fair value determined in good faith under procedures approved by the Board of Trustees of the Funds.

In accordance with Rule 2a-7 of the 1940 Act, GE Money Market Fund values securities initially at cost and, thereafter, securities are assumed to have a constant amortization to maturity of any discount or premium.
Amortized cost approximates fair value.

Security transactions are accounted for as of the trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost for both financial statement and federal tax purposes.

Each Fund's income, expenses (other than distribution fees) and realized and unrealized gains and losses are allocated proportionally each day among the classes based upon the relative net assets of each class.

REPURCHASE AGREEMENTS
Each of the Funds may enter into repurchase agreements. The Funds' custodian takes possession of the collateral pledged for investments in repurchase agreements on behalf of the Funds. The Funds value the underlying collateral daily on a mark-to-market basis to determine that the value, including accrued interest, is at least equal to 102% of the repurchase price. In the event the seller defaults and the value of the security declines, or if the seller enters an insolvency proceeding, realization of the collateral by the Funds may be delayed or limited.

SECURITY LENDING
Each of the Funds may loan securities to brokers, dealers, and financial institutions determined by GEAM to be creditworthy, subject to certain limitations. The Funds continue to receive the interest and dividends on the loaned securities during the term of the loan. The loans of securities are secured by collateral in the form of cash or other liquid assets, which are segregated and maintained with the custodian in an amount at least equal to 102% of the current market value of the loaned securities. During the term of the loan, the Funds will receive any gain or loss in the market value of its loaned securities and of securities in which cash collateral is invested net of any rebate. In the event the counterparty (borrower) does not meet its contracted obligation to return the securities, the Funds may be exposed to the risk of loss of reacquiring the loaned securities at prevailing market prices using the proceeds of the sale of the collateral.

                                NOTES TO FINANCIAL STATEMENTS SEPTEMBER 30, 2000

FOREIGN CURRENCY
Accounting records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in foreign currency are translated to U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expense payments denominated in foreign currencies are translated into U.S. dollars at the prevailing exchange rate on the respective dates of such transactions.

The Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates from the fluctuations arising from changes in market prices of securities during the period. Such fluctuations are included in net realized or unrealized gain or loss from investments.

Net realized gains or losses on foreign currency transactions represent net gains or losses on sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income and withholding taxes accrued and the U.S. dollar amount actually received and paid, and gains or losses between the trade and settlement date on purchases and sales of securities. Net unrealized foreign exchange gains and losses arising from changes in the value of other assets and liabilities as a result of changes in foreign exchange rates are included as increases or decreases in unrealized appreciation/depreciation on foreign currency related transactions.

FINANCIAL FUTURES CONTRACTS AND OPTIONS

FUTURES CONTRACTS
Certain Funds may invest in interest rate, financial and stock or bond index futures contracts subject to certain limitations. The Funds may invest in futures contracts to manage their exposure to the stock and bond markets and fluctuations in currency values. Buying futures tends to increase a Fund's exposure to the underlying instrument while selling futures tends to decrease a Fund's exposure to the underlying instrument, or hedge other Fund investments. A Fund will not enter into a transaction involving futures for speculative purposes. The Fund's risks in using these contracts include changes in the value of the underlying instruments, non-performance of the counterparties under the contracts' terms and changes in the liquidity of the secondary market for the contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they principally trade.

Upon entering into a futures contract, the Funds are required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount, known as initial margin deposit. Subsequent payments, known as variation margin, are made or received by the Funds each day, depending on the daily fluctuation in the fair value of the underlying security. The Funds record an unrealized gain or loss equal to the daily variation margin. Should market conditions move unexpectedly, the Fund may not achieve the anticipated benefits of the futures contracts and may incur a loss. The Funds recognize a realized gain or loss on the expiration or closing of a futures contract.

OPTIONS
Certain Funds may purchase and write options, subject to certain limitations. The Funds may invest in options contracts to manage their exposure to the stock and bond markets and fluctuations in currency values. Writing puts and buying calls tend to increase a Fund's exposure to the underlying instrument while buying puts and writing calls tend to decrease a Fund's exposure to the underlying instrument, or hedge other Fund investments. A Fund will not enter into a transaction involving options for speculative purposes. The Fund's risks in using these contracts include changes in the value of the underlying instruments, non-performance of the counterparties under the contracts' terms and changes in the liquidity of the secondary market for the contracts. Options are valued at the last sale price, or if no sales occurred on that day, at the last quoted bid price.

When a Fund writes an option, the amount of the premium received is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Funds on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase, as a realized loss. When an option is exercised, the proceeds from the sale of the underlying security or the cost basis of the securities purchased is adjusted by the original premium received or paid.

                                NOTES TO FINANCIAL STATEMENTS SEPTEMBER 30, 2000

SWAP CONTRACTS
Certain Funds may invest in swap agreements. A swap agreement is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Funds may enter into total return swaps as part of their investment strategies. Total return swap agreements involve commitments to pay interest in exchange for a market linked return based upon a notional principal amount. To the extent the total return of the security or index underlying the agreement exceeds or falls short of the offsetting interest rate obligation, the Funds will receive a payment from or make a payment to the counterparty. Payments received or made are recorded as realized gain or loss in the Statement of Operations. Entering into swap agreements involves, to varying degrees, elements of credit and market risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform and that there may be unfavorable changes in the value of the index or securities underlying the agreement. Notional principal amounts are used to express the extent of involvement in these transaction, but the amounts potentially subject to credit risk are much smaller.

WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS
Each of the Funds may purchase or sell securities on a when-issued or forward commitment basis. These transactions are arrangements in which the Funds purchase and sell securities with payment and delivery scheduled a month or more after entering into the transactions. The price of the underlying securities and the date when these securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract. In connection with such purchases, the Funds maintain cash or liquid assets in an amount equal to purchase commitments for such underlying securities until settlement date and for sales commitments the Funds maintain equivalent deliverable securities as "cover" for the transaction. Unsettled commitments are valued at current market value of the underlying security. Daily fluctuations in the value of such contracts are recorded as unrealized gains or losses. The Funds will not enter into such agreements for the purpose of investment leverage.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
Certain Funds may enter into forward foreign currency exchange contracts to facilitate transactions in foreign denominated securities and to manage the Fund's currency exposure. Forward foreign currency exchange contracts are valued at the mean between the bid and the offered forward rates as last quoted by a recognized dealer. The aggregate principal amounts of the contracts are not recorded in the Fund's financial statements. Such amounts appear under the caption forward foreign currency contracts in the Schedule of Investments. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (or liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains or losses on foreign currency related transactions. The Fund's risks in using these contracts include changes in the value of foreign currency or the possibility that the counterparties do not perform under the contracts' terms. When a Fund enters into a forward foreign currency exchange contract, it is required to segregate cash or liquid securities with its custodian in an amount equal to the value of the Fund's total assets committed to the consummation of the forward contract. If the value of the segregated securities declines, additional cash or securities is segregated so that the value of the account will equal the amount of the Fund's commitment with respect to the contract.

INVESTMENTS IN FOREIGN MARKETS
Investments in foreign markets may involve special risks and considerations not typically associated with investing in the United States. These risks include revaluation of currencies, high rates of inflation, repatriation on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls, tariffs and taxes, subject to delays in settlements, and their prices may be more volatile.

The Funds may be subject to capital gains and repatriation taxes imposed by certain countries in which they invest. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based upon net investment income, net realized gains and net unrealized appreciation as income and/or capital gains are earned. At September 30, 2000, the GE Emerging Markets Fund has recorded a deferred tax accrual of $60,996 with

                                NOTES TO FINANCIAL STATEMENTS SEPTEMBER 30, 2000

respect to unrealized appreciation on applicable investments in securities. These accruals are included in net realized and unrealized gain (loss) on investments in the Statement of Operations.

INCOME TAXES
The Funds intend to comply with all sections of the Internal Revenue Code applicable to regulated investment companies including the distribution of substantially all of their taxable net investment income, tax-exempt income, and net realized capital gains to their shareholders. Therefore, no provision for federal income tax has been made. Each Fund is treated as a separate taxpayer for federal income tax purposes.

As of September 30, 2000, the following Funds have capital loss carryovers as indicated below. The capital loss carryover of the GE Tax-Exempt Fund includes a capital loss carryover of $42,651 acquired as a result of the reorganization with the Investors Trust Tax Free Fund. The capital loss carryover is available to offset future realized capital gains to the extent provided in the Internal Revenue Code and regulations thereunder. To the extent that these carryover losses are used to offset future capital gains, it is probable that the gains so offset will not be distributed to shareholders because they would be taxable as ordinary income.

              FUND                         AMOUNT       EXPIRES
--------------------------------------------------------------------------------
GE Tax-Exempt Fund                       $    333,580     2004
                                              437,039     2008
GE Fixed Income Fund                          182,527     2003
                                               38,636     2004
                                              445,270     2005
                                            2,159,439     2008
GE Government
       Securities Fund                     78,123,796     2002
                                          107,525,597     2003
                                            1,748,819     2004
                                            6,478,543     2008
GE Short-Term
       Government Fund                         12,130     2008
GE Money Market Fund                            3,153     2003
                                                5,688     2005
GE High Yield Fund                            176,620     2008

The GE Mid-Cap Growth Fund utilized $1,693,901 of its capital loss carryovers during the current year.


Any net capital and currency losses incurred after October 31, within each Fund's tax year, are deemed to arise on the first day of the Fund's next tax year if the Fund so elects to defer such losses.

The Funds incurred and elected to defer losses incurred after October 31, 1999 as follows:

         FUND                          CURRENCY       CAPITAL
--------------------------------------------------------------------------------
GE International Equity Fund         $   67,273             --
GE Global Equity Fund                   119,911             --
GE Value Equity Fund                        216             --
GE Strategic Investment Fund             43,928             --
GE Tax-Exempt Fund                           --        120,343
GE Fixed Income Fund                         --      3,522,923
GE Government
      Securities Fund                        --      7,452,592
GE Short-Term
      Government Fund                        --        303,866
GE High Yield Fund                           --        409,099
GE Europe Equity Fund                    19,014             --
GE Emerging Markets Fund                 24,845             --
GE Premier Value Equity Fund                 --         11,965
GE Premier International
      Equity Fund                            --        547,641
GE S & P 500 Index Fund                      --          4,049

DISTRIBUTIONS TO SHAREHOLDERS
GE Fixed Income Fund, GE Government Securities Fund, GE Short-Term Government Fund, GE Tax-Exempt Fund, GE High Yield Fund and GE Money Market Fund declare investment income dividends daily and pay them monthly. All other Funds declare and pay dividends from investment income annually. All Funds declare and pay net realized capital gains in excess of capital loss carryforwards distributions annually. The character of income and gains to be distributed is determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include (but are not limited to) swaps, treatment of realized and unrealized gains and losses on forward foreign currency contracts, paydown gains and losses on mortgage-backed securities, and losses deferred due to wash sale transactions. Reclassifications are made to the Funds' capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. These reclassifications have no impact on net investment income, realized gains or losses, or net asset value of the Funds. The calculation of net investment income per share in the Financial Highlights table excludes these adjustments. GE Government Securities Fund will declare a distribution each day in an amount based on periodic projec-

                                NOTES TO FINANCIAL STATEMENTS SEPTEMBER 30, 2000

tions of its future net investment income. Consequently, the amount of each daily distribution may differ from actual net investment income.

INVESTMENT INCOME
Corporate actions (including cash dividends) are recorded on the ex-dividend date, net of applicable withholding taxes, except for certain foreign corporate actions, which are recorded as soon after ex-dividend date as such information becomes available. Interest income is recorded on the accrual basis. All discounts and premiums on taxable bonds and discounts and premiums on tax-exempt bonds are amortized to call or maturity date, whichever is shorter, using the effective yield method. For tax-exempt bonds purchased on or after May 1, 1993, both market discount and original issue discount are amortized.

EXPENSES
Expenses of the Trust, which are directly identifiable to a specific Fund, are allocated to that Fund. Expenses which are not directly identifiable to a specific Fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the Funds. All expenses of the Funds are paid by GEAM, and reimbursed by the Funds.

DEFERRED ORGANIZATIONAL COSTS
Organizational expenses applicable to the GE Premier Growth Equity Fund have been deferred and are being amortized on a straight-line basis over a period of five years from commencement of investment operations.


3.   SECURITY LENDING

At September 30, 2000, the following Funds participated in securities lending:

                               LOANED SECURITIES
                                  (INCLUDING          CASH
                               ACCRUED INTEREST)   COLLATERAL
--------------------------------------------------------------------------------
GE Fixed Income
   Fund:                         $20,246,531       $20,609,087

GE Government
   Securities Fund:               74,144,645        75,471,745

GE Short-Term
   Government Fund:               17,837,932        18,163,701


4.   FEES AND COMPENSATION
     PAID TO AFFILIATES

ADVISORY AND ADMINISTRATION
AND OTHER OPERATING FEES
Compensation of GEAM for investment advisory and administrative services is paid monthly based on the average daily net assets of each Fund. Until further notice, GEAM has agreed to reduce other operating expenses (exclusive of advisory, administration and distribution fees) for each Fund to the levels as stated in the following schedule:

                                    ANNUALIZED BASED ON AVERAGE DAILY NET ASSETS
                           ADVISORY AND            OTHER
                       ADMINISTRATION FEES* OPERATING EXPENSES*
--------------------------------------------------------------------------------
GE U.S. Equity Fund           .40%                  .25%
GE Value Equity Fund          .55%                  .30%
GE Mid-Cap Growth Fund        .60%                  .30%
GE Mid-Cap Value
   Equity Fund**              .80%                  .25%
GE Small-Cap Value
   Equity Fund                .70%                  .20%
GE S&P 500 Index Fund         .30%                  .15%
GE Global Equity Fund         .75%                  .35%
GE International Equity Fund  .80%                  .30%
GE Europe Equity Fund**      1.05%                  .30%
GE Emerging Markets Fund**   1.20%                  .30%
GE Premier Growth
   Equity Fund                .60%                  .30%
GE Premier Research
   Equity Fund                .70%                  .25%
GE Premier International
   Equity Fund                .80%                  .25%
GE Premier Value
   Equity Fund                .60%                  .25%
GE Fixed Income Fund          .35%                  .20%
GE Government
    Securities Fund           .40%                  .20%
GE Short-Term
   Government Fund            .30%                  .15%
GE Tax-Exempt Fund            .35%                  .25%
GE High Yield Fund**          .60%                  .20%
GE Strategic Investment Fund  .35%                  .30%
GE Money Market Fund          .25%                  .25%

*  AFTER REIMBURSEMENT, IF ANY

** THESE FIGURES DO NOT REFLECT (I) A .15% REDUCTION OF INVESTMENT MANAGEMENT
   FEES FOR THE GE MID-CAP VALUE EQUITY FUND, GE EUROPE EQUITY FUND AND GE EMERGING MARKETS FUND AND (II) A .10% REDUCTION OF INVESTMENT MANAGEMENT FEES FOR THE GE HIGH YIELD FUND FOR THE PERIOD OCTOBER 1, 1999 THROUGH APRIL 16, 2000. THIS REDUCTION WAS DISCONTINUED EFFECTIVE APRIL 17, 2000.

                                NOTES TO FINANCIAL STATEMENTS SEPTEMBER 30, 2000

DISTRIBUTION AND SHAREHOLDER SERVICING FEES
The Funds have adopted a Shareholder Servicing and Distribution Plan ("the Plan") pursuant to Rule 12b-1 under the 1940 Act with respect to each Fund except the GE S&P 500 Index Fund and GE Money Market Fund. Each Fund pays GE Investment Distributors, Inc. ("GEID"), a wholly-owned subsidiary of GE Financial Assurance Holdings, Inc. (an indirect wholly-owned subsidiary of General Electric Company) and the Funds' principal underwriter, a monthly fee for distribution and/or shareholder services provided, at an annual rate of the average daily net assets attributable to each applicable class of shares. The annual rates applicable are: prior to September 18, 1999, .50% for Class A shares, 1.00% for Class B shares (except GE Short-Term Government Fund which was
 .85%) and .25% for Class C shares. Subsequent to the close of business on September 17, 1999, the annual rate for Class A shares was reduced to .25% (see
Note 10 for additional information). Currently, Class Y shares are not subject to a 12b-1 fee.

GEID has agreed that once Class B shares automatically convert to Class A shares, six years after the date of purchase (eight years in the case of shares acquired or exchanged from shares of Investors Trust Funds), such shareholders will become subject to the .25% distribution and/or shareholder services fees attributable to Class A shares.

TRUSTEES COMPENSATION
The Funds pay no compensation to their Trustees who are officers or employees of GEAM or its affiliates. Trustees who are not such officers or employees receive an annual fee of $10,000 and an additional fee of $500 per Trustees' meeting attended in person.

OTHER
For the period ended September 30, 2000, the Trust was informed that GEID acting as underwriter received net commissions of $760,616 from the sale of Class A shares and $354,959 in contingent deferred sales charges from redemptions of Class A, Class B and Class C shares.


5.   SUB-ADVISORY FEES

Pursuant to investment sub-advisory agreements with GEAM, Brown Brothers Harriman & Co. ("Brown Brothers") is the sub-adviser to the GE Tax-Exempt Fund; Palisade Capital Management, LLC ("Palisade") is the sub-adviser to the GE Small-Cap Value Equity Fund; NWQ Investment Management Company ("NWQ") is the sub-adviser to the GE Mid-Cap Value Equity Fund; State Street Global Advisors ("SSgA") is the sub-adviser to the GES&P 500 Index Fund; and Miller Anderson & Sherrerd, LLP ("MAS") is the sub-adviser to the GE High Yield Fund.

Brown Brothers, Palisade, NWQ, SSgA and MAS are responsible for the day-to-day portfolio management of the assets of the GE Tax-Exempt Fund, the GE Small-Cap Value Equity Fund, the GE Mid-Cap Value Equity Fund, the GE S&P 500 Index Fund and the GE High Yield Fund, respectively, including the responsibility for making decisions to buy, sell or hold a particular security, under the general supervision of GEAM and the Board.

For their services, GEAM pays Brown Brothers, Palisade, NWQ, SSgA and MAS monthly sub-advisory fees which are calculated as a percentage of the average daily net assets of the respective funds.

Effective October 1, 2000, GEAM, as Investment Adviser to GE Mid-Cap Value Equity Fund and GE Tax-Exempt Fund, will assume day-to-day portfolio management responsibility from NWQ and Brown Brothers, the current Sub-Advisers to GE Mid-Cap Value Equity Fund and GE Tax-Exempt Fund, respectively.


6.   AGGREGATE UNREALIZED APPRECIATION AND DEPRECIATION

Aggregate gross unrealized appreciation/(depreciation) of investments for each Fund at September 30, 2000, were as follows:

                                                       NET
                          GROSS         GROSS      UNREALIZED
                       UNREALIZED    UNREALIZED   APPRECIATION/
                      APPRECIATION  DEPRECIATION (DEPRECIATION)
--------------------------------------------------------------------------------
GE U.S. Equity Fund   $169,234,164   $31,181,155  $138,053,009
GE Value Equity Fund    21,582,402     3,853,276    17,729,126
GE Mid-Cap
   Growth Fund           9,718,920     2,785,152     6,933,768
GE Mid-Cap Value
   Equity Fund           2,145,012     1,623,679      521,333
GE Small-Cap Value
   Equity Fund           7,151,301     1,878,343     5,272,958
GE S&P 500 Index Fund    2,491,123     2,828,263     (337,140)
GE Global Equity Fund   11,499,091     5,042,597    6,456,494

                                NOTES TO FINANCIAL STATEMENTS SEPTEMBER 30, 2000

                                                       NET
                          GROSS         GROSS      UNREALIZED
                       UNREALIZED    UNREALIZED   APPRECIATION/
                      APPRECIATION  DEPRECIATION (DEPRECIATION)
--------------------------------------------------------------------------------
GE International
   Equity Fund       $  7,413,304    $4,955,435   $ 2,457,869
GE Europe Equity Fund   1,692,050     1,056,474       635,576
GE Emerging
   Markets Fund         3,341,021     3,700,912      (359,891)
GE Premier Growth
   Equity Fund         32,665,104     9,965,902    22,699,202
GE Premier Research
   Equity Fund          1,057,021     1,358,160      (301,139)
GE Premier International
   Equity Fund            291,628     1,379,828    (1,088,200)
GE Premier Value
   Equity Fund          1,891,506       681,162     1,210,344
GE Fixed Income Fund    1,419,489     1,984,022      (564,533)
GE Government
   Securities Fund      3,610,408     1,981,734     1,628,674
GE Short-Term
   Government Fund        398,097        99,574       298,523
GE Tax-Exempt Fund        245,912       374,196      (128,284)
GE High Yield Fund        422,483     4,045,835    (3,623,352)
GE Strategic
   Investment Fund     40,991,856     8,124,303    32,867,553

The aggregate cost of each Fund's investments was substantially the same for book and federal income tax purposes at September 30, 2000.


7.   OPTIONS

During the period ended September 30, 2000, the following option contracts were written:

                      GE STRATEGIC              GE FIXED
                     INVESTMENT FUND           INCOME FUND
--------------------------------------------------------------------------------
                   NUMBER                   NUMBER
                OF CONTRACTS  PREMIUM    OF CONTRACTS  PREMIUM
--------------------------------------------------------------------------------
Balance as of
   September 30, 1999  --   $      --           --   $      --
Written             1,420       3,106        2,690       5,884
Closed and Expired (1,420)     (3,106)      (2,690)     (5,884)
Exercised              --          --           --          --
--------------------------------------------------------------------------------
Balance as of
   September 30, 2000  --   $      --           --  $       --
--------------------------------------------------------------------------------



                      GE GOVERNMENT           GE SMALL CAP
                     SECURITIES FUND        VALUE EQUITY FUND
--------------------------------------------------------------------------------
                   NUMBER                   NUMBER
                OF CONTRACTS  PREMIUM    OF CONTRACTS  PREMIUM
--------------------------------------------------------------------------------
Balance as of
   September 30, 1999  --   $      --           --  $       --
Written             6,430      14,066        1,621     738,765
Closed and Expired (6,430)    (14,066)      (1,277)   (563,848)
Exercised              --          --         (251)   (158,715)
--------------------------------------------------------------------------------
Balance as of
    September 30, 2000 --   $      --          93   $   16,202
--------------------------------------------------------------------------------


                              GE EMERGING MARKETS FUND
--------------------------------------------------------------------------------
                            NUMBER
                         OF CONTRACTS             PREMIUM
--------------------------------------------------------------------------------
Balance as of
   September 30, 1999         --               $      --
Written                        6                   4,968
Closed and Expired            (6)                 (4,968)
Exercised                     --                      --
--------------------------------------------------------------------------------
Balance as of
   September 30, 2000        --                $      --
--------------------------------------------------------------------------------


8.   INVESTMENT TRANSACTIONS

The cost of purchases and the proceeds from sales of investments, other than short-term securities and options, for the period ended September 30, 2000, were as follows:

                                PURCHASES            SALES
--------------------------------------------------------------------------------
GE U.S. Equity Fund           $365,967,079       $381,932,009
GE Value Equity Fund            44,034,382         44,994,842
GE Mid-Cap Growth Fund          16,300,538         20,856,794
GE Mid-Cap Value
   Equity Fund                   5,086,597          4,096,273
GE Small-Cap Value
   Equity Fund                 104,541,055         82,466,411
GE S&P 500 Index Fund           29,052,761          1,627,857
GE Global Equity Fund           68,725,541         59,843,837
GE International Equity Fund    71,726,022         55,225,174
GE Europe Equity Fund           14,992,780         13,079,849
GE Emerging Markets Fund        25,105,583         13,768,217
GE Premier Growth
   Equity Fund                 113,840,151         34,981,013
GE Premier Research
   Equity Fund                  17,363,700          4,546,891
GE Premier International
   Equity Fund                  15,110,375          2,895,810
GE Premier Value
   Equity Fund                  15,278,366          3,779,709

                                NOTES TO FINANCIAL STATEMENTS SEPTEMBER 30, 2000

                                PURCHASES            SALES
--------------------------------------------------------------------------------
GE Fixed Income Fund         $ 345,640,655       $309,484,633
GE Government
   Securities Fund             200,108,092        243,469,877
GE Short-Term
   Government Fund             135,668,626         90,098,541
GE Tax-Exempt Fund              10,850,147         14,871,960
GE High Yield Fund              20,898,168          9,443,772
GE Strategic
   Investment Fund             220,258,785        204,720,121

Open swap transactions held by the Funds consisted of the following as of September 30, 2000:


GE FIXED INCOME FUND

                                               NOTIONAL AMOUNT
Total Return Swap with Morgan
Stanley Capital Services Inc. on
the Lehman Brothers Asset
Backed Securities Index. Fund
receives/pays the positive/negative
return on the Index and pays
one month LIBOR minus 35
basis points monthly, expires
January 31, 2001.                                  $ 2,200,000

Total Return Swap with Morgan
Stanley Capital Services Inc. on
the investment grade portion of
the Lehman Brothers CMBS Index.
Fund receives/pays the positive/
negative return on the Index and
pays one month LIBOR minus 35
basis points monthly, expires
June 29, 2001.                                       2,758,000


GE STRATEGIC INVESTMENT FUND

                                               NOTIONAL AMOUNT
Total Return Swap with Morgan
Stanley Capital Services Inc. on
the Lehman Brothers Asset Backed
Securities Index. Fund receives/
pays the positive/negative return
on the Index and pays one month
LIBOR minus 35 basis points monthly,
expires January 31, 2001.                           $1,025,000


                                               NOTIONAL AMOUNT
Total Return Swap with Morgan
Stanley Capital Services Inc. on
the investment grade portion of
the Lehman Brothers CMBS Index.
Fund receives/pays the positive/
negative return on the Index and
pays one month LIBOR minus 35
basis points monthly, expires
June 29, 2001.                                      $1,578,000


9.   BENEFICIAL INTEREST
The number of shareholders each owning 5% or more of a Fund are listed below. The total percentage of a Fund held by such shareholders as well as percentage of a Fund held by certain directly and indirectly wholly-owned subsidiaries of General Electric Company and their respective investment plans ("GE Affiliates") at September 30, 2000 are:

                   5% OR GREATER SHAREHOLDERS
                    -------------------------  % OF FUND HELD
                      NUMBER   % OF FUND HELD  BY GE AFFILIATES*
--------------------------------------------------------------------------------
GE U.S. Equity Fund      3            23%             23%
GE Value Equity Fund     1             6%              6%
GE Mid-Cap
  Growth Fund            1            19%             19%
GE Mid-Cap Value
  Equity Fund            1            80%             80%
GE Small-Cap Value
  Equity Fund            3            54%             54%
GE S&P 500 Index Fund    1            84%             84%
GE Global Equity Fund    2            33%              --
GE International
  Equity Fund            5            43%             43%
GE Europe Equity Fund    1            79%             79%
GE Emerging
  Markets Fund           1            58%             58%
GE Premier Research
  Equity Fund            1            79%             79%
GE Premier International
  Equity Fund            1            84%             84%
GE Premier Value
  Equity Fund            1            85%             85%
GE Fixed Income Fund     3            25%             25%
GE Short-Term
  Government Fund        2            70%              5%
GE Tax-Exempt Fund       2            14%              --
GE High Yield Fund       3            75%             75%
GE Strategic
  Investment Fund        3            22%             22%
GE Money Market Fund     1            12%              --

                                NOTES TO FINANCIAL STATEMENTS SEPTEMBER 30, 2000


The GE LifeStyle Moderate Strategy Fund, an open-ended management investment company operating as a "fund of funds," that is advised by GEAM, also owned 5% or more of the outstanding shares of certain funds.

Investment activities of these shareholders could have a material impact on the Funds.

*  INCLUDED IN THE 5% OR GREATER SHAREHOLDERS PERCENTAGE.


10. CAPITAL STOCK

On June 11, 1999, the Board of Trustees of GE Funds approved a share class redesignation (the "Redesignation") for each of the Funds, except the GE Money Market Fund, effective at the close of business September 17, 1999. The Redesignation combined each Fund's respective Class A and Class C shares into a single class designated as Class A. For each of the Funds affected by the Redesignation, except the GE Value Equity Fund, GE Mid-Cap Growth Fund, GE Government Securities Fund and GE Tax-Exempt Fund, Class A shares were merged into Class C shares and Class C shares were renamed Class A shares. For the GE Value Equity Fund, GE Mid-Cap Growth Fund, GE Government Securities Fund and GE Tax-Exempt Fund, Class C shares were merged into Class A shares. The Redesignation was completed to simplify the structure and increase the operating efficiencies of the Funds. For tax purposes, the Redesignation results in a non-taxable exchange of shares. Additionally, Class D shares were renamed Class Y shares.

On September 30, 1999 a new class of shares, the Class C (level load) shares, were created and offered for public sale effective October 1, 1999 by each of the Funds (except the GE Money Market Fund). There is no front-end sales load imposed on individual purchases of Class C (level load) shares. However, a maximum contingent deferred sales charge of 1% is imposed on the redemption of Class C (level load) shares within the first year of purchase. Class C (level load) shares pay GEID a monthly fee for distribution and/or shareholder services provided, at an annual rate of 1.00% of the average daily net assets of Class C (level load) shares.

                                               REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Trustees of GE Funds

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of the funds constituting GE Funds (the "Trust") at September 30, 2000, and the results of their operations, the changes in their net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
November 17, 2000

                                                      TAX INFORMATION, UNAUDITED

For the ordinary income distributions paid by the following Funds during the year ended September 30, 2000, the total amount of qualified passive income per share received from sources within foreign countries and possessions of the United States and total amount of taxes paid per share by the Funds to such countries was as follows:

                                 FOREIGN SOURCE      TAXES PAID
FUND                            INCOME PER SHARE      PER SHARE
--------------------------------------------------------------------------------
GE Global Equity Fund             $0.34988           $0.04088
GE International Equity Fund      $0.33771           $0.04109
GE Emerging Markets Fund          $0.13363           $0.04286
GE Europe Equity Fund             $0.20230           $0.02362

Of the dividends paid from net investment income by the GE Tax-Exempt Fund for the tax period ended September 30, 2000, 99.56% represents exempt interest dividends for Federal income tax purposes.

During the year ended September 30, 2000, the following Funds paid to shareholders of record on December 1, 1999 the following long-term capital gain dividends reported on Forms 1099-DIV for 1999.


FUND                                        PER SHARE AMOUNT
--------------------------------------------------------------------------------
GE International Equity Fund                    $0.79180
GE Global Equity Fund                            2.30005
GE Premier Growth Equity Fund                    0.95290
GE U.S. Equity Fund                              3.53905
GE Value Equity Fund                             0.71610
GE Strategic Investment Fund                     0.99199
GE Small-Cap Value Fund                          0.00849

Please consult a tax advisor if you have any questions about Federal or State income tax laws or on how to prepare your tax returns. If you have specific questions about your Fund account, please consult your investment representative or call 1-800-242-0134.

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                                       146

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                                       147

                                                       GE FUNDS' INVESTMENT TEAM

  PORTFOLIO MANAGERS
  GE U.S. EQUITY FUND
  Team led by Eugene K. Bolton

  GE VALUE EQUITY FUND
  Peter J. Hathaway

  GE MID-CAP GROWTH FUND
  Ralph E. Whitman, Jr.

  GE MID-CAP VALUE EQUITY FUND
  Ralph E. Whitman, Jr.

  GE SMALL-CAP VALUE EQUITY FUND
  Investment Committee:
  Jack Feiler
  Martin L. Berman
  Steven E. Berman
  Richard Meisenberg -
      Palisade Capital Management, L.L.C.

  GE S&P 500 INDEX FUND
  James B. May - State Street Global Advisors

  GE GLOBAL EQUITY FUND
  Ralph R. Layman
  Michael J. Solecki

  GE INTERNATIONAL EQUITY FUND
  Team led by Ralph R. Layman

  GE EUROPE EQUITY FUND
  Michael J. Solecki

  GE EMERGING MARKETS FUND
  Team led by Ralph R. Layman

  GE PREMIER GROWTH EQUITY FUND
  David B. Carlson

  GE PREMIER RESEARCH EQUITY FUND
  Christopher Brown
  Richard Sanderson

  GE PREMIER INTERNATIONAL EQUITY FUND
  Brian Hopkinson

  GE PREMIER VALUE EQUITY FUND
  Paul Reinhardt

  GE FIXED INCOME FUND
  GE GOVERNMENT SECURITIES FUND
  GE SHORT-TERM GOVERNMENT FUND
  Team led by Robert A. MacDougall

  GE TAX-EXEMPT FUND
  Michael J. Caufield

  GE HIGH YIELD FUND
  Robert E. Angevine
  Thomas L. Bennett
  Stephen F. Esser -
      Miller Anderson & Sherrerd, LLP

  GE STRATEGIC INVESTMENT FUND
  David B. Carlson
  Ralph R. Layman
  Robert A. MacDougall

  GE MONEY MARKET FUND
  Team led by Robert A. MacDougall

  INVESTMENT ADVISER
  AND ADMINISTRATOR
  GE Asset Management Incorporated

  TRUSTEES
  Michael J. Cosgrove
  John R. Costantino
  Alan M. Lewis
  William J. Lucas
  Robert P. Quinn

  SECRETARY
  Matthew J. Simpson

  TREASURER
  Michael J. Tansley

  ASSISTANT TREASURER
  Michael M. D'Ambrosio

  DISTRIBUTOR
  GE Investment Distributors, Inc.
  Member NASD and SIPC

  COUNSEL
  Willkie Farr & Gallagher

  CUSTODIAN
  State Street Bank & Trust Company

  INDEPENDENT ACCOUNTANTS
  PricewaterhouseCoopers LLP


  OFFICERS OF THE INVESTMENT ADVISER
  John H. Myers, CHAIRMAN OF THE BOARD AND PRESIDENT

  Eugene K. Bolton, EVP, DOMESTIC EQUITIES

  Michael J. Cosgrove, EVP, MUTUAL FUNDS

  John J. Walker, EVP, CHIEF FINANCIAL OFFICER

  Ralph R. Layman, EVP, INTERNATIONAL EQUITIES

  Alan M. Lewis, EVP, GENERAL COUNSEL AND SECRETARY

  Robert A. MacDougall, EVP, FIXED INCOME

  Geoffrey R. Norman, EVP, MARKETING

  Don W. Torey, EVP, ALTERNATIVE INVESTMENTS AND
     REAL ESTATE

                                                           SHAREHOLDER INQUIRIES

CLASS A, B AND C INVESTORS: For questions regarding the Funds or your account, call your Investment Professional or GE Funds Shareholder Services at 1-800-242-0134.

Address inquiries regarding the Funds to:            GE FUNDS
                                                     3003 SUMMER STREET
                                                     P.O. BOX 7900
                                                     STAMFORD, CT 06904-7900

Address requests regarding your account(s) to:       GE FUNDS
                                                     P.O. BOX 219631
                                                     KANSAS CITY, MO 64141-9631

Overnight express mail Address:                      GE FUNDS
                                                     C/O NFDS
                                                     330 WEST 9TH STREET
                                                     KANSAS CITY, MO 64105
                                                     (816) 843-7335


CLASS Y INVESTORS:       Contact your designated GE Asset Management account
                         representative


401(K) PLAN INVESTORS:   Call your company's designated plan number.

WEBSITE: HTTP:/WWW.GE.COM/MUTUALFUNDS


--------------------------------------------------------------------------------
    At GE, we're dedicated to providing the investment options you'll need to tailor your financial portfolio to every stage of your life. Each member of the GE Family of Funds is managed according to the same principles to integrity and quality that have guided GE over the past century, and have made it the world-class company that it is today. Each fund draws strength from a tradition of investment management that spans more than 70 years. Whether you're creating a new investment portfolio or adding to an established one, the GE Family of Funds offers an array of professionally managed investment options that will help you meet a lifetime of financial needs.

    The GE Family of Funds is just one of the investment product lines available through GE Financial Assurance -- a dynamic family of investment and insurance companies devoted to providing financial solutions to consumers seeking to accumulate, preserve and protect wealth over their lifetimes.
--------------------------------------------------------------------------------

INVESTMENT ADVISER
GE ASSET MANAGEMENT INCORPORATED
3003 SUMMER STREET
STAMFORD, CT  06905

DISTRIBUTOR
GE INVESTMENT DISTRIBUTORS, INC.
MEMBER NASD AND SIPC
777 LONG RIDGE ROAD
STAMFORD, CT  06927


[GE LOGO OMITTED]

WE BRING GOOD THINGS TO LIFE.